UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04000

 CALVERT VARIABLE PRODUCTS, INC.
 (Exact name of registrant as specified in charter)

     4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

     William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2010

Item 1. Report to Stockholders.

Calvert VP SRI Large
Cap Value Portfolio

Annual Report
December 31, 2010

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4 Portfolio Manager Remarks

7 Shareholder Expense Example

8 Report of Independent Registered Public Accounting Firm

9 Statement of Net Assets

12 Statement of Operations

13 Statements of Changes in Net Assets

14 Notes to Financial Statements

19 Financial Highlights

21 Explanation of Financial Tables

22 Proxy Voting and Availability of Quarterly Portfolio Holdings

23 Basis for Board’s Approval of Investment Advisory Contract

26 Director and Officer Information Table

Calvert VP SRI Large Cap Value Portfolio

Portfolio within Calvert Variable Products, Inc.

Managed by Calvert Asset Management Company, Inc.

Performance

Calvert VP SRI Large Cap Value Portfolio returned a solid 11.60% for the 12-month period ended December 31, 2010, while the benchmark Russell 1000 Value Index returned 15.51%. The relative underperformance was largely due to stock selection in the Energy, Information Technology, and Consumer Discretionary sectors.

Investment Climate

Unemployment started the year at 10% and stayed elevated all year. The gross domestic product (GDP) growth rate began the year at nearly 5%, but tapered down to around 2% mid year, which kept businesses from hiring. Industrial production was one bright spot, however, as companies had to replenish inventories that had been drawn down the prior year and a declining dollar value boosted demand for our exports.

Major economic troubles started to unfold in the second quarter of 2010--Greece’s debt situation, the Gulf of Mexico oil spill, the sudden drop and rebound in the equities markets in May (also known as the “flash crash”), and more debt woes in Spain and Hungary. All in all it was a very eventful quarter for investors.

The capping of the Gulf of Mexico oil well in the third quarter coincided with other positive economic news. The banking system began to recover, as Wells Fargo announced its loan quality was better than expected. The lengthy period of high unemployment sparked some changes in President Obama’s team of economic advisors and compelled the Federal Reserve to announce another $600 billion for quantitative easing efforts. And Americans voted for change in the November elections, as Republicans regained control of the House of Representatives.

Fortunately, the combination of economic weakness and heightened cautiousness by investors led to lower long-term interest rates, which both companies and countries took advantage of by issuing 100-year bonds. The fact that most major banks have announced plans to raise their dividends should brighten the outlook for 2011, as it signifies balance

Calvert VP SRI Large Cap Value Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

           Average Annual Total Return

          (period ended 12.31.10)

One year	11.60%
Five year	1.12%
Ten year	4.17%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

sheet health and puts cash back into the hands of investors.

Also, major companies have started approving employee pay raises again, although the Obama administration has capped the salaries of federal government employees for two years. Dividend growth coupled with private sector wage growth and some limitations on federal spending should all be positives for the economy heading into 2011.

% of Total
Economic Sectors	Investments
Consumer Discretionary	7.0%
Consumer Staples	9.6%
Energy	14.2%
Financials	26.5%
Health Care	11.0%
Industrials	7.6%
Information Technology	12.0%
Materials	2.2%
Telecommunication Services	5.8%
Utilities	4.1%
Total	100%

Portfolio Strategy

Performance of the Telecommunications, Materials, and Utilities sectors contributed to returns. However, stock selection in the Energy, Information Technology, and Consumer Discretionary sectors more than offset that, leading to the Portfolio’s underperformance.

Detractors from Performance

The fund’s top three detractors from performance were the Energy, Information Technology, and Consumer Discretionary sectors. Energy was the biggest negative during the year, primarily due to the hit our holding in BP took after the Gulf of Mexico oil spill. We sold the holding in June, as the well had still not been capped and the potential legal liabilities from the spill were still unknown. However, investments in Exxon Mobil, ConocoPhillips, and Anadarko Petroleum helped offset some of the losses.

Poor stock selection in Information Technology also hurt performance as Cisco Systems, Nokia, and Microsoft were in the bottom 10 of contributors to Portfolio’s returns. An overweight in Tyco Electronics helped partially offset some of the losses. During the second half of the year, we increased our exposure to the sector as valuations became more compelling.

Finally, the lack of exposure to the outperforming Hotels, Restaurants, & Leisure, and Auto Components sub-sectors in Consumer Discretionary also hurt performance. Poor stock selection in the Media sub-sector, an overweight position in News Corp., and the lack of exposure to outperformers such as Time Warner Cable and Viacom also weighed on returns.

contrIbutors to Performance

The Portfolio’s top performing sectors included Telecommunications, Materials, and Utilities. An overweight to the outperforming Telecommunications sector, as well as strong relative stock selection--especially overweights in Frontier and Verizon--helped returns.

Our investment in Materials also outperformed. Specifically, Newmont Mining outperformed as gold prices hit new highs throughout the year. We also profited from a lack of exposure to the weak Construction Materials sub-sector. An underweight to the underperforming Utilities sector also added to returns, as did a lack of exposure to the Multi-Utilities and Independent Power Producers sub-sectors.

In 2010, fears of an impending “double dip” recession led investors to bid up the prices of some extremely defensive holdings--essentially, companies with assured demand regardless of economic growth. As a result, we locked in the gains by selling Kraft, Kroger, and Southern Electric to reinvest in less defensive companies.

We also added Diamond Offshore, Merck, and Hewlett-Packard to the Portfolio, and bought Hartford to partake in the insurance industry’s recovery. These transactions are indicative of our philosophy--to take advantage of excessive market pessimism to add to high quality names and to sell holdings that have already become highly valued and appear to have limited upside.

outlook

The U.S. economy has weathered many negatives over the past few years. It appears that most signs point to a long-awaited recovery, which should lead to more spending and positive economic growth that can be used to reduce the budget deficit. The Federal Reserve’s efforts should generate some loan growth in the private sector, increasing short-term interest rates. However, the equity markets can still do well in this environment as investors who abandoned equities for fixed-income securities over the last few years return.

Given the impending return of job growth to fuel volume growth and pricing power, equities still have an opportunity to provide good returns. Another important valuation yardstick is the disparity between fixed-income securities and stocks issued by the same company. Quite a few holdings took advantage of the extremely low interest rates to issue bonds at rates below dividend yields, which, for most companies, are secure and growing. Therefore, the valuation of equities versus bonds, expectation of more pro-business political policies, and a more secure economic outlook underpin our optimistic outlook for 2011.

January 2011

As of December 31, 2010, the following companies represented the following percentages of Portfolio net assets: Wells Fargo 2.05%, Kraft 0%, Kroger 0%, Southern Electric 0%, Diamond Offshore 2.10%, Merck 1.18%, Hewlett-Packard 1.74%, Hartford 1.86%, BP 0%, Exxon-Mobile 2.21%, ConocoPhillips 2.12%, Andarko Petroleum 0.83%, Cisco 1.47%, Nokia 1.00%, Microsoft 2.05%, Tyco Electronics 1.31%, News Corp. 1.76%, Time Warner Cable 1.48%, Viacom 0%, Frontier 1.59%, Verizon 1.73% and Newmont Mining 0.74%. Portfolio holdings are subject to change at any time.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BegInnIng	Ending	Expenses Paid
	Account value	Account value	During Period*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,206.80	$4.12

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.48	$3.77

* Expenses are equal to the Fund’s annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc.
and Shareholders of Calvert VP SRI Large Cap Value Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP SRI Large Cap Value Portfolio (formerly, the Summit Zenith Portfolio) (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Large Cap Value Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG, LLP

Philadelphia, Pennsylvania
February 25, 2011

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT 8

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

EQUITY SECURITIES - 97.7%	shares	value
Beverages - 1.3%
Coca-Cola Co.	33,700	$2,216,449

Capital Markets - 7.4%
AllianceBernstein Holding LP*	77,900	1,817,407
Bank of New York Mellon Corp	127,558	3,852,252
Goldman Sachs Group, Inc	11,500	1,933,840
Legg Mason, Inc.	42,900	1,555,983
Morgan Stanley	109,700	2,984,937
		12,144,419

Chemicals - 1.5%
Dow Chemical Co.	70,400	2,403,456

Commercial Banks - 3.9%
US Bancorp	113,600	3,063,792
Wells Fargo & Co	108,900	3,374,811
		6,438,603

Communications Equipment - 3.5%
Cisco Systems, Inc.*	119,800	2,423,554
Motorola, Inc.*	186,000	1,687,020
Nokia Oyj (ADR)	159,600	1,647,072
		5,757,646

Computers & Peripherals - 1.7%
Hewlett-Packard Co	68,100	2,867,010

Consumer Finance - 1.6%
Discover Financial Services	142,600	2,642,378

Diversified Financial Services - 6.3%
Bank of America Corp.	270,384	3,606,922
CME Group, Inc.	10,300	3,314,025
JPMorgan Chase & Co.	81,504	3,457,400
		10,378,347

Diversified Telecommunication Services - 5.6%
AT&T, Inc.	129,100	3,792,958
Frontier Communications Corp	269,977	2,626,876
Verizon Communications, Inc.	79,900	2,858,822
		9,278,656

Electric Utilities - 4.0%
Duke Energy Corp	172,244	3,067,666
Exelon Corp	84,900	3,535,236
		6,602,902

EQUITY SECURITIES - CONT’D	shares	value
Electrical Equipment - 1.3%
Emerson Electric Co.	37,600	$2,149,592

Electronic Equipment & Instruments - 1.3%
Tyco Electronics Ltd.	61,025	2,160,285

Energy Equipment & Services - 2.1%
Diamond Offshore Drilling, Inc.	51,900	3,470,553

Food & Staples Retailing - 4.7%
CVS Caremark Corp.	85,400	2,969,358
Walgreen Co.	45,100	1,757,096
Wal-Mart Stores, Inc.	55,300	2,982,329
		7,708,783

Food Products - 1.7%
Unilever NV, NY Shares	89,500	2,810,300

Health Care Equipment & Supplies - 1.7%
Covidien plc	61,625	2,813,797

Health Care Providers & Services - 1.8%
WellPoint, Inc.*	53,400	3,036,324

Household Durables - 1.3%
Sony Corp. (ADR)	57,600	2,056,896

Household Products - 1.7%
Procter & Gamble Co	43,000	2,766,190

Industrial Conglomerates - 6.1%
3M Co.	40,600	3,503,780
General Electric Co	194,200	3,551,918
Tyco International Ltd	72,625	3,009,580
		10,065,278

Insurance - 6.7%
Berkshire Hathaway, Inc., Class B*	34,650	2,775,812
Hartford Financial Services Group, Inc	115,800	3,067,542
MetLife, Inc.	61,300	2,724,172
Travelers Co.’s, Inc.	45,000	2,506,950
		11,074,476

Internet Software & Services - 1.2%
Google, Inc.*	3,400	2,019,498

IT Services - 1.9%
International Business Machines Corp.	21,400	3,140,664

Media - 5.6%
CBS Corp., Class B	125,074	2,382,660
Comcast Corp	37,700	828,269
Gannett Co., Inc	42,600	642,834
News Corp., Class B	176,300	2,894,846
Time Warner, Inc.	75,966	2,443,826
		9,192,435

EQUITY SECURITIES - CONT’D	shares	value
Metals & Mining - 0.7%
Newmont Mining Corp	19,900	$1,222,457

Oil, Gas & Consumable Fuels - 11.8%
Anadarko Petroleum Corp.	18,000	1,370,880
ConocoPhillips	51,442	3,503,200
Devon Energy Corp.	37,600	2,951,976
Exxon Mobil Corp	49,800	3,641,376
Marathon Oil Corp	71,200	2,636,536
Royal Dutch Shell plc (ADR)	49,300	3,292,254
Spectra Energy Corp.	79,472	1,986,005
		19,382,227

Pharmaceuticals - 7.2%
GlaxoSmithKline plc (ADR)	70,900	2,780,698
Johnson & Johnson	52,900	3,271,865
Merck & Co., Inc.	54,000	1,946,160
Pfizer, Inc	222,300	3,892,473
		11,891,196

Software - 2.1%
Microsoft Corp.	121,200	3,383,904

Total Equity Securities (Cost $166,393,547)		161,074,721

TOTAL INVESTMENTS (Cost $166,393,547) - 97.7%		161,074,721
Other assets and liabilities, net - 2.3%		3,787,978
net assets - 100%		$164,862,699

net assets consIst of:
Paid-in capital applicable to 2,467,196 shares of common stock outstanding;
$0.10 par value, 40,000,000 shares authorized		$209,038,785
Undistributed net investment income		699,275
Accumulated net realized gain (loss) on investments		(39,556,535)
Net unrealized appreciation (depreciation) on investments		(5,318,826)

net assets		$164,862,699

net asset value Per share		$66.82

*Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
LP: Limited Partnership

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $63,988)	$4,030,999
Interest income	3,728
Total investment income	4,034,727

Expenses:
Investment advisory fee	1,059,138
Transfer agency fees and expenses	1,661
Directors’ fees and expenses	20,885
Administrative fees	165,490
Accounting fees	26,042
Custodian fees	19,308
Reports to shareholders	48,472
Professional fees	34,497
Miscellaneous	12,247
Total expenses	1,387,740
Reimbursement from Advisor	(161,909)
Fees paid indirectly	(1,203)
Net expenses	1,224,628

net Investment Income	2,810,099

realIzeD anD unrealIzeD gaIn (loss) on Investments
Net realized gain (loss)	(7,931,513)
Change in unrealized appreciation (depreciation)	21,738,907

net realIzeD anD unrealIzeD gaIn (loss) on Investments	13,807,394

Increase (Decrease) In net assets
resultIng from oPeratIons	$16,617,493

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
Increase (Decrease) In net assets	2010	2009
Operations:
Net investment income	$2,810,099	$3,326,340
Net realized gain (loss) on investments	(7,931,513)	(29,235,023)
Change in unrealized appreciation (depreciation)	21,738,907	62,691,043

Increase (Decrease) In net assets
resultIng from oPeratIons	16,617,493	36,782,360

Distributions to shareholders from:
Net investment income	(2,397,775)	(3,261,948)
Net realized gain	—	(354,426)
Total distributions	(2,397,775)	(3,616,374)

Capital share transactions:
Shares sold	8,141,260	14,172,390
Reinvestment of distributions	2,397,769	3,616,370
Shares redeemed	(37,959,221)	(17,316,930)
Total capital share transactions	(27,420,192)	471,830

total Increase (Decrease) In net assets	(13,200,474)	33,637,816

net assets
Beginning of year	178,063,173	144,425,357
End of year (including undistributed net investment income of $699,275 and $318,385, respectively)	$164,862,699	$178,063,173

caPItal share actIvIty
Shares sold	130,608	289,892
Reinvestment of distributions	35,965	59,072
Shares redeemed	(630,216)	(338,718)
Total capital share activity	(463,643)	10,246

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE A – SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP SRI Large Cap Value Portfolio (the “Portfolio”), formerly known as Summit Zenith Portfolio, a series of Calvert Variable Products, Inc. (the “Fund”), formerly known as Summit Mutual Funds, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	valuatIon Inputs
Investments In securItIes	level 1	level 2	level 3	total
Equity securities*	$161,074,721	—	—	$161,074,721
TOTAL	$161,074,721	—	—	$161,074,721

*For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .64% of the Portfolio’s average daily net assets. Under the terms of the agreement, $88,095 was payable at year end. In addition, $21,353 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .74%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $13,780 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $64 for the year ended December 31, 2010. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $42,129,883 and $67,196,891, respectively.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-15	($ 2,277,422)
31-Dec-17	(29,115,098)
31-Dec-18	(7,929,337)

The Portfolio’s use of net capital loss carryforwards acquired from Ameritas Income & Growth Portfolio may be limited under certain tax provisions. Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$2,397,775	$3,261,948
Long term capital gain	—	354,426
Total	$2,397,775	$3,616,374

As of December 31, 2010, the tax basis components of distributable earnings / (accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$14,371,231
Unrealized (depreciation)	(19,924,735)
Net unrealized appreciation/(depreciation)	($5,553,504)

Undistributed ordinary income	$699,275
Capital loss carryforward	($39,321,857)
Federal income tax cost of investments	$166,628,225

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and partnerships.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to partnerships and real estate investment trusts.

Undistributed net investment income	($ 31,434)
Accumulated net realized gain (loss)	53,862
Paid-in capital	(22,428)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	weIghted		Month of
Average	Average	MaxImum	MaxImum
DaIly	Interest	Amount	Amount
Balance	Rate	Borrowed	BorroweD
$52,921	1.55%	$1,018,405	July 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

FINANCIAL HIGHLIGHTS

	years ended
	December 31,	December 31,	December 31,
	2010 (z)	2009	2008
Net asset value, beginning	$60.76	$49.45	$92.96
Income from investment operations:
Net investment income	1.05	1.16	.61
Net realized and unrealized gain (loss)	6.00	11.41	(34.05)
Total from investment operations	7.05	12.57	(33.44)
Distributions from:
Net investment income	(.99)	(1.14)	(1.95)
Net realized gain	—	(.12)	(8.12)
Total distributions	(.99)	(1.26)	(10.07)
Total increase (decrease) in net asset value	6.06	11.31	(43.51)
Net asset value, ending	$66.82	$60.76	$49.45

Total return*	11.60%	25.40%	(39.49%)
Ratios to average net assets: A
Net investment income	1.70%	2.19%	2.14%
Total expenses	.84%	.85%	.90%
Expenses before offsets	.74%	.74%	.90%
Net expenses	.74%	.74%	.90%
Portfolio turnover	27%	29%	34%
Net assets, ending (in thousands)	$164,863	$178,063	$144,425

		years ended
		December 31,	December 31,
		2007	2006
Net asset value, beginning		$101.12	$91.78
Income from investment operations:
Net investment income		1.64	1.42
Net realized and unrealized gain (loss)		(.06)	18.02
Total from investment operations		1.58	19.44
Distributions from:
Net investment income		(1.42)	(1.42)
Net realized gain		(8.32)	(8.68)
Total distributions		(9.74)	(10.10)
Total increase (decrease) in net asset value		(8.16)	9.34
Net asset value, ending		$92.96	$101.12

Total return*		1.40%	23.12%
Ratios to average net assets: A
Net investment income		1.61%	1.57%
Total expenses		.87%	.88%
Expenses before offsets		.87%	.88%
Net expenses		.87%	.88%
Portfolio turnover		42%	61%
Net assets, ending (in thousands)		$58,157	$62,428

See notes to financial highlights.

A

Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z)	Per share figures calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, includ-

ing, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one-year period ended June 30, 2010 and below the median of its peer group for the three- and five-year periods ended June 30, 2010. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio and management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board noted that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s growth and size on its performance and fees. Although the Portfolio’s advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not iden-

tify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to performance of the Portfolio; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio’s advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Director and Officer Information Table

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP S&P 500

Index Portfolio

(formerly, Summit S&P 500 Index Portfolio)

Annual Report

December 31, 2010

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4 Portfolio Manager Remarks

6 Shareholder Expense Example

7 Report of Independent Registered Public Accounting Firm

8 Statement of Net Assets

23 Statement of Operations

24 Statements of Changes in Net Assets

25 Notes to Financial Statements

31 Financial Highlights

33 Explanation of Financial Tables

34 Proxy Voting

35 Availability of Quarterly Portfolio Holdings

35 Basis for Board’s Approval of Investment Advisory Contracts

39 Director and Officer Information Table

CALVERT VP S&P 500 INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the year ended December 31, 2010, Calvert VP S&P 500 Index Portfolio returned 14.69%. Its benchmark, the Standard & Poor’s (S&P) 500 Index, returned 15.06% for the period. The portfolio’s relative underperformance was largely attributable to operating expenses.

Investment clImate

Equity markets performed well in 2010, although pockets of turbulence disrupted performance throughout the year. After a strong start, turmoil in the Greek bond market caused global equity markets to falter. They rebounded quickly once European Union governments and the European Central Bank announced a bail-out for Greece and debt-purchase programs designed to support peripheral euro-zone countries. During late spring and throughout the summer months, equity markets in the United States languished as domestic economic activity slowed. Investors’ concerns about the stability of European financial markets intensified as Portugal, Ireland, Italy, and Spain showed signs of weakness. By fall, the Federal Reserve had announced its second round of quantitative easing (QE2), which helped propel equity markets to new highs for the year. In addition, economic growth appears to have accelerated during the second half of 2010, fueling the markets’ rise.

 Calvert VP S&P 500 Index Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

          Average Annual Total Return

         (period ended 12.31.10)

One year	14.69%
Five year	1.99%
Ten Year	1.01%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

PortfolIo strategy

As an index fund, the portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the S&P 500 Index. The index includes 500 of the largest companies in the United States with a total market capitalization of more than $11 trillion. It is widely accepted as a proxy for the performance of stock markets in the United States. The companies in the S&P 500 delivered strong returns during 2010.

Over the full year, the top-performing sectors of the S&P 500 Index, including dividend reinvestment, were Consumer Discretionary (up 27.8%), Industrials (up 26.7%), and Materials (up 22.3%). The worst-performing sectors included Healthcare (up 2.9%), Utilities (up 5.5%), and Information Technology (up 10.2%).

At year-end, the S&P 500 Index was most heavily invested in Information Technology (19.0%) and Financial (16.2%) companies. Other sectors of significant weight included Energy (12.1%), Healthcare (11.0%), and Industrials (11.0%). The Index had the lowest exposure to companies in the Telecommunication Services (3.0%) and Utilities (3.3%) sectors.

The portfolio continued to meet its investment objective of closely tracking the total return of the index. The portfolio fully replicates the S&P 500 Index, which means that it holds all of the stocks in the Index. Market fluctuation, cash flows, and corporate actions may cause the portfolio to hold a slightly different weighting than the index. The S&P 500 Index is not a mutual fund and direct investment in it is not possible. Unlike the Index, the portfolio incurs operating expenses. During 2010, the portfolio’s slight underperformance was largely attributable to these expenses.

% of Total
Economic Sectors	Investments

Consumer Discretionary	10.3%
Consumer Staples	10.3%
Energy	11.5%
Exchange Traded Funds	1.4%
Financials	15.4%
Government	2.3%
Health Care	10.4%
Industrials	10.6%
Information Technology	18.0%
Materials	3.6%
Telecommunication Services	3.0%
Utilities	3.2%
Total	100%

outlook

During 2011, we expect to see increased growth in the U.S. and in global economies. We also anticipate that corporate earnings generally will improve. Interest rates may increase modestly as the economy strengthens and the Fed’s second round of quantitative easing ends. Merger and acquisition (M&A) activity will likely increase during 2011 as an improved economic outlook, significant cash on corporate balance sheets, low interest rates, and relatively attractive valuation multiples combine to create an attractive environment for M&A activity. Riskier assets, including equities and lower-rated bonds, may outperform in this environment, continuing the trend that began in 2009.

The equity market will face challenges during the year. Weakness in Europe is likely to persist into 2011, which may negatively affect companies that depend on European markets. Chronically high unemployment in the United States, as well as growing budget deficits at the federal, state, and local levels, may limit domestic economic growth. Finally, the possibility of rising interest rates may negatively affect price-to-earnings multiples in the equity markets.

January 2011

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	EndIng	Expenses Paid
	Account value	Account value	DurIng PerIod*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,230.50	$2.14

Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.29	$1.94

* Expenses are equal to the Fund’s annualized expense ratio of 0.38%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc.
and Shareholders of Calvert VP S&P 500 Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP S&P 500 Index Portfolio (formerly, the Summit S&P 500 Index Portfolio) (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP S&P 500 Index Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania
February 25, 2011

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

EQUITY SECURITIES - 96.4%	shares	value
Aerospace & Defense - 2.6%
General Dynamics Corp.	7,560	$536,458
Goodrich Corp.	2,490	219,294
Honeywell International, Inc.	15,530	825,575
ITT Corp.	3,645	189,941
L-3 Communications Holdings, Inc.	2,275	160,365
Lockheed Martin Corp.	5,908	413,028
Northrop Grumman Corp.	5,847	378,769
Precision Castparts Corp.	2,827	393,547
Raytheon Co.	7,257	336,289
Rockwell Collins, Inc.	3,124	182,004
The Boeing Co.	14,540	948,880
United Technologies Corp.	18,470	1,453,958
		6,038,108

Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc.	3,297	264,386
Expeditors International of Washington, Inc.	4,216	230,194
FedEx Corp.	6,250	581,313
United Parcel Service, Inc., Class B	19,690	1,429,100
		2,504,993

Airlines - 0.1%
Southwest Airlines Co.	14,836	192,571

Auto Components - 0.2%
Goodyear Tire & Rubber Co.*	4,829	57,224
Johnson Controls, Inc.	13,382	511,192
		568,416

Automobiles - 0.6%
Ford Motor Co.*	74,554	1,251,762
Harley-Davidson, Inc.	4,679	162,221
		1,413,983

Beverages - 2.5%
Brown-Forman Corp., Class B	2,063	143,626
Coca-Cola Co.	46,222	3,040,021
Coca-Cola Enterprises, Inc.	6,736	168,602
Constellation Brands, Inc.*	3,522	78,012
Dr Pepper Snapple Group, Inc.	4,520	158,923
Molson Coors Brewing Co., Class B	3,141	157,647
PepsiCo, Inc.	31,619	2,065,670
		5,812,501

equIty securItIes - cont’d	shares	value
Biotechnology - 1.2%
Amgen, Inc.*	18,807	$1,032,504
Biogen Idec, Inc.*	4,808	322,376
Celgene Corp.*	9,342	552,486
Cephalon, Inc.*	1,495	92,271
Genzyme Corp.*	5,064	360,557
Gilead Sciences, Inc.*	16,161	585,675
		2,945,869

Building Products - 0.0%
Masco Corp.	7,125	90,203

Capital Markets - 2.5%
Ameriprise Financial, Inc.	4,990	287,176
Bank of New York Mellon Corp.	24,692	745,698
Charles Schwab Corp.	19,700	337,067
E*Trade Financial Corp.*	4,151	66,416
Federated Investors, Inc., Class B	1,821	47,656
Franklin Resources, Inc.	2,912	323,844
Goldman Sachs Group, Inc.	10,177	1,711,364
Invesco Ltd.	9,306	223,902
Janus Capital Group, Inc.	3,994	51,802
Legg Mason, Inc.	3,070	111,349
Morgan Stanley	30,069	818,177
Northern Trust Corp.	4,812	266,633
State Street Corp.	9,972	462,102
T. Rowe Price Group, Inc.	5,095	328,831
		5,782,017

Chemicals - 2.0%
Air Products & Chemicals, Inc.	4,226	384,355
Airgas, Inc.	1,480	92,441
CF Industries Holdings, Inc.	1,413	190,967
Dow Chemical Co.	23,059	787,234
Eastman Chemical Co.	1,436	120,739
Ecolab, Inc.	4,637	233,797
EI Du Pont de Nemours & Co.	18,172	906,419
FMC Corp.	1,441	115,121
International Flavors & Fragrances, Inc.	1,588	88,277
Monsanto Co.	10,740	747,934
PPG Industries, Inc.	3,284	276,086
Praxair, Inc.	6,083	580,744
Sherwin-Williams Co.	1,795	150,331
Sigma-Aldrich Corp.	2,412	160,543
		4,834,988

Commercial Banks - 2.9%
BB&T Corp.	13,776	362,171
Comerica, Inc.	3,504	148,009
Fifth Third Bancorp	15,826	232,326
First Horizon National Corp.*	5,103	60,112
Huntington Bancshares, Inc.	17,244	118,466
KeyCorp	17,472	154,627

EQUITY SECURITIES - CONT’D	shares	value
Commercial Banks - Cont’d
M&T Bank Corp.	2,368	$206,135
Marshall & Ilsley Corp.	10,508	72,715
PNC Financial Services Group, Inc.	10,440	633,917
Regions Financial Corp.	24,961	174,727
SunTrust Banks, Inc.	9,932	293,093
US Bancorp	38,118	1,028,043
Wells Fargo & Co.	104,482	3,237,897
Zions Bancorporation	3,445	83,472
		6,805,710

Commercial Services & Supplies - 0.5%
Avery Dennison Corp.	2,181	92,344
Cintas Corp.	2,646	73,982
Iron Mountain, Inc.	3,918	97,989
Pitney Bowes, Inc.	4,108	99,332
Republic Services, Inc.	6,090	181,847
RR Donnelley & Sons Co.	4,279	74,754
Stericycle, Inc.*	1,696	137,240
Waste Management, Inc.	9,489	349,860
		1,107,348

Communications Equipment - 2.1%
Cisco Systems, Inc.*	110,334	2,232,057
F5 Networks, Inc.*	1,609	209,427
Harris Corp.	2,564	116,149
JDS Uniphase Corp.*	4,408	63,828
Juniper Networks, Inc.*	10,332	381,457
Motorola, Inc.*	46,326	420,177
QUALCOMM, Inc.	32,202	1,593,677
Tellabs, Inc.	7,569	51,318
		5,068,090

Computers & Peripherals - 4.3%
Apple, Inc.*	18,260	5,889,946
Dell, Inc.*	33,625	455,619
EMC Corp.*	40,831	935,030
Hewlett-Packard Co.	45,069	1,897,405
Lexmark International, Inc.*	1,561	54,354
NetApp, Inc.*	7,097	390,051
QLogic Corp.*	2,173	36,984
SanDisk Corp.*	4,633	231,001
Western Digital Corp.*	4,558	154,516
		10,044,906

Construction & Engineering - 0.2%
Fluor Corp.	3,553	235,422
Jacobs Engineering Group, Inc.*	2,500	114,625
Quanta Services, Inc.*	4,191	83,485
		433,532

Construction Materials - 0.0%
Vulcan Materials Co.	2,550	113,118

EQUITY SECURITIES - CONT’D	shares	value
Consumer Finance - 0.7%
American Express Co.	20,800	$892,736
Capital One Financial Corp.	9,078	386,360
Discover Financial Services	10,813	200,365
SLM Corp.*	9,653	121,531
		1,600,992

Containers & Packaging - 0.2%
Ball Corp.	1,820	123,851
Bemis Co., Inc.	2,169	70,840
Owens-Illinois, Inc.*	3,251	99,806
Sealed Air Corp.	3,172	80,727
		375,224

Distributors - 0.1%
Genuine Parts Co.	3,132	160,797

Diversified Consumer Services - 0.1%
Apollo Group, Inc.*	2,607	102,951
DeVry, Inc.	1,339	64,245
H&R Block, Inc.	6,132	73,032
		240,228

Diversified Financial Services - 4.1%
Bank of America Corp.	200,755	2,678,072
Citigroup, Inc.*	578,272	2,735,226
CME Group, Inc.	1,337	430,180
Intercontinental Exchange, Inc.*	1,471	175,270
JPMorgan Chase & Co.	77,816	3,300,955
Leucadia National Corp.	3,917	114,298
Moody’s Corp.	4,077	108,204
NYSE Euronext	5,179	155,266
The NASDAQ OMX Group, Inc.*	3,020	71,604
		9,769,075

Diversified Telecommunication Services - 2.7%
AT&T, Inc.	117,436	3,450,270
CenturyLink, Inc.	5,990	276,558
Frontier Communications Corp.	19,714	191,817
Qwest Communications International, Inc.	34,516	262,667
Verizon Communications, Inc.	56,179	2,010,084
Windstream Corp.	9,603	133,866
		6,325,262

Electric Utilities - 1.7%
Allegheny Energy, Inc.	3,516	85,228
American Electric Power Co., Inc.	9,529	342,853
Duke Energy Corp.	26,211	466,818
Edison International	6,476	249,974
Entergy Corp.	3,601	255,059
Exelon Corp.	13,137	547,025
FirstEnergy Corp.	6,057	224,230

EQUITY SECURITIES - CONT’D	shares	value
Electric Utilities - Cont’d
NextEra Energy, Inc.	8,262	$429,541
Northeast Utilities	3,501	111,612
Pepco Holdings, Inc.	4,452	81,249
Pinnacle West Capital Corp.	2,247	93,138
PPL Corp.	9,590	252,409
Progress Energy, Inc.	5,817	252,923
Southern Co.	16,510	631,177
		4,023,236

Electrical Equipment - 0.5%
Emerson Electric Co.	14,954	854,920
Rockwell Automation, Inc.	2,820	202,222
Roper Industries, Inc.	1,872	143,077
		1,200,219

Electronic Equipment & Instruments - 0.4%
Amphenol Corp.	3,453	182,249
Corning, Inc.	31,028	599,461
FLIR Systems, Inc.*	3,143	93,504
Jabil Circuit, Inc.	4,017	80,702
Molex, Inc.	2,736	62,162
		1,018,078

Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	8,568	489,833
Cameron International Corp.*	4,814	244,214
Diamond Offshore Drilling, Inc.	1,382	92,414
FMC Technologies, Inc.*	2,386	212,139
Halliburton Co.	18,103	739,145
Helmerich & Payne, Inc.	2,103	101,953
Nabors Industries Ltd.*	5,670	133,018
National Oilwell Varco, Inc.	8,328	560,058
Rowan Co.’s, Inc.*	2,619	91,429
Schlumberger Ltd.	27,155	2,267,444
		4,931,647

Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	8,606	621,439
CVS Caremark Corp.	26,985	938,268
Kroger Co.	12,761	285,336
Safeway, Inc.	7,584	170,564
SUPERVALU, Inc.	4,582	44,125
Sysco Corp.	11,694	343,804
Walgreen Co.	18,428	717,955
Wal-Mart Stores, Inc.	38,998	2,103,162
Whole Foods Market, Inc.*	2,904	146,913
		5,371,566

EQUITY SECURITIES - CONT’D	shares	value
Food Products - 1.7%
Archer-Daniels-Midland Co.	12,709	$382,287
Campbell Soup Co.	3,877	134,726
ConAgra Foods, Inc.	8,738	197,304
Dean Foods Co.*	3,917	34,626
General Mills, Inc.	12,764	454,271
H.J. Heinz Co.	6,330	313,082
Hershey Co.	3,071	144,798
Hormel Foods Corp.	1,377	70,585
J.M. Smucker Co.	2,375	155,919
Kellogg Co.	5,182	264,696
Kraft Foods, Inc.	34,665	1,092,294
McCormick & Co., Inc.	2,648	123,211
Mead Johnson Nutrition Co.	4,066	253,108
Sara Lee Corp.	12,725	222,815
Tyson Foods, Inc.	5,927	102,063
		3,945,785

Gas Utilities - 0.1%
Nicor, Inc.	945	47,174
Oneok, Inc.	2,115	117,319
		164,493

Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	11,617	588,053
Becton Dickinson & Co.	4,613	389,891
Boston Scientific Corp.*	30,170	228,387
C.R. Bard, Inc.	1,862	170,876
CareFusion Corp.*	4,579	117,667
DENTSPLY International, Inc.	2,966	101,348
Intuitive Surgical, Inc.*	783	201,818
Medtronic, Inc.	21,468	796,248
St. Jude Medical, Inc.*	6,776	289,674
Stryker Corp.	6,787	364,462
Varian Medical Systems, Inc.*	2,418	167,519
Zimmer Holdings, Inc.*	3,994	214,398
		3,630,341

Health Care Providers & Services - 1.9%
Aetna, Inc.	7,964	242,982
AmerisourceBergen Corp.	5,540	189,025
Cardinal Health, Inc.	6,979	267,366
CIGNA Corp.	5,411	198,367
Coventry Health Care, Inc.*	2,948	77,827
DaVita, Inc.*	1,932	134,255
Express Scripts, Inc.*	10,491	567,039
Humana, Inc.*	3,363	184,091
Laboratory Corp. of America Holdings*	2,044	179,708
McKesson Corp.	5,037	354,504
Medco Health Solutions, Inc.*	8,448	517,609
Patterson Co.’s, Inc.	1,980	60,647
Quest Diagnostics, Inc.	2,924	157,808
Tenet Healthcare Corp.*	10,103	67,589

EQUITY SECURITIES - CONT’D	shares	value
Health Care Providers & Services - Cont’d
UnitedHealth Group, Inc.	21,895	$790,628
WellPoint, Inc.*	7,944	451,696
		4,441,141

Health Care Technology - 0.1%
Cerner Corp.*	1,413	133,868

Hotels, Restaurants & Leisure - 1.7%
Carnival Corp.	8,637	398,252
Darden Restaurants, Inc.	2,753	127,849
International Game Technology	5,925	104,813
Marriott International, Inc.	5,698	236,691
McDonald’s Corp.	21,031	1,614,340
Starbucks Corp.	14,705	472,472
Starwood Hotels & Resorts Worldwide, Inc.	3,779	229,688
Wyndham Worldwide Corp.	3,553	106,448
Wynn Resorts Ltd.	1,498	155,552
Yum! Brands, Inc.	9,281	455,233
		3,901,338

Household Durables - 0.4%
D.R. Horton, Inc.	5,562	66,355
Fortune Brands, Inc.	3,029	182,497
Harman International Industries, Inc.*	1,447	66,996
Leggett & Platt, Inc.	2,911	66,254
Lennar Corp.	3,161	59,269
Newell Rubbermaid, Inc.	5,761	104,735
Pulte Group, Inc.*	6,859	51,581
Stanley Black & Decker, Inc.	3,293	220,203
Whirlpool Corp.	1,510	134,133
		952,023

Household Products - 2.1%
Clorox Co.	2,762	174,779
Colgate-Palmolive Co.	9,658	776,214
Kimberly-Clark Corp.	8,135	512,830
Procter & Gamble Co.	55,721	3,584,532
		5,048,355

Independent Power Producers & Energy Traders - 0.2%
AES Corp.*	13,259	161,495
Constellation Energy Group, Inc.	4,014	122,949
NRG Energy, Inc.*	5,032	98,325
		382,769

EQUITY SECURITIES - CONT’D	shares	value
Industrial Conglomerates - 2.4%
3M Co.	14,169	$1,222,785
General Electric Co.	212,477	3,886,204
Textron, Inc.	5,452	128,885
Tyco International Ltd.	9,892	409,925
		5,647,799

Insurance - 3.8%
ACE Ltd.	6,735	419,254
Aflac, Inc.	9,358	528,072
Allstate Corp.	10,694	340,925
American International Group, Inc.*	2,684	154,652
AON Corp.	6,523	300,123
Assurant, Inc.	2,117	81,547
Berkshire Hathaway, Inc., Class B*	34,380	2,754,182
Chubb Corp.	6,070	362,015
Cincinnati Financial Corp.	3,233	102,454
Genworth Financial, Inc.*	9,721	127,734
Hartford Financial Services Group, Inc.	8,831	233,933
Lincoln National Corp.	6,298	175,147
Loews Corp.	6,320	245,911
Marsh & McLennan Co.’s, Inc.	10,782	294,780
MetLife, Inc.	18,006	800,186
Principal Financial Group, Inc.	6,369	207,375
Progressive Corp.	13,269	263,655
Prudential Financial, Inc.	9,661	567,197
Torchmark Corp.	1,607	96,002
Travelers Co.’s, Inc.	9,138	509,078
Unum Group	6,495	157,309
XL Group plc	6,424	140,172
		8,861,703

Internet & Catalog Retail - 0.8%
Amazon.com, Inc.*	7,029	1,265,220
Expedia, Inc.	4,128	103,572
Netflix, Inc.*	863	151,629
priceline.com, Inc.*	962	384,367
		1,904,788

Internet Software & Services - 1.9%
Akamai Technologies, Inc.*	3,609	169,803
eBay, Inc.*	22,949	638,671
Google, Inc.*	4,965	2,949,061
Monster Worldwide, Inc.*	2,716	64,179
VeriSign, Inc.	3,460	113,038
Yahoo!, Inc.*	25,947	431,499
		4,366,251

IT Services - 2.9%
Automatic Data Processing, Inc.	9,779	452,572
Cognizant Technology Solutions Corp.*	5,979	438,201
Computer Sciences Corp.	3,068	152,173
Fidelity National Information Services, Inc.	5,294	145,003

EQUITY SECURITIES - CONT’D	shares	value
IT Services - Cont’d
Fiserv, Inc.*	2,984	$174,743
International Business Machines Corp.	24,730	3,629,375
MasterCard, Inc.	1,925	431,412
Paychex, Inc.	6,394	197,639
SAIC, Inc.*	6,061	96,127
Teradata Corp.*	3,325	136,857
Total System Services, Inc.	3,443	52,953
Visa, Inc.	9,700	682,686
Western Union Co.	13,120	243,638
		6,833,379

Leisure Equipment & Products - 0.1%
Hasbro, Inc.	2,824	133,237
Mattel, Inc.	7,147	181,748
		314,985

Life Sciences - Tools & Services - 0.5%
Agilent Technologies, Inc.*	6,884	285,204
Life Technologies Corp.*	3,644	202,242
PerkinElmer, Inc.	2,449	63,233
Thermo Fisher Scientific, Inc.*	7,912	438,009
Waters Corp.*	1,830	142,209
		1,130,897

Machinery - 2.2%
Caterpillar, Inc.	12,634	1,183,300
Cummins, Inc.	3,951	434,650
Danaher Corp.	10,634	501,606
Deere & Co.	8,427	699,862
Dover Corp.	3,710	216,849
Eaton Corp.	3,335	338,536
Flowserve Corp.	1,112	132,573
Illinois Tool Works, Inc.	10,009	534,481
Ingersoll-Rand plc	6,400	301,376
PACCAR, Inc.	7,248	416,180
Pall Corp.	2,319	114,976
Parker Hannifin Corp.	3,204	276,505
Snap-on, Inc.	1,212	68,575
		5,219,469

Media - 3.0%
Cablevision Systems Corp.	4,778	161,687
CBS Corp., Class B	13,536	257,861
Comcast Corp.	55,778	1,225,443
DIRECTV*	16,596	662,678
Discovery Communications, Inc.*	5,657	235,897
Gannett Co., Inc.	4,742	71,557
McGraw-Hill Co.’s, Inc.	6,144	223,703
Meredith Corp.	736	25,502
News Corp.	45,289	659,408
Omnicom Group, Inc.	5,990	274,342
Scripps Networks Interactive, Inc.	1,861	96,307

EQUITY SECURITIES - CONT’D	shares	value
Media - Cont’d
The Interpublic Group of Co.’s, Inc.*	9,715	$103,173
Time Warner Cable, Inc.	7,062	466,304
Time Warner, Inc.	22,082	710,378
Viacom, Inc., Class B	12,090	478,885
Walt Disney Co.	37,694	1,413,902
Washington Post Co., Class B	111	48,784
		7,115,811

Metals & Mining - 1.2%
AK Steel Holding Corp.	2,376	38,895
Alcoa, Inc.	20,311	312,586
Allegheny Technologies, Inc.	1,960	108,153
Cliffs Natural Resources, Inc.	2,691	209,925
Freeport-McMoRan Copper & Gold, Inc.	9,352	1,123,082
Newmont Mining Corp.	9,784	601,031
Nucor Corp.	6,272	274,839
Titanium Metals Corp.*	1,566	26,904
United States Steel Corp.	2,854	166,731
		2,862,146

Multiline Retail - 0.8%
Big Lots, Inc.*	1,502	45,751
Family Dollar Stores, Inc.	2,503	124,424
J.C. Penney Co., Inc.	4,700	151,857
Kohl’s Corp.*	5,821	316,313
Macy’s, Inc.	8,397	212,444
Nordstrom, Inc.	3,355	142,185
Sears Holdings Corp.*	919	67,776
Target Corp.	14,095	847,533
		1,908,283

Multi-Utilities - 1.2%
Ameren Corp.	4,755	134,044
Centerpoint Energy, Inc.	8,626	135,601
CMS Energy Corp.	4,964	92,330
Consolidated Edison, Inc.	5,783	286,663
Dominion Resources, Inc.	11,712	500,337
DTE Energy Co.	3,357	152,139
Integrys Energy Group, Inc.	1,595	77,374
NiSource, Inc.	5,527	97,386
PG&E Corp.	7,766	371,525
Public Service Enterprise Group, Inc.	10,056	319,881
SCANA Corp.	2,240	90,944
Sempra Energy	4,779	250,802
TECO Energy, Inc.	4,265	75,917
Wisconsin Energy Corp.	2,324	136,791
Xcel Energy, Inc.	9,135	215,129
		2,936,863

Office Electronics - 0.1%
Xerox Corp.	27,487	316,651

EQUITY SECURITIES - CONT’D	shares	value
Oil, Gas & Consumable Fuels - 9.5%
Anadarko Petroleum Corp.	9,835	$749,034
Apache Corp.	7,589	904,836
Cabot Oil & Gas Corp.	2,153	81,491
Chesapeake Energy Corp.	13,011	337,115
Chevron Corp	40,059	3,655,384
ConocoPhillips	29,246	1,991,653
Consol Energy, Inc.	4,488	218,745
Denbury Resources, Inc.*	7,944	151,651
Devon Energy Corp.	8,646	678,797
El Paso Corp.	13,992	192,530
EOG Resources, Inc.	5,038	460,524
EQT Corp.	2,966	132,995
Exxon Mobil Corp.	100,377	7,339,566
Hess Corp.	5,960	456,178
Marathon Oil Corp.	14,104	522,271
Massey Energy Co.	2,030	108,910
Murphy Oil Corp.	3,813	284,259
Newfield Exploration Co.*	2,665	192,173
Noble Energy, Inc.	3,474	299,042
Occidental Petroleum Corp.	16,145	1,583,826
Peabody Energy Corp.	5,350	342,293
Pioneer Natural Resources Co.	2,306	200,207
QEP Resources, Inc.	3,484	126,504
Range Resources Corp.	3,181	143,081
Southwestern Energy Co.*	6,879	257,481
Spectra Energy Corp.	12,879	321,846
Sunoco, Inc.	2,397	96,623
Tesoro Corp.*	2,957	54,823
Valero Energy Corp.	11,257	260,262
Williams Co.’s, Inc.	11,620	287,246
		22,431,346

Paper & Forest Products - 0.1%
International Paper Co.	8,686	236,607
MeadWestvaco Corp.	3,395	88,813
		325,420

Personal Products - 0.2%
Avon Products, Inc.	8,528	247,824
Estee Lauder Co.’s, Inc.	2,269	183,108
		430,932

Pharmaceuticals - 5.3%
Abbott Laboratories, Inc.	30,691	1,470,406
Allergan, Inc.	6,113	419,780
Bristol-Myers Squibb Co.	34,081	902,465
Eli Lilly & Co.	20,174	706,897
Forest Laboratories, Inc.*	5,674	181,454
Hospira, Inc.*	3,326	185,225
Johnson & Johnson	54,751	3,386,349
Merck & Co., Inc.	61,164	2,204,351

EQUITY SECURITIES - CONT’D	shares	value
Pharmaceuticals - Cont’d
Mylan, Inc.*	8,679	$183,387
Pfizer, Inc.	159,849	2,798,956
Watson Pharmaceuticals, Inc.*	2,483	128,247
		12,567,517

Professional Services - 0.1%
Dun & Bradstreet Corp.	995	81,680
Equifax, Inc.	2,485	88,466
Robert Half International, Inc.	2,935	89,811
		259,957

Real Estate Investment Trusts - 1.4%
Apartment Investment & Management Co	2,364	61,086
AvalonBay Communities, Inc.	1,692	190,435
Boston Properties, Inc.	2,769	238,411
Equity Residential	5,633	292,634
HCP, Inc.	7,266	267,316
Health Care REIT, Inc.	2,889	137,632
Host Hotels & Resorts, Inc.	13,081	233,757
Kimco Realty Corp.	8,066	145,511
Plum Creek Timber Co., Inc.	3,213	120,327
ProLogis	11,066	159,793
Public Storage	2,773	281,238
Simon Property Group, Inc.	5,817	578,733
Ventas, Inc.	3,122	163,842
Vornado Realty Trust	3,225	268,739
Weyerhaeuser Co.	10,646	201,529
		3,340,983

Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc.*	5,844	119,685

Road & Rail - 0.8%
CSX Corp.	7,546	487,547
Norfolk Southern Corp.	7,326	460,219
Ryder System, Inc.	1,042	54,851
Union Pacific Corp.	9,890	916,408
		1,919,025

Semiconductors & Semiconductor Equipment - 2.4%
Advanced Micro Devices, Inc.*	11,262	92,123
Altera Corp.	6,105	217,216
Analog Devices, Inc.	5,925	223,195
Applied Materials, Inc.	26,553	373,070
Broadcom Corp.	9,065	394,781
First Solar, Inc.*	1,072	139,510
Intel Corp.	111,036	2,335,087
KLA-Tencor Corp.	3,335	128,864
Linear Technology Corp.	4,461	154,306
LSI Corp.*	12,756	76,408
MEMC Electronic Materials, Inc.*	4,520	50,895
Microchip Technology, Inc.	3,697	126,474

EQUITY SECURITIES - CONT’D	shares	value
Semiconductors & Semiconductor Equipment - Cont’d
Micron Technology, Inc.*	16,992	$136,276
National Semiconductor Corp.	4,761	65,511
Novellus Systems, Inc.*	1,827	59,049
NVIDIA Corp.*	11,408	175,683
Teradyne, Inc.*	3,535	49,631
Texas Instruments, Inc.	23,373	759,623
Xilinx, Inc.	5,143	149,044
		5,706,746

Software - 3.8%
Adobe Systems, Inc.*	10,127	311,709
Autodesk, Inc.*	4,518	172,588
BMC Software, Inc.*	3,550	167,347
CA, Inc.	7,695	188,066
Citrix Systems, Inc.*	3,716	254,212
Compuware Corp.*	4,553	53,133
Electronic Arts, Inc.*	6,563	107,502
Intuit, Inc.*	5,620	277,066
McAfee, Inc.*	3,023	139,995
Microsoft Corp.	149,869	4,184,342
Novell, Inc.*	7,081	41,920
Oracle Corp.	76,917	2,407,502
Red Hat, Inc.*	3,761	171,690
Salesforce.com, Inc.*	2,326	307,032
Symantec Corp.*	15,679	262,466
		9,046,570

Specialty Retail - 1.9%
Abercrombie & Fitch Co.	1,755	101,141
AutoNation, Inc.*	1,329	37,478
AutoZone, Inc.*	542	147,744
Bed Bath & Beyond, Inc.*	5,244	257,743
Best Buy Co., Inc.	6,573	225,388
CarMax, Inc.*	4,447	141,770
GameStop Corp.*	3,166	72,438
Home Depot, Inc.	32,622	1,143,727
Limited Brands, Inc.	5,261	161,670
Lowe’s Co.’s, Inc.	27,470	688,948
O’Reilly Automotive, Inc.*	2,758	166,638
RadioShack Corp.	2,369	43,803
Ross Stores, Inc.	2,391	151,231
Staples, Inc.	14,511	330,415
The Gap, Inc.	8,737	193,437
Tiffany & Co.	2,511	156,360
TJX Co.’s, Inc.	7,965	353,566
Urban Outfitters, Inc.*	2,560	91,674
		4,465,171

Textiles, Apparel & Luxury Goods - 0.5%
Coach, Inc.	5,911	326,937
Nike, Inc., Class B	7,678	655,855

EQUITY SECURITIES - CONT’D	shares	value
Textiles, Apparel & Luxury Goods - Cont’d
Polo Ralph Lauren Corp.	1,296	$143,752
VF Corp.	1,718	148,057
		1,274,601

Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	10,462	133,286
People’s United Financial, Inc.	7,377	103,352
		236,638

Tobacco - 1.5%
Altria Group, Inc.	41,417	1,019,686
Lorillard, Inc.	3,016	247,493
Philip Morris International, Inc.	36,117	2,113,928
Reynolds American, Inc.	6,719	219,174
		3,600,281

Trading Companies & Distributors - 0.1%
Fastenal Co.	2,931	175,596
W.W. Grainger, Inc.	1,185	163,660
		339,256

Wireless Telecommunication Services - 0.3%
American Tower Corp.*	7,973	411,726
MetroPCS Communications, Inc.*	5,205	65,739
Sprint Nextel Corp.*	59,163	250,259
		727,724

Total Equity Securities (Cost $196,422,622)		227,583,667

exchange traded funds - 1.4%
SPDR Trust Series 1	26,000	3,270,280

Total Exchange Traded Funds (Cost $2,881,544)		3,270,280

	Principal
u.s. treasury - 0.4%	Amount
United States Treasury Bills, 3/10/11^	$1,000,000	999,773

Total U.S. Treasury (Cost $999,773)		999,773

u.s. government agencIes and InstrumentalItIes - 1.9%
Federal Home Loan Bank Discount Notes, 1/3/11	4,500,000	4,500,000

Total U.S. Government Agencies And Instrumentalities (Cost $4,500,000)		4,500,000

TOTAL INVESTMENTS (Cost $204,803,939) - 100.1%		236,353,720
Other assets and liabilities, net - (0.1%)		(267,821)
net assets - 100%		$236,085,899

net assets consIst of:
Paid-in capital applicable to 2,997,305 shares of common stock outstanding;
$0.10 par value, 30,000,000 shares authorized				$217,427,440
Undistributed net investment income				969,025
Accumulated net realized gain (loss) on investments				(13,933,412)
Net unrealized appreciation (depreciation) on investments				31,622,846

net assets				$236,085,899

net asset value Per share				$78.77

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini S&P 500 Index^	32	3/11	$2,004,800	$26,128
S&P 500 Index^	11	3/11	3,445,750	46,937
Total Purchased				$73,065

^   Futures collateralized by 1,000,000 units of U.S. Treasury Bills.

*   Non-income producing security.

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

net Investment Income
Investment Income:
Dividend income	$4,693,049
Interest income	3,227
Total investment income	4,696,276

Expenses:
Investment advisory fee	572,279
Transfer agency fees and expenses	1,989
Accounting fees	35,694
Directors’ fees and expenses	28,997
Administrative fees	228,912
Contract services	48,672
Custodian fees	54,268
Reports to shareholders	34,325
Professional fees	40,989
Miscellaneous	4,924
Total expenses	1,051,049
Reimbursement from Advisor	(180,646)
Fees paid indirectly	(539)
Net expenses	869,864

net Investment Income	3,826,412

realIzed and unrealIzed gaIn (loss)
Net realized gain (loss) on:
Investments	4,401,099
Futures	(141,941)
4,259,158

Change in unrealized appreciation (depreciation) on:
Investments	23,227,261
Futures	(39,336)
23,187,925

net realIzed and unrealIzed
gaIn (loss)	27,447,083

Increase (decrease) In net assets
resultIng from oPeratIons	$31,273,495

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
Increase (decrease) In net assets	2010	2009
Operations:
Net investment income	$3,826,412	$4,258,478
Net realized gain (loss)	4,259,158	9,875,911
Change in unrealized appreciation (depreciation)	23,187,925	37,336,063

Increase (decrease) In net assets
resultIng from oPeratIons	31,273,495	51,470,452

Distributions to shareholders from:
Net investment income	(3,260,092)	(4,209,282)
Net realized gain	(6,140,094)	(2,915,695)
Total distributions	(9,400,186)	(7,124,977)

Capital share transactions:
Shares sold	11,711,152	21,427,150
Reinvestment of distributions	9,400,179	7,124,975
Shares redeemed	(44,975,898)	(48,444,184)
Total capital share transactions	(23,864,567)	(19,892,059)

total Increase (decrease) In net assets	(1,991,258)	24,453,416

net assets
Beginning of year	238,077,157	213,623,741
End of year (including undistributed net investment
income of $969,025 and $449,700, respectively)	$236,085,899	$238,077,157

caPItal share actIvIty
Shares sold	159,011	356,748
Reinvestment of distributions	119,322	98,615
Shares redeemed	(609,778)	(781,868)
Total capital share activity	(331,445)	(326,505)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP S&P 500 Index Portfolio (the “Portfolio”), formerly known as Summit S&P 500 Index Portfolio, a series of Calvert Variable Products, Inc. (the “Fund”), formerly known as Summit Mutual Funds, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.

These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	valuatIon InPuts
Investments In securItIes	level 1	level 2	level 3	total
Equity securities*	$227,583,667	—	—	$227,583,667
U.S. government obligations	—	$5,499,773	—	5,499,773
Exchange traded funds	3,270,280	—	—	3,270,280
TOTAL	$230,853,947	$5,499,773	—	$236,353,720

Other financial instruments**	$73,065	—	—	$73,065

*	For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.
**	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used for cash equitization.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (“the Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .25% of the Portfolio’s average daily net assets. Under the terms of the agreement, $49,642 was payable at year end. In addition, $17,673 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .38%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $19,857 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $92 for the year ended December 31, 2010. Under the terms of the agreement, $8 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $19,981,125 and $44,975,290, respectively.

CAPITAL LOSS CARRYFORWARDS

Expiration Date
31-Dec-11	($ 960,576)
31-Dec-12	(2,529,937)
31-Dec-13	(1,687,669)
31-Dec-15	(2,330,473)
31-Dec-16	(280,386)
31-Dec-17	(2,509,534)
31-Dec-18	(2,611,900)

The Portfolio’s use of capital loss carryforwards may be limited under certain tax provisions.

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$3,260,092	$4,209,282
Long term capital gain	6,140,094	2,915,695
Total	$9,400,186	$7,124,977

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$59,007,246
Unrealized (depreciation)	(36,746,475)
Net unrealized appreciation/(depreciation)	$22,260,771

Undistributed ordinary income	$1,120,535
Undistributed long term capital gain	$8,187,629
Capital loss carryforward	($12,910,475)

Federal income tax cost of investments	$214,092,949

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, Section 1256 contracts, and capital loss carry-forwards subject to limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts and expired capital losses.

Undistributed net investment income	($46,995)
Accumulated net realized gain (loss)	2,157,075
Paid-in capital	(2,110,080)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LI-BOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had an outstanding loan balance of $315,580 at the rate of 1.50% at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	weIghted		month of
average	average	maxImum	maxImum
daIly	Interest	amount	amount
Balance	rate	Borrowed	Borrowed
$94,805	1.51%	$5,019,937	December 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates $6,140,094 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

FINANCIAL HIGHLIGHTS
	years ended
	December 31,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$71.52	$58.44	$97.44
Income from investment operations:
Net investment income	1.33	1.33	1.44
Net realized and unrealized gain (loss)	9.18	13.95	(36.76)
Total from investment operations	10.51	15.28	(35.32)
Distributions from:
Net investment income	(1.13)	(1.30)	(2.60)
Net realized gain	(2.13)	(.90)	(1.08)
Total distributions	(3.26)	(2.20)	(3.68)
Total increase (decrease) in net asset value	7.25	13.08	(39.00)
Net asset value, ending	$78.77	$71.52	$58.44

Total return*	14.69%	26.11%	(37.10%)
Ratios to average net assets: A
Net investment income	1.67%	1.98%	2.00%
Total expenses	.46%	.46%	.47%
Expenses before offsets	.38%	.38%	.39%
Net expenses	.38%	.38%	.39%
Portfolio turnover	9%	9%	7%
Net assets, ending (in thousands)	$236,086	$238,077	$213,624

		years ended
		December 31,	December 31,
		2007	2006
Net asset value, beginning		$94.19	$82.85
Income from investment operations:
Net investment income		1.52	1.40
Net realized and unrealized gain (loss)		3.31	11.19
Total from investment operations		4.83	12.59
Distributions from:
Net investment income		(1.42)	(1.25)
Net realized gain		(.16)	—
Total distributions		(1.58)	(1.25)
Total increase (decrease) in net asset value		3.25	11.34
Net asset value, ending		$97.44	$94.19

Total return*		5.16%	15.36%
Ratios to average net assets: A
Net investment income		1.59%	1.56%
Total expenses		.45%	.43%
Expenses before offsets		.39%	.39%
Net expenses		.39%	.39%
Portfolio turnover		3%	3%
Net assets, ending (in thousands)		$302,821	$309,019

See notes to financial highlights.

A

Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*	Total return is not annualized for periods less than one year.

See notes to financial statements.

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one- and five-year periods ended June 30, 2010 and at the median of its peer group for the three-year period ended June 30, 2010. The data also indicated that the Portfolio outperformed its Lipper index for the three-year period ended June 30, 2010 and under-performed its Lipper index for the one- and five-year periods ended June 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the funds in the peer group on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one, three-and five-year periods ended June 30, 2010 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP S&P MidCap
400 Index Portfolio

(formerly, Summit S&P MidCap 400 Index Portfolio)

Annual Report

December 31, 2010

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4 Portfolio Manager Remarks

6 Shareholder Expense Example

7 Report of Independent Registered Public Accounting Firm

8 Statement of Net Assets

20 Statement of Operations

21 Statements of Changes in Net Assets

22 Notes to Financial Statements

29 Financial Highlights

32 Explanation of Financial Tables

33 Proxy Voting and Availability of Quarterly Portfolio Holdings

34 Basis for Board’s Approval of Investment Advisory Contracts

37 Director and Officer Information Table

calvert vp S&P Midcap 400 Index Portfolio

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the year ended December 31, 2010, Calvert VP S&P MidCap 400 Index Portfolio (Class I) returned a solid 25.98%. Its benchmark, the Standard & Poor’s (S&P) MidCap 400 Index, returned 26.64% for the period. The portfolio’s relative underperformance was largely attributable to operating expenses.

Investment Climate

Equity markets performed well in 2010, although pockets of turbulence disrupted performance throughout the year. After a strong start, turmoil in the Greek bond market caused global equity markets to falter. They rebounded quickly once European Union governments and the European Central Bank announced a bail-out for Greece and debt-purchase programs designed to support peripheral euro-zone countries. During late spring and throughout the summer months, equity markets in the United States languished as domestic economic activity slowed. Investors’ concerns about European financial market stability intensified as Portugal, Ireland, Italy, and Spain showed signs of weakness. By fall, the Federal Reserve announced its second round of quantitative easing (QE2), which helped propel equity markets to new highs for the year. In addition, economic growth appears to have accelerated during the second half of 2010, fueling the markets’ rise.

Portfolio Strategy

As an index fund, the portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the S&P MidCap 400 Index. The index includes 400 mid-sized companies that have an average market capitalization of just over

Calvert VP S&P MidCap 400 Index Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.10)

	Class I	Class F
One year	25.98%	25.70%
Five year	5.11%	4.90%
Ten year	6.51%	6.24%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

$2.5 billion. This is significantly smaller than the $20 billion average market capitalization of the companies in the Standard & Poor’s 500 Index. The S&P MidCap 400 Index delivered strong returns for the year, both in absolute terms and relative to the S&P 500 Index.

Over the full year, the top-performing sectors of the S&P MidCap 400 Index, including dividend reinvestment, were Information Technology (up 32.7%), Consumer Discretionary (32.1%), and Energy (30.8%). The worst-performing sectors included Telecommunication Services (up 14.0%), Utilities (14.3%), and Financials (19.7%).

At year-end, the Index was most heavily invested in Financial (19.6%) and Industrial (16.3%) companies. Other sectors of significant weight included Information Technology (16.0%), Consumer Discretionary (14.0%), and Healthcare (11.1%). The portfolio had the lowest exposure to companies in the Telecommunication Services (0.7%) and Consumer Staples (3.6%) sectors.

During 2010, Portfolio continued to meet its investment objective of closely tracking the total return of the S&P MidCap 400 Index. The Portfolio fully replicates the S&P MidCap 400 Index, which means that it holds all of the stocks in the index. Market fluctuation, cash flows, and corporate actions may cause the Portfolio to hold a slightly different weighting than the index.  The S&P MidCap 400 Index is not a mutual fund and direct investment in it is not possible. Unlike the index, the Portfolio incurs operating expenses.  During 2010, the Portfolio’s slight underperformance was largely attributable to these expenses.

Outlook

During 2011, we expect to see increased growth in the U.S. and in global economies. We also anticipate that corporate earnings generally will improve. Interest rates may increase modestly as the economy strengthens and the Fed’s second round of quantitative easing ends. Merger and acquisition (M&A) activity will likely increase during 2011, as an improved economic outlook, significant cash on corporate balance sheets, low interest rates, and relatively attractive valuation multiples combine to create an attractive environment for M&A activity. Riskier assets, including equities and lower-rated bonds, may outperform in this environment, continuing the trend that began in 2009.

The equity market will face challenges during the year. Weakness in Europe is likely to persist into 2011, which may negatively affect companies that depend on European markets. Chronically high unemployment in the United States, as well as growing budget deficits at the federal, state, and local levels, may limit domestic economic growth. Finally, the possibility of rising interest rates may negatively affect price-to-earnings multiples in the equity markets.

January 2011

% of Total
Economic Sectors	Investments

Consumer Discretionary	13.7%
Consumer Staples	3.5%
Energy	5.7%
Exchange Traded Funds	2.6%
Financials	19.0%
Government	1.2%
Health Care	10.3%
Industrials	15.6%
Information Technology	15.5%
Materials	6.6%
Telecommunication Services	0.7%
Utilities	5.6%

Total	100%

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Class I
Actual	$1,000.00	$1,281.10	$3.16

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.43	$2.80

Class F
Actual	$1,000.00	$1,279.70	$4.54

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.22	$4.02

* Expenses are equal to the Fund’s annualized expense ratio of 0.55% and 0.79%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc.
and Shareholders of Calvert VP S&P MidCap 400 Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP S&P MidCap 400 Index Portfolio (formerly, the Summit S&P Mid Cap 400 Index Portfolio) (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP S&P MidCap 400 Index Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 25, 2011

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

Equity Securities - 96.1%	Shares	Value
Aerospace & Defense - 0.5%
Alliant Techsystems, Inc.*	5,182	$385,696
BE Aerospace, Inc.*	15,738	582,778
		968,474

Airlines - 0.4%
Airtran Holdings, Inc.*	20,826	153,904
Alaska Air Group, Inc.*	5,730	324,834
JetBlue Airways Corp.*	30,811	203,661
		682,399

Auto Components - 1.1%
BorgWarner, Inc.*	17,703	1,280,989
Gentex Corp.	21,843	645,679
		1,926,668

Automobiles - 0.1%
Thor Industries, Inc.	6,445	218,872
TravelCenters of America LLC (b)*	60,000	10
		218,882

Beverages - 0.3%
Hansen Natural Corp.*	10,752	562,115

Biotechnology - 0.9%
United Therapeutics Corp.*	7,795	492,800
Vertex Pharmaceuticals, Inc.*	31,621	1,107,684
		1,600,484

Building Products - 0.2%
Lennox International, Inc.	6,994	330,746

Capital Markets - 2.2%
Affiliated Managers Group, Inc.*	8,026	796,340
Apollo Investment Corp.	29,847	330,406
Eaton Vance Corp.	18,414	556,655
Greenhill & Co., Inc.	3,877	316,673
Jefferies Group, Inc.	19,253	512,707
Raymond James Financial, Inc.	15,554	508,616
SEI Investments Co.	22,487	534,966
Waddell & Reed Financial, Inc.	13,288	468,934
		4,025,297

Chemicals - 3.2%
Albemarle Corp.	14,250	794,865
Ashland, Inc.	12,271	624,103
Cabot Corp.	10,065	378,947
Cytec Industries, Inc.	7,685	407,766
Intrepid Potash, Inc.*	6,777	252,714

EQUITY SECURITIES - CONT’D	shares	value
Chemicals - Cont’d
Lubrizol Corp.	10,215	$1,091,779
Minerals Technologies, Inc.	2,806	183,541
NewMarket Corp.	1,519	187,399
Olin Corp.	12,143	249,175
RPM International, Inc.	19,961	441,138
Scotts Miracle-Gro Co.	7,151	363,056
Sensient Technologies Corp.	7,624	280,030
Valspar Corp.	15,284	526,992
		5,781,505

Commercial Banks - 3.5%
Associated Banc-Corp.	26,625	403,369
BancorpSouth, Inc.	11,311	180,410
Bank of Hawaii Corp.	7,397	349,212
Cathay General Bancorp	12,089	201,886
City National Corp.	7,218	442,896
Commerce Bancshares, Inc.	12,068	479,480
Cullen/Frost Bankers, Inc.	9,483	579,601
East West Bancorp, Inc.	23,032	450,276
FirstMerit Corp.	16,593	328,375
Fulton Financial Corp.	30,547	315,856
International Bancshares Corp.	8,097	162,183
PacWest Bancorp	4,810	102,838
Prosperity Bancshares, Inc.	7,178	281,952
SVB Financial Group*	6,427	340,952
Synovus Financial Corp.	120,575	318,318
TCF Financial Corp.	19,381	287,033
Trustmark Corp.	8,752	217,400
Valley National Bancorp	24,784	354,411
Webster Financial Corp.	11,371	224,009
Westamerica Bancorporation	4,515	250,447
		6,270,904

Commercial Services & Supplies - 1.5%
Brink’s Co.	7,171	192,757
Clean Harbors, Inc.*	3,520	295,962
Copart, Inc.*	10,964	409,505
Corrections Corp. of America*	16,898	423,464
Deluxe Corp.	7,906	181,996
Herman Miller, Inc.	8,770	221,881
HNI Corp.	6,972	217,526
Mine Safety Appliances Co.	4,716	146,809
Rollins, Inc.	9,723	192,029
Waste Connections, Inc.	17,733	488,190
		2,770,119

Communications Equipment - 1.5%
Adtran, Inc.	9,818	355,510
Ciena Corp.*	14,239	299,731
CommScope, Inc.*	14,792	461,806
Plantronics, Inc.	7,291	271,371
Polycom, Inc.*	13,119	511,379
Riverbed Technology, Inc.*	22,876	804,549
		2,704,346

EQUITY SECURITIES - CONT’D	shares	value
Computers & Peripherals - 0.4%
Diebold, Inc.	10,154	$325,436
NCR Corp.*	24,682	379,362
		704,798

Construction & Engineering - 1.3%
AECOM Technology Corp.*	18,447	515,963
Granite Construction, Inc.	5,310	145,653
KBR, Inc.	23,496	715,923
Shaw Group, Inc.*	13,222	452,589
URS Corp.*	12,751	530,569
		2,360,697

Construction Materials - 0.4%
Martin Marietta Materials, Inc.	7,085	653,520

Containers & Packaging - 1.5%
AptarGroup, Inc.	10,318	490,827
Greif, Inc.	4,757	294,458
Packaging Corp. of America	15,884	410,443
Rock-Tenn Co.	5,996	323,484
Silgan Holdings, Inc.	7,816	279,891
Sonoco Products Co.	16,014	539,192
Temple-Inland, Inc.	16,564	351,819
		2,690,114

Distributors - 0.3%
LKQ Corp.*	22,475	510,632

Diversified Consumer Services - 1.1%
Career Education Corp.*	10,211	211,674
ITT Educational Services, Inc.*	4,074	259,473
Matthews International Corp.	4,546	159,019
Regis Corp.	8,803	146,130
Service Corp. International	37,750	311,438
Sotheby’s	10,321	464,445
Strayer Education, Inc.	2,142	326,055
		1,878,234

Diversified Financial Services - 0.4%
MSCI, Inc.*	18,484	720,137

Diversified Telecommunication Services - 0.3%
Cincinnati Bell, Inc.*	30,242	84,678
tw telecom, Inc.*	23,358	398,254
		482,932

Electric Utilities - 1.6%
Cleco Corp.	9,344	287,422
DPL, Inc.	18,314	470,853
Great Plains Energy, Inc.	20,870	404,669
Hawaiian Electric Industries, Inc.	14,346	326,945
IDACORP, Inc.	7,643	282,638
NV Energy, Inc.	36,174	508,245

EQUITY SECURITIES - CONT’D	shares	value
Electric Utilities - Cont’d
PNM Resources, Inc.	13,056	$169,989
Westar Energy, Inc.	17,335	436,149
		2,886,910

Electrical Equipment - 2.0%
Acuity Brands, Inc.	6,700	386,389
AMETEK, Inc.	24,908	977,619
Baldor Electric Co.	7,340	462,714
Hubbell, Inc., Class B	9,240	555,601
Regal-Beloit Corp.	5,928	395,753
Thomas & Betts Corp.*	7,994	386,110
Woodward Governor Co.	9,224	346,454
		3,510,640

Electronic Equipment & Instruments - 2.2%
Arrow Electronics, Inc.*	18,020	617,185
Avnet, Inc.*	23,648	781,094
Ingram Micro, Inc.*	24,116	460,374
Itron, Inc.*	6,205	344,067
National Instruments Corp.	8,991	338,421
Tech Data Corp.*	7,158	315,095
Trimble Navigation Ltd.*	18,688	746,212
Vishay Intertechnology, Inc.*	25,238	370,494
		3,972,942

Energy Equipment & Services - 2.4%
Atwood Oceanics, Inc.*	8,730	326,240
Dril-Quip, Inc.*	5,260	408,807
Exterran Holdings, Inc.*	9,721	232,818
Helix Energy Solutions Group, Inc.*	16,128	195,794
Oceaneering International, Inc.*	8,421	620,038
Patterson-UTI Energy, Inc.	23,690	510,520
Pride International, Inc.*	27,346	902,418
Superior Energy Services, Inc.*	12,099	423,344
Tidewater, Inc.	7,862	423,290
Unit Corp.*	6,073	282,273
		4,325,542

Food & Staples Retailing - 0.4%
BJ’s Wholesale Club, Inc.*	8,497	407,006
Ruddick Corp.	6,501	239,497
		646,503

Food Products - 1.6%
Corn Products International, Inc.	11,767	541,282
Flowers Foods, Inc.	11,668	313,986
Green Mountain Coffee Roasters, Inc.*	18,039	592,762
Lancaster Colony Corp.	2,905	166,166
Ralcorp Holdings, Inc.*	8,452	549,464
Smithfield Foods, Inc.*	25,835	532,976
Tootsie Roll Industries, Inc.	3,745	108,493
		2,805,129

EQUITY SECURITIES - CONT’D	shares	value
Gas Utilities - 2.0%
AGL Resources, Inc.	11,987	$429,734
Atmos Energy Corp.	14,071	439,015
Energen Corp.	11,068	534,142
National Fuel Gas Co.	12,791	839,345
Questar Corp.	26,850	467,459
UGI Corp.	17,191	542,892
WGL Holdings, Inc	7,798	278,934
		3,531,521

Health Care Equipment & Supplies - 3.9%
Beckman Coulter, Inc.	10,776	810,678
Edwards Lifesciences Corp.*	17,768	1,436,365
Gen-Probe, Inc.*	7,445	434,416
Hill-Rom Holdings, Inc.	9,718	382,598
Hologic, Inc.*	40,444	761,156
IDEXX Laboratories, Inc.*	8,877	614,466
Immucor, Inc.*	10,703	212,240
Kinetic Concepts, Inc.*	9,604	402,216
Masimo Corp.	8,997	261,543
ResMed, Inc.*	23,528	815,010
STERIS Corp.	9,125	332,697
Teleflex, Inc.	6,146	330,716
Thoratec Corp.*	9,099	257,684
		7,051,785

Health Care Providers & Services - 3.0%
Community Health Systems, Inc.*	14,438	539,548
Health Management Associates, Inc.*	38,545	367,719
Health Net, Inc.*	14,901	406,648
Henry Schein, Inc.*	14,359	881,499
Kindred Healthcare, Inc.*	5,848	107,428
LifePoint Hospitals, Inc.*	8,294	304,806
Lincare Holdings, Inc.	15,002	402,504
Mednax, Inc.*	7,421	499,359
Omnicare, Inc.	18,073	458,873
Owens & Minor, Inc.	9,715	285,912
Universal Health Services, Inc., Class B	15,136	657,205
VCA Antech, Inc.*	13,236	308,266
WellCare Health Plans, Inc.*	6,500	196,430
		5,416,197

Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc.*	29,279	564,206

Hotels, Restaurants & Leisure - 2.1%
Bally Technologies, Inc.*	8,250	348,067
Bob Evans Farms, Inc.	4,587	151,187
Boyd Gaming Corp.*	8,524	90,354
Brinker International, Inc.	14,195	296,392
Cheesecake Factory, Inc.*	9,099	278,975
Chipotle Mexican Grill, Inc.*	4,816	1,024,171
International Speedway Corp.	4,598	120,330
Life Time Fitness, Inc.*	6,429	263,525
Panera Bread Co.*	4,759	481,658
Scientific Games Corp.*	10,046	100,058

EQUITY SECURITIES - CONT’D	shares	value
Hotels, Restaurants & Leisure - Cont’d
Wendy’s/Arby’s Group, Inc.	49,261	$227,586
WMS Industries, Inc.*	8,886	402,003
		3,784,306

Household Durables - 1.4%
American Greetings Corp.	6,107	135,331
KB Home	11,146	150,360
MDC Holdings, Inc.	5,629	161,946
Mohawk Industries, Inc.*	8,658	491,428
NVR, Inc.*	878	606,716
Ryland Group, Inc.	6,773	115,344
Toll Brothers, Inc.*	22,458	426,702
Tupperware Brands Corp.	9,728	463,734
		2,551,561

Household Products - 0.9%
Church & Dwight Co., Inc.	11,070	764,051
Energizer Holdings, Inc.*	10,984	800,734
		1,564,785

Independent Power Producers & Energy Traders - 0.0%
Dynegy, Inc.*	15,171	85,261

Industrial Conglomerates - 0.2%
Carlisle Co.’s, Inc.	9,371	372,404

Insurance - 3.8%
American Financial Group, Inc.	12,103	390,806
Arthur J. Gallagher & Co.	16,497	479,733
Brown & Brown, Inc.	18,203	435,780
Everest Re Group Ltd.	8,515	722,242
Fidelity National Financial, Inc.	34,839	476,597
First American Financial Corp.	15,935	238,069
Hanover Insurance Group, Inc.	6,905	322,602
HCC Insurance Holdings, Inc.	17,707	512,441
Mercury General Corp.	5,447	234,275
Old Republic International Corp.	39,962	544,682
Protective Life Corp.	13,180	351,115
Reinsurance Group of America, Inc.	11,395	612,025
StanCorp Financial Group, Inc.	7,147	322,616
Transatlantic Holdings, Inc.	9,750	503,295
Unitrin, Inc.	7,672	188,271
WR Berkley Corp.	18,616	509,706
		6,844,255

Internet Software & Services - 1.0%
AOL, Inc.*	16,432	389,603
Digital River, Inc.*	6,101	209,996
Equinix, Inc.*	7,158	581,659
Rackspace Hosting, Inc.*	14,950	469,580
ValueClick, Inc.*	12,711	203,757
		1,854,595

EQUITY SECURITIES - CONT’D	shares	value
IT Services - 2.4%
Acxiom Corp.*	12,269	$210,413
Alliance Data Systems Corp.*	8,050	571,791
Broadridge Financial Solutions, Inc.	19,529	428,271
Convergys Corp.*	18,977	249,927
CoreLogic, Inc.	16,025	296,783
DST Systems, Inc.	5,505	244,147
Gartner, Inc.*	11,368	377,418
Global Payments, Inc	12,399	572,958
Jack Henry & Associates, Inc.	13,138	382,973
Lender Processing Services, Inc.	14,236	420,247
Mantech International Corp.*	3,454	142,754
NeuStar, Inc.*	11,544	300,721
SRA International, Inc.*	6,610	135,174
		4,333,577

Leisure Equipment & Products - 0.4%
Eastman Kodak Co.*	41,842	224,273
Polaris Industries, Inc.	5,274	411,478
		635,751

Life Sciences - Tools & Services - 1.6%
Bio-Rad Laboratories, Inc.*	2,975	308,954
Charles River Laboratories International, Inc.*	8,892	316,022
Covance, Inc.*	9,958	511,941
Mettler-Toledo International, Inc.*	5,110	772,683
Pharmaceutical Product Development, Inc.	18,249	495,278
Techne Corp.	5,741	377,011
		2,781,889

Machinery - 6.2%
AGCO Corp.*	14,480	733,557
Bucyrus International, Inc.	12,607	1,127,066
Crane Co.	7,112	292,090
Donaldson Co., Inc.	11,905	693,823
Gardner Denver, Inc.	8,167	562,053
Graco, Inc.	9,331	368,108
Harsco Corp.	12,397	351,083
IDEX Corp.	12,743	498,506
Joy Global, Inc.	16,072	1,394,246
Kennametal, Inc.	12,775	504,102
Lincoln Electric Holdings, Inc.	6,557	427,975
Nordson Corp.	5,254	482,738
Oshkosh Corp.*	14,117	497,483
Pentair, Inc.	15,190	554,587
SPX Corp.	7,812	558,480
Terex Corp.*	16,737	519,516
Timken Co.	12,541	598,582
Trinity Industries, Inc.	12,205	324,775
Valmont Industries, Inc.	3,263	289,526
Wabtec Corp.	7,387	390,698
		11,168,994

EQUITY SECURITIES - CONT’D	shares	value
Marine - 0.3%
Alexander & Baldwin, Inc.	6,298	$252,109
Kirby Corp.*	8,320	366,496
		618,605

Media - 0.8%
DreamWorks Animation SKG, Inc.*	10,953	322,785
Harte-Hanks, Inc.	5,900	75,343
John Wiley & Sons, Inc.	7,070	319,847
Lamar Advertising Co.*	8,751	348,640
New York Times Co.*	18,392	180,242
Scholastic Corp.	3,647	107,732
		1,354,589

Metals & Mining - 1.3%
Carpenter Technology Corp.	6,771	272,465
Commercial Metals Co.	17,582	291,685
Compass Minerals International, Inc.	5,030	449,028
Reliance Steel & Aluminum Co.	11,610	593,271
Steel Dynamics, Inc.	33,777	618,119
Worthington Industries, Inc.	8,766	161,295
		2,385,863

Multiline Retail - 0.8%
99¢ Only Stores*	6,990	111,421
Dollar Tree, Inc.*	19,418	1,088,961
Saks, Inc.*	24,778	265,125
		1,465,507

Multi-Utilities - 1.7%
Alliant Energy Corp.	17,251	634,319
Black Hills Corp.	5,996	179,880
MDU Resources Group, Inc.	28,967	587,161
NSTAR	16,120	680,103
OGE Energy Corp.	15,169	690,796
Vectren Corp.	12,501	317,276
		3,089,535

Office Electronics - 0.2%
Zebra Technologies Corp.*	8,768	333,096

Oil, Gas & Consumable Fuels - 3.3%
Arch Coal, Inc.	25,285	886,492
Bill Barrett Corp.*	7,222	297,041
Cimarex Energy Co.	13,181	1,166,914
Comstock Resources, Inc.*	7,274	178,649
Forest Oil Corp.*	17,645	669,981
Frontier Oil Corp.*	16,290	293,383
Overseas Shipholding Group, Inc.	4,095	145,045
Patriot Coal Corp.*	12,245	237,186
Plains Exploration & Production Co.*	21,572	693,324
Quicksilver Resources, Inc.*	18,353	270,523
SM Energy Co.	9,813	578,280
Southern Union Co.	19,166	461,325
		5,878,143

EQUITY SECURITIES - CONT’D	shares	value
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.*	20,535	$194,261

Personal Products - 0.3%
Alberto-Culver Co.	13,195	488,743

Pharmaceuticals - 1.0%
Endo Pharmaceuticals Holdings, Inc.*	17,988	642,351
Medicis Pharmaceutical Corp.	9,203	246,548
Perrigo Co.	12,918	818,097
		1,706,996

Professional Services - 1.0%
Corporate Executive Board Co.	5,338	200,442
FTI Consulting, Inc.*	7,232	269,609
Korn/Ferry International*	7,203	166,461
Manpower, Inc.	12,607	791,215
Navigant Consulting, Inc.*	7,492	68,926
Towers Watson & Co.	6,923	360,411
		1,857,064

Real Estate Investment Trusts - 7.3%
Alexandria Real Estate Equities, Inc.	8,612	630,915
AMB Property Corp.	26,204	830,929
BRE Properties, Inc.	9,974	433,869
Camden Property Trust	10,687	576,884
Corporate Office Properties Trust	10,410	363,829
Cousins Properties, Inc.	15,567	129,829
Duke Realty Corp.	39,235	488,868
Equity One, Inc.	6,926	125,915
Essex Property Trust, Inc.	4,876	556,937
Federal Realty Investment Trust	9,574	746,102
Highwoods Properties, Inc.	11,023	351,082
Hospitality Properties Trust	18,999	437,737
Liberty Property Trust	17,773	567,314
Macerich Co.	20,248	959,148
Mack-Cali Realty Corp.	12,209	403,629
Nationwide Health Properties, Inc.	19,647	714,758
Omega Healthcare Investors, Inc.	15,327	343,938
Potlatch Corp.	6,152	200,248
Rayonier, Inc.	12,537	658,443
Realty Income Corp.	18,223	623,227
Regency Centers Corp.	12,594	531,970
Senior Housing Properties Trust	21,467	470,986
SL Green Realty Corp.	12,179	822,204
UDR, Inc.	28,344	666,651
Weingarten Realty Investors	18,739	445,239
		13,080,651

Real Estate Management & Development - 0.3%
Jones Lang LaSalle, Inc.	6,637	556,977

EQUITY SECURITIES - CONT’D	shares	value
Road & Rail - 1.2%
Con-way, Inc.	8,522	$311,649
JB Hunt Transport Services, Inc.	13,812	563,668
Kansas City Southern*	15,968	764,228
Landstar System, Inc.	7,582	310,407
Werner Enterprises, Inc.	6,776	153,138
		2,103,090

Semiconductors & Semiconductor Equipment - 3.2%
Atmel Corp.*	70,935	873,919
Cree, Inc.*	16,878	1,112,091
Fairchild Semiconductor International, Inc.*	19,340	301,897
Integrated Device Technology, Inc.*	24,253	161,525
International Rectifier Corp.*	10,572	313,883
Intersil Corp.	19,046	290,832
Lam Research Corp.*	19,138	990,966
RF Micro Devices, Inc.*	42,770	314,360
Semtech Corp.*	9,499	215,057
Silicon Laboratories, Inc.*	6,826	314,133
Skyworks Solutions, Inc.*	28,523	816,613
		5,705,276

Software - 4.1%
ACI Worldwide, Inc.*	5,262	141,390
Advent Software, Inc.*	2,405	139,298
ANSYS, Inc.*	14,161	737,363
Cadence Design Systems, Inc.*	41,583	343,476
Concur Technologies, Inc.*	7,095	368,443
FactSet Research Systems, Inc.	7,215	676,478
Fair Isaac Corp.	6,381	149,124
Informatica Corp.*	14,604	643,014
Mentor Graphics Corp.*	17,067	204,804
MICROS Systems, Inc.*	12,540	550,004
Parametric Technology Corp.*	18,341	413,223
Quest Software, Inc.*	9,505	263,669
Rovi Corp.*	16,366	1,014,856
Solera Holdings, Inc.	10,932	561,030
Synopsys, Inc.*	23,119	622,132
TIBCO Software, Inc.*	25,984	512,145
		7,340,449

Specialty Retail - 4.1%
Aaron’s, Inc.	11,151	227,369
Advance Auto Parts, Inc.	13,080	865,242
Aeropostale, Inc.*	14,382	354,372
American Eagle Outfitters, Inc.	30,087	440,173
AnnTaylor Stores Corp.*	9,030	247,332
Ascena Retail Group, Inc.*	10,572	279,312
Barnes & Noble, Inc.	5,717	80,896
Chico’s FAS, Inc.	27,517	331,030
Collective Brands, Inc.*	9,990	210,789
Dick’s Sporting Goods, Inc.*	13,793	517,237
Foot Locker, Inc.	24,112	473,077
Guess?, Inc.	9,838	465,534
J Crew Group, Inc.*	9,950	429,243

EQUITY SECURITIES - CONT’D	shares	value
Specialty Retail - Cont’d
Office Depot, Inc.*	43,117	$232,832
PetSmart, Inc.	18,197	724,605
Rent-A-Center, Inc.	10,132	327,061
Tractor Supply Co.	11,347	550,216
Williams-Sonoma, Inc.	16,545	590,491
		7,346,811

Textiles, Apparel & Luxury Goods - 1.6%
Deckers Outdoor Corp.*	5,998	478,280
Fossil, Inc.*	7,998	563,699
Hanesbrands, Inc.*	14,719	373,863
Phillips-Van Heusen Corp.	10,329	650,830
Timberland Co.*	6,157	151,401
Under Armour, Inc.*	5,372	294,600
Warnaco Group, Inc.*	6,926	381,415
		2,894,088

Thrifts & Mortgage Finance - 1.4%
Astoria Financial Corp.	12,609	175,391
First Niagara Financial Group, Inc.	32,184	449,932
New York Community Bancorp, Inc.	67,790	1,277,842
NewAlliance Bancshares, Inc.	16,352	244,953
Washington Federal, Inc.	17,318	293,021
		2,441,139

Tobacco - 0.1%
Universal Corp.	3,674	149,532

Trading Companies & Distributors - 0.7%
GATX Corp.	7,127	251,441
MSC Industrial Direct Co.	6,935	448,625
United Rentals, Inc.*	9,300	211,575
Watsco, Inc.	4,280	269,982
		1,181,623

Water Utilities - 0.3%
Aqua America, Inc.	21,404	481,162

Wireless Telecommunication Services - 0.5%
Syniverse Holdings, Inc.*	10,735	331,175
Telephone & Data Systems, Inc.	14,143	516,926
		848,101

Total Equity Securities (Cost $143,049,722)		172,033,057

exchange traded funds - 2.6%
SPDR S&P MidCap 400 Trust	28,000	4,611,040

Total Exchange Traded Funds (Cost $3,738,363)		4,611,040

			Principal
U.S. TREASURY - 0.3%			amount	value
United States Treasury Bills, 3/10/11^			$600,000	$599,864

Total U.S. Treasury (Cost $599,865)				599,864

u.s. government agencIes and InstrumentalItIes - 0.9%
Federal Home Loan Bank Discount Notes, 1/3/11			1,600,000	1,600,000

Total U.S. Government Agencies And Instrumentalities (Cost $1,600,000)				1,600,000

TOTAL INVESTMENTS (Cost $148,987,950) - 99.9%				178,843,961
Other assets and liabilities, net - 0.1%				157,590
net assets - 100%				$179,001,551

net assets consIst of:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 2,600,174 shares outstanding				$163,992,525
Class F: 17,145 shares outstanding				912,340
Undistributed net investment income				308,470
Accumulated net realized gain (loss) on investments				(16,086,859)
Net unrealized appreciation (depreciation) on investments				29,875,075

net assets				$179,001,551

net asset value Per share
Class I (based on net assets of $177,818,505)				$68.39
Class F (based on net assets of $1,183,046)				$69.00

			underlyIng	unrealIzed
	Number of	ExpiratIon	Face Amount	ApprecIatIon
futures	contracts	Date	At value	(DeprecIatIon)
Purchased:
E-Mini S&P 400 Index^	31	3/11	$2,806,430	$19,064

(b)	This security was valued by the Board of Directors. See Note A.
^	Futures collateralized by 600,000 units of U.S. Treasury Bills.
*	Non-income producing security.

Abbreviations:
LLC: Limited Liability Corporation

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

Net Investment Income
Investment Income:
Dividend income	$2,196,880
Interest income	3,565
Total investment income	2,200,445

Expenses:
Investment advisory fee	425,438
Transfer agency fees and expenses	4,492
Administrative fees	141,812
Distribution Plan expenses:
Class F	1,493
Directors’ fees and expenses	18,574
Custodian fees	44,809
Reports to shareholders	81,879
Professional fees	43,464
Accounting fees	23,067
Contract services	45,131
Miscellaneous	4,890
Total expenses	835,049
Reimbursement from Advisor:
Class I	(50,896)
Class F	(1,747)
Fees paid indirectly	(645)
Net expenses	781,761

net Investment Income	1,418,684

realIzed and unrealIzed gaIn (loss)
Net realized gain (loss) on:
Investments	5,815,898
Futures	673,391
6,489,289

Change in unrealized appreciation (depreciation) on:
Investments	24,483,785
Futures	(120,468)
24,363,317

net realIzed and unrealIzed gaIn
(loss)	30,852,606

Increase (decrease) In net assets
resultIng from oPeratIons	$32,271,290

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
Increase (decrease) In net assets	2010	2009
Operations:
Net investment income	$1,418,684	$1,132,265
Net realized gain (loss)	6,489,289	684,937
Change in unrealized appreciation (depreciation)	24,363,317	27,505,346

Increase (decrease) In net assets
resultIng from oPeratIons	32,271,290	29,322,548

Distributions to shareholders from:
Net investment income:
Class I shares	(1,228,433)	(808,995)
Class F shares	(4,451)	(2,174)
Total distributions	(1,232,884)	(811,169)

Capital share transactions:
Shares sold:
Class I shares	26,187,479	10,586,679
Class F shares	681,679	440,988
Shares issued from merger (See Note F):
Class I shares	40,248,159	—
Reinvestment of distributions:
Class I shares	1,228,420	808,993
Class F shares	4,451	2,174
Shares redeemed:
Class I shares	(24,522,456)	(20,604,871)
Class F shares	(212,413)	(166,966)
Total capital share transactions	43,615,319	(8,933,003)

total Increase (decrease) In net assets	74,653,725	19,578,376

net assets
Beginning of year	104,347,826	84,769,450
End of year (including undistributed net investment income
of $308,470 and $311,012, respectively)	$179,001,551	$104,347,826

caPItal share actIvIty
Shares sold:
Class I shares	1,096,981	241,201
Class F shares	11,199	10,071
Shares issued from merger (See Note F):
Class I shares	648,641	—
Reinvestment of distributions:
Class I shares	17,845	14,611
Class F shares	64	39
Shares redeemed:
Class I shares	(414,094)	(452,512)
Class F shares	(3,613)	(3,176)
Total capital share activity	1,357,023	(189,766)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE A – SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”), formerly known as Summit S&P MidCap 400 Index Portfolio, a series of Calvert Variable Products, Inc. (the “Fund”), formerly known as Summit Mutual Funds, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Class F shares are subject to Distribution Plan Expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Portfolio may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, securities valued at $10, or 0.0% of net assets were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	valuatIon InPuts
Investments In securItIes	Level 1	Level 2	Level 3		Total
Equity securities**	$172,033,047	—	$10		$172,033,057
Exchange traded funds	4,611,040	—	—		4,611,040
U.S. government obligations	—	$2,199,864	—		2,199,864
TOTAL	$176,644,087	$2,199,864	$10	*	$178,843,961

Other financial instruments***	$19,064	—	—		$19,064

*       Level 3 securities represent 0.0% of net assets.

**    For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

*** Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying finan-cial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used for cash equitization.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio’s average daily net assets. Under the terms of the agreement, $45,327 was payable at year end. In addition, $14,485 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .55% and .79% for Class I and Class F, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $15,109 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay the distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed 0.20% annually of average daily net assets of Class F. Under the terms of the agreement, $192 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $222 for the year ended December 31, 2010. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Under terms of the agreement, $20 was payable at year end.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $29,554,662 and $23,037,165, respectively.

CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-15	($9,272,556)
31-Dec-16	(6,402,474)

The Portfolio’s use of net capital loss carryforwards may be limited under certain tax provisions. Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$1,232,884	$811,169
Total	$1,232,884	$811,169

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$37,824,785
Unrealized (depreciation)	(8,361,539)
Net unrealized appreciation/(depreciation)	$29,463,246

Undistributed ordinary income	$308,470
Capital loss carryforward	($15,675,030)
Federal income tax cost of investments	$149,380,715

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, return of capital distributions and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts.

Undistributed net investment income	($188,342)
Accumulated net realized gain (loss)	188,342

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loan outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$30,916	1.50%	$913,129	December 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements presented.

NOTE F — REORGANIZATION

On December 10, 2009, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert Variable Series, Inc., Ameritas MidCap Growth Portfolio (“Ameritas MidCap”) for shares of the acquiring portfolio, Calvert Variable Products, Inc., S&P MidCap 400 Index Portfolio (“S&P MidCap 400”) and the assumption of the liabilities of Ameritas MidCap. Shareholders approved the Plan at a meeting on April 16, 2010 and the reorganization took place on April 30, 2010.

The acquisition was accomplished by a tax-free exchange of the following shares:

Merged PortfolIo	shares	AcquIrIng PortfolIo	shares	value
AMERITAS MIDCAP	1,607,954	S&P MIDCAP 400	648,641	$40,248,159

For financial reporting purposes, assets received and shares issued by S&P MidCap 400 were recorded at fair value; however, the cost basis of the investments received from Ameritas Midcap were carried forward to align ongoing reporting of S&P MidCap 400’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UnrealIzed
Merged	Net	ApprecIatIon	Acquiring	Net
PortfolIo	Assets	(depreciation)	Portfolio	Assets
AMERITAS MIDCAP	$40,248,159	$5,524,697	S&P MIDCAP 400	$117,174,063

Assuming the acquisition had been completed on January 1, 2010, S&P MidCap 400’s results of operations for the year ended December 31, 2010 would have been as follows:

Net investment income	$1,460,750	(a)
Net realized and change in unrealized gain (loss) on investments	$35,644,107	(b)
Net increase (decrease) in assets from operations	$37,104,857

(a)	$1,418,684, as reported, plus $42,066 from Ameritas MidCap pre-merger.
(b)	$30,852,606, as reported, plus $4,791,501 from Ameritas MidCap pre-merger.

Because S&P MidCap 400 and Ameritas MidCap sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Ameritas MidCap that have been included in S&P MidCap 400’s Statement of Operations since April 30, 2010.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 100% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class I Shares	2010 (z)	2009	2008 (z)
Net asset value, beginning	$54.66	$40.39	$70.69
Income from investment operations:
Net investment income	.59	.60	.72
Net realized and unrealized gain (loss)	13.61	14.10	(24.89)
Total from investment operations	14.20	14.70	(24.17)
Distributions from:
Net investment income	(.47)	(.43)	(1.26)
Net realized gain	—	—	(4.87)
Total distributions	(.47)	(.43)	(6.13)
Total increase (decrease) in net asset value	13.73	14.27	(30.30)
Net asset value, ending	$68.39	$54.66	$40.39

Total return*	25.98%	36.38%	(36.63%)
Ratios to average net assets: A
Net investment income	1.00%	1.25%	1.27%
Total expenses	.59%	.57%	.55%
Expenses before offsets	.55%	.55%	.55%
Net expenses	.55%	.55%	.55%
Portfolio turnover	17%	16%	22%
Net assets, ending (in thousands)	$177,819	$103,825	$84,665

	Years Ended
	December 31,	December 31,
Class I Shares	2007	2006
Net asset value, beginning	$69.23	$66.08
Income from investment operations:
Net investment income	.67	.67
Net realized and unrealized gain (loss)	4.44	5.64
Total from investment operations	5.11	6.31
Distributions from:
Net investment income	(.66)	(.59)
Net realized gain	(2.99)	(2.57)
Total distributions	(3.65)	(3.16)
Total increase (decrease) in net asset value	1.46	3.15
Net asset value, ending	$70.69	$69.23

Total return*	7.38%	9.72%
Ratios to average net assets: A
Net investment income	1.11%	1.15%
Total expenses	.52%	.52%
Expenses before offsets	.52%	.52%
Net expenses	.52%	.52%
Portfolio turnover	23%	14%
Net assets, ending (in thousands)	$172,221	$144,136

See notes to financial highlights.

Financial Highlights

	Years Ended
	December 31	December 31,
Class F Shares	2010 (z)	2009
Net asset value, beginning	$55.10	$40.65
Income from investment operations:
Net investment income	.46	.43
Net realized and unrealized gain (loss)	13.70	14.25
Total from investment operations	14.16	14.68
Distributions from:
Net investment income	(.26)	(.23)
Net realized gain	—	—
Total distributions	(.26)	(.23)
Total increase (decrease) in net asset value	13.90	14.45
Net asset value, ending	$69.00	$55.10

Total return*	25.70%	36.12%
Ratios to average net assets: A
Net investment income	.77%	.98%
Total expenses	1.02%	1.90%
Expenses before offsets	.79%	.79%
Net expenses	.79%	.79%
Portfolio turnover	17%	16%
Net assets, ending (in thousands)	$1,183	$523

	Periods Ended
	December 31,	December 31,
Class F Shares	2008 (z)	2007^
Net asset value, beginning	$70.66	$73.77
Income from investment operations:
Net investment income	.66	.16
Net realized and unrealized gain (loss)	(24.90)	(3.27)
Total from investment operations	(24.24)	(3.11)
Distributions from:
Net investment income	(.90)	—
Net realized gain	(4.87)	—
Total distributions	(5.77)	—
Total increase (decrease) in net asset value	(30.01)	(3.11)
Net asset value, ending	$40.65	$70.66

Total return*	(36.76%)	(4.21%)
Ratios to average net assets: A
Net investment income	1.26%	.89% (a)
Total expenses	.79%	.71% (a)
Expenses before offsets	.78%	.71% (a)
Net expenses	.78%	.71% (a)
Portfolio turnover	22%	23%
Net assets, ending (in thousands)	$104	$1

See notes to financial highlights.

A

Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)	Annualized.
*	Total return is not annualized for periods less than one year.
^	From October 1, 2007 inception.
(z)	Per share figures calculated using the Average Share Method.

See notes to financial statements.

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-, three- and five-year periods ended June 30, 2010. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2010. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer universe and that total expenses (net of expense reimbursements) were above the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the

Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2010 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP

Balanced Index Portfolio

(formerly, Summit Balanced Index Portfolio)

Annual Report

December 31, 2010

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4 Portfolio Manager Remarks

6 Shareholder Expense Example

7 Report of Independent Registered Public Accounting Firm

8 Statement of Net Assets

24 Statement of Operations

25 Statements of Changes in Net Assets

26 Notes to Financial Statements

31 Financial Highlights

33 Explanation of Financial Tables

34 Proxy Voting

35 Availability of Quarterly Portfolio Holdings

35 Basis for Board’s Approval of Investment Advisory Contracts

39 Director and Officer Information Table

CALVERT VP BALANCED INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

PERFORMANCE

For the year ended December 31, 2010, Calvert VP Balanced Index Portfolio returned 11.84%. Its benchmark, the Standard & Poor’s (S&P) 500 Index, returned 15.06% for the period. The portfolio underperformed its benchmark because the benchmark does not include bonds, while the portfolio invests approximately 40% of its assets in bonds. When the portfolio’s performance is compared to a composite index comprised of 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index, it outperformed. The composite index returned 11.65% for the period.

PROPOSED MERGER

The Directors of the Calvert Variable Products, Inc. have approved Calvert’s recommendation to solicit a shareholder vote for the merger of Calvert VP Balanced Index Portfolio into Calvert VP SRI Balanced Portfolio. Shareholders of Calvert VP Balanced Index Portfolio will be asked to vote on the merger and must approve it before any change may take place. Proxy materials, including the proposed Agreement and Plan of Reorganization and a further explanation of the proposed changes, will be sent to shareholders.

CALVERT VP BALANCED INDEX PORTFOLIO*

     Comparison of change in value of a hypothetical $10,000 investment.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.10)

One year	11.84%
Five year	4.30%
Ten year	3.17%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investment clImate

Equity markets performed well in 2010, although pockets of turbulence disrupted performance throughout the year. After a strong start, turmoil in the Greek bond market caused global equity markets to falter. They rebounded quickly once European Union governments and the European Central Bank announced a bail-out for Greece and debt-purchase programs designed to support peripheral euro-zone countries. During late spring and throughout the summer months, equity markets in the United States languished as domestic economic activity slowed. Investors’ concerns about European financial market stability intensified as Portugal, Ireland, Italy, and Spain showed signs of weakness. By fall, the Federal Reserve (Fed) announced its second round of quantitative easing (QE2), which helped propel equity markets to new highs for the year. In addition, economic growth

% of Total Investments
Asset Allocation	(at 12.31.10)
Equity Investments	59%
Fixed Income Investments	41%
Total	100%

appears to have accelerated during the second half of 2010, fueling the markets’ rise.

Fixed-income markets also performed well in 2010, with a little help from the Federal Reserve. The Fed purchased Treasuries and mortgage-backed securities early in 2010 in an effort to drive down intermediate interest rates. Shortly after the Fed’s stated quantitative easing program was completed, speculation began about a second round of easing which began in the fall. Initially, the Fed’s objective of reducing interest rates was accomplished, as rates on bonds in the two- to 10-year maturity range declined by 50 to 70 basis points.1

That changed in early December, when markets were surprised by a sizable round of fiscal stimulus. This monetary and fiscal support quickly created expectations for improved economic growth and a larger federal deficit (financed by Treasury debt) in 2011. In response, bond yields surged during the fourth quarter. Most major sectors of the bond market, including Treasuries and investment-grade corporate bonds, posted losses for the quarter.2

Over the full year, all major taxable bond market sectors posted positive returns, as yields finished mostly lower. The yield on 10-year Treasuries, for example, fell by 55 basis points. Three-month Treasury bills yielded 0.12% at the end of the year, and money-market rates remained near zero as the Fed kept the target federal funds rate at that level.

PortfolIo strategy

The objective of the portfolio is to match as closely as possible, before fees and expenses, the performance of a portfolio comprised of 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index. In pursuit of this objective, the portfolio employs a passive management approach and uses sampling techniques to reduce transaction costs. When the portfolio’s weighting changes significantly from the target, the portfolio is rebalanced.

The portfolio relies on full replication to track the performance of the S&P 500 Index, although market shifts and portfolio cash flows may cause it to have slightly different weighting than the index. Full replication of the Barclays Capital Aggregate Bond Index is not feasible, as the index includes roughly 8,000 securities. Therefore, the portfolio employs stratified sampling to track performance of the index. Stratified sampling requires the portfolio manager to select securities in each sector of the marketplace to represent those included in the index.

outlook

During 2011, we expect to see increased growth in the U.S. and global economies. We also anticipate that corporate earnings will improve, in general. Interest rates may increase modestly as the economy strengthens and the Fed’s second round of quantitative easing ends by mid-year. Merger and acquisition (M&A) activity will likely increase during 2011 as an improved economic outlook, significant cash on corporate balance sheets, low interest rates, and relatively attractive valuation multiples combine to create an attractive environment for M&A activity. Riskier assets, including equities and lower-rated bonds, may outperform in this environment, continuing the trend that began in 2009.

The equity market will face challenges during the year. Weakness in Europe is likely to persist into 2011, which may negatively affect companies that depend on European markets. Chronically high unemployment in the United States, as well as growing budget deficits at federal, state, and local levels may limit domestic economic growth. Finally, the possibility of rising interest rates may negatively affect price-to-earnings multiples in the equity markets.

January 2011

1 A basis point is 0.01 percentage points.
2 Barclays Capital fixed-income indices.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BegInnIng	Ending	Expenses Paid
	Account value	Account value	During Period*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,138.20	$3.23

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.18	$3.06

* Expenses are equal to the Fund’s annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc.
and Shareholders of Calvert VP Balanced Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Balanced Index Portfolio (formerly, the Summit Balanced Index Portfolio) (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Balanced Index as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania
February 25, 2011

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

EQUITY SECURITIES - 57.6%	shares	value
Aerospace & Defense - 1.5%
General Dynamics Corp.	305	$21,643
Goodrich Corp.	106	9,335
Honeywell International, Inc.	629	33,438
ITT Corp.	144	7,504
L-3 Communications Holdings, Inc.	99	6,979
Lockheed Martin Corp.	239	16,708
Northrop Grumman Corp.	236	15,288
Precision Castparts Corp.	116	16,148
Raytheon Co.	294	13,624
Rockwell Collins, Inc.	133	7,749
The Boeing Co.	592	38,634
United Technologies Corp.	745	58,646
		245,696

Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	134	10,745
Expeditors International of Washington, Inc.	172	9,391
FedEx Corp.	254	23,625
United Parcel Service, Inc., Class B	798	57,919
		101,680

Airlines - 0.1%
Southwest Airlines Co.	584	7,580

Auto Components - 0.1%
Goodyear Tire & Rubber Co.*	191	2,263
Johnson Controls, Inc.	544	20,781
		23,044

Automobiles - 0.4%
Ford Motor Co.*	3,020	50,706
Harley-Davidson, Inc.	190	6,587
		57,293

Beverages - 1.5%
Brown-Forman Corp., Class B	84	5,848
Coca-Cola Co.	1,872	123,121
Coca-Cola Enterprises, Inc.	287	7,184
Constellation Brands, Inc.*	157	3,477
Dr Pepper Snapple Group, Inc.	200	7,032
Molson Coors Brewing Co., Class B	125	6,274
PepsiCo, Inc.	1,278	83,492
		236,428

EQUITY SECURITIES - CONT’D	shares	value
Biotechnology - 0.7%
Amgen, Inc.*	762	$41,834
Biogen Idec, Inc.*	193	12,941
Celgene Corp.*	380	22,473
Cephalon, Inc.*	64	3,950
Genzyme Corp.*	209	14,881
Gilead Sciences, Inc.*	655	23,737
		119,816

Building Products - 0.0%
Masco Corp.	325	4,115

Capital Markets - 1.5%
Ameriprise Financial, Inc.	200	11,510
Bank of New York Mellon Corp.	1,001	30,230
Charles Schwab Corp.	805	13,773
E*Trade Financial Corp.*	140	2,240
Federated Investors, Inc., Class B	74	1,937
Franklin Resources, Inc.	117	13,012
Goldman Sachs Group, Inc.	413	69,450
Invesco Ltd.	398	9,576
Janus Capital Group, Inc.	163	2,114
Legg Mason, Inc.	133	4,824
Morgan Stanley	1,220	33,196
Northern Trust Corp.	190	10,528
State Street Corp.	405	18,768
T. Rowe Price Group, Inc.	204	13,166
		234,324

Chemicals - 1.2%
Air Products & Chemicals, Inc.	173	15,734
Airgas, Inc.	65	4,060
CF Industries Holdings, Inc.	58	7,839
Dow Chemical Co.	936	31,955
Eastman Chemical Co.	58	4,877
Ecolab, Inc.	186	9,378
EI Du Pont de Nemours & Co.	736	36,712
FMC Corp.	57	4,554
International Flavors & Fragrances, Inc.	67	3,724
Monsanto Co.	433	30,154
PPG Industries, Inc.	131	11,013
Praxair, Inc.	247	23,581
Sherwin-Williams Co.	79	6,616
Sigma-Aldrich Corp.	96	6,390
		196,587

Commercial Banks - 1.7%
BB&T Corp.	560	14,722
Comerica, Inc.	137	5,787
Fifth Third Bancorp	672	9,865
First Horizon National Corp.*	211	2,483
Huntington Bancshares, Inc.	638	4,383
KeyCorp	710	6,284

EQUITY SECURITIES - CONT’D	shares	value
Commercial Banks - Cont’d
M&T Bank Corp.	103	$8,966
Marshall & Ilsley Corp.	470	3,252
PNC Financial Services Group, Inc.	424	25,745
Regions Financial Corp.	1,004	7,028
SunTrust Banks, Inc.	404	11,922
US Bancorp	1,547	41,723
Wells Fargo & Co.	4,233	131,181
Zions Bancorporation	115	2,786
		276,127

Commercial Services & Supplies - 0.3%
Avery Dennison Corp.	102	4,319
Cintas Corp.	104	2,908
Iron Mountain, Inc.	163	4,077
Pitney Bowes, Inc.	163	3,941
Republic Services, Inc.	255	7,614
RR Donnelley & Sons Co.	167	2,918
Stericycle, Inc.*	69	5,583
Waste Management, Inc.	381	14,047
		45,407

Communications Equipment - 1.3%
Cisco Systems, Inc.*	4,470	90,428
F5 Networks, Inc.*	69	8,981
Harris Corp.	103	4,666
JDS Uniphase Corp.*	189	2,737
Juniper Networks, Inc.*	422	15,580
Motorola, Inc.*	1,894	17,179
QUALCOMM, Inc.	1,305	64,584
Tellabs, Inc.	298	2,020
		206,175

Computers & Peripherals - 2.5%
Apple, Inc.*	740	238,694
Dell, Inc.*	1,355	18,360
EMC Corp.*	1,662	38,060
Hewlett-Packard Co.	1,829	77,001
Lexmark International, Inc.*	66	2,298
NetApp, Inc.*	292	16,048
QLogic Corp.*	90	1,532
SanDisk Corp.*	180	8,975
Western Digital Corp.*	203	6,882
		407,850

Construction & Engineering - 0.1%
Fluor Corp.	152	10,072
Jacobs Engineering Group, Inc.*	98	4,493
Quanta Services, Inc.*	166	3,307
		17,872

Construction Materials - 0.0%
Vulcan Materials Co.	113	5,013

EQUITY SECURITIES - CONT’D	shares	value
Consumer Finance - 0.4%
American Express Co.	845	$36,267
Capital One Financial Corp.	369	15,705
Discover Financial Services	428	7,931
SLM Corp.*	381	4,797
		64,700

Containers & Packaging - 0.1%
Ball Corp.	74	5,036
Bemis Co., Inc.	86	2,809
Owens-Illinois, Inc.*	132	4,052
Sealed Air Corp.	129	3,283
		15,180

Distributors - 0.0%
Genuine Parts Co.	125	6,418

Diversified Consumer Services - 0.1%
Apollo Group, Inc.*	111	4,384
DeVry, Inc.	53	2,543
H&R Block, Inc.	264	3,144
		10,071

Diversified Financial Services - 2.5%
Bank of America Corp.	8,131	108,468
Citigroup, Inc.*	23,370	110,540
CME Group, Inc.	54	17,374
Intercontinental Exchange, Inc.*	62	7,387
JPMorgan Chase & Co.	3,152	133,708
Leucadia National Corp.	149	4,348
Moody’s Corp.	165	4,379
NYSE Euronext	211	6,326
The NASDAQ OMX Group, Inc.*	114	2,703
		395,233

Diversified Telecommunication Services - 1.6%
AAT&T, Inc.	4,763	139,937
CenturyLink, Inc.	252	11,635
Frontier Communications Corp.	802	7,803
Qwest Communications International, Inc.	1,474	11,217
Verizon Communications, Inc.	2,279	81,543
Windstream Corp.	428	5,966
		258,101

Electric Utilities - 1.0%
Allegheny Energy, Inc.	138	3,345
American Electric Power Co., Inc.	388	13,960
Duke Energy Corp.	1,068	19,021
Edison International	256	9,881
Entergy Corp.	146	10,341
Exelon Corp.	534	22,236
FirstEnergy Corp.	240	8,885

EQUITY SECURITIES - CONT’D	shares	value
Electric Utilities - Cont’d
NextEra Energy, Inc.	336	$17,469
Northeast Utilities	143	4,559
Pepco Holdings, Inc.	200	3,650
Pinnacle West Capital Corp.	92	3,813
PPL Corp.	397	10,449
Progress Energy, Inc.	248	10,783
Southern Co.	677	25,882
		164,274

Electrical Equipment - 0.3%
Emerson Electric Co.	607	34,702
Rockwell Automation, Inc.	121	8,677
Roper Industries, Inc.	77	5,885
		49,264

Electronic Equipment & Instruments - 0.3%
Amphenol Corp.	145	7,653
Corning, Inc.	1,260	24,343
FLIR Systems, Inc.*	128	3,808
Jabil Circuit, Inc.	159	3,194
Molex, Inc.	134	3,045
		42,043

Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	348	19,895
Cameron International Corp.*	193	9,791
Diamond Offshore Drilling, Inc.	63	4,213
FMC Technologies, Inc.*	97	8,624
Halliburton Co.	734	29,969
Helmerich & Payne, Inc.	86	4,170
Nabors Industries Ltd.*	257	6,029
National Oilwell Varco, Inc.	339	22,798
Rowan Co.’s, Inc.*	90	3,142
Schlumberger Ltd.	1,100	91,850
		200,481

Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	349	25,201
CVS Caremark Corp.	1,096	38,108
Kroger Co.	511	11,426
Safeway, Inc.	306	6,882
SUPERVALU, Inc.	225	2,167
Sysco Corp.	472	13,877
Walgreen Co.	747	29,103
Wal-Mart Stores, Inc.	1,580	85,209
Whole Foods Market, Inc.*	124	6,273
		218,246

EQUITY SECURITIES - CONT’D	shares	value
Food Products - 1.0%
Archer-Daniels-Midland Co.	516	$15,521
Campbell Soup Co.	149	5,178
ConAgra Foods, Inc.	375	8,469
Dean Foods Co.*	185	1,635
General Mills, Inc.	517	18,400
H.J. Heinz Co.	270	13,354
Hershey Co.	131	6,177
Hormel Foods Corp.	59	3,024
J.M. Smucker Co.	94	6,171
Kellogg Co.	205	10,471
Kraft Foods, Inc.	1,409	44,398
McCormick & Co., Inc.	108	5,025
Mead Johnson Nutrition Co.	161	10,022
Sara Lee Corp.	548	9,595
Tyson Foods, Inc.	240	4,133
		161,573

Gas Utilities - 0.0%
Nicor, Inc.	48	2,396
Oneok, Inc.	86	4,771
		7,167

Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	470	23,791
Becton Dickinson & Co.	186	15,721
Boston Scientific Corp.*	1,188	8,993
C.R. Bard, Inc.	76	6,975
CareFusion Corp.*	190	4,883
DENTSPLY International, Inc.	116	3,964
Intuitive Surgical, Inc.*	31	7,990
Medtronic, Inc.	871	32,305
St. Jude Medical, Inc.*	286	12,227
Stryker Corp.	276	14,821
Varian Medical Systems, Inc.*	96	6,651
Zimmer Holdings, Inc.*	168	9,018
		147,339

Health Care Providers & Services - 1.1%
Aetna, Inc.	339	10,343
AmerisourceBergen Corp.	223	7,609
Cardinal Health, Inc.	284	10,880
CIGNA Corp.	231	8,468
Coventry Health Care, Inc.*	117	3,089
DaVita, Inc.*	82	5,698
Express Scripts, Inc.*	425	22,971
Humana, Inc.*	144	7,883
Laboratory Corp. of America Holdings*	82	7,209
McKesson Corp.	205	14,428
Medco Health Solutions, Inc.*	342	20,954
Patterson Co.’s, Inc.	92	2,818
Quest Diagnostics, Inc.	115	6,207

EQUITY SECURITIES - CONT’D	shares	value
Health Care Providers & Services - Cont’d
Tenet Healthcare Corp.*	425	$2,843
UnitedHealth Group, Inc.	887	32,030
WellPoint, Inc.*	318	18,081
		181,511

Health Care Technology - 0.0%
Cerner Corp.*	60	5,684

Hotels, Restaurants & Leisure - 1.0%
Carnival Corp.	348	16,046
Darden Restaurants, Inc.	110	5,108
International Game Technology	234	4,140
Marriott International, Inc.	243	10,094
McDonald’s Corp.	852	65,400
Starbucks Corp.	598	19,214
Starwood Hotels & Resorts Worldwide, Inc.	158	9,603
Wyndham Worldwide Corp.	141	4,224
Wynn Resorts Ltd.	64	6,646
Yum! Brands, Inc.	378	18,541
		159,016

Household Durables - 0.2%
D.R. Horton, Inc.	271	3,233
Fortune Brands, Inc.	124	7,471
Harman International Industries, Inc.*	55	2,547
Leggett & Platt, Inc.	117	2,663
Lennar Corp.	129	2,419
Newell Rubbermaid, Inc.	235	4,272
Pulte Group, Inc.*	310	2,331
Stanley Black & Decker, Inc.	133	8,894
Whirlpool Corp.	63	5,596
		39,426

Household Products - 1.3%
Clorox Co.	119	7,531
Colgate-Palmolive Co.	390	31,344
Kimberly-Clark Corp.	329	20,740
Procter & Gamble Co.	2,257	145,193
		204,808

Independent Power Producers & Energy Traders - 0.1%
AES Corp.*	534	6,504
Constellation Energy Group, Inc.	158	4,840
NRG Energy, Inc.*	230	4,494
		15,838

EQUITY SECURITIES - CONT’D	shares	value
Industrial Conglomerates - 1.4%
3M Co.	577	$49,795
General Electric Co.	8,590	157,111
Textron, Inc.	215	5,083
Tyco International Ltd.	395	16,369
		228,358

Insurance - 2.2%
ACE Ltd.	274	17,057
Aflac, Inc.	380	21,443
Allstate Corp.	434	13,836
American International Group, Inc.*	106	6,108
AON Corp.	266	12,239
Assurant, Inc.	90	3,467
Berkshire Hathaway, Inc., Class B*	1,396	111,834
Chubb Corp.	246	14,671
Cincinnati Financial Corp.	132	4,183
Genworth Financial, Inc.*	413	5,427
Hartford Financial Services Group, Inc.	349	9,245
Lincoln National Corp.	262	7,286
Loews Corp.	256	9,961
Marsh & McLennan Co.’s, Inc.	460	12,576
MetLife, Inc.	731	32,486
Principal Financial Group, Inc.	259	8,433
Progressive Corp.	528	10,491
Prudential Financial, Inc.	397	23,308
Torchmark Corp.	65	3,883
Travelers Co.’s, Inc.	371	20,668
Unum Group	256	6,200
XL Group plc	269	5,870
		360,672

Internet & Catalog Retail - 0.5%
Amazon.com, Inc.*	286	51,480
Expedia, Inc.	172	4,315
Netflix, Inc.*	37	6,501
priceline.com, Inc.*	40	15,982
		78,278

Internet Software & Services - 1.1%
Akamai Technologies, Inc.*	156	7,340
eBay, Inc.*	925	25,743
Google, Inc.*	202	119,982
Monster Worldwide, Inc.*	111	2,623
VeriSign, Inc.	145	4,737
Yahoo!, Inc.*	1,051	17,478
		177,903

IT Services - 1.7%
Automatic Data Processing, Inc.	398	18,419
Cognizant Technology Solutions Corp.*	245	17,956

EQUITY SECURITIES - CONT’D	shares	value
IT Services - Cont’d
Computer Sciences Corp.	129	$6,398
Fidelity National Information Services, Inc.	210	5,752
Fiserv, Inc.*	130	7,613
International Business Machines Corp.	1,002	147,054
MasterCard, Inc.	79	17,705
Paychex, Inc.	272	8,408
SAIC, Inc.*	237	3,759
Teradata Corp.*	144	5,927
Total System Services, Inc.	132	2,030
Visa, Inc.	393	27,659
Western Union Co.	537	9,972
		278,652

Leisure Equipment & Products - 0.1%
Hasbro, Inc.	117	5,520
Mattel, Inc.	290	7,375
		12,895

Life Sciences - Tools & Services - 0.3%
Agilent Technologies, Inc.*	292	12,098
Life Technologies Corp.*	151	8,394
PerkinElmer, Inc	96	2,479
Thermo Fisher Scientific, Inc.*	321	17,770
Waters Corp.*	74	5,750
		46,491

Machinery - 1.3%
Caterpillar, Inc.	512	47,954
Cummins, Inc.	160	17,602
Danaher Corp.	433	20,425
Deere & Co.	342	28,403
Dover Corp.	158	9,235
Eaton Corp.	136	13,805
Flowserve Corp.	51	6,080
Illinois Tool Works, Inc.	400	21,360
Ingersoll-Rand plc	270	12,714
PACCAR, Inc.	295	16,939
Pall Corp.	93	4,611
Parker Hannifin Corp.	136	11,737
Snap-on, Inc.	47	2,659
		213,524

Media - 1.8%
Cablevision Systems Corp.	204	6,903
CBS Corp., Class B	573	10,916
Comcast Corp.	2,251	49,454
DIRECTV*	673	26,873
Discovery Communications, Inc.*	223	9,299
Gannett Co., Inc.	212	3,199
McGraw-Hill Co.’s, Inc.	248	9,030
Meredith Corp.	41	1,421
News Corp.	1,842	26,819

EQUITY SECURITIES - CONT’D	shares	value
Media - Cont’d
Omnicom Group, Inc.	244	$11,175
Scripps Networks Interactive, Inc.	71	3,674
The Interpublic Group of Co.’s, Inc.*	411	4,365
Time Warner Cable, Inc.	287	18,951
Time Warner, Inc.	895	28,792
Viacom, Inc., Class B	488	19,330
Walt Disney Co.	1,527	57,278
Washington Post Co., Class B	6	2,637
		290,116

Metals & Mining - 0.7%
AK Steel Holding Corp.	120	1,965
Alcoa, Inc.	824	12,681
Allegheny Technologies, Inc.	83	4,580
Cliffs Natural Resources, Inc.	110	8,581
Freeport-McMoRan Copper & Gold, Inc.	380	45,634
Newmont Mining Corp.	398	24,449
Nucor Corp.	248	10,867
Titanium Metals Corp.*	100	1,718
United States Steel Corp.	126	7,361
		117,836

Multiline Retail - 0.5%
Big Lots, Inc.*	61	1,858
Family Dollar Stores, Inc.	109	5,418
J.C. Penney Co., Inc.	186	6,010
Kohl’s Corp.*	249	13,531
Macy’s, Inc.	356	9,007
Nordstrom, Inc.	130	5,509
Sears Holdings Corp.*	39	2,876
Target Corp.	571	34,334
		78,543

Multi-Utilities - 0.7%
Ameren Corp.	187	5,272
Centerpoint Energy, Inc.	309	4,857
CMS Energy Corp.	194	3,608
Consolidated Edison, Inc.	247	12,244
Dominion Resources, Inc.	468	19,993
DTE Energy Co.	130	5,892
Integrys Energy Group, Inc.	61	2,959
NiSource, Inc.	225	3,966
PG&E Corp.	317	15,165
Public Service Enterprise Group, Inc.	408	12,978
SCANA Corp.	92	3,735
Sempra Energy	195	10,234
TECO Energy, Inc.	168	2,990
Wisconsin Energy Corp.	92	5,415
Xcel Energy, Inc.	386	9,090
		118,398

EQUITY SECURITIES - CONT’D	shares	value
Office Electronics - 0.1%
Xerox Corp.	1,143	$13,165

Oil, Gas & Consumable Fuels - 5.7%
Anadarko Petroleum Corp.	400	30,464
Apache Corp.	309	36,842
Cabot Oil & Gas Corp.	84	3,179
Chesapeake Energy Corp.	528	13,680
Chevron Corp.	1,623	148,099
ConocoPhillips	1,185	80,698
Consol Energy, Inc.	194	9,456
Denbury Resources, Inc.*	353	6,739
Devon Energy Corp.	349	27,400
El Paso Corp.	568	7,816
EOG Resources, Inc.	205	18,739
EQT Corp.	129	5,784
Exxon Mobil Corp.	4,066	297,306
Hess Corp.	248	18,982
Marathon Oil Corp.	573	21,218
Massey Energy Co.	87	4,668
Murphy Oil Corp.	151	11,257
Newfield Exploration Co.*	114	8,221
Noble Energy, Inc.	138	11,879
Occidental Petroleum Corp.	655	64,256
Peabody Energy Corp.	218	13,948
Pioneer Natural Resources Co.	98	8,508
QEP Resources, Inc.	140	5,083
Range Resources Corp.	142	6,387
Southwestern Energy Co.*	272	10,181
Spectra Energy Corp.	523	13,070
Sunoco, Inc.	98	3,950
Tesoro Corp.*	116	2,151
Valero Energy Corp.	444	10,265
Williams Co.’s, Inc.	459	11,346
		911,572

Paper & Forest Products - 0.1%
International Paper Co.	366	9,970
MeadWestvaco Corp.	136	3,558
		13,528

Personal Products - 0.1%
Avon Products, Inc.	336	9,764
Estee Lauder Co.’s, Inc.	92	7,425
		17,189

Pharmaceuticals - 3.2%
Abbott Laboratories, Inc.	1,247	59,744
Allergan, Inc.	248	17,030
Bristol-Myers Squibb Co.	1,380	36,542
Eli Lilly & Co.	819	28,698
Forest Laboratories, Inc.*	243	7,771
Hospira, Inc.*	135	7,518

EQUITY SECURITIES - CONT’D	shares	value
Pharmaceuticals - Cont’d
Johnson & Johnson	2,215	$136,998
Merck & Co., Inc.	2,484	89,523
Mylan, Inc.*	366	7,734
Pfizer, Inc.	6,458	113,080
Watson Pharmaceuticals, Inc.*	96	4,958
		509,596

Professional Services - 0.1%
Dun & Bradstreet Corp.	41	3,366
Equifax, Inc.	100	3,560
Robert Half International, Inc.	119	3,641
		10,567

Real Estate Investment Trusts - 0.9%
Apartment Investment & Management Co.	114	2,946
AvalonBay Communities, Inc.	73	8,216
Boston Properties, Inc.	110	9,471
Equity Residential	230	11,948
HCP, Inc.	296	10,890
Health Care REIT, Inc.	109	5,193
Host Hotels & Resorts, Inc.	526	9,400
Kimco Realty Corp.	328	5,917
Plum Creek Timber Co., Inc.	128	4,794
ProLogis	470	6,787
Public Storage	115	11,663
Simon Property Group, Inc.	237	23,579
Ventas, Inc.	124	6,507
Vornado Realty Trust	133	11,083
Weyerhaeuser Co.	451	8,537
		136,931

Real Estate Management & Development - 0.0%
CB Richard Ellis Group, Inc.*	250	5,120

Road & Rail - 0.5%
CSX Corp.	302	19,512
Norfolk Southern Corp.	293	18,406
Ryder System, Inc.	42	2,211
Union Pacific Corp.	398	36,879
		77,008

Semiconductors & Semiconductor Equipment - 1.5%
Advanced Micro Devices, Inc.*	511	4,180
Altera Corp.	266	9,464
Analog Devices, Inc.	241	9,079
Applied Materials, Inc.	1,078	15,146
Broadcom Corp.	368	16,026
First Solar, Inc.*	46	5,986
Intel Corp.	4,496	94,551
KLA-Tencor Corp.	136	5,255
Linear Technology Corp.	176	6,088
LSI Corp.*	498	2,983

EQUITY SECURITIES - CONT’D	shares	value
Semiconductors & Semiconductor Equipment - Cont’d
MEMC Electronic Materials, Inc.*	184	$2,072
Microchip Technology, Inc.	166	5,679
Micron Technology, Inc.*	669	5,365
National Semiconductor Corp.	194	2,669
Novellus Systems, Inc.*	73	2,359
NVIDIA Corp.*	495	7,623
Teradyne, Inc.*	158	2,218
Texas Instruments, Inc.	947	30,779
Xilinx, Inc.	218	6,318
		233,840

Software - 2.3%
Adobe Systems, Inc.*	411	12,651
Autodesk, Inc.*	184	7,029
BMC Software, Inc.*	155	7,307
CA, Inc.	311	7,601
Citrix Systems, Inc.*	155	10,603
Compuware Corp.*	177	2,066
Electronic Arts, Inc.*	275	4,504
Intuit, Inc.*	226	11,142
McAfee, Inc.*	125	5,789
Microsoft Corp.	6,069	169,446
Novell, Inc.*	284	1,681
Oracle Corp.	3,121	97,687
Red Hat, Inc .*	149	6,802
Salesforce.com, Inc.*	96	12,672
Symantec Corp.*	634	10,613
		367,593

Specialty Retail - 1.1%
Abercrombie & Fitch Co.	70	4,034
AutoNation, Inc.*	71	2,002
AutoZone, Inc.*	22	5,997
Bed Bath & Beyond, Inc.*	206	10,125
Best Buy Co., Inc.	270	9,258
CarMax, Inc.*	185	5,898
GameStop Corp.*	119	2,723
Home Depot, Inc.	1,321	46,314
Limited Brands, Inc.	211	6,484
Lowe’s Co.’s, Inc.	1,113	27,914
O’Reilly Automotive, Inc.*	109	6,586
RadioShack Corp.	123	2,274
Ross Stores, Inc.	98	6,199
Staples, Inc.	584	13,298
The Gap, Inc.	374	8,280
Tiffany & Co.	98	6,102
TJX Co.’s, Inc.	330	14,649
Urban Outfitters, Inc.*	120	4,297
		182,434

Textiles, Apparel & Luxury Goods - 0.3%
Coach, Inc.	248	13,717
Nike, Inc., Class B	309	26,395

EQUITY SECURITIES - CONT’D	shares	value
Textiles, Apparel & Luxury Goods - Cont’d
Polo Ralph Lauren Corp.	49	$5,435
VF Corp.	75	6,463
		52,010

Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	373	4,752
People’s United Financial, Inc.	292	4,091
		8,843
Tobacco - 0.9%
Altria Group, Inc.	1,684	41,460
Lorillard, Inc.	122	10,011
Philip Morris International, Inc.	1,463	85,629
Reynolds American, Inc.	266	8,677
		145,777

Trading Companies & Distributors - 0.1%
Fastenal Co.	125	7,489
W.W. Grainger, Inc.	47	6,491
		13,980

Wireless Telecommunication Services - 0.2%
American Tower Corp.*	322	16,628
MetroPCS Communications, Inc.*	223	2,816
Sprint Nextel Corp.*	2,339	9,894
		29,338

Total Equity Securities (Cost $7,403,002)		9,261,537

exchange traded funds - 1.6%
iShares Barclays Aggregate Bond Fund	2,400	253,800

Total Exchange Traded Funds (Cost $253,497)		253,800

	PrIncipal
commercIal mortgage-Backed securItIes - 1.9%	amount
Wachovia Bank Commercial Mortgage Trust, 4.964%, 11/15/35 (r)	$285,000	303,891

Total Commercial Mortgage-Backed Securities (Cost $206,474)		303,891

corPorate Bonds – 7.1%
Apache Corp., 5.625%, 1/15/17	100,000	114,053
CBS Corp., 5.75%, 4/15/20	200,000	212,122
Goldman Sachs Group, Inc., 5.35%, 1/15/16	100,000	107,440
Hospira, Inc., 6.40%, 5/15/15	100,000	113,101
Shell International Finance BV, 4.00%, 3/21/14	100,000	106,382
Time Warner, Inc., 4.875%, 3/15/20	100,000	103,883
United Parcel Service, Inc., 3.125%, 1/15/21	150,000	139,350
US Bank NA, 4.95%, 10/30/14	100,000	108,756

	PrIncipal
CORPORATE BONDS - CONT’D	amount	value
Wells Fargo & Co., 4.375%, 1/31/13	$125,000	$132,340

Total Corporate Bonds (Cost $1,061,735)		1,137,427

u.s. government agencIes and InstrumentalItIes - 4.6%
Federal Home Loan Bank, 3.625%, 10/18/13	320,000	342,119
Freddie Mac:
5.50%, 7/18/16	300,000	346,036
3.75%, 3/27/19	50,000	51,729

Total U.S. Government Agencies and Instrumentalities (Cost $713,110)		739,884

u.s. government agency mortgage-Backed securItIes - 11.6%
Fannie Mae:
7.00%, 7/1/29	42,278	47,706
6.50%, 8/1/32	41,101	46,070
5.50%, 7/1/33	137,329	148,027
6.00%, 8/1/33	88,286	97,256
5.50%, 11/1/33	205,142	221,123
7.50%, 11/1/36	48,083	54,249
Freddie Mac:
5.00%, 5/1/18	226,248	241,272
4.50%, 9/1/18	59,960	63,296
6.00%, 8/1/36	239,661	260,465
Ginnie Mae, 5.50%, 7/20/34	278,379	301,072
Ginnie Mae I pool, 5.00%, 10/15/39	366,956	390,418

Total U.S. Government Agency Mortgage-Backed Securities (Cost $1,780,583)		1,870,954

u.s. treasury - 13.3%
United States Treasury Bills, 3/10/11^	50,000	49,989
United States Treasury Bonds:
5.25%, 11/15/28	100,000	114,547
3.875%, 8/15/40	100,000	92,078
United States Treasury Notes:
1.50%, 12/31/13	125,000	126,758
2.375%, 8/31/14	50,000	51,773
2.25%, 1/31/15	125,000	128,242
5.125%, 5/15/16	250,000	287,891
3.00%, 9/30/16	200,000	207,250
3.875%, 5/15/18	500,000	537,500
3.625%, 8/15/19	160,000	167,050
3.375%, 11/15/19	250,000	255,117
2.625%, 11/15/20	140,000	132,016

Total U.S. Treasury (Cost $2,069,957)		2,150,211

TOTAL INVESTMENTS (Cost $13,488,358) - 97.7%				$15,717,704
Other assets and liabilities, net - 2.3%				366,932
net assets - 100%				$16,084,636

net assets consIst of:
Paid-in capital applicable to 324,057 shares of common stock outstanding;$0.10 par value, 20,000,000 shares authorized				$13,972,441
Undistributed net investment income				88,524
Accumulated net realized gain (loss) on investments				(207,837)
Net unrealized appreciation (depreciation) on investments				2,231,508

net assets				$16,084,636

net asset value Per share				$49.64

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini S&P 500 Index^	6	3/11	$375,900	$2,162

*	Non-income producing security.
(r)	The coupon rate shown on floating or adjustable rate securities represent the rate at period end.
^	Futures collateralized by 50,000 units of U.S. Treasury Bills.

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

net Investment Income
Investment Income:
Interest income	$230,635
Dividend income (net of foreign taxes withheld of $7 )	198,058
Total investment income	428,693

Expenses:
Investment advisory fee	46,397
Administrative fees	15,465
Transfer agency fees and expenses	1,649
Directors’ fees and expenses	1,953
Custodian fees	31,951
Accounting fees	2,458
Contract services	15,638
Reports to shareholders	3,794
Professional fees	21,050
Miscellaneous	337
Total expenses	140,692
Reimbursement from Advisor	(47,417)
Fees paid indirectly	(482)
Net expenses	92,793

net Investment Income	335,900

realIzed and unrealIzed gaIn (loss)
Net realized gain (loss) on:
Investments	313,017
Futures	63,308
376,325

Change in unrealized appreciation (depreciation) on:
Investments	1,025,429
Futures	(2,521)
1,022,908

net realIzed and unrealIzed gaIn
(loss)	1,399,233

Increase (decrease) In net assets
resultIng from oPeratIons	$1,735,133

STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
Increase (decrease) In net assets	2010	2009
Operations:
Net investment income	$335,900	$381,184
Net realized gain (loss)	376,325	122,406
Change in unrealized appreciation (depreciation)	1,022,908	2,095,376

Increase (decrease) In net assets
resultIng from oPeratIons	1,735,133	2,598,966

Distributions to shareholders from:
Net investment income	(365,516)	(348,198)
Total distributions	(365,516)	(348,198)

Capital share transactions:
Shares sold	1,244,873	1,518,492
Reinvestment of distributions	365,516	348,196
Shares redeemed	(2,815,166)	(4,041,694)
Total capital share transactions	(1,204,777)	(2,175,006)

total Increase (decrease) In net assets	164,840	75,762

net assets
Beginning of year	15,919,796	15,844,034
End of year (including undistributed net investment income of $88,524 and $111,995, respectively)	$16,084,636	$15,919,796

caPItal share actIvIty
Shares sold	26,265	36,816
Reinvestment of distributions	7,371	7,612
Shares redeemed	(60,071)	(98,053)
Total capital share activity	(26,435)	(53,625)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP Balanced Index Portfolio (the “Portfolio”), formerly known as Summit Balanced Index Portfolio, a series of Calvert Variable Products, Inc. (the “Fund”), formerly known as Summit Mutual Funds, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Portfolio may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	valuatIon Inputs
Investments In securItIes	level 1	level 2	level 3	total
Commercial Mortgage-Backed Securities	—	$303,891	—	$303,891
Corporate Bonds	—	1,137,427	—	1,137,427
Equity Securities*	$9,261,537	—	—	9,261,537
Exchanged Traded Funds	253,800	—	—	253,800
U.S. Government Obligations	—	4,761,049	—	4,761,049
TOTAL	$9,515,337	$6,202,367	—	$15,717,704

other fInancIal Instruments**	$2,162	—	—	$2,162

*	For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.
**	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used for cash equitization.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company (“UNIFI”). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio’s average daily net assets. Under the terms of the agreement, $4,060 was payable at year end. In addition, $4,178 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .60%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $1,353 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $60 for the year ended December 31, 2010. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. Government securities, were $5,154,735 and $5,728,929, respectively. U.S. Government security purchases and sales were $1,792,414 and $1,674,368, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$365,516	$348,198
Total	$365,516	$348,198

As of December 31, 2010, the components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$2,872,041
Unrealized (depreciation)	(936,482)
Net unrealized appreciation/(depreciation)	$1,935,559

Undistributed ordinary income	$88,524
Undistributed long term capital gain	$88,112
Federal income tax cost of investments	$13,782,145

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities, exchange traded funds, and real estate investment trusts.

Undistributed net investment income	$6,145
Accumulated net realized gain (loss)	(6,145)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loan outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WeIghted		month of
average	average	maxImum	maxImum
daIly	Interest	amount	amount
Balance	rate	BorroWed	Borrowed
$190	1.52%	$17,294	April 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE F — OTHER

On December 9, 2010, the Board of Directors approved a resolution to reorganize the Calvert VP Balanced Index Portfolio into the Calvert VP SRI Balanced Portfolio. Shareholders of Calvert VP Balanced Index Portfolio will be asked to vote on the reorganization and must approve it before any change may take place.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Also, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates 50.7% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$45.42	$39.21	$51.62
Income from investment operations:
Net investment income	1.09	1.14	1.48
Net realized and unrealized gain (loss)	4.28	6.09	(12.45)
Total from investment operations	5.37	7.23	(10.97)
Distributions from:
Net investment income	(1.15)	(1.02)	(1.44)
Total distributions	(1.15)	(1.02)	(1.44)
Total increase (decrease) in net asset value	4.22	6.21	(12.41)
Net asset value, ending	$49.64	$45.42	$39.21

Total return*	11.84%	18.41%	(21.55%)
Ratios to average net assets: A
Net investment income	2.17%	2.49%	3.08%
Total expenses	.91%	.92%	.86%
Expenses before offsets	.60%	.60%	.60%
Net expenses	.60%	.60%	.60%
Portfolio turnover	47%	53%	26%
Net assets, ending (in thousands)	$16,085	$15,920	$15,844

	Years Ended
	December 31,	December 31,
	2007	2006
Net asset value, beginning	$49.58	$45.74
Income from investment operations:
Net investment income	1.33	1.16
Net realized and unrealized gain (loss)	2.12	3.80
Total from investment operations	3.45	4.96
Distributions from:
Net investment income	(1.41)	(1.12)
Total distributions	(1.41)	(1.12)
Total increase (decrease) in net asset value	2.04	3.84
Net asset value, ending	$51.62	$49.58

Total return*	7.02%	11.02%
Ratios to average net assets: A
Net investment income	2.47%	2.36%
Total expenses	.69%	.69%
Expenses before offsets	.60%	.60%
Net expenses	.60%	.60%
Portfolio turnover	15%	21%
Net assets, ending (in thousands)	$25,993	$28,784

See notes to financial highlights.

A

Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*	Total return is not annualized for periods less than one year.

See notes to financial statements.

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the

Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-, three- and five-year periods ended June 30, 2010. The data also indicated that the Portfolio outperformed its Lipper index for the three- and five-year periods ended June 30, 2010 and underperformed its Lipper index for the one-year period ended June 30, 2010. The Board took into account management’s plans with respect to the Portfolio. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer universe and that total expenses (net of expense reimbursements) were below the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio in an amount equal to its entire advisory fee. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that the Portfolio’s assets had not increased significantly over time. The Board took into account management’s plans with respect to the Portfolio and concluded that appropriate action was being taken with respect to the Portfolio.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2010 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvi-sor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Sub-advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP

Nasdaq 100 Index Portfolio

(formerly, Summit Nasdaq-100 Index Portfolio)

Annual Report

December 31, 2010

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered
Public Accounting Firm
8	Statement of Net Assets
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Notes to Financial Statements
21	Financial Highlights
23	Explanation of Financial Tables
24	Proxy Voting
25	Availability of Quarterly Portfolio Holdings
25	Basis for Board’s Approval of Investment
Advisory Contracts
29	Director and Officer Information Table

calvert vp nasdaq 100 Index Portfolio

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the year ended December 31, 2010, Calvert VP Nasdaq 100 Index Portfolio returned a solid 19.61%. Its benchmark, the Nasdaq 100 Index (TR), returned 20.14% for the period.  The portfolio’s relative underperformance was largely attributable to the fund’s fees and operating expenses.

Investment Climate

Equity markets performed well in 2010, although pockets of turbulence disrupted performance throughout the year. After a strong start, turmoil in the Greek bond market caused global equity markets to falter. They rebounded quickly once European Union governments and the European Central Bank announced a bailout for Greece and debt-purchase programs designed to support peripheral euro-zone countries. During late spring and throughout the summer months, equity markets in the United States languished as domestic economic activity slowed. Investors’ concerns about European financial market stability intensified as Portugal, Ireland, Italy, and Spain showed signs of weakness. By fall, the Federal Reserve announced its second round of quantitative easing (QE2), which helped propel equity markets to new highs for the year. In addition, economic growth appears to have accelerated during the second half of 2010, fueling the markets’ rise.

Portfolio Strategy

As an index fund, the portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the Nasdaq 100 Index.  The index includes 100 of the largest and most actively traded non-financial domestic and international companies. The average market capitalization of the companies in the Index is roughly $40 billion, which is significantly larger than the $20 billion average market capitalization of companies in the Standard & Poor’s 500 Index. These companies delivered strong returns for the year, both in absolute terms and relative to the S&P 500 Index.

Over the full year, the top-performing sectors of the Nasdaq 100 Index, including dividend reinvestment, were Materials (up 40.5%), Utilities (up 33.0%), and Producer Durables (up 32.6%).  The worst-performing sectors included Energy (down 3.9%), Consumer Staples (down 0.1%), and Healthcare (up 7.8%).

Calvert VP Nasdaq 100 Index Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.10)

One year	19.61%
Five year	6.16%
Ten year	-0.68%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

At year-end, the Nasdaq 100 Index was most heavily invested in Information Technology (64.9%), Consumer Discretionary (15.7%), and Healthcare (12.7%) companies.  The portfolio had the lowest exposure to companies in the Materials (0.4%) and Consumer Staples (1.2%) sectors.

The portfolio continued to meet its investment objective of closely tracking the total return of the Nasdaq 100 Index.  The portfolio fully replicates the Index, which means that it holds all of the stocks in the Index. Market fluctuation, cash flows, and corporate actions may cause the portfolio to hold a slightly different weighting than the index. The Nasdaq 100 Index is not a mutual fund and direct investment in the index is not possible. Unlike the index, the portfolio incurs operating expenses. During 2010, the portfolio’s slight underperformance was largely attributable to these expenses.

Outlook

During 2011, we expect to see increased growth in the U.S. and in global economies. We also anticipate that corporate earnings generally will improve. Interest rates may increase modestly as the economy strengthens and the Fed’s second round of quantitative easing ends. Merger and acquisition (M&A) activity will likely increase during 2011 as an improved economic outlook, significant cash on corporate balance sheets, low interest rates, and relatively attractive valuation multiples combine to create an attractive environment for M&A activity. Riskier assets, including equities and lower-rated bonds, may outperform in this environment, continuing the trend that began in 2009.

The equity market will face challenges during the year. Weakness in Europe is likely to persist into 2011, which may negatively affect companies that depend on European markets. Chronically high unemployment in the United States, as well as growing budget deficits at the federal, state, and local levels, may limit domestic economic growth. Finally, the possibility of rising interest rates may negatively affect price-to-earnings multiples in the equity markets.

January 2011

% of Total
Economic Sectors	Investments
Consumer Discretionary	15.4%
Consumer Staples	1.2%
Exchange Traded Funds	2.5%
Government	0.4%
Health Care	12.4%
Industrials	3.9%
Information Technology	62.1%
Materials	0.4%
Telecommunication Services	1.7%
Total	100%

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BeginnIng	Ending	Expenses Paid
	Account value	Account value	During Period*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,276.70	$3.73

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.93	$3.31

* Expenses are equal to the Fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc.
and Shareholders of Calvert VP Nasdaq 100-Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Nasdaq 100-Index Portfolio (formerly, the Summit Nasdaq-100 Index Portfolio) (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Nasdaq 100-Index Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania
February 25, 2011

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

EQUITY SECURITIES - 96.2%	shares	value
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc	4,636	$371,761
Expeditors International of Washington, Inc.	5,891	321,648
		693,409

Biotechnology - 6.2%
Amgen, Inc.*	12,445	683,230
Biogen Idec, Inc.*	7,317	490,605
Celgene Corp.*	13,184	779,702
Cephalon, Inc.*	2,089	128,933
Genzyme Corp.*	9,154	651,765
Gilead Sciences, Inc.*	22,584	818,444
Vertex Pharmaceuticals, Inc.*	6,033	211,336
		3,764,015

Chemicals - 0.4%
Sigma-Aldrich Corp.	3,325	221,312

Commercial Services & Supplies - 0.3%
Stericycle, Inc.*	2,567	207,722

Communications Equipment - 8.3%
Cisco Systems, Inc.*	55,948	1,131,828
F5 Networks, Inc.*	2,193	285,441
QUALCOMM, Inc.	55,124	2,728,087
Research In Motion Ltd.*	14,777	858,987
		5,004,343

Computers & Peripherals - 21.6%
Apple, Inc.*	36,167	11,666,027
Dell, Inc.*	20,212	273,873
NetApp, Inc.*	10,548	579,718
SanDisk Corp.*	6,786	338,350
Seagate Technology plc*	13,467	202,409
		13,060,377

Diversified Consumer Services - 0.3%
Apollo Group, Inc.*	4,274	168,780

Electronic Equipment & Instruments - 0.5%
Flextronics International Ltd.*	23,470	184,239
FLIR Systems, Inc.*	4,737	140,926
		325,165

Food & Staples Retailing - 1.2%
Costco Wholesale Corp	6,434	464,599
Whole Foods Market, Inc.*	5,122	259,122
		723,721

EQUITY SECURITIES - CONT’D	shares	value
Health Care Equipment & Supplies - 0.7%
DENTSPLY International, Inc.	3,929	$134,254
Intuitive Surgical, Inc.*	1,109	285,845
		420,099

Health Care Providers & Services - 1.5%
Express Scripts, Inc.*	13,267	717,082
Henry Schein, Inc.*	2,598	159,491
		876,573

Health Care Technology - 0.4%
Cerner Corp.*	2,336	221,313

Hotels, Restaurants & Leisure - 2.5%
Ctrip.com International Ltd. (ADR)*	4,319	174,703
Starbucks Corp.	29,113	935,401
Wynn Resorts Ltd	3,818	396,461
		1,506,565

Household Durables - 0.3%
Garmin Ltd	5,069	157,088

Internet & Catalog Retail - 4.6%
Amazon.com, Inc.*	8,420	1,515,600
Expedia, Inc.	7,672	192,490
Liberty Media Corp. - Interactive*	15,622	246,359
Netflix, Inc.*	1,407	247,210
priceline.com, Inc.*	1,465	585,341
		2,787,000

Internet Software & Services - 7.8%
Akamai Technologies, Inc.*	5,150	242,307
Baidu, Inc. (ADR)*	7,746	747,721
eBay, Inc.*	27,472	764,546
Google, Inc.*	4,270	2,536,252
VeriSign, Inc	4,583	149,727
Yahoo!, Inc.*	17,693	294,235
		4,734,788

IT Services - 3.2%
Automatic Data Processing, Inc.	9,848	455,765
Cognizant Technology Solutions Corp.*	8,355	612,338
Fiserv, Inc.*	5,257	307,850
Infosys Technologies Ltd. (ADR)	3,173	241,402
Paychex, Inc	9,786	302,485
		1,919,840

Leisure Equipment & Products - 0.5%
Mattel, Inc.	11,597	294,912

Life Sciences - Tools & Services - 1.1%
Illumina, Inc.*	3,494	221,310
Life Technologies Corp.*	5,315	294,982
QIAGEN NV*	6,709	131,161
		647,453

EQUITY SECURITIES - CONT’D	shares	value
Machinery - 1.5%
Joy Global, Inc	2,881	$249,927
PACCAR, Inc.	11,551	663,258
		913,185

Media - 4.0%
Comcast Corp	40,956	899,803
DIRECTV*	17,148	684,720
News Corp	40,368	587,758
Virgin Media, Inc.	9,325	254,013
		2,426,294

Multiline Retail - 0.7%
Dollar Tree, Inc.*	3,727	209,010
Sears Holdings Corp.*	3,251	239,761
		448,771

Pharmaceuticals - 2.5%
Mylan, Inc.*	12,493	263,977
Teva Pharmaceutical Industries Ltd. (ADR)	20,470	1,067,101
Warner Chilcott plc	7,168	161,710
		1,492,788

Semiconductors & Semiconductor Equipment - 7.9%
Altera Corp.	12,379	440,445
Applied Materials, Inc	19,528	274,368
Broadcom Corp.	11,714	510,145
First Solar, Inc.*	2,121	276,027
Intel Corp.	55,186	1,160,562
KLA-Tencor Corp.	5,719	220,982
Lam Research Corp.*	3,588	185,787
Linear Technology Corp.	8,549	295,710
Marvell Technology Group Ltd.*	17,538	325,330
Maxim Integrated Products, Inc	8,232	194,440
Microchip Technology, Inc	4,371	149,532
Micron Technology, Inc.*	28,825	231,177
NVIDIA Corp.*	16,031	246,877
Xilinx, Inc.	9,716	281,570
		4,792,952

Software - 12.7%
Activision Blizzard, Inc.	30,426	378,500
Adobe Systems, Inc.*	14,082	433,444
Autodesk, Inc.*	6,688	255,482
BMC Software, Inc.*	5,837	275,156
CA, Inc.	13,884	339,325
Check Point Software Technologies Ltd.*	5,851	270,667
Citrix Systems, Inc.*	6,303	431,188
Electronic Arts, Inc.*	9,488	155,413
Intuit, Inc.*	11,143	549,350
Microsoft Corp.	83,209	2,323,195
Oracle Corp.	59,232	1,853,962
Symantec Corp.*	22,920	383,681
		7,649,363

EQUITY SECURITIES - CONT’D	shares	value
Specialty Retail - 2.3%
Bed Bath & Beyond, Inc.*	9,845	$483,882
O’Reilly Automotive, Inc.*	3,927	237,269
Ross Stores, Inc	3,445	217,896
Staples, Inc	13,725	312,518
Urban Outfitters, Inc.*	4,582	164,082
		1,415,647

Trading Companies & Distributors - 0.4%
Fastenal Co.	4,021	240,898

Wireless Telecommunication Services - 1.7%
Millicom International Cellular SA	2,950	282,020
NII Holdings, Inc.*	4,687	209,321
Vodafone Group plc (ADR)	20,621	545,013
		1,036,354

Total Equity Securities (Cost $40,247,323)		58,150,727

exchange traded funds - 2.6%
Powershares QQQ	28,100	1,530,607

Total Exchange Traded Funds (Cost $1,307,164)		1,530,607

	Principal
u.s. treasury - 0.4%	Amount
United States Treasury Bills, 3/10/11^	$250,000	249,943

Total U.S. Treasury (Cost $249,943)		249,943

TOTAL INVESTMENTS (Cost $41,804,430) - 99.2%	59,931,277
Other assets and liabilities, net - 0.8%	504,101
net assets - 100%	$60,435,378

net assets consIst of:
Paid-in capital applicable to 1,983,995 shares of common stock outstanding; $0.10 par value, 20,000,000 shares authorized				$48,433,849
Undistributed net investment income				33,538
Accumulated net realized gain (loss) on investments				(6,157,470)
Net unrealized appreciation (depreciation) on investments				18,125,461

net assets				$60,435,378

net asset value Per share				$30.46

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini NASDAQ 100 Index^	21	3/11	$930,720	($1,386)

^   Futures collateralized by 250,000 units of U.S. Treasury Bills.

*   Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $2,738)	$401,764
Interest income	659
Total investment income	402,423

Expenses:
Investment advisory fee	144,355
Transfer agency fees and expenses	1,958
Accounting fees	6,682
Directors’ fees and expenses	5,820
Administrative fees	41,244
Custodian fees	18,961
Reports to shareholders	21,848
Professional fees	23,146
Contract services	14,671
Miscellaneous	652
Total expenses	279,337
Reimbursement from Advisor	(10,475)
Fees paid indirectly	(775)
Net expenses	268,087

net Investment Income	134,336

realIzed and unrealIzed gaIn (loss)
Net realized gain (loss) on:
Investments	943,168
Futures	20,709
963,877

Change in unrealized appreciation (depreciation) on:
Investments	8,982,516
Futures	(13,926)
8,968,590

net realIzed and unrealIzed gaIn
(loss)	9,932,467

Increase (decrease) In net assets
resultIng from oPeratIons	$10,066,803

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
Increase (decrease) In net assets	2010	2009
Operations:
Net investment income	$134,336	$19,540
Net realized gain (loss)	963,877	134,026
Change in unrealized appreciation (depreciation)	8,968,590	8,810,422

Increase (decrease) In net assets
resultIng from oPeratIons	10,066,803	8,963,988

Distributions to shareholders from:
Net investment income	(104,669)	(18,834)
Total distributions	(104,669)	(18,834)

Capital share transactions:
Shares sold	30,807,332	4,370,242
Reinvestment of distributions	104,679	18,834
Shares redeemed	(6,076,254)	(4,886,008)
Total capital share transactions	24,835,757	(496,932)

total Increase (decrease) In net assets	34,797,891	8,448,222

net assets
Beginning of year	25,637,487	17,189,265
End of year (including undistributed net investment income
of $33,538 and $3,871, respectively)	$60,435,378	$25,637,487

caPItal share actIvIty
Shares sold	1,203,922	219,980
Reinvestment of distributions	3,424	731
Shares redeemed	(228,213)	(249,786)
Total capital share activity	979,133	(29,075)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE A – SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP NASDAQ 100 Index Portfolio (the “Portfolio”), formerly known as Summit NAS-DAQ-100 Index Portfolio, a series of Calvert Variable Products, Inc. (the “Fund”), formerly known as Summit Mutual Funds, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Portfolio may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	valuatIon Inputs
Investments In securItIes	level 1	level 2	level 3	total
Equity Securities*	$58,150,727	—	—	$58,150,727
Exchange Traded Funds	1,530,607	—	—	1,530,607
U.S. Government Obligations	—	$249,943	—	249,943
TOTAL	$59,681,334	$249,943	—	$59,931,277

Other financial instruments**	($1,386)	—	—	($1,386)

*For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

**Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used for cash equitization.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company (“UNIFI”). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio’s average daily net assets. Under the terms of the agreement, $17,955 was payable at year end. In addition, $8,291 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .65%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $5,130 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $72 for the year ended December 31, 2010. Under terms of the agreement, $6 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $34,615,479 and $10,199,222, respectively.

CAPITAL LOSS CARRYFORWARD

expiration date
31-Dec-11	($231,064)
31-Dec-12	(139,726)
31-Dec-13	(1,358,042)
31-Dec-14	(708,047)
31-Dec-15	(697,707)
31-Dec-16	(2,318,532)

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$104,669	$18,834
Total	$104,669	$18,834

As of December 31, 2010 the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$18,235,136
Unrealized (depreciation)	(814,027)
Net unrealized appreciation/(depreciation)	$17,421,109

Undistributed ordinary income	$33,538
Capital loss carryforward	($5,453,118)
Federal income tax cost of investments	$42,510,168

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to expired capital losses.

Accumulated net realized gain (loss)	$ 2,617,490
Paid-in capital	(2,617,490)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$5,156	1.51%	$596,383	September 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

FINANCIAL HIGHLIGHTS

	years ended
	December 31,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$25.51	$16.63	$28.64
Income from investment operations:
Net investment income	.06	.02	.03
Net realized and unrealized gain (loss)	4.94	8.88	(12.01)
Total from investment operations	5.00	8.90	(11.98)
Distributions from:
Net investment income	(.05)	(.02)	(.03)
Total distributions	(.05)	(.02)	(.03)
Total increase (decrease) in net asset value	4.95	8.88	(12.01)
Net asset value, ending	$30.46	$25.51	$16.63

Total return*	19.61%	53.51%	(41.81%)
Ratios to average net assets: A
Net investment income	.33%	.09%	.06%
Total expenses	.68%	.74%	.80%
Expenses before offsets	.65%	.65%	.65%
Net expenses	.65%	.65%	.65%
Portfolio turnover	26%	10%	12%
Net assets, ending (in thousands)	$60,435	$25,637	$17,189

		years ended
		December 31,	December 31,
		2007	2006
Net asset value, beginning		$24.47	$22.97
Income from investment operations:
Net investment income (loss)		(.01)	.02
Net realized and unrealized gain (loss)		4.49	1.51
Total from investment operations		4.48	1.53
Distributions from:
Net investment income		***	(.03)
Return of capital		(.31)	—
Total distributions		(.31)	(.03)
Total increase (decrease) in net asset value		4.17	1.50
Net asset value, ending		$28.64	$24.47

Total return*		18.50%	6.67%
Ratios to average net assets: A
Net investment income (loss)		(.01%)	.05%
Total expenses		.71%	.76%
Expenses before offsets		.65%	.65%
Net expenses		.65%	.65%
Portfolio turnover		13%	8%
Net assets, ending (in thousands)		$32,822	$26,108

See notes to financial highlights.

A

Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*	Total return is not annualized for periods less than one year.
***	Amount is less than $0.005.

See notes to financial statements.

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affili-ates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-, three- and five-year periods ended June 30, 2010. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2010. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer universe and that total expenses (net of expense reimbursements) were above the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2010 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the

Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP Russell 2000 Small Cap

Index Portfolio

(formerly, Summit Russell 2000 Small Cap Index Portfolio)

Annual Report

December 31, 2010

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
52	Statement of Operations
53	Statements of Changes in Net Assets
54	Notes to Financial Statements
61	Financial Highlights
64	Explanation of Financial Tables
65	Proxy Voting
66	Availability of Quarterly Portfolio Holdings
66	Basis for Board’s Approval of Investment Advisory Contracts
70	Director and Officer Information Table

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the year ended December 31, 2010, Calvert VP Russell 2000 Small Cap Index Portfolio returned a solid 26.08% (Class I). Its benchmark, the Russell 2000 Index, returned 26.85% for the period. The portfolio’s relative underperformance was largely attributable to its operating expenses.

Investment clImate

Equity markets performed well in 2010, although pockets of turbulence disrupted performance throughout the year. After a strong start, turmoil in the Greek bond market caused global equity markets to falter. They rebounded quickly once European Union governments and the European Central Bank announced a bail-out for Greece and debt-purchase programs designed to support peripheral euro-zone countries. During late spring and throughout the summer months, equity markets in the United States languished as domestic economic activity slowed. Investors’ concerns about the stability European financial markets intensified as Portugal, Ireland, Italy, and Spain showed signs of weakness. By fall, the Federal Reserve announced its second round of quantitative easing (QE2), which helped propel equity markets to new highs for the year. In addition, economic growth appears to have accelerated during the second half of 2010, fueling the markets’ rise.

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO*

     Comparison of change in value of a hypothetical $10,000 investment.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.10)
	Class I	Class F
One year	26.08%	25.83%
Five year	3.86%	3.66%
Ten year	5.66%	5.44%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

PortfolIo strategy

As an index fund, the portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the Russell 2000 Index. The index includes approximately 2,000 small companies that have an average market capitalization of approximately $700 million. This is significantly smaller than the $20 billion average equity market capitalization of companies in the Standard & Poor’s (S&P) 500 Index. The Russell 2000 Index delivered strong returns for the year,

% of Total
Economic Sectors	Investments

Consumer Discretionary	13.7%
Consumer Staples	2.9%
Energy	6.2%
Exchange Traded Funds	1.4%
Financials	19.9%
Government	1.4%
Health Care	11.8%
Industrials	15.3%
Information Technology	18.1%
Materials	5.5%
Telecommunications Services	0.9%
Utilities	2.9%
Total	100%

both in absolute terms and relative to the S&P 500 Index.

Over the full year, the top-performing sectors of the Russell 2000 Index, including dividend reinvestment, were Information Technology (up 37.4%), Materials (up 33.5%), and Energy (up 33.0%).  The worst-performing sectors included Utilities (up 15.2%), Consumer Staples (up 17.8%), and Financials (up 20.7%).

At year-end, the Russell 2000 Index was most heavily invested in Financial (20.4%) and Information Technology (19.0%) companies. Other sectors of significant weight included Industrials (15.8%), Consumer Discretionary (13.4%), and Healthcare (12.5%). The portfolio had the lowest exposure to companies in the Telecommunication Services (1.0%) and Consumer Staples (2.9%) sectors.

The portfolio continued to meet its investment objective of closely tracking the total return of the Russell 2000 Index. The portfolio fully replicates the Russell 2000 Index, which means that it holds all of the stocks in the index. Market fluctuation, cash flows, and corporate actions may cause the portfolio to hold a slightly different weighting than the index. The Russell 2000 Index is not a mutual fund and direct investment in it is not possible. Unlike the index, the portfolio incurs operating expenses.  During 2010, the portfolio’s slight underperformance was largely attributable to these expenses.

Outlook

During 2011, we expect to see increased growth in the U.S. and in global economies. We also anticipate that corporate earnings generally will improve. Interest rates may increase modestly as the economy strengthens and the Fed’s second round of quantitative easing ends. Merger and acquisition (M&A) activity will likely increase during 2011, as an improved economic outlook, significant cash on corporate balance sheets, low interest rates, and relatively attractive valuation multiples combine to create an attractive environment for M&A activity. Riskier assets, including equities and lower-rated bonds, may outperform in this environment, continuing the trend that began in 2009.

The equity market will face challenges during the year. Weakness in Europe is likely to persist into 2011, which may negatively affect companies that depend on European markets. Chronically high unemployment in the United States, as well as growing budget deficits at the federal, state, and local levels, may limit domestic economic growth. Finally, the possibility of rising interest rates may negatively affect price-to-earnings multiples in the equity markets.

January 2011

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	DurIng Period*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Class I
Actual	$1,000.00	$1,289.60	$4.04

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.68	$3.57

Class F
Actual	$1,000.00	$1,288.20	$5.25

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.62	$4.63

* Expenses are equal to the Fund’s annualized expense ratio of 0.70% and 0.91%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Russell 2000 Small Cap Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Russell 2000 Small Cap Index Portfolio (formerly, the Summit Russell 2000 Small Cap Index Portfolio) (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Russell 2000 Small Cap Index Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania
February 25, 2011

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

EQUITY SECURITIES - 96.8%	shares	value
Aerospace & Defense - 1.8%
AAR Corp.*	4,051	$111,281
Aerovironment, Inc.*	1,717	46,067
American Science & Engineering, Inc.	934	79,605
Applied Energetics, Inc.*	7,194	6,121
Applied Signal Technology, Inc.	1,235	46,794
Astronics Corp.*	970	20,370
Ceradyne, Inc.*	2,640	83,239
Cubic Corp.	1,634	77,043
Curtiss-Wright Corp.	4,761	158,065
DigitalGlobe, Inc.*	2,863	90,786
Ducommun, Inc.	1,087	23,675
Esterline Technologies Corp.*	3,096	212,355
GenCorp, Inc.*	6,073	31,397
GeoEye, Inc.*	2,291	97,115
Global Defense Technology & Systems, Inc.*	320	5,395
HEICO Corp.	3,046	155,437
Herley Industries, Inc.*	1,409	24,404
Hexcel Corp.*	10,074	182,239
Keyw Holding Corp.*	1,077	15,800
Kratos Defense & Security Solutions, Inc.*	1,876	24,707
Ladish Co., Inc.*	1,630	79,234
LMI Aerospace, Inc.*	916	14,647
Moog, Inc.*	4,710	187,458
National Presto Industries, Inc.	497	64,615
Orbital Sciences Corp.*	5,982	102,472
Taser International, Inc.*	5,806	27,288
Teledyne Technologies, Inc.*	3,761	165,371
Triumph Group, Inc.	1,732	154,858
		2,287,838

Air Freight & Logistics - 0.4%
Air Transport Services Group, Inc.*	5,621	44,406
Atlas Air Worldwide Holdings, Inc.*	2,681	149,680
Dynamex, Inc.*	1,010	25,008
Forward Air Corp.	3,008	85,367
HUB Group, Inc.*	3,878	136,273
Pacer International, Inc.*	3,629	24,822
Park-Ohio Holdings Corp.*	726	15,181
		480,737

Airlines - 0.7%
Airtran Holdings, Inc.*	14,043	103,778
Alaska Air Group, Inc.*	3,713	210,490
Allegiant Travel Co.	1,577	77,651
Hawaiian Holdings, Inc.*	5,374	42,132
JetBlue Airways Corp.*	25,331	167,438
Pinnacle Airlines Corp.*	1,723	13,612

EQUITY SECURITIES - CONT’D	shares	value
Airlines - Cont’d
Republic Airways Holdings, Inc.*	4,602	$33,687
Skywest, Inc.	5,807	90,705
US Airways Group, Inc.*	16,745	167,617
		907,110

Auto Components - 0.9%
American Axle & Manufacturing Holdings, Inc.*	6,230	80,118
Amerigon, Inc.*	2,243	24,404
Cooper Tire & Rubber Co.	6,357	149,898
Dana Holding Corp.*	14,533	250,113
Dorman Products, Inc.*	1,175	42,582
Drew Industries, Inc.	1,976	44,895
Exide Technologies*	7,847	73,840
Fuel Systems Solutions, Inc.*	1,481	43,512
Modine Manufacturing Co.*	4,803	74,446
Shiloh Industries, Inc.	483	5,772
Spartan Motors, Inc.	3,414	20,791
Standard Motor Products, Inc	1,820	24,934
Stoneridge, Inc.*	1,588	25,075
Superior Industries International, Inc.	2,400	50,928
Tenneco, Inc.*	6,201	255,233
Tower International, Inc.*	681	12,047
		1,178,588

Automobiles - 0.0%
Winnebago Industries, Inc.*	3,020	45,904

Beverages - 0.2%
Boston Beer Co., Inc.*	897	85,296
Coca Cola Bottling Co. Consolidated	436	24,233
Heckmann Corp.*	9,213	46,341
MGP Ingredients, Inc.	1,018	11,239
National Beverage Corp.	1,154	15,164
Primo Water Corp.*	983	13,968
		196,241

Biotechnology - 3.2%
Acorda Therapeutics, Inc.*	4,020	109,585
Affymax, Inc.*	2,134	14,191
Alkermes, Inc.*	9,850	120,958
Allos Therapeutics, Inc.*	8,161	37,622
Alnylam Pharmaceuticals, Inc.*	3,781	37,281
AMAG Pharmaceuticals, Inc.*	2,181	39,476
Anacor Pharmaceuticals, Inc.*	1,231	6,610
Anthera Pharmaceuticals, Inc.*	532	2,596
Arena Pharmaceuticals, Inc.*	11,560	19,883
Ariad Pharmaceuticals, Inc.*	13,120	66,912
Arqule, Inc.*	4,310	25,300
Array Biopharma, Inc.*	5,513	16,484
AspenBio Pharma, Inc.*	3,313	1,999
AVEO Pharmaceuticals, Inc.*	860	12,573
AVI BioPharma, Inc.*	10,243	21,715

EQUITY SECURITIES - CONT’D	shares	value
Biotechnology - Cont’d
BioCryst Pharmaceuticals, Inc.*	2,679	$13,850
Biosante Pharmaceuticals, Inc.*	5,908	9,689
Biospecifics Technologies Corp.*	285	7,296
Biotime, Inc.*	1,975	16,452
Celera Corp.*	8,512	53,626
Celldex Therapeutics, Inc.*	2,949	12,150
Cepheid, Inc.*	6,168	140,322
Chelsea Therapeutics International Ltd.*	3,272	24,540
Clinical Data, Inc.*	1,024	16,292
Codexis, Inc.*	1,105	11,715
Cubist Pharmaceuticals, Inc.*	6,063	129,748
Curis, Inc.*	7,891	15,624
Cytokinetics, Inc.*	4,820	10,074
Cytori Therapeutics, Inc.*	4,706	24,424
CytRx Corp.*	10,126	10,227
Dyax Corp.*	9,064	19,397
Dynavax Technologies Corp.*	9,092	29,094
Emergent Biosolutions, Inc.*	1,965	46,099
Enzon Pharmaceuticals, Inc.*	5,142	62,578
Exact Sciences Corp.*	4,370	26,133
Exelixis, Inc.*	11,273	92,551
Genomic Health, Inc.*	1,298	27,764
Geron Corp.*	12,593	65,106
Halozyme Therapeutics, Inc.*	7,451	59,012
Idenix Pharmaceuticals, Inc.*	3,312	16,693
Immunogen, Inc.*	7,035	65,144
Immunomedics, Inc.*	6,814	24,394
Incyte Corp. Ltd.*	9,130	151,193
Infinity Pharmaceuticals, Inc.*	1,415	8,391
Inhibitex, Inc.*	4,564	11,866
Inovio Pharmaceuticals, Inc.*	7,441	8,557
InterMune, Inc.*	4,719	171,772
Ironwood Pharmaceuticals, Inc.*	1,791	18,537
Isis Pharmaceuticals, Inc.*	9,773	98,903
Keryx Biopharmaceuticals, Inc.*	4,735	21,686
Lexicon Pharmaceuticals, Inc.*	18,346	26,418
Ligand Pharmaceuticals, Inc., Class B*	2,034	18,143
MannKind Corp.*	6,396	51,552
Martek Biosciences Corp.*	3,458	108,235
Maxygen, Inc.	2,883	11,330
Medivation, Inc.*	3,530	53,550
Metabolix, Inc.*	2,775	33,772
Micromet, Inc.*	9,399	76,320
Momenta Pharmaceuticals, Inc.*	4,571	68,428
Nabi Biopharmaceuticals*	4,647	26,906
Nanosphere, Inc.*	1,028	4,482
Neuralstem, Inc.*	3,920	8,310
Neurocrine Biosciences, Inc.*	4,548	34,747
NeurogesX, Inc.*	816	5,190
Novavax, Inc.*	7,851	19,078
NPS Pharmaceuticals, Inc.*	6,929	54,739
Nymox Pharmaceutical Corp.*	1,718	12,095

EQUITY SECURITIES - CONT’D	shares	value
Biotechnology - Cont’d
Omeros Corp.*	1,739	$14,329
Onyx Pharmaceuticals, Inc.*	6,503	239,766
Opko Health, Inc.*	8,218	30,160
Orexigen Therapeutics, Inc.*	3,152	25,468
Osiris Therapeutics, Inc.*	1,745	13,594
PDL BioPharma, Inc.	14,375	89,556
Peregrine Pharmaceuticals, Inc.*	4,774	10,980
Pharmacyclics, Inc.*	4,424	26,898
Pharmasset, Inc.*	3,043	132,097
Progenics Pharmaceuticals, Inc.*	2,933	16,014
Rigel Pharmaceuticals, Inc.*	5,395	40,624
Sangamo Biosciences, Inc.*	4,682	31,089
Savient Pharmaceuticals, Inc.*	7,009	78,080
Sciclone Pharmaceuticals, Inc.*	3,868	16,168
Seattle Genetics, Inc.*	8,679	129,751
SIGA Technologies, Inc.*	3,504	49,056
Spectrum Pharmaceuticals, Inc.*	4,593	31,554
StemCells, Inc.*	12,425	13,419
Synta Pharmaceuticals Corp.*	1,334	8,164
Targacept, Inc.*	2,475	65,589
Theravance, Inc.*	6,487	162,629
Transcept Pharmaceuticals, Inc.*	497	3,678
Vanda Pharmaceuticals, Inc.*	2,587	24,473
Vical, Inc.*	7,213	14,570
Zalicus, Inc.*	6,101	9,640
ZIOPHARM Oncology, Inc.*	4,532	21,119
Zogenix, Inc.*	704	3,992
		3,969,836

Building Products - 0.6%
A.O. Smith Corp.	3,772	143,638
AAON, Inc.	1,283	36,194
Ameresco, Inc.*	926	13,297
American Woodmark Corp.	938	23,019
Ameron International Corp.	957	73,086
Apogee Enterprises, Inc.	2,915	39,265
Builders FirstSource, Inc.*	4,708	9,275
Gibraltar Industries, Inc.*	3,141	42,623
Griffon Corp.*	4,649	59,228
Insteel Industries, Inc.	1,631	20,371
NCI Building Systems, Inc.*	1,877	26,259
PGT, Inc.*	1,782	4,366
Quanex Building Products Corp.	3,930	74,552
Simpson Manufacturing Co., Inc.	4,087	126,329
Trex Co., Inc.*	1,604	38,432
Universal Forest Products, Inc.	2,010	78,189
		808,123

Capital Markets - 2.1%
American Capital Ltd.*	35,263	266,588
Apollo Investment Corp.	20,126	222,795
Arlington Asset Investment Corp.	625	14,994

EQUITY SECURITIES - CONT’D	shares	value
Capital Markets - Cont’d
Artio Global Investors, Inc.	2,882	$42,509
BGC Partners, Inc.	5,291	43,968
BlackRock Kelso Capital Corp.	7,341	81,191
Calamos Asset Management, Inc.	1,999	27,986
Capital Southwest Corp.	264	27,403
Cohen & Steers, Inc.	1,812	47,293
Cowen Group, Inc.*	3,360	15,658
Diamond Hill Investment Group, Inc.	250	18,085
Duff & Phelps Corp.	2,831	47,731
E*Trade Financial Corp.*	0	6
Epoch Holding Corp.	1,224	19,009
Evercore Partners, Inc.	1,625	55,250
FBR Capital Markets Corp.*	4,878	18,634
Fifth Street Finance Corp.	5,601	67,996
Financial Engines, Inc.*	1,197	23,736
GAMCO Investors, Inc.	719	34,519
GFI Group, Inc.	6,892	32,323
Gladstone Capital Corp.	2,184	25,160
Gladstone Investment Corp.	2,292	17,534
Gleacher & Co., Inc.*	7,221	17,114
Golub Capital BDC, Inc.	687	11,761
Harris & Harris Group, Inc.*	3,204	14,033
Hercules Technology Growth Capital, Inc.	3,763	38,985
HFF, Inc.*	1,769	17,088
International Assets Holding Corp.*	1,181	27,872
Internet Capital Group, Inc.*	3,783	53,794
Investment Technology Group, Inc.*	4,524	74,058
JMP Group, Inc.	1,155	8,813
Kayne Anderson Energy Development Co.	1,060	19,091
KBW, Inc.	3,682	102,801
Knight Capital Group, Inc.*	9,812	135,307
LaBranche & Co., Inc.*	3,286	11,830
Ladenburg Thalmann Financial Services, Inc.*	8,462	9,900
Main Street Capital Corp.	1,524	27,722
MCG Capital Corp.	7,948	55,398
Medallion Financial Corp.	1,184	9,709
MF Global Holdings Ltd.*	11,860	99,150
MVC Capital, Inc.	2,522	36,821
NGP Capital Resources Co.	2,245	20,654
Oppenheimer Holdings, Inc.	932	24,428
optionsXpress Holdings, Inc.	4,385	68,713
PennantPark Investment Corp.	3,276	40,098
Penson Worldwide, Inc.*	2,122	10,377
Piper Jaffray Co.’s*	1,598	55,946
Prospect Capital Corp.	8,150	88,020
Pzena Investment Management, Inc.	491	3,609
Rodman & Renshaw Capital Group, Inc.*	1,479	3,964
Safeguard Scientifics, Inc.*	1,902	32,486
Sanders Morris Harris Group, Inc.	2,158	15,645
Solar Capital Ltd.	596	14,769
Stifel Financial Corp.*	3,542	219,746

EQUITY SECURITIES - CONT’D	shares	value
Capital Markets - Cont’d
SWS Group, Inc.	2,652	$13,393
THL Credit, Inc.	836	10,876
TICC Capital Corp.	2,790	31,276
TradeStation Group, Inc.*	3,790	25,582
Triangle Capital Corp.	1,246	23,674
Virtus Investment Partners, Inc.*	434	19,691
Westwood Holdings Group, Inc.	603	24,096
		2,668,658

Chemicals - 2.4%
American Vanguard Corp.	2,111	18,028
Arch Chemicals, Inc.	2,346	88,984
Balchem Corp.	2,927	98,962
Calgon Carbon Corp.*	5,832	88,180
Ferro Corp.*	8,942	130,911
Georgia Gulf Corp.*	3,501	84,234
H.B. Fuller Co.	5,078	104,200
Hawkins, Inc.	899	39,916
Innophos Holdings, Inc.	2,223	80,206
KMG Chemicals, Inc.	568	9,412
Koppers Holdings, Inc.	2,133	76,319
Kraton Performance Polymers, Inc.*	1,042	32,250
Landec Corp.*	2,742	16,397
LSB Industries, Inc.*	1,588	38,525
Minerals Technologies, Inc.	1,951	127,615
NewMarket Corp.	1,072	132,253
NL Industries, Inc.	532	5,937
Olin Corp.	8,188	168,018
OM Group, Inc.*	3,204	123,386
Omnova Solutions, Inc.*	4,634	38,740
PolyOne Corp.*	9,630	120,279
Quaker Chemical Corp.	1,157	48,212
Rockwood Holdings, Inc.*	5,410	211,639
Schulman A, Inc.	3,269	74,827
Senomyx, Inc.*	3,582	25,540
Sensient Technologies Corp	5,140	188,792
Solutia, Inc.*	12,599	290,785
Spartech Corp.*	3,208	30,027
Stepan Co.	809	61,702
STR Holdings, Inc.*	2,945	58,900
TPC Group, Inc.*	733	22,224
Westlake Chemical Corp.	2,040	88,679
WR Grace & Co.*	7,546	265,091
Zep, Inc.	2,252	44,770
Zoltek Co.’s, Inc.*	2,577	29,764
		3,063,704

Commercial Banks - 5.5%
1st Source Corp.	1,417	28,680
1st United Bancorp, Inc.*	2,033	14,048
Alliance Financial Corp.	484	15,657

EQUITY SECURITIES - CONT’D	shares	value
Commercial Banks - Cont’d
American National Bankshares, Inc.	635	$14,954
Ameris Bancorp*	2,453	25,855
Ames National Corp.	756	16,383
Arrow Financial Corp.	902	24,814
Bancfirst Corp.	651	26,815
Banco Latinoamericano de Exportaciones SA	2,860	52,796
Bancorp Rhode Island, Inc	288	8,378
Bancorp, Inc.*	2,092	21,276
Bank of Marin Bancorp	545	19,075
Bank of the Ozarks, Inc.	1,356	58,783
Boston Private Financial Holdings, Inc.	7,188	47,081
Bridge Bancorp, Inc.	653	16,096
Bryn Mawr Bank Corp.	1,004	17,520
Camden National Corp.	710	25,723
Capital City Bank Group, Inc.	1,232	15,523
Cardinal Financial Corp.	2,982	34,681
Cathay General Bancorp	8,151	136,122
Center Financial Corp.*	3,295	24,976
Centerstate Banks of Florida, Inc.	2,552	20,212
Century Bancorp, Inc.	277	7,421
Chemical Financial Corp.	2,535	56,150
Citizens & Northern Corp.	1,125	16,719
Citizens Republic Bancorp, Inc.*	40,948	25,183
City Holding Co.	1,638	59,345
CNB Financial Corp.	1,282	18,986
CoBiz Financial, Inc.	2,995	18,210
Columbia Banking System, Inc.	4,078	85,883
Community Bank System, Inc.	3,439	95,501
Community Trust Bancorp, Inc.	1,419	41,094
CVB Financial Corp.	9,325	80,848
Danvers Bancorp, Inc.	1,956	34,563
Eagle Bancorp, Inc.*	1,706	24,618
Encore Bancshares, Inc.*	745	7,644
Enterprise Financial Services Corp.	1,378	14,414
Financial Institutions, Inc.	1,134	21,512
First Bancorp (North Carolina)	1,553	23,776
First Bancorp (Puerto Rico)*	31,345	14,419
First Bancorp, Inc. (Maine)	691	10,911
First Busey Corp.	4,852	22,804
First Commonwealth Financial Corp.	10,751	76,117
First Community Bancshares, Inc.	1,464	21,872
First Financial Bancorp	6,006	110,991
First Financial Bankshares, Inc.	2,164	110,754
First Financial Corp.	1,151	40,446
First Interstate Bancsystem, Inc.	1,151	17,541
First Merchants Corp.	2,368	20,980
First Midwest Bancorp, Inc.	7,688	88,566
First of Long Island Corp.	601	17,375
First South Bancorp, Inc.	641	4,147
FirstMerit Corp.	11,188	221,411
FNB Corp.	11,878	116,642
German American Bancorp, Inc.	1,152	21,214

EQUITY SECURITIES - CONT’D	shares	value
Commercial Banks - Cont’d
Glacier Bancorp, Inc.	7,466	$112,811
Great Southern Bancorp, Inc.	940	22,175
Green Bankshares, Inc.*	1,097	3,510
Hancock Holding Co.	3,028	105,556
Hanmi Financial Corp.*	9,549	10,981
Heartland Financial USA, Inc	1,357	23,693
Heritage Financial Corp.*	1,020	14,198
Home Bancorp, Inc.*	705	9,743
Home Bancshares, Inc.	2,279	50,206
Hudson Valley Holding Corp.	1,215	30,083
IBERIABANK Corp.	2,777	164,204
Independent Bank Corp.	2,199	59,483
International Bancshares Corp.	5,508	110,325
Investors Bancorp, Inc.*	4,986	65,416
Lakeland Bancorp, Inc.	2,133	23,399
Lakeland Financial Corp.	1,672	35,881
MainSource Financial Group, Inc.	2,090	21,757
MB Financial, Inc.	5,497	95,208
Merchants Bancshares, Inc.	377	10,390
Metro Bancorp, Inc.*	1,253	13,796
Midsouth Bancorp, Inc.	777	11,935
MidWestOne Financial Group, Inc.	640	9,670
Nara Bancorp, Inc.*	3,522	34,586
National Bankshares, Inc.	719	22,641
National Penn Bancshares, Inc.:
Common Stock	13,084	105,065
Fractional Shares (b)*	25,000	5
NBT Bancorp, Inc.	3,577	86,385
Northfield Bancorp, Inc.	1,864	24,828
Old National Bancorp	9,049	107,593
OmniAmerican Bancorp, Inc.*	1,235	16,734
Oriental Financial Group, Inc.	5,030	62,825
Orrstown Financial Services, Inc.	623	17,076
Pacific Continental Corp.	1,909	19,205
PacWest Bancorp	3,189	68,181
Park National Corp.	1,296	94,180
Peapack Gladstone Financial Corp.	695	9,070
Penns Woods Bancorp, Inc.	303	12,059
Peoples Bancorp, Inc.	1,091	17,074
Pinnacle Financial Partners, Inc.*	3,463	47,028
Porter Bancorp, Inc.	232	2,392
PrivateBancorp, Inc.	5,399	77,638
Prosperity Bancshares, Inc.	4,840	190,115
Renasant Corp.	2,564	43,357
Republic Bancorp, Inc.	1,015	24,106
S&T Bancorp, Inc.	2,570	58,056
Sandy Spring Bancorp, Inc.	2,490	45,891
SCBT Financial Corp.	1,325	43,394
Sierra Bancorp	987	10,591
Signature Bank*	4,245	212,250
Simmons First National Corp.	1,784	50,844
Southside Bancshares, Inc.	1,639	34,541

EQUITY SECURITIES - CONT’D	shares	value
Commercial Banks - Cont’d
Southwest Bancorp, Inc.*	2,012	$24,949
State Bancorp, Inc.	1,725	15,956
StellarOne Corp.	2,371	34,474
Sterling BanCorp.	2,786	29,169
Sterling Bancshares, Inc.	9,519	66,823
Suffolk Bancorp	896	22,113
Susquehanna Bancshares, Inc.	13,460	130,293
SVB Financial Group*	4,333	229,866
SY Bancorp, Inc.	1,229	30,172
Taylor Capital Group, Inc.*	889	11,690
Texas Capital Bancshares, Inc.*	3,793	80,677
Tompkins Financial Corp.	820	32,111
Tower Bancorp, Inc.	521	11,483
TowneBank	2,439	38,756
TriCo Bancshares	1,295	20,914
Trustmark Corp.	6,631	164,714
UMB Financial Corp.	3,293	136,396
Umpqua Holdings Corp.	11,889	144,808
Union First Market Bankshares Corp.	1,985	29,338
United Bankshares, Inc.	4,030	117,676
United Community Banks, Inc.*	9,783	19,077
Univest Corp. of Pennsylvania	1,722	33,011
Virginia Commerce Bancorp, Inc.*	1,862	11,507
Washington Banking Co.	1,588	21,771
Washington Trust Bancorp, Inc.	1,465	32,054
Webster Financial Corp.	6,779	133,546
WesBanco, Inc.	2,394	45,390
West Bancorporation, Inc.	1,387	10,805
West Coast Bancorp*	8,697	24,526
Westamerica Bancorporation	3,044	168,851
Western Alliance Bancorp*	6,105	44,933
Whitney Holding Corp.	10,015	141,712
Wilshire Bancorp, Inc.	2,023	15,415
Wintrust Financial Corp.	3,553	117,356
		6,947,967

Commercial Services & Supplies - 2.4%
ABM Industries, Inc.	5,390	141,757
ACCO Brands Corp.*	5,689	48,470
American Reprographics Co.*	3,819	28,986
APAC Customer Services, Inc.*	2,952	17,919
Brink’s Co.	4,973	133,674
Casella Waste Systems, Inc.*	2,315	16,413
Cenveo, Inc.*	5,712	30,502
Clean Harbors, Inc.*	2,395	201,372
Compx International, Inc.	107	1,231
Consolidated Graphics, Inc.*	967	46,832
Courier Corp.	1,060	16,451
Deluxe Corp.	5,330	122,697
EnergySolutions, Inc.	9,188	51,177
EnerNOC, Inc.*	2,044	48,872
Ennis, Inc.	2,688	45,965

EQUITY SECURITIES - CONT’D	shares	value
Commercial Services & Supplies - Cont’d
Fuel Tech, Inc.*	1,855	$18,012
G&K Services, Inc.	1,927	59,564
GEO Group, Inc.:
Common Stock*	6,297	155,284
Escrow (b)*	100,000	12
Healthcare Services Group, Inc.	6,817	110,913
Herman Miller, Inc.	5,913	149,599
Higher One Holdings, Inc.*	1,102	22,293
HNI Corp.	4,694	146,453
Innerworkings, Inc.*	2,465	16,146
Interface, Inc.	5,240	82,006
Kimball International, Inc., Class B	3,252	22,439
Knoll, Inc.	4,879	81,626
M&F Worldwide Corp.*	1,102	25,456
Mcgrath Rentcorp	2,483	65,104
Metalico, Inc.*	3,896	22,908
Mine Safety Appliances Co.	2,755	85,763
Mobile Mini, Inc.*	3,776	74,349
Multi-Color Corp.	1,079	20,997
Rollins, Inc.	6,683	131,979
Schawk, Inc.	1,200	24,696
Standard Parking Corp.*	1,439	27,183
Standard Register Co.	1,196	4,078
Steelcase, Inc.	7,952	84,053
SYKES Enterprises, Inc.*	4,285	86,814
Team, Inc.*	1,759	42,568
Tetra Tech, Inc.*	6,407	160,559
Unifirst Corp.	1,463	80,538
United Stationers, Inc.*	2,512	160,291
US Ecology, Inc.	1,699	29,529
Viad Corp.	2,132	54,302
		2,997,832

Communications Equipment - 2.9%
Acme Packet, Inc.*	4,545	241,612
Adtran, Inc.	6,453	233,663
Anaren, Inc.*	1,364	28,439
Arris Group, Inc.*	13,166	147,723
Aruba Networks, Inc.*	7,994	166,915
Aviat Networks, Inc.*	5,538	28,078
Bel Fuse, Inc., Class B	968	23,135
BigBand Networks, Inc.*	4,631	12,967
Black Box Corp.	1,822	69,764
Blue Coat Systems, Inc.*	4,320	129,038
Calix, Inc.*	689	11,644
Comtech Telecommunications Corp.	2,960	82,081
DG FastChannel, Inc.*	2,600	75,088
Digi International, Inc.*	2,313	25,674
EMS Technologies, Inc.*	1,420	28,088
Emulex Corp.*	8,921	104,019
Extreme Networks*	9,344	28,873
Finisar Corp.*	7,820	232,176

EQUITY SECURITIES - CONT’D	shares	value
Communications Equipment - Cont’d
Globecomm Systems, Inc.*	2,226	$22,260
Harmonic, Inc.*	11,574	99,189
Infinera Corp.*	9,129	94,303
InterDigital, Inc.*	4,565	190,087
Ixia*	3,392	56,918
KVH Industries, Inc.*	1,491	17,817
Loral Space & Communications, Inc.*	1,120	85,680
Meru Networks, Inc.*	500	7,710
Netgear, Inc.*	3,655	123,100
Network Engines, Inc.*	3,343	5,081
Network Equipment Technologies, Inc.*	3,119	14,441
Occam Networks, Inc.*	1,165	10,101
Oclaro, Inc.*	5,127	67,420
Oplink Communications, Inc.*	2,178	40,228
Opnext, Inc.*	4,498	7,916
PC-Tel, Inc.*	1,456	8,736
Plantronics, Inc.	5,010	186,472
Powerwave Technologies, Inc.*	13,780	35,001
Riverbed Technology, Inc.*	13,094	460,516
Seachange International, Inc.*	2,890	24,711
ShoreTel, Inc.*	4,177	32,622
Sonus Networks, Inc.*	21,614	57,709
Sycamore Networks, Inc.	2,004	41,262
Symmetricom, Inc.*	4,071	28,863
Tekelec*	7,093	84,478
Utstarcom, Inc.*	12,138	25,004
Viasat, Inc.*	3,444	152,948
		3,649,550

Computers & Peripherals - 0.7%
Avid Technology, Inc.*	3,016	52,659
Compellent Technologies, Inc.*	2,372	65,444
Cray, Inc.*	3,293	23,545
Electronics for Imaging, Inc.*	4,701	67,271
Hutchinson Technology, Inc.*	2,168	8,043
Hypercom Corp.*	4,276	35,790
Imation Corp.*	3,091	31,868
Immersion Corp.*	2,323	15,587
Intermec, Inc.*	5,073	64,224
Intevac, Inc.*	2,067	28,959
Novatel Wireless, Inc.*	2,900	27,695
Presstek, Inc.*	2,546	5,652
Quantum Corp.*	22,250	82,770
Rimage Corp.*	986	14,701
Silicon Graphics International Corp.*	3,184	28,752
STEC, Inc.*	4,229	74,642
Stratasys, Inc.*	2,129	69,491
Super Micro Computer, Inc.*	2,536	29,265
Synaptics, Inc.*	3,517	103,330
Xyratex Ltd.*	3,129	51,034
		880,722

EQUITY SECURITIES - CONT’D	shares	value
Construction & Engineering - 0.8%
Argan, Inc.*	585	$5,423
Comfort Systems USA, Inc.	3,947	51,982
Dycom Industries, Inc.*	3,633	53,587
EMCOR Group, Inc.*	6,884	199,498
Furmanite Corp.*	3,814	26,355
Granite Construction, Inc.	3,621	99,324
Great Lakes Dredge & Dock Corp.	6,080	44,810
Insituform Technologies, Inc.*	4,073	107,975
Layne Christensen Co.*	2,030	69,872
MasTec, Inc.*	5,503	80,289
Michael Baker Corp.*	821	25,533
MYR Group, Inc.*	2,064	43,344
Northwest Pipe Co.*	959	23,045
Orion Marine Group, Inc.*	2,790	32,364
Pike Electric Corp.*	1,702	14,603
Primoris Services Corp.	1,880	17,935
Sterling Construction Co., Inc.*	1,494	19,482
Tutor Perini Corp.	2,770	59,306
		974,727

Construction Materials - 0.1%
Headwaters, Inc.*	6,267	28,703
Texas Industries, Inc.	2,159	98,839
United States Lime & Minerals, Inc.*	269	11,333
		138,875

Consumer Finance - 0.6%
Advance America Cash Advance Centers, Inc.	5,101	28,770
Cash America International, Inc.	3,067	113,264
CompuCredit Holdings Corp.*	1,284	8,962
Credit Acceptance Corp.*	580	36,407
Dollar Financial Corp.*	2,526	72,319
Ezcorp, Inc.*	4,793	130,034
First Cash Financial Services, Inc.*	3,127	96,906
First Marblehead Corp.*	5,748	12,473
Nelnet, Inc.	2,740	64,911
Netspend Holdings, Inc.*	3,113	39,909
Student Loan Corp.	371	12,035
World Acceptance Corp.*	1,704	89,971
		705,961

Containers & Packaging - 0.5%
AEP Industries, Inc.*	367	9,524
Boise, Inc.	7,277	57,707
Graham Packaging Co., Inc.*	1,590	20,733
Graphic Packaging Holding Co.*	11,654	45,334
Myers Industries, Inc.	3,665	35,697
Rock-Tenn Co.	4,043	218,120
Silgan Holdings, Inc.	5,603	200,643
		587,758

EQUITY SECURITIES - CONT’D	shares	value
Distributors - 0.1%
Audiovox Corp.*	1,390	$11,996
Core-Mark Holding Co., Inc.*	1,111	39,541
Pool Corp.	5,143	115,923
Weyco Group, Inc.	737	18,049
		185,509

Diversified Consumer Services - 1.1%
American Public Education, Inc.*	1,908	71,054
Archipelago Learning, Inc.*	1,088	10,673
Bridgepoint Education, Inc.*	2,023	38,437
Cambium Learning Group, Inc.*	1,538	5,291
Capella Education Co.*	1,741	115,916
Coinstar, Inc.*	3,293	185,857
Corinthian Colleges, Inc.*	9,149	47,666
CPI Corp.	543	12,245
Grand Canyon Education, Inc.*	3,217	63,021
K12, Inc.*	2,607	74,717
Learning Tree International, Inc.	519	4,962
Lincoln Educational Services Corp.	1,706	26,460
Mac-Gray Corp.	1,212	18,119
Matthews International Corp.	3,136	109,697
National American University Holdings, Inc.	724	5,314
Pre-Paid Legal Services, Inc.*	779	46,935
Princeton Review, Inc.*	1,065	1,257
Regis Corp.	5,963	98,986
Sotheby’s	6,959	313,155
Steiner Leisure Ltd.*	1,539	71,871
Stewart Enterprises, Inc	8,450	56,530
Universal Technical Institute, Inc.	2,185	48,114
		1,426,277

Diversified Financial Services - 0.5%
Asset Acceptance Capital Corp.*	1,189	7,051
Asta Funding, Inc.	981	7,946
California First National Bancorp	145	2,092
Compass Diversified Holdings LLC	3,739	66,143
Encore Capital Group, Inc.*	1,293	30,321
Life Partners Holdings, Inc.	758	14,500
MarketAxess Holdings, Inc.	2,869	59,704
Marlin Business Services Corp.*	795	10,057
NewStar Financial, Inc.*	2,898	30,632
PHH Corp.*	5,754	133,205
Pico Holdings, Inc.*	2,346	74,603
Portfolio Recovery Associates, Inc.*	1,761	132,427
Primus Guaranty Ltd.*	1,277	6,487
		575,168

Diversified Telecommunication Services - 0.6%
AboveNet, Inc.	2,337	136,621
Alaska Communications Systems Group, Inc.	4,627	51,360
Atlantic Tele-Network, Inc.	967	37,075

EQUITY SECURITIES - CONT’D	shares	value
Diversified Telecommunication Services - Cont’d
Cbeyond, Inc.*	2,783	$42,524
Cincinnati Bell, Inc.*	20,883	58,472
Cogent Communications Group, Inc.*	4,657	65,850
Consolidated Communications Holdings, Inc.	2,585	49,891
General Communication, Inc.*	4,242	53,704
Global Crossing Ltd.*	3,130	40,440
Globalstar, Inc.*	6,474	9,387
Hughes Communications, Inc.*	925	37,407
IDT Corp., Class B	1,313	33,678
Iridium Communications, Inc.*	3,537	29,180
Neutral Tandem, Inc.*	3,430	49,529
PAETEC Holding Corp.*	13,071	48,886
Premiere Global Services, Inc.*	6,232	42,378
Vonage Holdings Corp.*	9,764	21,871
		808,253

Electric Utilities - 1.2%
Allete, Inc.	3,228	120,275
Central Vermont Public Service Corp.	1,112	24,308
Cleco Corp.	6,300	193,788
El Paso Electric Co.*	4,543	125,069
Empire District Electric Co.	4,167	92,507
IDACORP, Inc.	4,993	184,641
MGE Energy, Inc.	2,399	102,581
Otter Tail Corp.	3,730	84,074
PNM Resources, Inc.	8,999	117,167
Portland General Electric Co.	7,815	169,587
UIL Holdings Corp.	5,188	155,432
Unisource Energy Corp.	3,745	134,221
Unitil Corp.	1,008	22,922
		1,526,572

Electrical Equipment - 2.0%
A123 Systems, Inc.*	7,540	71,932
Acuity Brands, Inc.	4,515	260,380
Advanced Battery Technologies, Inc.*	6,131	23,604
American Superconductor Corp.*	5,237	149,726
AZZ, Inc.	1,289	51,573
Baldor Electric Co.	4,861	306,438
Belden, Inc.	4,854	178,724
Brady Corp.	5,070	165,333
Broadwind Energy, Inc.*	8,589	19,841
Capstone Turbine Corp.*	22,313	21,416
Coleman Cable, Inc.*	735	4,616
Encore Wire Corp.	1,921	48,179
Ener1, Inc.*	5,656	21,436
EnerSys*	5,011	160,953
Franklin Electric Co., Inc.	2,414	93,953
FuelCell Energy, Inc.*	9,565	22,095
Generac Holdings, Inc.*	2,005	32,421
GrafTech International Ltd.*	12,501	248,020
Hoku Corp.*	1,588	4,192

EQUITY SECURITIES - CONT’D	shares	value
Electrical Equipment - Cont’d
II-VI, Inc.*	2,604	$120,721
LaBarge, Inc.*	1,291	20,282
LSI Industries, Inc.	1,507	12,749
Polypore International, Inc.*	2,259	92,009
Powell Industries, Inc.*	917	30,151
PowerSecure International, Inc.*	1,894	14,735
Preformed Line Products Co.	155	9,071
SatCon Technology Corp.*	11,804	53,118
UQM Technologies, Inc.*	3,345	7,660
Vicor Corp.	2,025	33,210
Woodward Governor Co.	6,327	237,642
		2,516,180

Electronic Equipment & Instruments - 2.4%
Agilysys, Inc.*	1,841	10,365
Anixter International, Inc.	2,916	174,173
Benchmark Electronics, Inc.*	6,545	118,857
Brightpoint, Inc.*	7,314	63,851
Checkpoint Systems, Inc.*	4,099	84,234
Cognex Corp.	4,119	121,181
Coherent, Inc.*	2,623	118,402
Comverge, Inc.*	2,333	16,121
CPI International, Inc.*	771	14,919
CTS Corp.	3,528	39,020
Daktronics, Inc.	3,513	55,927
DDi Corp.	1,132	13,312
DTS, Inc.*	1,805	88,535
Echelon Corp.*	3,061	31,192
Electro Rent Corp.	1,712	27,666
Electro Scientific Industries, Inc.*	2,872	46,038
Fabrinet*	1,041	22,382
FARO Technologies, Inc.*	1,675	55,007
Gerber Scientific, Inc.*	2,334	18,369
Insight Enterprises, Inc.*	4,799	63,155
IPG Photonics Corp.*	2,696	85,248
L-1 Identity Solutions, Inc.*	7,974	94,970
Littelfuse, Inc.	2,275	107,061
Maxwell Technologies, Inc.*	2,742	51,796
Measurement Specialties, Inc.*	1,506	44,201
Mercury Computer Systems, Inc.*	2,458	45,178
Methode Electronics, Inc.	3,865	50,129
Microvision, Inc.*	8,234	15,315
MTS Systems Corp.	1,697	63,570
Multi-Fineline Electronix, Inc.*	971	25,722
Newport Corp.*	3,808	66,145
OSI Systems, Inc.*	1,682	61,158
Park Electrochemical Corp.	2,135	64,050
PC Connection, Inc.*	756	6,698
Plexus Corp.*	4,190	129,639
Power-One, Inc.*	7,145	72,879
Pulse Electronics Corp.	4,282	22,780
Radisys Corp.*	2,498	22,232

EQUITY SECURITIES - CONT’D	shares	value
Electronic Equipment & Instruments - Cont’d
Richardson Electronics Ltd.	1,342	$15,688
Rofin-Sinar Technologies, Inc.*	2,917	103,378
Rogers Corp.*	1,638	62,653
Sanmina-SCI Corp.*	8,254	94,756
Scansource, Inc.*	2,787	88,905
Smart Modular Technologies WWH, Inc.*	5,455	31,421
Spectrum Control, Inc.*	1,321	19,802
SYNNEX Corp.*	2,330	72,696
Tessco Technologies, Inc.	465	7,417
TTM Technologies, Inc.*	8,309	123,887
Universal Display Corp.*	3,126	95,812
Viasystems Group, Inc.*	399	8,036
X-Rite, Inc.*	3,467	15,844
Zygo Corp.*	1,812	22,161
		2,973,933

Energy Equipment & Services - 2.1%
Allis-Chalmers Energy, Inc.*	4,233	30,012
Basic Energy Services, Inc.*	2,408	39,684
Bristow Group, Inc.*	3,731	176,663
Cal Dive International, Inc.*	9,780	55,453
CARBO Ceramics, Inc.	1,980	205,009
Complete Production Services, Inc.*	8,071	238,498
Dawson Geophysical Co.*	811	25,871
Dril-Quip, Inc.*	3,525	273,963
Global Geophysical Services, Inc.*	696	7,224
Global Industries Ltd.*	10,522	72,917
Gulf Island Fabrication, Inc.	1,328	37,423
Gulfmark Offshore, Inc.*	2,416	73,446
Helix Energy Solutions Group, Inc.*	10,856	131,792
Hercules Offshore, Inc.*	11,914	41,222
Hornbeck Offshore Services, Inc.*	2,413	50,383
ION Geophysical Corp.*	13,186	111,817
Key Energy Services, Inc.*	13,023	169,039
Lufkin Industries, Inc.	3,107	193,846
Matrix Service Co.*	2,442	29,744
Natural Gas Services Group, Inc.*	1,256	23,751
Newpark Resources, Inc.*	9,239	56,912
OYO Geospace Corp.*	423	41,924
Parker Drilling Co.*	12,044	55,041
PHI, Inc.*	1,229	23,154
Pioneer Drilling Co.*	5,618	49,495
RPC, Inc.	4,494	81,431
Seahawk Drilling, Inc.*	995	8,905
T-3 Energy Services, Inc.*	1,356	54,009
Tesco Corp.*	3,134	49,768
Tetra Technologies, Inc.*	7,857	93,263
Union Drilling, Inc.*	1,538	11,197
Vantage Drilling Co.*	15,538	31,542
Willbros Group, Inc.*	4,919	48,305
		2,592,703

EQUITY SECURITIES - CONT’D	shares	value
Food & Staples Retailing - 0.8%
Andersons, Inc.	1,910	$69,428
Arden Group, Inc.	92	7,590
Casey’s General Stores, Inc.	3,886	165,194
Fresh Market, Inc.*	1,554	64,025
Ingles Markets, Inc.	1,303	25,018
Nash Finch Co.	1,304	55,433
Pantry, Inc.*	2,357	46,810
Pricesmart, Inc.	1,640	62,369
Rite Aid Corp.*	57,878	51,118
Ruddick Corp.	4,553	167,733
Spartan Stores, Inc.	2,337	39,612
Susser Holdings Corp.*	620	8,587
United Natural Foods, Inc.*	4,924	180,612
Village Super Market, Inc.	640	21,120
Weis Markets, Inc.	1,142	46,057
Winn-Dixie Stores, Inc.*	5,719	41,005
		1,051,711

Food Products - 1.2%
Alico, Inc.	267	6,365
B&G Foods, Inc.	4,944	67,881
Bridgford Foods Corp.	165	2,351
Calavo Growers, Inc.	1,019	23,488
Cal-Maine Foods, Inc.	1,461	46,138
Chiquita Brands International, Inc.*	4,659	65,319
Darling International, Inc.*	8,559	113,664
Diamond Foods, Inc.	2,264	120,400
Dole Food Co., Inc.*	3,728	50,365
Farmer Bros Co.	538	9,576
Fresh Del Monte Produce, Inc.	4,119	102,769
Griffin Land & Nurseries, Inc.	267	8,645
Hain Celestial Group, Inc.*	4,251	115,032
Harbinger Group, Inc.*	714	4,420
Imperial Sugar Co.	1,262	16,873
J&J Snack Foods Corp.	1,474	71,106
John B. Sanfilippo & Son, Inc.*	733	9,119
Lancaster Colony Corp.	2,009	114,915
Lifeway Foods, Inc.*	385	3,677
Limoneira Co.	753	21,611
Pilgrim’s Pride Corp.*	5,050	35,804
Sanderson Farms, Inc.	2,359	92,355
Seneca Foods Corp.*	794	21,422
Smart Balance, Inc.*	6,502	28,154
Snyders-Lance, Inc.	2,684	62,913
Tootsie Roll Industries, Inc.	2,495	72,280
TreeHouse Foods, Inc.*	3,609	184,384
		1,471,026

Gas Utilities - 1.1%
Chesapeake Utilities Corp.	982	40,773
Laclede Group, Inc.	2,313	84,517
New Jersey Resources Corp.	4,287	184,812

EQUITY SECURITIES - CONT’D	shares	value
Gas Utilities - Cont’d
Nicor, Inc.	4,700	$234,624
Northwest Natural Gas Co.	2,758	128,164
Piedmont Natural Gas Co., Inc.	7,448	208,246
South Jersey Industries, Inc.	3,101	163,795
Southwest Gas Corp.	4,710	172,716
WGL Holdings, Inc.	5,258	188,079
		1,405,726

Health Care Equipment & Supplies - 3.1%
Abaxis, Inc.*	2,292	61,540
Abiomed, Inc.*	3,245	31,184
Accuray, Inc.*	5,306	35,815
Align Technology, Inc.*	6,152	120,210
Alimera Sciences, Inc.*	608	6,311
Alphatec Holdings, Inc.*	4,714	12,728
American Medical Systems Holdings, Inc.*	7,826	147,598
Analogic Corp.	1,338	66,244
Angiodynamics, Inc.*	2,567	39,455
Antares Pharma, Inc.*	6,536	11,111
ArthroCare Corp.*	2,798	86,906
Atrion Corp.	162	29,073
Cantel Medical Corp.	1,194	27,940
Cerus Corp.*	3,610	8,881
Conceptus, Inc.*	3,221	44,450
Conmed Corp.*	3,029	80,056
CryoLife, Inc.*	2,974	16,119
Cutera, Inc.*	1,050	8,705
Cyberonics, Inc.*	2,884	89,462
Cynosure, Inc.*	762	7,795
Delcath Systems, Inc.*	4,459	43,698
DexCom, Inc.*	5,963	81,395
DynaVox, Inc.*	869	4,458
Endologix, Inc.*	4,516	32,289
Exactech, Inc.*	863	16,242
Greatbatch, Inc.*	2,411	58,226
Haemonetics Corp.*	2,608	164,773
Hansen Medical, Inc.*	3,943	5,796
HeartWare International, Inc.*	971	85,030
ICU Medical, Inc.*	1,213	44,274
Immucor, Inc.*	7,255	143,867
Insulet Corp.*	4,439	68,804
Integra LifeSciences Holdings Corp.*	2,183	103,256
Invacare Corp.	3,019	91,053
IRIS International, Inc.*	1,685	17,238
Kensey Nash Corp.*	831	23,127
MAKO Surgical Corp.*	3,150	47,943
Masimo Corp.	5,388	156,629
Medical Action Industries, Inc.*	1,487	14,245
MELA Sciences, Inc.*	2,137	7,159
Meridian Bioscience, Inc.	4,218	97,689
Merit Medical Systems, Inc.*	2,926	46,319

EQUITY SECURITIES - CONT’D	shares	value
Health Care Equipment & Supplies - Cont’d
Natus Medical, Inc.*	2,957	$41,930
Neogen Corp.*	2,342	96,092
NuVasive, Inc.*	4,064	104,242
NxStage Medical, Inc.*	2,578	64,141
OraSure Technologies, Inc.*	4,796	27,577
Orthofix International NV*	1,828	53,012
Orthovita, Inc.*	6,921	13,911
Palomar Medical Technologies, Inc.*	1,922	27,312
Quidel Corp.*	2,242	32,397
Rochester Medical Corp.*	1,124	12,274
RTI Biologics, Inc.*	5,680	15,166
Sirona Dental Systems, Inc.*	3,475	145,185
Solta Medical, Inc.*	5,509	16,802
SonoSite, Inc.*	1,514	47,842
Spectranetics Corp.*	3,435	17,725
St. Jude Medical, Inc.*	1	30
Staar Surgical Co.*	3,235	19,733
Stereotaxis, Inc.*	2,963	11,348
STERIS Corp.	6,152	224,302
SurModics, Inc.*	1,615	19,170
Symmetry Medical, Inc.*	3,733	34,530
Syneron Medical Ltd.*	3,694	37,642
Synovis Life Technologies, Inc.*	1,173	18,897
TomoTherapy, Inc.*	5,016	18,108
Unilife Corp.*	4,489	23,792
Vascular Solutions, Inc.*	1,737	20,358
Volcano Corp.*	5,219	142,531
West Pharmaceutical Services, Inc.	3,453	142,264
Wright Medical Group, Inc.*	4,032	62,617
Young Innovations, Inc.	583	18,662
Zoll Medical Corp.*	2,225	82,837
		3,877,522

Health Care Providers & Services - 2.9%
Accretive Health, Inc.*	1,078	17,518
Air Methods Corp.*	1,159	65,217
Alliance HealthCare Services, Inc.*	2,853	12,097
Allied Healthcare International, Inc.*	3,553	8,918
Almost Family, Inc.*	759	29,161
Amedisys, Inc.*	2,965	99,327
America Service Group, Inc.	932	14,110
American Dental Partners, Inc.*	1,459	19,711
AMERIGROUP Corp.*	5,368	235,763
AMN Healthcare Services, Inc.*	3,991	24,505
AmSurg Corp.*	3,210	67,249
Assisted Living Concepts, Inc.*	1,020	33,181
Bio-Reference Laboratories, Inc.*	2,487	55,162
BioScrip, Inc.*	3,630	18,985
Capital Senior Living Corp.*	2,806	18,800
CardioNet, Inc.*	1,876	8,780
Catalyst Health Solutions, Inc.*	3,942	183,264

EQUITY SECURITIES - CONT’D	shares	value
Health Care Providers & Services - Cont’d
Centene Corp.*	5,094	$129,082
Chemed Corp.	2,370	150,519
Chindex International, Inc.*	1,272	20,975
Continucare Corp.*	2,312	10,820
Corvel Corp.*	646	31,234
Cross Country Healthcare, Inc.*	2,877	24,368
Emeritus Corp.*	2,072	40,839
Ensign Group, Inc.	1,328	33,027
ExamWorks Group, Inc.*	1,215	22,453
Five Star Quality Care, Inc.*	2,929	20,708
Genoptix, Inc.*	1,818	34,578
Gentiva Health Services, Inc.*	2,940	78,204
Hanger Orthopedic Group, Inc.*	2,705	57,319
Healthsouth Corp.*	9,716	201,218
HealthSpring, Inc.*	6,016	159,604
Healthways, Inc.*	3,541	39,518
HMS Holdings Corp.*	2,819	182,587
IPC The Hospitalist Co., Inc.*	1,684	65,693
Kindred Healthcare, Inc.*	4,099	75,299
Landauer, Inc.	974	58,411
LCA-Vision, Inc.*	1,937	11,138
LHC Group, Inc.*	1,622	48,660
Magellan Health Services, Inc.*	3,461	163,636
Medcath Corp.*	1,904	26,561
Metropolitan Health Networks, Inc.*	4,144	18,524
Molina Healthcare, Inc.*	1,592	44,337
MWI Veterinary Supply, Inc.*	1,274	80,453
National Healthcare Corp.	932	43,124
National Research Corp.	137	4,692
Owens & Minor, Inc.	6,551	192,796
PDI, Inc.*	823	8,674
PharMerica Corp.*	3,181	36,422
Providence Service Corp.*	1,199	19,268
PSS World Medical, Inc.*	5,935	134,131
RehabCare Group, Inc.*	2,577	61,075
Rural/Metro Corp.*	1,772	25,836
Select Medical Holdings Corp.*	5,216	38,129
Skilled Healthcare Group, Inc.*	1,394	12,518
Sun Healthcare Group, Inc.*	2,542	32,182
Sunrise Senior Living, Inc.*	5,182	28,242
Team Health Holdings, Inc.*	1,422	22,098
Triple-S Management Corp., Class B*	2,106	40,182
U.S. Physical Therapy, Inc.*	1,051	20,831
Universal American Corp	3,321	67,914
WellCare Health Plans, Inc.*	4,401	132,998
		3,662,625

Health Care Technology - 0.5%
athenahealth, Inc.*	3,436	140,807
Computer Programs & Systems, Inc.	1,017	47,636
MedAssets, Inc.*	4,468	90,209

EQUITY SECURITIES - CONT’D	shares	value
Health Care Technology - Cont’d
Medidata Solutions, Inc.*	1,952	$46,614
MedQuist, Inc.	1,173	10,146
Merge Healthcare, Inc.*	4,792	17,874
Omnicell, Inc.*	3,377	48,798
Quality Systems, Inc.	1,958	136,708
Transcend Services, Inc.*	947	18,552
Vital Images, Inc.*	1,341	18,747
		576,091

Hotels, Restaurants & Leisure - 2.4%
AFC Enterprises, Inc.*	2,372	32,971
Ambassadors Group, Inc.	1,770	20,355
Ameristar Casinos, Inc.	2,746	42,920
Biglari Holdings, Inc.*	148	60,711
BJ’s Restaurants, Inc.*	2,333	82,658
Bluegreen Corp.*	1,023	3,294
Bob Evans Farms, Inc.	3,164	104,285
Boyd Gaming Corp.*	5,599	59,349
Bravo Brio Restaurant Group, Inc.*	1,180	22,621
Buffalo Wild Wings, Inc.*	1,884	82,613
California Pizza Kitchen, Inc.*	2,004	34,629
Caribou Coffee Co., Inc.*	540	5,443
Carrols Restaurant Group, Inc.*	890	6,604
CEC Entertainment, Inc.*	2,124	82,475
Cheesecake Factory, Inc.*	6,271	192,269
Churchill Downs, Inc.	1,180	51,212
Cracker Barrel Old Country Store, Inc.	2,473	135,446
Denny’s Corp.*	9,207	32,961
DineEquity, Inc.*	1,860	91,847
Domino’s Pizza, Inc.*	3,839	61,232
Einstein Noah Restaurant Group, Inc.*	351	4,932
Empire Resorts, Inc.*	2,353	2,424
Gaylord Entertainment Co.*	3,599	129,348
Interval Leisure Group, Inc.*	4,133	66,707
Isle of Capri Casinos, Inc.*	1,630	16,659
Jack in the Box, Inc.*	5,714	120,737
Jamba, Inc.*	5,515	12,519
Krispy Kreme Doughnuts, Inc.*	6,062	42,313
Life Time Fitness, Inc.*	4,335	177,692
Marcus Corp.	1,890	25,080
McCormick & Schmick’s Seafood Restaurants, Inc.*	1,172	10,653
Monarch Casino & Resort, Inc.*	917	11,462
Morgans Hotel Group Co.*	2,245	20,362
Multimedia Games, Inc.*	2,104	11,740
O’Charleys, Inc.*	1,444	10,397
Orient-Express Hotels Ltd.*	10,477	136,096
Papa John’s International, Inc.*	2,168	60,054
Peet’s Coffee & Tea, Inc.*	1,217	50,798
PF Chang’s China Bistro, Inc.	2,404	116,498
Pinnacle Entertainment, Inc.*	6,285	88,116
Red Lion Hotels Corp.*	1,051	8,387

EQUITY SECURITIES - CONT’D	shares	value
Hotels, Restaurants & Leisure - Cont’d
Red Robin Gourmet Burgers, Inc.*	1,619	$34,760
Ruby Tuesday, Inc.*	6,696	87,450
Ruth’s Hospitality Group, Inc.*	3,111	14,404
Scientific Games Corp.*	6,751	67,240
Shuffle Master, Inc.*	5,563	63,696
Sonic Corp.*	6,350	64,262
Speedway Motorsports, Inc.	1,288	19,732
Texas Roadhouse, Inc.*	5,961	102,350
Vail Resorts, Inc.*	3,763	195,826
		2,978,589

Household Durables - 0.7%
American Greetings Corp.	4,104	90,945
Beazer Homes USA, Inc.*	7,754	41,794
Blyth, Inc.	596	20,550
Brookfield Homes Corp.*	809	7,605
Cavco Industries, Inc.*	679	31,702
CSS Industries, Inc.	772	15,911
Ethan Allen Interiors, Inc.	2,560	51,226
Furniture Brands International, Inc.*	4,497	23,114
Helen of Troy Ltd.*	3,182	94,633
Hooker Furniture Corp.	1,118	15,797
Hovnanian Enterprises, Inc.*	4,833	19,767
iRobot Corp.*	2,183	54,313
Kid Brands, Inc.*	1,165	9,961
La-Z-Boy, Inc.*	5,351	48,266
Libbey, Inc.*	2,000	30,940
Lifetime Brands, Inc.*	858	12,046
M/I Homes, Inc.*	1,923	29,576
Meritage Homes Corp.*	3,331	73,948
Ryland Group, Inc.	4,573	77,878
Sealy Corp.*	4,985	14,556
Skyline Corp.	711	18,543
Standard Pacific Corp.*	11,100	51,060
Universal Electronics, Inc.*	1,267	35,945
		870,076

Household Products - 0.2%
Central Garden and Pet Co.*	5,879	58,084
Oil-Dri Corp. of America	406	8,725
Spectrum Brands Holdings, Inc.*	1,888	58,849
WD-40 Co.	1,721	69,322
		194,980

Independent Power Producers & Energy Traders - 0.1%
American DG Energy, Inc.*	1,746	4,836
Dynegy, Inc.*	10,645	59,825
		64,661

EQUITY SECURITIES - CONT’D	shares	value
Industrial Conglomerates - 0.2%
Raven Industries, Inc.	1,684	$80,310
Seaboard Corp.	33	65,703
Standex International Corp.	1,295	38,733
Tredegar Corp.	2,545	49,322
United Capital Corp.*	143	4,648
		238,716

Insurance - 2.5%
Alterra Capital Holdings Ltd.	10,001	216,422
American Equity Investment Life Holding Co.	6,072	76,204
American Safety Insurance Holdings Ltd.*	960	20,525
Amerisafe, Inc.*	1,956	34,230
Amtrust Financial Services, Inc.	2,317	40,547
Argo Group International Holdings Ltd.	3,223	120,701
Baldwin & Lyons, Inc., Class B	853	20,071
Citizens, Inc.*	3,380	25,181
CNA Surety Corp.*	1,835	43,453
CNO Financial Group, Inc.*	23,057	156,326
Crawford & Co., Class B*	2,478	8,425
Delphi Financial Group, Inc.	4,935	142,325
Donegal Group, Inc.	916	13,264
eHealth, Inc.*	2,183	30,977
EMC Insurance Group, Inc.	497	11,252
Employers Holdings, Inc.	4,120	72,018
Enstar Group Ltd.*	722	61,067
FBL Financial Group, Inc.	1,393	39,937
First American Financial Corp.	10,787	161,158
First Mercury Financial Corp.	1,486	24,370
Flagstone Reinsurance Holdings SA	5,407	68,128
Fpic Insurance Group, Inc.*	1,017	37,588
Gerova Financial Group Ltd.*	123	3,690
Global Indemnity plc*	1,364	27,894
Greenlight Capital Re Ltd.*	2,937	78,741
Hallmark Financial Services, Inc.*	1,205	10,966
Harleysville Group, Inc.	1,204	44,235
Hilltop Holdings, Inc.*	4,117	40,841
Horace Mann Educators Corp.	4,072	73,459
Infinity Property & Casualty Corp.	1,373	84,851
Kansas City Life Insurance Co.	365	12,056
Maiden Holdings Ltd.	5,152	40,495
Meadowbrook Insurance Group, Inc.	5,628	57,687
Montpelier Re Holdings Ltd	6,830	136,190
National Financial Partners Corp.*	4,430	59,362
National Interstate Corp.	681	14,573
National Western Life Insurance Co.	228	38,012
Phoenix Co.’s, Inc.*	10,764	27,341
Platinum Underwriters Holdings Ltd.	4,227	190,088
Presidential Life Corp.	1,918	19,046
Primerica, Inc.	2,499	60,601
ProAssurance Corp.*	3,144	190,526
RLI Corp.	1,903	100,041

EQUITY SECURITIES - CONT’D	shares	value
Insurance - Cont’d
Safety Insurance Group, Inc.	1,310	$62,317
SeaBright Holdings, Inc.	2,042	18,827
Selective Insurance Group, Inc.	5,529	100,351
State Auto Financial Corp.	1,338	23,308
Stewart Information Services Corp.	1,793	20,673
The Navigators Group, Inc.*	1,263	63,592
Tower Group, Inc.	3,865	98,867
United Fire & Casualty Co.	2,368	52,854
Universal Insurance Holdings, Inc.	1,043	5,079
		3,180,732

Internet & Catalog Retail - 0.4%
1-800-FLOWERS.COM, Inc.*	2,081	5,598
Blue Nile, Inc.*	1,310	74,749
drugstore.com, Inc.*	8,610	19,028
Gaiam, Inc.	1,432	11,026
HSN, Inc.*	4,031	123,510
NutriSystem, Inc	2,782	58,505
Orbitz Worldwide, Inc.*	2,514	14,053
Overstock.com, Inc.*	1,525	25,132
PetMed Express, Inc.	2,387	42,513
Shutterfly, Inc.*	2,788	97,664
US Auto Parts Network, Inc.*	1,360	11,424
Vitacost.com, Inc.*	1,333	7,598
		490,800
Internet Software & Services - 2.1%
Ancestry.com, Inc.*	1,962	55,564
Art Technology Group, Inc.*	16,302	97,486
comScore, Inc.*	2,353	52,495
Constant Contact, Inc.*	2,960	91,730
DealerTrack Holdings, Inc.*	4,184	83,973
Dice Holdings, Inc.*	1,647	23,634
Digital River, Inc.*	4,113	141,569
Earthlink, Inc.	11,204	96,354
Envestnet, Inc.*	821	14,006
GSI Commerce, Inc.*	6,799	157,737
Infospace, Inc.*	3,325	27,598
Internap Network Services Corp.*	5,379	32,704
IntraLinks Holdings, Inc.*	1,172	21,928
j2 Global Communications, Inc.*	4,690	135,775
Keynote Systems, Inc.	1,035	15,132
KIT Digital, Inc.*	2,717	43,581
Limelight Networks, Inc.*	4,616	26,819
Liquidity Services, Inc.*	1,469	20,639
LivePerson, Inc.*	4,622	52,229
Local.com Corp.*	1,484	9,631
LogMeIn, Inc.*	1,563	69,303
LoopNet, Inc.*	2,019	22,431
Marchex, Inc., Class B	1,359	12,965
Mediamind Technologies, Inc.*	577	7,905
ModusLink Global Solutions, Inc.*	4,598	30,807

EQUITY SECURITIES - CONT’D	shares	value
Internet Software & Services - Cont’d
Move, Inc.*	16,191	$41,611
NIC, Inc.	5,797	56,289
OpenTable, Inc.*	1,641	115,658
Openwave Systems, Inc.*	8,707	18,459
Perficient, Inc.*	2,411	30,138
QuinStreet, Inc.*	1,043	20,036
Rackspace Hosting, Inc.*	10,066	316,173
RealNetworks, Inc.*	8,692	36,506
RightNow Technologies, Inc.*	2,248	53,210
Saba Software, Inc.*	2,907	17,791
SAVVIS, Inc.*	3,892	99,324
SPS Commerce, Inc.*	437	6,905
Stamps.com, Inc.	1,094	14,496
support.com, Inc.*	4,845	31,396
TechTarget, Inc.*	1,109	8,794
Terremark Worldwide, Inc.*	6,043	78,257
The Knot, Inc.*	3,123	30,855
Travelzoo, Inc.*	438	18,054
United Online, Inc.	9,046	59,704
ValueClick, Inc.*	8,443	135,341
Vocus, Inc.*	1,554	42,984
Zix Corp.*	5,001	21,354
		2,597,330

IT Services - 2.0%
Acxiom Corp.*	7,098	121,731
CACI International, Inc.*	3,139	167,623
Cardtronics, Inc.*	2,798	49,525
Cass Information Systems, Inc.	780	29,593
Ciber, Inc.*	6,468	30,270
Computer Task Group, Inc.*	1,181	12,849
CSG Systems International, Inc.*	3,535	66,953
Echo Global Logistics, Inc.*	987	11,883
Euronet Worldwide, Inc.*	5,090	88,770
ExlService Holdings, Inc.*	1,577	33,874
Forrester Research, Inc.	1,514	53,429
Global Cash Access Holdings, Inc.*	4,679	14,926
Hackett Group, Inc.*	3,281	11,516
Heartland Payment Systems, Inc.	3,928	60,570
iGate Corp.	2,456	48,408
Integral Systems, Inc.*	1,817	18,006
Jack Henry & Associates, Inc.	8,859	258,240
Lionbridge Technologies, Inc.*	6,186	22,826
Mantech International Corp.*	2,306	95,307
MAXIMUS, Inc.	1,813	118,897
MoneyGram International, Inc.*	7,721	20,924
NCI, Inc.*	685	15,748
Online Resources Corp.*	2,792	12,983
Sapient Corp.	10,700	129,470
SRA International, Inc.*	4,456	91,125
Stream Global Services, Inc.*	418	1,651

EQUITY SECURITIES - CONT’D	shares	value
IT Services - Cont’d
Syntel, Inc.	1,366	$65,281
TeleTech Holdings, Inc.*	3,134	64,529
Tier Technologies, Inc., Class B*	1,385	8,296
TNS, Inc.*	2,706	56,285
Unisys Corp.*	4,420	114,434
VeriFone Systems, Inc.*	8,871	342,066
Virtusa Corp.*	1,404	22,969
Wright Express Corp.*	4,027	185,242
		2,446,199

Leisure Equipment & Products - 0.7%
Arctic Cat, Inc.*	1,125	16,470
Brunswick Corp.	9,191	172,239
Callaway Golf Co.	6,685	53,948
Eastman Kodak Co.*	27,895	149,517
Jakks Pacific, Inc.*	2,896	52,765
Johnson Outdoors, Inc.*	405	5,071
Leapfrog Enterprises, Inc.*	3,509	19,475
Marine Products Corp.*	813	5,415
Polaris Industries, Inc.	3,232	252,161
RC2 Corp.*	2,233	48,612
Smith & Wesson Holding Corp.*	5,544	20,735
Steinway Musical Instruments, Inc.*	547	10,858
Sturm Ruger & Co., Inc.	1,984	30,335
Summer Infant, Inc.*	1,000	7,580
		845,181

Life Sciences - Tools & Services - 0.7%
Accelrys, Inc.*	5,709	47,385
Affymetrix, Inc.*	7,354	36,991
Albany Molecular Research, Inc.*	2,450	13,769
Bruker Corp.*	7,540	125,164
Caliper Life Sciences, Inc.*	4,161	26,381
Cambrex Corp.*	2,197	11,358
Complete Genomics, Inc.*	616	4,602
Dionex Corp.*	1,829	215,840
Enzo Biochem, Inc.*	3,458	18,258
eResearchTechnology, Inc.*	5,066	37,235
Furiex Pharmaceuticals, Inc.*	816	11,791
Kendle International, Inc.*	1,382	15,050
Luminex Corp.*	3,891	71,127
Pacific Biosciences of California, Inc.*	1,560	24,820
Parexel International Corp.*	6,059	128,633
PURE Bioscience*	3,234	7,179
Sequenom, Inc.*	9,471	75,957
		871,540

EQUITY SECURITIES - CONT’D	shares	value
Machinery - 3.2%
3D Systems Corp.*	1,889	$59,485
Actuant Corp.	7,052	187,724
Alamo Group, Inc.	670	18,639
Albany International Corp.	2,837	67,209
Altra Holdings, Inc.*	2,782	55,251
American Railcar Industries, Inc.*	977	21,621
Ampco-Pittsburgh Corp.	791	22,188
ArvinMeritor, Inc.*	9,767	200,419
Astec Industries, Inc.*	2,060	66,765
Badger Meter, Inc.	1,555	68,762
Barnes Group, Inc.	5,090	105,210
Blount International, Inc.*	4,966	78,264
Briggs & Stratton Corp.	5,197	102,329
Cascade Corp.	942	44,538
Chart Industries, Inc.*	2,977	100,563
CIRCOR International, Inc.	1,772	74,920
CLARCOR, Inc.	5,236	224,572
Colfax Corp.*	2,231	41,073
Columbus McKinnon Corp.*	1,985	40,335
Commercial Vehicle Group, Inc.*	2,272	36,920
Douglas Dynamics, Inc.	1,066	16,150
Dynamic Materials Corp.	1,203	27,152
Energy Recovery, Inc.*	4,261	15,595
EnPro Industries, Inc.*	2,134	88,689
ESCO Technologies, Inc.	2,745	103,871
Federal Signal Corp.	6,463	44,336
Flow International Corp.*	4,867	19,906
Force Protection, Inc.*	7,296	40,201
FreightCar America, Inc.	1,238	35,828
Gorman-Rupp Co.	1,264	40,852
Graham Corp.	1,022	20,440
Greenbrier Co.’s, Inc.*	1,745	36,628
John Bean Technologies Corp.	2,923	58,840
Kadant, Inc.*	1,153	27,176
Kaydon Corp.	3,472	141,380
LB Foster Co.*	945	38,688
Lindsay Corp.	1,296	77,021
Lydall, Inc.*	1,583	12,743
Met-Pro Corp.	1,517	17,916
Middleby Corp.*	1,724	145,540
Miller Industries, Inc.	1,050	14,941
Mueller Industries, Inc.	3,912	127,922
Mueller Water Products, Inc.	16,037	66,874
NACCO Industries, Inc.	600	65,022
Nordson Corp.	3,542	325,439
Omega Flex, Inc.*	248	4,102
PMFG, Inc.*	1,367	22,419
RBC Bearings, Inc.*	2,254	88,086
Robbins & Myers, Inc.	2,790	99,826
Sauer-Danfoss, Inc.*	1,200	33,900
Sun Hydraulics Corp.	1,297	49,027

EQUITY SECURITIES - CONT’D	shares	value
Machinery - Cont’d
Tecumseh Products Co.*	1,715	$22,381
Tennant Co.	1,960	75,284
Titan International, Inc.	3,664	71,595
Trimas Corp.*	1,557	31,856
Twin Disc, Inc	694	20,723
Wabash National Corp.*	7,025	83,246
Watts Water Technologies, Inc	3,043	111,343
Xerium Technologies, Inc.*	695	11,085
		3,950,810

Marine - 0.1%
Baltic Trading Ltd.	1,516	15,478
Eagle Bulk Shipping, Inc.*	6,450	32,121
Excel Maritime Carriers Ltd.*	3,693	20,792
Genco Shipping & Trading Ltd.*	2,930	42,192
Horizon Lines, Inc.	3,161	13,813
International Shipholding Corp.	583	14,808
Ultrapetrol (Bahamas) Ltd.*	2,297	14,770
		153,974

Media - 1.3%
AH Belo Corp.*	1,669	14,520
Arbitron, Inc.	2,763	114,720
Ascent Media Corp.*	1,484	57,520
Ballantyne Strong, Inc.*	1,316	10,225
Beasley Broadcasting Group, Inc.*	407	2,438
Belo Corp.*	9,469	67,041
Carmike Cinemas, Inc.*	867	6,693
Cinemark Holdings, Inc.	5,909	101,871
CKX, Inc.*	5,768	23,245
Crown Media Holdings, Inc.*	3,539	9,272
Cumulus Media, Inc.*	2,023	8,719
Dex One Corp.*	5,193	38,740
Entercom Communications Corp.*	2,183	25,279
Entravision Communications Corp.*	4,508	11,586
EW Scripps Co.*	2,937	29,811
Fisher Communications, Inc.*	676	14,737
Global Sources Ltd.*	1,547	14,727
Gray Television, Inc.*	4,496	8,408
Harte-Hanks, Inc.	4,022	51,361
Journal Communications, Inc.*	4,357	22,003
Knology, Inc.*	3,167	49,500
Lee Enterprises, Inc.*	4,164	10,243
LIN TV Corp.*	2,982	15,805
Lions Gate Entertainment Corp.*	7,053	45,915
Live Nation Entertainment, Inc.*	14,608	166,823
LodgeNet Interactive Corp.*	2,601	11,054
Martha Stewart Living Omnimedia, Inc.*	2,756	12,182
McClatchy Co.*	5,532	25,834
Media General, Inc.*	2,045	11,820

EQUITY SECURITIES - CONT’D	shares	value
Media - Cont’d
Mediacom Communications Corp.*	4,151	$35,117
National CineMedia, Inc.	5,448	108,470
Nexstar Broadcasting Group, Inc.*	992	5,942
Outdoor Channel Holdings, Inc.*	1,282	9,192
Playboy Enterprises, Inc., Class B*	1,700	8,874
Primedia, Inc.	1,152	4,838
Radio One, Inc., Class D*	2,907	3,256
ReachLocal, Inc.*	446	8,880
Rentrak Corp.*	971	29,285
Scholastic Corp.	3,167	93,553
Sinclair Broadcast Group, Inc.	4,195	34,315
SuperMedia, Inc.*	1,188	10,348
Valassis Communications, Inc.*	5,173	167,347
Value Line, Inc.	108	1,561
Warner Music Group Corp.*	4,149	23,359
Westwood One, Inc.*	488	4,455
World Wrestling Entertainment, Inc.	2,503	35,643
		1,566,527

Metals & Mining - 1.9%
Allied Nevada Gold Corp.*	7,680	202,061
AM Castle & Co.*	1,549	28,517
AMCOL International Corp.	2,474	76,694
Brush Engineered Materials, Inc.*	2,105	81,337
Capital Gold Corp.*	6,200	31,434
Century Aluminum Co.*	6,619	102,793
Coeur d’Alene Mines Corp.*	9,141	249,732
Contango ORE, Inc.*	122	1,281
General Moly, Inc.*	6,675	43,254
Globe Specialty Metals, Inc.	6,366	108,795
Golden Star Resources Ltd.*	26,770	122,874
Haynes International, Inc.	1,260	52,706
Hecla Mining Co.*	26,326	296,431
Horsehead Holding Corp.*	4,499	58,667
Jaguar Mining, Inc.*	8,728	62,231
Kaiser Aluminum Corp.	1,577	78,992
Metals USA Holdings Corp.*	1,062	16,185
Molycorp, Inc.*	2,729	136,177
Noranda Aluminum Holding Corp.*	1,067	15,578
Olympic Steel, Inc.	846	24,263
RTI International Metals, Inc.*	3,122	84,232
Stillwater Mining Co.*	4,616	98,552
Thompson Creek Metals Co., Inc.*	16,814	247,502
Universal Stainless & Alloy Products, Inc.*	703	21,990
US Energy Corp Wyoming*	2,481	15,084
US Gold Corp.*	9,255	74,688
Worthington Industries, Inc.	5,788	106,499
		2,438,549

EQUITY SECURITIES - CONT’D	shares	value
Multiline Retail - 0.4%
99¢ Only Stores*	4,771	$76,050
Bon-Ton Stores, Inc.*	1,090	13,799
Dillard’s, Inc.	4,129	156,654
Fred’s, Inc.	4,080	56,141
Gordmans Stores, Inc.*	571	9,570
Retail Ventures, Inc.*	2,397	39,071
Saks, Inc.*	14,052	150,357
Tuesday Morning Corp.*	2,412	12,735
		514,377

Multi-Utilities - 0.4%
Avista Corp.	5,700	128,364
Black Hills Corp.	4,067	122,010
CH Energy Group, Inc.	1,641	80,229
NorthWestern Corp.	3,756	108,285
		438,888

Oil, Gas & Consumable Fuels - 4.2%
Abraxas Petroleum Corp.*	6,240	28,517
Alon USA Energy, Inc.	562	3,361
Amyris, Inc.*	625	16,675
Apco Oil and Gas International, Inc.	947	54,452
Approach Resources, Inc.*	1,797	41,511
ATP Oil & Gas Corp.*	4,622	77,372
Berry Petroleum Co.	5,308	231,960
Bill Barrett Corp.*	4,768	196,108
BPZ Resources, Inc.*	10,109	48,119
Brigham Exploration Co.*	12,084	329,168
Callon Petroleum Co.*	2,669	15,800
CAMAC Energy, Inc.*	4,422	8,800
Carrizo Oil & Gas, Inc.*	3,230	111,403
Cheniere Energy, Inc.*	5,945	32,816
Clayton Williams Energy, Inc.*	610	51,222
Clean Energy Fuels Corp.*	4,734	65,519
Cloud Peak Energy, Inc.*	3,271	75,985
Contango Oil & Gas Co.*	1,226	71,022
Crosstex Energy, Inc.	4,178	37,017
CVR Energy, Inc.*	2,812	42,686
Delek US Holdings, Inc.	1,057	7,695
Delta Petroleum Corp.*	19,201	14,593
DHT Holdings, Inc.	5,053	23,496
Endeavour International Corp.*	2,091	28,856
Energy Partners Ltd.*	3,003	44,625
Energy XXI Bermuda Ltd.*	7,106	196,623
Evolution Petroleum Corp.*	1,370	8,932
FX Energy, Inc.*	4,491	27,620
Gastar Exploration Ltd.*	4,045	17,393
General Maritime Corp.	8,065	26,211
Georesources, Inc.*	1,205	26,763
GMX Resources, Inc.*	3,196	17,642
Golar LNG Ltd.	3,774	56,648
Goodrich Petroleum Corp.*	2,538	44,770

EQUITY SECURITIES - CONT’D	shares	value
Oil, Gas & Consumable Fuels - Cont’d
Green Plains Renewable Energy, Inc.*	1,487	$16,744
GreenHunter Energy, Inc., Warrants (strike price $27.50/share, expire 9/14/11) (b)*	34	-
Gulfport Energy Corp.*	2,808	60,793
Hallador Energy Co.	353	3,703
Harvest Natural Resources, Inc.*	3,086	37,557
Hess Corp.	716	54,815
Houston American Energy Corp	1,673	30,265
International Coal Group, Inc.*	13,623	105,442
Isramco, Inc.*	85	7,166
James River Coal Co.*	2,885	73,077
Knightsbridge Tankers Ltd.	2,500	55,675
Kodiak Oil & Gas Corp.*	17,355	114,543
L&L Energy, Inc.*	1,532	16,546
Magnum Hunter Resources Corp.*	4,482	32,270
McMoRan Exploration Co.*	9,880	169,343
Miller Petroleum, Inc.*	1,674	8,705
Nordic American Tanker Shipping Ltd.	4,869	126,691
Northern Oil And Gas, Inc.*	5,532	150,526
Oasis Petroleum, Inc.*	5,145	139,532
Overseas Shipholding Group, Inc.	2,655	94,040
Panhandle Oil and Gas, Inc.	744	20,400
Patriot Coal Corp.*	8,113	157,149
Penn Virginia Corp.	4,719	79,374
Petroleum Development Corp.*	2,421	102,190
Petroquest Energy, Inc.*	5,731	43,154
RAM Energy Resources, Inc.*	5,147	9,470
Rentech, Inc.*	20,009	24,411
Resolute Energy Corp.*	3,942	58,184
REX American Resources Corp.*	739	11,351
Rex Energy Corp.*	3,348	45,700
Rosetta Resources, Inc.*	5,472	205,966
Scorpio Tankers, Inc.*	1,202	12,152
Ship Finance International Ltd.	4,641	99,874
Stone Energy Corp.*	4,478	99,815
Swift Energy Co.*	4,335	169,715
Syntroleum Corp.*	7,195	13,311
Teekay Tankers Ltd.	3,306	40,796
TransAtlantic Petroleum Ltd.*	15,287	50,906
Uranium Energy Corp.*	5,621	33,951
USEC, Inc.*	11,840	71,277
Vaalco Energy, Inc.*	5,249	37,583
Venoco, Inc.*	2,046	37,749
W&T Offshore, Inc	3,629	64,850
Warren Resources, Inc.*	6,571	29,701
Western Refining, Inc.*	4,759	50,350
World Fuel Services Corp.	7,067	255,543
		5,203,735

EQUITY SECURITIES - CONT’D	shares	value
Paper & Forest Products - 0.5%
Buckeye Technologies, Inc.	4,074	$85,595
Clearwater Paper Corp.*	1,191	93,255
Deltic Timber Corp.	1,114	62,763
KapStone Paper and Packaging Corp.*	3,966	60,680
Louisiana-Pacific Corp.*	13,166	124,550
Neenah Paper, Inc.	1,527	30,051
PH Glatfelter Co	4,753	58,319
Schweitzer-Mauduit International, Inc.	1,906	119,926
Verso Paper Corp.*	1,363	4,662
Wausau Paper Corp.	5,089	43,816
		683,617

Personal Products - 0.3%
Elizabeth Arden, Inc.*	2,521	58,008
Female Health Co.	1,851	10,532
Inter Parfums, Inc.	1,484	27,973
Medifast, Inc.*	1,401	40,461
Nature’s Sunshine Products, Inc.*	705	6,331
Nu Skin Enterprises, Inc.	5,112	154,689
Nutraceutical International Corp.*	861	12,218
Prestige Brands Holdings, Inc.*	4,342	51,887
Revlon, Inc.*	1,344	13,225
Schiff Nutrition International, Inc.	1,196	10,860
Synutra International, Inc.*	1,867	25,111
USANA Health Sciences, Inc.*	626	27,200
		438,495

Pharmaceuticals - 1.6%
Acura Pharmaceuticals, Inc.*	651	2,155
Aegerion Pharmaceuticals, Inc.*	590	8,360
Akorn, Inc.*	5,747	34,884
Alexza Pharmaceuticals, Inc.*	3,599	4,499
Aoxing Pharmaceutical Co., Inc.*	2,242	6,255
Ardea Biosciences, Inc.*	1,391	36,166
Auxilium Pharmaceuticals, Inc.*	4,329	91,342
AVANIR Pharmaceuticals, Inc.*	8,836	36,051
Biodel, Inc.*	1,738	3,181
BioMimetic Therapeutics, Inc.*	1,488	18,898
BMP Sunstone Corp.*	2,491	24,686
Cadence Pharmaceuticals, Inc.*	2,580	19,479
Caraco Pharmaceutical Laboratories Ltd.*	813	3,691
Corcept Therapeutics, Inc.*	2,345	9,052
Cornerstone Therapeutics, Inc.*	514	2,976
Cumberland Pharmaceuticals, Inc.*	1,281	7,673
Cypress Bioscience, Inc.*	3,984	25,816
Depomed, Inc.*	5,437	34,579
Durect Corp.*	9,010	31,084
Eurand NV*	1,697	20,076
Hi-Tech Pharmacal Co., Inc.*	922	23,004
Impax Laboratories, Inc.*	6,500	130,715

EQUITY SECURITIES - CONT’D	shares	value
Pharmaceuticals - Cont’d
Inspire Pharmaceuticals, Inc.*	6,174	$51,862
Jazz Pharmaceuticals, Inc.*	1,384	27,237
Lannett Co., Inc.*	798	4,461
MAP Pharmaceuticals, Inc.*	1,600	26,784
Medicines Co.*	5,527	78,097
Medicis Pharmaceutical Corp.	6,259	167,679
Nektar Therapeutics*	9,765	125,480
Neostem, Inc.*	2,357	3,323
NuPathe, Inc.*	382	3,461
Obagi Medical Products, Inc.*	1,589	18,353
Optimer Pharmaceuticals, Inc.*	3,462	39,155
Pain Therapeutics, Inc.*	3,685	24,874
Par Pharmaceutical Co.’s, Inc.*	3,640	140,176
Pozen, Inc.*	2,758	18,341
Questcor Pharmaceuticals, Inc.*	5,713	84,152
Salix Pharmaceuticals Ltd.*	5,917	277,862
Santarus, Inc.*	5,438	17,782
Somaxon Pharmaceuticals, Inc.*	2,628	8,278
Sucampo Pharmaceuticals, Inc.*	729	2,799
SuperGen, Inc.*	4,667	12,228
Viropharma, Inc.*	8,079	139,928
VIVUS, Inc.*	8,394	78,652
XenoPort, Inc.*	2,847	24,256
		1,949,842

Professional Services - 1.2%
Acacia Research - Acacia Technologies*	3,506	90,946
Administaff, Inc.	2,259	66,189
Advisory Board Co.*	1,605	76,446
Barrett Business Services, Inc.	606	9,423
CBIZ, Inc.*	3,612	22,539
CDI Corp.	1,164	21,639
Corporate Executive Board Co.	3,557	133,565
CoStar Group, Inc.*	2,148	123,639
CRA International, Inc.*	1,024	24,074
Exponent, Inc.*	1,438	53,968
Franklin Covey Co.*	1,007	8,650
GP Strategies Corp.*	1,245	12,749
Heidrick & Struggles International, Inc	1,813	51,943
Hill International, Inc.*	2,682	17,353
Hudson Highland Group, Inc.*	2,983	17,391
Huron Consulting Group, Inc.*	2,285	60,438
ICF International, Inc.*	1,776	45,679
Kelly Services, Inc.*	2,745	51,606
Kforce, Inc.*	3,190	51,614
Korn/Ferry International*	4,776	110,373
LECG Corp.*	2,390	3,298
Mistras Group, Inc.*	1,338	18,036
Navigant Consulting, Inc.*	5,253	48,328
On Assignment, Inc.*	3,781	30,815

EQUITY SECURITIES - CONT’D	shares	value
Professional Services - Cont’d
Resources Connection, Inc.	4,809	$89,399
School Specialty, Inc.*	1,957	27,261
SFN Group, Inc.*	5,390	52,606
The Dolan Co.*	3,146	43,792
TrueBlue, Inc.*	4,576	82,322
Volt Information Sciences, Inc.*	1,555	13,451
VSE Corp.	430	14,199
		1,473,731

Real Estate Investment Trusts - 7.1%
Acadia Realty Trust	4,165	75,970
Agree Realty Corp.	808	21,162
Alexander’s, Inc.	213	87,816
American Campus Communities, Inc.	6,683	212,252
American Capital Agency Corp.	5,171	148,615
Anworth Mortgage Asset Corp.	12,334	86,338
Apollo Commercial Real Estate Finance, Inc.	1,790	29,267
Ashford Hospitality Trust, Inc.*	4,213	40,655
Associated Estates Realty Corp.	4,250	64,983
BioMed Realty Trust, Inc.	13,387	249,668
Campus Crest Communities, Inc.	3,138	43,995
CapLease, Inc.	5,937	34,553
Capstead Mortgage Corp.	7,279	91,643
CBL & Associates Properties, Inc.	14,334	250,845
Cedar Shopping Centers, Inc.	5,667	35,645
Chatham Lodging Trust	797	13,748
Chesapeake Lodging Trust	1,538	28,930
Cogdell Spencer, Inc.	4,463	25,885
Colonial Properties Trust	7,976	143,967
Colony Financial, Inc.	1,358	27,187
Coresite Realty Corp.	2,017	27,512
Cousins Properties, Inc.	9,416	78,529
CreXus Investment Corp.	1,405	18,406
Cypress Sharpridge Investments, Inc.	5,128	66,202
DCT Industrial Trust, Inc.	21,924	116,416
DiamondRock Hospitality Co.*	16,020	192,240
DuPont Fabros Technology, Inc.	4,252	90,440
Dynex Capital, Inc.	2,090	22,823
EastGroup Properties, Inc.	2,797	118,369
Education Realty Trust, Inc.	5,910	45,921
Entertainment Properties Trust	4,826	223,203
Equity Lifestyle Properties, Inc.	2,715	151,850
Equity One, Inc.	4,154	75,520
Excel Trust, Inc.	1,391	16,831
Extra Space Storage, Inc.	9,054	157,540
FelCor Lodging Trust, Inc.*	9,993	70,351
First Industrial Realty Trust, Inc.*	5,870	51,421
First Potomac Realty Trust	5,162	86,825
Franklin Street Properties Corp.	7,181	102,329
Getty Realty Corp.	2,172	67,940
Gladstone Commercial Corp.	887	16,702

EQUITY SECURITIES - CONT’D	shares	value
Real Estate Investment Trusts - Cont’d
Glimcher Realty Trust	8,705	$73,122
Government Properties Income Trust	2,809	75,253
Hatteras Financial Corp.	4,736	143,359
Healthcare Realty Trust, Inc.	6,467	136,906
Hersha Hospitality Trust	13,782	90,961
Highwoods Properties, Inc.	7,433	236,741
Home Properties, Inc.	3,852	213,747
Hudson Pacific Properties, Inc.	1,567	23,583
Inland Real Estate Corp.	7,720	67,936
Invesco Mortgage Capital, Inc.	4,093	89,391
Investors Real Estate Trust	7,791	69,885
iStar Financial, Inc.*	9,695	75,815
Kilroy Realty Corp	5,639	205,654
Kite Realty Group Trust	5,032	27,223
LaSalle Hotel Properties	7,247	191,321
Lexington Realty Trust	10,040	79,818
LTC Properties, Inc.	2,645	74,272
Medical Properties Trust, Inc.	11,547	125,054
MFA Financial, Inc.	29,088	237,358
Mid-America Apartment Communities, Inc.	3,375	214,279
Mission West Properties, Inc.	1,847	12,356
Monmouth Real Estate Investment Corp.	2,467	20,970
MPG Office Trust, Inc.*	4,455	12,251
National Health Investors, Inc.	2,536	114,171
National Retail Properties, Inc.	8,649	229,199
Newcastle Investment Corp.*	5,753	38,545
NorthStar Realty Finance Corp.	6,999	33,245
Omega Healthcare Investors, Inc.	10,185	228,551
One Liberty Properties, Inc.	782	13,059
Parkway Properties, Inc.	2,239	39,227
Pebblebrook Hotel Trust	3,785	76,911
Pennsylvania Real Estate Investment Trust	5,742	83,431
Pennymac Mortgage Investment Trust	1,553	28,187
Post Properties, Inc.	5,046	183,170
Potlatch Corp.	4,148	135,017
PS Business Parks, Inc.	1,922	107,094
RAIT Financial Trust*	8,260	18,089
Ramco-Gershenson Properties Trust	3,939	49,041
Redwood Trust, Inc.	8,087	120,739
Resource Capital Corp.	4,076	30,081
Retail Opportunity Investments Corp.	4,340	43,009
Sabra Healthcare REIT, Inc.	2,542	46,773
Saul Centers, Inc.	656	31,062
Sovran Self Storage, Inc.	2,863	105,387
Starwood Property Trust, Inc.	4,940	106,111
Strategic Hotels & Resorts, Inc.*	14,591	77,186
Sun Communities, Inc.	1,971	65,654
Sunstone Hotel Investors, Inc.*	12,129	125,293
Tanger Factory Outlet Centers, Inc.	4,201	215,049
Terreno Realty Corp.*	909	16,298
Two Harbors Investment Corp.	2,419	23,682
UMH Properties, Inc.	1,025	10,455

EQUITY SECURITIES - CONT’D	shares	value
Real Estate Investment Trusts - Cont’d
Universal Health Realty Income Trust	1,173	$42,850
Urstadt Biddle Properties, Inc.	2,125	41,331
U-Store-It Trust	9,702	92,460
Walter Investment Management Corp.	2,668	47,864
Washington Real Estate Investment Trust	6,628	205,402
Winthrop Realty Trust	2,311	29,558
		8,860,930

Real Estate Management & Development - 0.1%
Avatar Holdings, Inc.*	824	16,332
Consolidated-Tomoka Land Co.	562	16,242
Forestar Group, Inc.*	3,780	72,954
Kennedy-Wilson Holdings, Inc.*	1,927	19,251
Tejon Ranch Co.*	1,359	37,440
Thomas Properties Group, Inc.*	3,268	13,791
		176,010

Road & Rail - 1.0%
Amerco, Inc.*	887	85,187
Arkansas Best Corp.	2,627	72,032
Avis Budget Group, Inc.*	10,659	165,854
Celadon Group, Inc.*	2,068	30,586
Dollar Thrifty Automotive Group, Inc.*	2,974	140,551
Genesee & Wyoming, Inc.*	4,025	213,124
Heartland Express, Inc.	5,235	83,865
Knight Transportation, Inc.	6,172	117,268
Marten Transport Ltd.	1,597	34,144
Old Dominion Freight Line, Inc.*	4,336	138,708
PAM Transportation Services, Inc.*	426	4,780
Patriot Transportation Holding, Inc.*	151	14,037
Quality Distribution, Inc.*	828	7,526
RailAmerica, Inc.*	2,144	27,765
Roadrunner Transportation Systems, Inc.*	984	14,229
Saia, Inc.*	1,647	27,324
Universal Truckload Services, Inc.*	475	7,562
USA Truck, Inc.*	816	10,796
Werner Enterprises, Inc.	4,468	100,977
		1,296,315

Semiconductors & Semiconductor Equipment - 3.8%
Advanced Analogic Technologies, Inc.*	4,464	17,901
Advanced Energy Industries, Inc.*	3,778	51,532
Alpha & Omega Semiconductor Ltd.*	471	6,043
Amkor Technology, Inc.*	10,892	80,492
Anadigics, Inc.*	6,771	46,923
Applied Micro Circuits Corp.*	6,796	72,581
ATMI, Inc.*	3,269	65,184
Axcelis Technologies, Inc.*	9,665	33,441
AXT, Inc.*	2,876	30,025
Brooks Automation, Inc.*	6,748	61,204
Cabot Microelectronics Corp.*	2,453	101,677

EQUITY SECURITIES - CONT’D	shares	value
Semiconductors & Semiconductor Equipment - Cont’d
Cavium Networks, Inc.*	4,606	$173,554
Ceva, Inc.*	2,178	44,649
Cirrus Logic, Inc.*	7,097	113,410
Cohu, Inc.	2,446	40,555
Conexant Systems, Inc.*	7,533	12,279
Cymer, Inc.*	3,123	140,754
Diodes, Inc.*	3,520	95,005
DSP Group, Inc.*	2,403	19,560
Energy Conversion Devices, Inc.*	4,751	21,855
Entegris, Inc.*	13,636	101,861
Entropic Communications, Inc.*	6,671	80,586
Evergreen Solar, Inc.*	19,980	11,648
Exar Corp.*	3,348	23,369
FEI Co.*	3,948	104,267
Formfactor, Inc.*	5,191	46,096
FSI International, Inc.*	2,985	13,194
GSI Technology, Inc.*	2,002	16,216
GT Solar International, Inc.*	6,480	59,098
Hittite Microwave Corp.*	2,836	173,109
Ikanos Communications, Inc.*	2,788	3,736
Inphi Corp.*	698	14,023
Integrated Device Technology, Inc.*	15,879	105,754
Integrated Silicon Solution, Inc.*	2,404	19,304
IXYS Corp.*	2,494	28,980
Kopin Corp.*	6,180	25,709
Kulicke & Soffa Industries, Inc.*	7,280	52,416
Lattice Semiconductor Corp.*	12,038	72,950
LTX-Credence Corp.*	5,082	37,607
Mattson Technology, Inc.*	4,642	13,926
MaxLinear, Inc.*	693	7,457
Micrel, Inc.	5,279	68,574
Microsemi Corp.*	8,618	197,352
Mindspeed Technologies, Inc.*	2,963	18,074
MIPS Technologies, Inc.*	5,075	76,937
MKS Instruments, Inc.*	5,201	127,372
Monolithic Power Systems, Inc.*	3,357	55,458
MoSys, Inc.*	2,517	14,322
Nanometrics, Inc.*	1,653	21,208
Netlogic Microsystems, Inc.*	6,501	204,196
NVE Corp.*	488	28,221
Omnivision Technologies, Inc.*	5,754	170,376
PDF Solutions, Inc.*	2,096	10,103
Pericom Semiconductor Corp.*	2,352	25,825
Photronics, Inc.*	5,544	32,765
PLX Technology, Inc.*	3,845	13,880
Power Integrations, Inc.	2,559	102,718
RF Micro Devices, Inc.*	27,868	204,830
Rubicon Technology, Inc.*	1,629	34,339
Rudolph Technologies, Inc.*	2,894	23,818
Semtech Corp.*	6,446	145,937
Sigma Designs, Inc.*	3,229	45,755
Silicon Image, Inc.*	7,111	52,266

EQUITY SECURITIES - CONT’D	shares	value
Semiconductors & Semiconductor Equipment - Cont’d
Spansion, Inc.*	1,203	$24,902
Standard Microsystems Corp.*	2,327	67,087
Supertex, Inc.*	1,019	24,639
Tessera Technologies, Inc.*	5,213	115,468
Trident Microsystems, Inc.*	7,369	13,117
TriQuint Semiconductor, Inc.*	16,114	188,373
Ultra Clean Holdings, Inc.*	2,008	18,694
Ultratech, Inc.*	2,485	49,402
Veeco Instruments, Inc.*	4,209	180,819
Volterra Semiconductor Corp.*	2,572	59,568
Zoran Corp.*	5,320	46,816
		4,703,141

Software - 4.1%
ACI Worldwide, Inc.*	3,531	94,878
Actuate Corp.*	4,708	26,836
Advent Software, Inc.*	1,637	94,815
American Software, Inc.	1,795	12,152
Ariba, Inc.*	9,332	219,209
Aspen Technology, Inc.*	6,459	82,029
Blackbaud, Inc.	4,652	120,487
Blackboard, Inc.*	3,544	146,367
Bottomline Technologies, Inc.*	3,234	70,210
BroadSoft, Inc.*	798	19,056
CDC Corp.*	3,040	10,670
Commvault Systems, Inc.*	4,481	128,246
Concur Technologies, Inc.*	4,179	217,015
Convio, Inc.*	548	4,537
Deltek, Inc.*	2,049	14,876
DemandTec, Inc.*	1,564	16,954
Digimarc Corp.*	626	18,786
Ebix, Inc.*	2,790	66,039
Epicor Software Corp.*	5,079	51,298
EPIQ Systems, Inc.	3,399	46,668
ePlus, Inc.*	291	6,879
Fair Isaac Corp	4,290	100,257
FalconStor Software, Inc.*	2,372	7,946
Fortinet, Inc.*	4,290	138,781
Guidance Software, Inc.*	1,234	8,872
Interactive Intelligence, Inc.*	1,211	31,680
JDA Software Group, Inc.*	4,327	121,156
Kenexa Corp.*	2,345	51,098
Lawson Software, Inc.*	14,405	133,246
Magma Design Automation, Inc.*	6,009	30,105
Manhattan Associates, Inc.*	2,357	71,983
Mentor Graphics Corp.*	11,077	132,924
MicroStrategy, Inc.*	863	73,761
Monotype Imaging Holdings, Inc.*	2,311	25,652
Motricity, Inc.*	565	10,492
Netscout Systems, Inc.*	3,174	73,034
NetSuite, Inc.*	1,698	42,450
Opnet Technologies, Inc.	1,379	36,916

EQUITY SECURITIES - CONT’D	shares	value
Software - Cont’d
Parametric Technology Corp.*	12,052	$271,532
Pegasystems, Inc.	1,679	61,502
Progress Software Corp.*	4,378	185,277
PROS Holdings, Inc.*	2,009	22,883
QAD, Inc.:
Class B*	102	1,017
Common Stock*	409	3,724
QLIK Technologies, Inc.*	1,425	36,779
Quest Software, Inc.*	6,223	172,626
Radiant Systems, Inc.*	3,404	66,616
RealD, Inc.*	1,542	39,969
RealPage, Inc.*	1,507	46,611
Renaissance Learning, Inc.	1,221	14,457
Rosetta Stone, Inc.*	971	20,605
S1 Corp.*	5,376	37,094
Smith Micro Software, Inc.*	3,160	49,738
SolarWinds, Inc.*	3,627	69,820
Sonic Solutions, Inc.*	3,934	59,010
Sourcefire, Inc.*	2,852	73,952
SRS Labs, Inc.*	917	8,079
SS&C Technologies Holdings, Inc.*	1,158	23,751
SuccessFactors, Inc.*	6,532	189,167
Synchronoss Technologies, Inc.*	2,405	64,238
Take-Two Interactive Software, Inc.*	7,312	89,499
Taleo Corp.*	4,128	114,139
TeleCommunication Systems, Inc.*	4,709	21,991
TeleNav, Inc.*	747	5,438
THQ, Inc.*	7,015	42,511
TIBCO Software, Inc.*	17,249	339,978
TiVo, Inc.*	11,989	103,465
Tyler Technologies, Inc.*	2,949	61,221
Ultimate Software Group, Inc.*	2,587	125,806
VASCO Data Security International, Inc.*	2,797	22,740
VirnetX Holding Corp.	3,513	52,168
Wave Systems Corp.*	7,430	29,274
Websense, Inc.*	4,485	90,821
		5,175,858

Specialty Retail - 3.2%
America’s Car-Mart, Inc.*	926	25,076
AnnTaylor Stores Corp.*	6,104	167,189
Asbury Automotive Group, Inc.*	3,014	55,699
Ascena Retail Group, Inc.*	6,164	162,853
Barnes & Noble, Inc.	4,003	56,642
Bebe Stores, Inc.	3,035	18,089
Big 5 Sporting Goods Corp.	2,261	34,525
Body Central Corp.*	590	8,419
Books-A-Million, Inc.	554	3,213
Borders Group, Inc.*	3,373	3,036
Brown Shoe Co., Inc.	4,508	62,796
Build-A-Bear Workshop, Inc.*	1,790	13,676
Cabela’s, Inc.*	4,174	90,785

EQUITY SECURITIES - CONT’D	shares	value
Specialty Retail - Cont’d
Casual Male Retail Group, Inc.*	3,868	$18,334
Cato Corp.	2,890	79,215
Charming Shoppes, Inc.*	12,029	42,703
Christopher & Banks Corp.	3,717	22,860
Citi Trends, Inc.*	1,540	37,807
Coldwater Creek, Inc.*	6,271	19,879
Collective Brands, Inc.*	6,726	141,919
Conn’s, Inc.*	780	3,650
Destination Maternity Corp.*	517	19,610
DSW, Inc.*	1,467	57,360
Express, Inc.	1,658	31,170
Finish Line, Inc.	5,277	90,712
Genesco, Inc.*	2,497	93,613
Group 1 Automotive, Inc.	2,547	106,363
Haverty Furniture Co.’s, Inc.	1,689	21,923
hhgregg, Inc.*	1,366	28,618
Hibbett Sports, Inc.*	2,991	110,368
HOT Topic, Inc.	4,130	25,895
Jo-Ann Stores, Inc.*	2,841	171,085
Jos A Bank Clothiers, Inc.*	2,857	115,194
Kirkland’s, Inc.*	1,736	24,356
Lithia Motors, Inc.	2,010	28,723
Lumber Liquidators Holdings, Inc.*	2,308	57,492
MarineMax, Inc.*	2,047	19,139
Men’s Wearhouse, Inc.	5,464	136,491
Midas, Inc.*	1,479	11,995
Monro Muffler, Inc.	3,090	106,883
New York & Co., Inc.*	1,850	8,177
OfficeMax, Inc.*	8,806	155,866
Pacific Sunwear of California, Inc.*	6,164	33,409
Penske Automotive Group, Inc.*	4,592	79,993
Pier 1 Imports, Inc.*	10,854	113,967
Rent-A-Center, Inc.	6,832	220,537
Rue21, Inc.*	1,524	44,668
Sally Beauty Holdings, Inc.*	9,787	142,205
Select Comfort Corp.*	5,671	51,776
Shoe Carnival, Inc.*	949	25,623
Sonic Automotive, Inc.	4,139	54,800
Stage Stores, Inc.	4,018	69,672
Stein Mart, Inc.	2,802	25,919
Systemax, Inc.*	1,000	14,100
Talbots, Inc.*	7,289	62,102
The Buckle, Inc.	2,711	102,394
The Pep Boys-Manny, Moe & Jack	5,445	73,126
The Childrens Place Retail Stores, Inc.*	2,670	132,539
Ulta Salon Cosmetics & Fragrance, Inc.*	3,259	110,806
Vitamin Shoppe, Inc.*	1,655	55,674
West Marine, Inc.*	1,507	15,944
Wet Seal, Inc.*	10,556	39,057
Winmark Corp.	223	7,502
Zumiez, Inc.*	2,133	57,314
		4,022,525

EQUITY SECURITIES - CONT’D	shares	value
Textiles, Apparel & Luxury Goods - 2.0%
American Apparel, Inc.*	2,699	$4,480
Carter’s, Inc.*	6,167	181,988
Cherokee, Inc.	800	15,048
Columbia Sportswear Co.	1,185	71,455
CROCS, Inc.*	8,907	152,488
Culp, Inc.*	821	8,506
Deckers Outdoor Corp.*	4,017	320,316
Delta Apparel, Inc.*	555	7,492
G-III Apparel Group Ltd.*	1,600	56,240
Iconix Brand Group, Inc.*	7,494	144,709
Joe’s Jeans, Inc.*	3,939	6,145
Jones Group, Inc.	9,046	140,575
Kenneth Cole Productions, Inc.*	718	8,968
K-Swiss, Inc.*	2,719	33,906
Lacrosse Footwear, Inc.	436	7,150
Liz Claiborne, Inc.*	9,811	70,247
Maidenform Brands, Inc.*	2,379	56,549
Movado Group, Inc.*	1,614	26,050
Oxford Industries, Inc.	1,434	36,725
Perry Ellis International, Inc.*	933	25,629
Quiksilver, Inc.*	13,454	68,212
RG Barry Corp.	783	8,707
Skechers U.S.A., Inc.*	3,592	71,840
Steven Madden Ltd.*	2,545	106,177
Timberland Co.*	4,054	99,688
True Religion Apparel, Inc.*	2,638	58,722
Under Armour, Inc.*	3,652	200,276
Unifi, Inc.*	1,199	20,299
Vera Bradley, Inc.*	1,298	42,834
Volcom, Inc.	2,004	37,815
Warnaco Group, Inc.*	4,610	253,873
Wolverine World Wide, Inc.	5,149	164,150
		2,507,259

Thrifts & Mortgage Finance - 1.4%
Abington Bancorp, Inc.	2,164	25,817
Astoria Financial Corp.	8,964	124,689
Bank Mutual Corp.	4,721	22,566
BankFinancial Corp.	1,984	19,344
Beneficial Mutual Bancorp, Inc.*	3,603	31,814
Berkshire Hills Bancorp, Inc.	1,302	28,774
BofI Holding, Inc.*	653	10,128
Brookline Bancorp, Inc.	6,129	66,500
Clifton Savings Bancorp, Inc.	836	9,037
Dime Community Bancshares, Inc.	2,772	40,443
Doral Financial Corp.*	1,956	2,699
ESB Financial Corp.	726	11,790
ESSA Bancorp, Inc.	1,473	19,473
Federal Agricultural Mortgage Corp., Class C	895	14,606
First Financial Holdings, Inc.	1,715	19,740
Flagstar Bancorp, Inc.*	4,352	7,094
Flushing Financial Corp.	3,234	45,276

EQUITY SECURITIES - CONT’D	shares	value
Thrifts & Mortgage Finance - Cont’d
Fox Chase Bancorp, Inc.*	526	$6,233
Heritage Financial Group, Inc.	132	1,639
Home Federal Bancorp, Inc.	1,548	18,994
Kaiser Federal Financial Group, Inc.	227	2,629
Kearny Financial Corp.	1,413	12,152
Meridian Interstate Bancorp, Inc.*	838	9,880
MGIC Investment Corp.*	20,811	212,064
NASB Financial, Inc.	278	4,659
NewAlliance Bancshares, Inc.	11,002	164,810
Northwest Bancshares, Inc.	11,494	135,169
OceanFirst Financial Corp.	1,506	19,382
Ocwen Financial Corp.*	7,706	73,515
Oritani Financial Corp.	5,768	70,600
PMI Group, Inc.*	14,839	48,969
Provident Financial Services, Inc.	6,221	94,124
Provident New York Bancorp	4,034	42,317
Radian Group, Inc.	13,807	111,423
Rockville Financial, Inc.	708	8,652
Roma Financial Corp.	676	7,166
Territorial Bancorp, Inc.	1,270	25,286
Trustco Bank Corp. NY	7,981	50,600
United Financial Bancorp, Inc.	1,552	23,699
ViewPoint Financial Group, Inc.	1,461	17,079
Waterstone Financial, Inc.*	553	1,797
Westfield Financial, Inc.	2,745	25,391
WSFS Financial Corp.	490	23,246
		1,711,265

Tobacco - 0.2%
Alliance One International, Inc.*	9,249	39,216
Star Scientific, Inc.*	8,949	17,450
Universal Corp.	2,509	102,116
Vector Group Ltd.	4,709	81,560
		240,342

Trading Companies & Distributors - 0.9%
Aceto Corp.	2,638	23,742
Aircastle Ltd.	5,268	55,051
Applied Industrial Technologies, Inc.	4,395	142,750
Beacon Roofing Supply, Inc.*	4,729	84,507
BlueLinx Holdings, Inc.*	916	3,353
CAI International, Inc.*	1,034	20,266
DXP Enterprises, Inc.*	857	20,568
H&E Equipment Services, Inc.*	2,568	29,712
Houston Wire & Cable Co.	1,646	22,122
Interline Brands, Inc.*	3,424	77,964
Kaman Corp.	2,691	78,227
Lawson Products, Inc.	334	8,313
RSC Holdings, Inc.*	5,110	49,772
Rush Enterprises, Inc.*	3,309	67,636
SeaCube Container Leasing Ltd.	1,121	15,761

EQUITY SECURITIES - CONT’D	shares	value
Trading Companies & Distributors - Cont’d
TAL International Group, Inc.	1,737	$53,621
Textainer Group Holdings Ltd.	882	25,128
Titan Machinery, Inc.*	1,351	26,074
United Rentals, Inc.*	6,275	142,756
Watsco, Inc.	2,889	182,238
		1,129,561

Water Utilities - 0.2%
American States Water Co.	1,927	66,424
Artesian Resources Corp.	490	9,285
Cadiz, Inc.*	1,262	15,699
California Water Service Group	2,045	76,217
Connecticut Water Service, Inc.	883	24,618
Consolidated Water Co., Inc.	1,510	13,847
Middlesex Water Co.	1,560	28,626
SJW Corp.	1,344	35,576
York Water Co.	1,309	22,633
		292,925

Wireless Telecommunication Services - 0.3%
FiberTower Corp.*	4,250	18,955
ICO Global Communications Holdings Ltd.*	8,726	13,089
NTELOS Holdings Corp.	3,052	58,141
Shenandoah Telecommunications Co.	2,464	46,151
Syniverse Holdings, Inc.*	7,238	223,292
USA Mobility, Inc.	2,298	40,835
		400,463

Total Equity Securities (Cost $107,442,664)		121,247,370

	Principal
u.s. treasury - 0.6%	Amount
United States Treasury Bills, 3/10/11^	$700,000	699,841

Total U.S. Treasury (Cost $699,841)		699,841

exchange traded funds - 1.4%
iShares Russell 2000 Index Fund	23,200	1,814,936

Total Exchange Traded Funds (Cost $1,543,545)		1,814,936

u.s. government agencIes and InstrumentalItIes - 0.8%
Federal Home Loan Bank Discount Notes, 1/3/11	1,000,000	1,000,000

Total U.S. Government Agencies And Instrumentalities (Cost $1,000,000)		1,000,000

			PrIncipal
CORPORATE BONDS - 0.0%			Amount	value
GAMCO INVS, Inc., Zero Coupon, 12/31/15			$23	$2,301

Total Corporate Bonds (Cost $2,301)			2,301	2,888,427

TOTAL INVESTMENTS (Cost $110,688,351) - 99.6%				124,764,448
Other assets and liabilities, net - 0.4%				543,659
net assets - 100%				$125,308,107

net assets consIst of:
Paid-in capital applicable to the following shares of common stock outstanding; $0.10 par value, 20,000,000 shares authorized:
Class I: 1,893,097 shares outstanding				$108,666,274
Class F: 96,268 shares outstanding				4,798,915
Undistributed net investment income				178,581
Accumulated net realized gain (loss) on investments				(2,426,528)
Net unrealized appreciation (depreciation) on investments				14,090,865

net assets				$125,308,107

net asset value Per share:
Class I (based on net assets of $119,223,052)				$62.98
Class F (based on net assets of $6,085,055)				$63.21

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini Russell 2000 Index^	32	3/11	$2,503,360	$14,768

(b)	This security was valued by the Board of Directors. See note A.
^	Futures collateralized by 700,000 units of U.S. Treasury Bills.
*	Non-income producing security.

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $103)	$1,389,111
Interest income	3,194
Total investment income	1,392,305

Expenses:
Investment advisory fee	326,908
Transfer agency fees and expenses	4,218
Accounting fees	15,096
Distribution Plan expenses:
Class F	8,500
Directors’ fees and expenses	12,576
Administrative fees	93,402
Custodian fees	124,850
Reports to shareholders	94,338
Professional fees	36,518
Contract services	57,507
Miscellaneous	2,717
Total expenses	776,630
Reimbursement from Advisor:
Class I	(106,865)
Class F	(6,453)
Fees paid indirectly	(571)
Net expenses	662,741

net Investment Income	729,564

realIzed and unrealIzed gaIn (loss)
Net realized gain (loss) on:
Investments	3,305,756
Futures	584,650
3,890,406
Change in unrealized appreciation (depreciation) on:
Investments	19,308,958
Futures	(42,864)
19,266,094

net realIzed and unrealIzed
gaIn (loss)	23,156,500

Increase (decrease) In net assets
resultIng from oPeratIons	$23,886,064

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
Increase (decrease) In net assets	2010	2009
Operations:
Net investment income	$729,564	$498,121
Net realized gain (loss)	3,890,406	(3,241,852)
Change in unrealized appreciation (depreciation)	19,266,094	17,639,928

Increase (decrease) In net assets
resultIng from oPeratIons	23,886,064	14,896,197

Distributions to shareholders from:
Net investment income:
Class I shares	(572,588)	(331,011)
Class F shares	(17,711)	(8,613)
Net realized gain:
Class I shares	—	(685,510)
Class F shares	—	(35,436)
Total distributions	(590,299)	(1,060,570)
Capital share transactions:
Shares sold:
Class I shares	39,802,784	8,103,966
Class F shares	2,816,443	2,505,356
Shares issued from merger (See Note F):
Class I shares	11,427,947	—
Reinvestment of distributions:
Class I shares	572,591	1,016,521
Class F shares	17,710	44,049
Shares redeemed:
Class I shares	(18,073,985)	(17,396,665)
Class F shares	(1,170,633)	(880,732)
Total capital share transactions	35,392,857	(6,607,505)

total Increase (decrease) In net assets	58,688,622	7,228,122

net assets
Beginning of year	66,619,485	59,391,363
End of year (including undistributed net investment income of $178,581 and $154,606, respectively)	$125,308,107	$66,619,485

caPItal share actIvIty
Shares sold:
Class I shares	756,460	197,679
Class F shares	51,791	60,682
Shares issued from merger (See Note F):
Class I shares	198,367	—
Reinvestment of distributions:
Class I shares	9,021	19,999
Class F shares	278	863
Shares redeemed:
Class I shares	(332,467)	(401,191)
Class F shares	(21,286)	(20,161)
Total capital share activity	662,164	(142,129)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”), formerly known as Summit Russell 2000 Small Cap Index Portfolio, a series of Calvert Variable Products, Inc. (the “Fund”), formerly known as Summit Mutual Funds, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Class F shares are subject to Distribution Plan Expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Portfolio may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, securities valued at $17 or 0.0% of net assets were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	valuatIon Inputs
Investments In securItIes	level 1	level 2	level 3		total
Equity securities**	$121,247,353	—	$17		$121,247,370
Exchange traded funds	1,814,936	—	—		1,814,936
Corporate Bonds	—	$2,301	—		2,301
U.S. government obligations	—	1,699,841	—		1,699,841
TOTAL	$123,062,289	$1,702,142	$17	*	$124,764,448

Other financial instruments***	$14,768	—	—		$14,768

 *             Level 3 securities represent 0.0% of net assets.

**	For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.
***	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/(depreciation) on the instrument.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instru-

ments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used for cash equitization.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company (“UNIFI”). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio’s average daily net assets. Under the terms of the agreement, $37,041 was payable at year end. In addition, $10,985 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense caps are .70% and .91% for Class I and Class F, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $10,583 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay the distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .20% annually of average daily net assets of Class F. Under the terms of the agreement, $1,005 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $205 for the year ended December 31, 2010. Under the terms of the agreement, $18 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $61,795,355 and $37,619,426, respectively.

CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-16	($1,082,498)
31-Dec-17	(1,375,857)

The Portfolio’s use of net capital loss carryforwards may be limited under certain tax provisions.

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$590,299	$339,624
Long term capital gain	—	720,946
Total	$590,299	$1,060,570

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$25,511,026
Unrealized (depreciation)	(11,397,013)
Net unrealized appreciation/(depreciation)	$14,114,013

Undistributed ordinary income	$187,259
Capital loss carryforward	($2,458,355)

Federal income tax cost of investments	$110,650,435

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, passive foreign investment companies, undistributed capital gains and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts.

Undistributed net investment income	($115,290)
Accumulated net realized gain (loss)	114,749
Paid-in Capital	541

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loan outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$17,451	1.52%	$1,541,425	June 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE F — REORGANIZATION

On December 10, 2009, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the Calvert Variable Series, Inc., Ameritas Small Company Equity Portfolio (“Small Company Equity”) for shares of the acquiring portfolio, Calvert Variable Products, Inc., Russell 2000 Index Portfolio (“Russell 2000 Index”) and the assumption of the liabilities of Small Company Equity. Shareholders approved the Plan at a meeting on April 16, 2010 and the reorganization took place on April 30, 2010.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Small Company Equity	645,127	Russell 2000 Index	198,367	$11,427,947

For financial reporting purposes, assets received and shares issued by Russell 2000 Index were recorded at fair value; however, the cost basis of the investments received from Small Company Equity were carried forward to align ongoing reporting of Russell 2000 Index’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
	NET	APPRECIATION	ACQUIRING	NET
MERGED PORTFOLIO	ASSETS	(DEPRECIATION)	PORTFOLIO	ASSETS
Small Company Equity	$11,427,947	$2,350,797	Russell 2000 Index	$76,346,665

Assuming the acquisition had been completed on January 1, 2010, Russell 2000 Index’s results of operations for the year ended December 31, 2010 would have been as follows:

Net investment income	$713,408	(a)
Net realized and change in unrealized gain (loss) on investments	$24,594,209	(b)
Net increase (decrease) in assets from operations	$25,307,617

Because Russell 2000 Index and Small Company Equity sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Small Company Equity that have been included in Russell 2000 Index’s Statement of Operations since April 30, 2010.

(a)	$729,564, as reported, plus ($16,156) from Small Company Equity pre-merger.
(b)	$23,156,500, as reported, plus $1,437,709 from Small Company Equity pre-merger.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 100% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class I Shares	2010 (z)	2009	2008 (z)
Net asset value, beginning	$50.19	$40.42	$67.00
Income from investment operations:
Net investment income	.43	.40	.62
Net realized and unrealized gain (loss)	12.66	10.19	(22.38)
Total from investment operations	13.09	10.59	(21.76)
Distributions from:
Net investment income	(.30)	(.27)	(1.13)
Net realized gain	—	(.55)	(3.69)
Total distributions	(.30)	(.82)	(4.82)
Total increase (decrease) in net asset value	12.79	9.77	(26.58)
Net asset value, ending	$62.98	$50.19	$40.42

Total return*	26.08%	26.17%	(33.95%)
Ratios to average net assets: A
Net investment income	.79%	.83%	1.13%
Total expenses	.82%	.86%	.70%
Expenses before offsets	.70%	.70%	.70%
Net expenses	.70%	.70%	.70%
Portfolio turnover	42%	24%	30%
Net assets, ending (in thousands)	$119,223	$63,320	$58,414

	Years Ended
	December 31,	December 31,
Class I Shares	2007 (z)	2006
Net asset value, beginning	$74.19	$65.46
Income from investment operations:
Net investment income	.74	.46
Net realized and unrealized gain (loss)	(1.98)	10.88
Total from investment operations	(1.24)	11.34
Distributions from:
Net investment income	(.47)	(.44)
Net realized gain	(5.48)	(2.17)
Total distributions	(5.95)	(2.61)
Total increase (decrease) in net asset value	(7.19)	8.73
Net asset value, ending	$67.00	$74.19

Total return*	(2.20%)	17.60%
Ratios to average net assets: A
Net investment income	1.04%	.84%
Total expenses	.64%	.65%
Expenses before offsets	.64%	.65%
Net expenses	.64%	.65%
Portfolio turnover	19%	24%
Net assets, ending (in thousands)	$91,676	$95,694

See notes to financial highlights.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class F Shares	2010 (z)	2009	2008 (z)
Net asset value, beginning	$50.38	$40.55	$66.78
Income from investment operations:
Net investment income	.32	.19	.58
Net realized and unrealized gain (loss)	12.70	10.32	(22.36)
Total from investment operations	13.02	10.51	(21.78)
Distributions from:
Net investment income	(.19)	(.13)	(.76)
Net realized gain	—	(.55)	(3.69)
Total distributions	(.19)	(.68)	(4.45)
Total increase (decrease) in net asset value	12.83	9.38	(26.23)
Net asset value, ending	$63.21	$50.38	$40.55

Total return*	25.83%	25.91%	(34.05%)
Ratios to average net assets: A
Net investment income	.58%	.63%	1.09%
Total expenses	1.06%	1.25%	.91%
Expenses before offsets	.91%	.91%	.91%
Net expenses	.91%	.91%	.91%
Portfolio turnover	42%	24%	30%
Net assets, ending (in thousands)	$6,085	$3,299	$977

	Years Ended
	December 31,	December 31,
Class F Shares	2007 (z)	2006
Net asset value, beginning	$74.02	$65.43
Income from investment operations:
Net investment income	.59	.31
Net realized and unrealized gain (loss)	(1.97)	10.87
Total from investment operations	(1.38)	11.18
Distributions from:
Net investment income	(.38)	(.42)
Net realized gain	(5.48)	(2.17)
Total distributions	(5.86)	(2.59)
Total increase (decrease) in net asset value	(7.24)	8.59
Net asset value, ending	$66.78	$74.02

Total return*	(2.40%)	17.35%
Ratios to average net assets: A
Net investment income	.84%	.64%
Total expenses	.84%	.85%
Expenses before offsets	.84%	.85%
Net expenses	.84%	.85%
Portfolio turnover	19%	24%
Net assets, ending (in thousands)	$699	$272

See notes to financial highlights.

A

Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.

Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2010. The data also indicated that the Portfolio outperformed its Lipper index for the five-year period ended June 30, 2010 and underperformed its Lipper index for the one- and three-year periods ended June 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2010 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors. Conclusions The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP EAFE

International Index

Portfolio

(formerly, Summit EAFE

International Index Portfolio)

Annual Report

December 31, 2010

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public
Accounting Firm
8	Statement of Net Assets
30	Statement of Operations
31	Statements of Changes in Net Assets
33	Notes to Financial Statements
39	Financial Highlights
42	Explanation of Financial Tables
43	Proxy Voting
44	Availability of Quarterly Portfolio Holdings
44	Basis for Board’s Approval of Investment
Advisory Contracts
48	Director and Officer Information Table

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by World Asset Management, Inc., Subadvisor

Calvert VP EAFE International Index Portfolio returned 6.71% (Class I) during 2010. Its benchmark, the Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE Index) returned 8.21% for the same period. The fund’s underperformance was largely attributable to fund expenses and the partial withholding of dividends by local tax authorities.

As an index fund, the portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the MSCI EAFE Index. In pursuit of this objective, the fund employs a passive management approach and uses sampling techniques to reduce transaction costs. In addition, cash flows into the fund were invested promptly to minimize their impact on total return.

The MSCI EAFE Index held shares in 21 countries at the end of 2010. Almost one-half of the Index was invested in Japan and the United Kingdom. These countries accounted for 22.1% and 21.3% of the benchmark’s holdings, respectively. Given that it had both the heaviest weight in the index and one of the strongest performances, Japan made the greatest contribution to the benchmark’s performance over the full year. Sweden, Denmark, and Hong Kong also were the top-performers, as each posted an annual return in excess of 20%. Greece and Spain were among the worst-performing countries in the index. They were down 44.9% and down 21.95%, respectively.

At the end of 2010, the MSCI EAFE Index had the greatest exposure to companies in the Financial sector, which comprised 23.8% of the index. It also had significant exposure to the Industrials and Materials sectors, which accounted for 12.7% and 11.5% of the index’s holdings, respectively.

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO*

     Comparison of change in value of a hypothetical $10,000 investment.

AVERAGE ANNUAL TOTAL RETURN (period ended 12.31.10)
	Class I	Class F
One year	6.71%	6.50%
Five year	1.57%	1.34%
Since inception (11.12.02)	8.15%	7.91%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

During 2010, the portfolio continued to meet its investment objective of closely tracking the total return of the Index. Since the EAFE Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the index, the portfolio incurs operating expenses. Net Asset Value (NAV) rounding also may have contributed to the difference between the fund’s return during the year and the return of the EAFE Index. NAV rounding occurs because mutual fund prices are carried out only to two decimal places. In addition, the portfolio’s performance was affected by dividend withholding in some countries. In some instances, a substantial portion of the dividends owed to investors may be withheld by a country’s tax collecting entity.  Sometimes the withheld amounts can be recovered, though often they cannot be.

Please remember that there are special risks of foreign investment inherent with an investment in this portfolio, such as currency fluctuation, and that past performance is no guarantee of future results.

January 2011

% of Total
Economic Sectors	Investments

Consumer Discretionary	10.6%
Consumer Staples	10.0%
Energy	7.8%
Exchange Traded Funds	0.3%
Financials	23.7%
Health Care	8.1%
Industrials	12.6%
Information Technology	5.1%
Materials	11.4%
Telecommunication Services	5.4%
Utilities	5.0%

Total	100%

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNTVALUE	DURING PERIOD*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Class I
Actual	$1,000.00	$1,241.00	$5.37

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.42	$4.84

Class F
Actual	$1,000.00	$1,240.00	$6.49

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.41	$5.85

* Expenses are equal to the Fund’s annualized expense ratio of 0.95% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP EAFE International Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP EAFE International Index Portfolio (formerly, the Summit EAFE International Index Portfolio) (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP EAFE International Index Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania
February 25, 2011

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

EQUITY SECURITIES - 98.7%	Shares	value
Australia - 8.6%
AGL Energy Ltd.	7,607	$118,577
Alumina Ltd.	41,243	104,686
Amcor Ltd.	20,642	142,608
AMP Ltd.	35,019	189,604
Asciano Ltd.*	49,456	80,736
ASX Ltd.	2,933	113,113
Australia & New Zealand Banking Group Ltd.	43,332	1,035,579
AXA Asia Pacific Holdings Ltd.	17,468	112,813
Bendigo and Adelaide Bank Ltd.	6,107	62,193
BGP Holdings plc*	77,172	-
BHP Billiton Ltd.	56,723	2,627,033
Billabong International Ltd.	3,520	29,362
BlueScope Steel Ltd.	30,817	70,968
Boral Ltd.	12,494	61,764
Brambles Ltd.	24,036	175,158
Caltex Australia Ltd.	2,346	34,504
CFS Retail Property Trust	35,752	64,402
Coca-Cola Amatil Ltd.	9,561	106,272
Cochlear Ltd.	955	78,596
Commonwealth Bank of Australia	26,176	1,360,185
Computershare Ltd.	7,513	82,893
Crown Ltd.	7,641	64,520
CSL Ltd.	9,309	345,762
CSR Ltd.	26,334	45,281
Dexus Property Group	81,480	66,299
Fairfax Media Ltd.	36,796	52,725
Fortescue Metals Group Ltd.*	21,004	140,594
Foster’s Group Ltd.	32,627	189,676
Goodman Fielder Ltd.	23,995	33,032
Goodman Group	107,659	71,623
GPT Group	29,793	89,650
Harvey Norman Holdings Ltd.	9,233	27,783
Incitec Pivot Ltd.	27,464	111,313
Insurance Australia Group Ltd.	35,138	139,539
Leighton Holdings Ltd.	2,286	72,017
Lend Lease Group	9,080	80,202
MacArthur Coal Ltd.	3,048	39,931
Macquarie Atlas Roads Group*	3,795	5,904
Macquarie Group Ltd.	5,823	220,574
MAp Group	6,470	19,800
Metcash Ltd.	12,940	54,433
Mirvac Group	55,206	69,217
National Australia Bank Ltd.	36,117	876,088
Newcrest Mining Ltd.	12,921	534,804
OneSteel Ltd.	22,506	59,660
Orica Ltd.	6,103	155,536
Origin Energy Ltd.	14,884	253,795
OZ Minerals Ltd.	52,756	92,873
Paladin Energy Ltd.*	11,514	58,098
Qantas Airways Ltd.*	19,293	50,156

EQUITY SECURITIES - CONT’D	Shares	value
Australia - Cont’d
QBE Insurance Group Ltd.	17,494	$324,978
QR National Ltd.*	28,868	81,253
Ramsay Health Care Ltd.	2,220	40,445
Rio Tinto Ltd.	7,365	644,279
Santos Ltd.	14,085	189,570
Sims Metal Management Ltd.	2,835	62,588
Sonic Healthcare Ltd.	6,236	74,037
SP AusNet	23,512	20,936
Stockland	40,277	148,405
Suncorp Group Ltd.	21,657	190,849
TABCORP Holdings Ltd.	11,504	83,716
Tatts Group Ltd.	22,284	58,844
Telstra Corp. Ltd.	73,608	210,192
Toll Holdings Ltd.	11,285	66,183
Transurban Group	21,518	112,761
Wesfarmers Ltd.	2,567	84,863
Wesfarmers Ltd. PPS	16,988	556,391
Westfield Group	37,055	363,329
Westfield Retail Trust*	37,055	97,469
Westpac Banking Corp.	50,320	1,143,870
Woodside Petroleum Ltd.	10,509	457,774
Woolworths Ltd.	20,969	578,824
WorleyParsons Ltd.	3,237	88,592
		16,352,079

Austria - 0.3%
Erste Group Bank AG	3,193	150,272
IMMOFINANZ AG*	16,766	71,608
OMV AG	2,535	105,588
Raiffeisen Bank International AG	827	45,412
Telekom Austria AG	5,615	79,112
Verbund AG	1,312	48,990
Vienna Insurance Group AG Wiener Versicherung Gruppe	667	34,745
Voestalpine AG	1,857	88,664
		624,391

Belgium - 0.9%
Ageas	37,759	86,476
Anheuser-Busch InBev NV	12,203	699,500
Bekaert NV	653	75,125
Belgacom SA	2,570	86,480
Colruyt SA	1,274	64,923
Delhaize Group	1,709	126,505
Dexia SA*	9,629	33,530
Groupe Bruxelles Lambert SA	1,363	114,877
KBC Groep NV*	2,722	92,962
Mobistar SA	469	30,471
Nationale A Portefeuille	469	22,990
Solvay SA	1,002	107,023
UCB SA	1,704	58,583
Umicore SA	1,926	100,394
		1,699,839

EQUITY SECURITIES - CONT’D	Shares	value
Bermuda - 0.1%
Seadrill Ltd.	4,722	$159,832

China - 0.0%
Foxconn International Holdings Ltd.*	37,252	25,974

Cyprus - 0.0%
Bank of Cyprus Public Co. Ltd.	14,249	49,236

Denmark - 1.0%
A P Moller - Maersk A/S:
Series A	9	79,463
Series B	22	199,659
Carlsberg A/S, Series B	1,807	181,330
Coloplast A/S, Series B	395	53,797
Danske Bank A/S*	7,677	197,249
DSV A/S	3,535	78,314
Novo Nordisk A/S, Series B	7,087	800,942
Novozymes A/S, Series B	779	108,754
Tryg A/S	444	20,542
Vestas Wind Systems A/S*	3,442	108,908
William Demant Holding A/S*	409	30,277
		1,859,235

Finland - 1.1%
Elisa Oyj	2,312	50,379
Fortum Oyj	7,507	226,519
Kesko Oyj, Series B	1,130	52,863
Kone Oyj, Series B	2,631	146,586
Metso Oyj	2,159	120,867
Neste Oil Oyj	2,228	35,658
Nokia Oyj	63,296	656,137
Nokian Renkaat Oyj	1,827	67,167
Orion Oyj, Class B	1,615	35,408
Outokumpu Oyj	2,226	41,380
Pohjola Bank plc	2,401	28,844
Rautaruukki Oyj	1,463	34,309
Sampo Oyj	7,100	190,656
Sanoma Oyj	1,398	30,369
Stora Enso Oyj, Series R	9,832	101,196
UPM-Kymmene Oyj	8,788	155,596
Wartsila Oyj	1,333	101,940
		2,075,874

France - 8.9%
Accor SA	2,499	111,452
Aeroports de Paris	516	40,822
Air France-KLM*	2,348	42,862
Air Liquide SA	4,780	605,871
Alcatel-Lucent*	39,179	114,390
Alstom SA	3,476	166,710
Atos Origin SA*	787	41,994

EQUITY SECURITIES - CONT’D	Shares	value
France - Cont’d
AXA SA	29,028	$484,021
BioMerieux	205	20,268
BNP Paribas	16,228	1,034,763
Bouygues	3,900	168,477
Bureau Veritas SA	829	62,975
Cap Gemini SA	2,486	116,299
Carrefour SA	10,126	418,380
Casino Guichard-Perrachon SA	932	91,058
Christian Dior SA	1,075	153,909
Cie de Saint-Gobain	6,740	347,535
Cie Generale de Geophysique-Veritas*	2,429	74,091
Cie Generale des Etablissements Michelin, Common Series B	2,944	211,733
Cie Generale d’Optique Essilor International SA	3,396	219,113
CNP Assurances SA	2,582	46,701
Credit Agricole SA	16,264	207,020
Dassault Systemes SA	1,000	75,563
Edenred*	2,667	63,276
EDF SA	4,374	179,814
Eiffage SA	704	31,119
Eramet	91	31,261
Eurazeo SA	503	37,382
Eutelsat Communications	1,674	61,408
Fonciere Des Regions	422	40,919
France Telecom SA	31,337	654,516
GDF Suez	21,020	755,883
Gecina SA	326	35,937
Groupe Danone	9,855	620,607
Groupe Eurotunnel SA	8,063	71,056
Hermes International	178	37,368
Icade SA	404	41,311
Iliad SA	282	30,743
Imerys SA	655	43,761
JC Decaux SA*	1,154	35,586
Klepierre SA	1,602	57,919
Lafarge SA	3,389	212,965
Lagardere SCA	1,994	82,333
Legrand SA	2,668	108,895
L’Oreal SA	4,051	450,751
LVMH Moet Hennessy Louis Vuitton SA	4,138	682,223
Metropole Television SA	1,120	27,150
Natixis*	14,745	69,118
Neopost SA	542	47,329
PagesJaunes Groupe	2,198	20,018
Pernod-Ricard SA	3,345	315,210
PPR SA	1,283	204,480
PSA Peugeot Citroen SA*	2,571	97,825
Publicis Groupe	2,088	109,062
Renault SA*	3,248	189,227
Safran SA	2,819	100,050
Sanofi-Aventis SA	17,723	1,135,787
Schneider Electric SA	4,115	617,256
SCOR SE	2,815	71,632

EQUITY SECURITIES - CONT’D	Shares	value
France - Cont’d
Societe BIC SA	464	$39,971
Societe Generale Groupe	10,628	572,494
Societe Television Francaise 1	2,040	35,518
Sodexo	1,593	110,025
Suez Environnement SA	4,552	94,191
Technip SA	1,663	153,903
Thales SA	1,513	53,060
Total SA	35,723	1,897,007
Unibail-Rodamco*	1,542	305,650
Vallourec SA	1,839	193,590
Veolia Environnement SA	5,839	171,027
Vinci SA	7,367	401,374
Vivendi	20,778	562,125
		16,817,119

Germany - 8.1%
Adidas AG	3,536	231,531
Allianz SE	7,671	913,646
Axel Springer AG	250	40,849
BASF SE	15,523	1,241,160
Bayer AG	13,976	1,035,108
Bayerische Motoren Werke AG:
Common	5,596	441,064
Preferred	907	46,768
Beiersdorf AG	1,703	94,711
Brenntag AG*	478	48,846
Celesio AG	1,330	33,132
Commerzbank AG*	11,980	89,113
Continental AG*	845	66,929
Daimler AG*	15,245	1,035,786
Deutsche Bank AG	15,740	824,250
Deutsche Boerse AG	3,295	228,593
Deutsche Lufthansa AG*	3,869	84,748
Deutsche Post AG	14,304	243,298
Deutsche Telekom AG	47,914	619,573
E.ON AG	30,438	934,959
Fraport AG Frankfurt Airport Services Worldwide	638	40,297
Fresenius Medical Care AG & Co. KGaA	3,249	188,110
Fresenius SE:
Common	490	41,180
Preferred	1,362	116,872
GEA Group AG	2,796	80,997
Hannover Rueckversicherung AG	1,048	56,333
HeidelbergCement AG	2,376	149,244
Henkel AG & Co. KGaA:
Common	2,195	113,519
Preferred	3,011	187,658
Hochtief AG	769	65,441
Infineon Technologies AG*	18,367	171,282
K+S AG	2,426	183,122
Kabel Deutschland Holding AG*	912	42,598

EQUITY SECURITIES - CONT’D	Shares	value
Germany - Cont’d
Lanxess AG	1,406	$111,289
Linde AG	2,854	434,029
MAN SE	1,787	212,982
Merck KGAA	1,092	87,532
Metro AG	2,191	158,106
Muenchener Rueckversicherungs AG	3,185	483,940
Porsche Automobil Holding SE, Preferred	1,478	118,096
ProSiebenSat.1 Media AG	1,294	38,994
Puma AG Rudolf Dassler Sport	91	30,225
RWE AG:
Common	7,077	472,868
Preferred	677	43,513
Salzgitter AG	731	56,559
SAP AG	14,505	740,151
Siemens AG	13,906	1,726,472
Suedzucker AG	1,152	30,742
ThyssenKrupp AG	5,652	234,548
TUI AG*	2,404	33,807
United Internet AG	2,086	33,986
Volkswagen AG:
Common	498	70,632
Preferred	2,875	467,449
Wacker Chemie AG	271	47,401
		15,324,038

Greece - 0.2%
Alpha Bank AE*	8,823	44,903
Coca Cola Hellenic Bottling Co. SA	3,090	80,120
EFG Eurobank Ergasias SA*	5,617	28,211
Hellenic Telecommunications Organization SA	4,260	34,860
National Bank of Greece SA*	16,159	130,932
OPAP SA	3,774	65,456
Public Power Corp. SA	2,016	29,106
		413,588

Guernsey - 0.1%
Resolution Ltd.	24,524	89,543

Hong Kong - 2.9%
AIA Group Ltd.*	132,317	371,933
ASM Pacific Technology Ltd.	3,427	43,426
Bank of East Asia Ltd.	25,754	109,003
BOC Hong Kong Holdings Ltd.	62,544	214,025
Cathay Pacific Airways Ltd.	19,946	55,040
Cheung Kong Holdings Ltd.	23,488	361,993
Cheung Kong Infrastructure Holdings Ltd.	7,837	35,892
CLP Holdings Ltd.	32,534	264,935
Esprit Holdings Ltd.	19,595	93,018
Genting Singapore plc*	102,913	175,625
Hang Lung Group Ltd.	13,580	89,447
Hang Lung Properties Ltd.	41,498	192,989
Hang Seng Bank Ltd.	12,925	212,167

EQUITY SECURITIES - CONT’D	Shares	value
Hong Kong - Cont’d
Henderson Land Development Co. Ltd.:
Common	18,299	$124,650
Warrants (strick price 58.00 HKD/share, expires 6/1/11)*	1,801	417
Hong Kong & China Gas Co. Ltd.	72,836	172,972
Hong Kong Exchanges and Clearing Ltd.	17,307	392,529
HongKong Electric Holdings	23,447	147,802
Hopewell Holdings	9,903	31,085
Hutchison Whampoa Ltd.	36,029	371,727
Hysan Development Co. Ltd.	10,957	51,732
Kerry Properties Ltd.	12,123	62,851
Li & Fung Ltd.	38,620	225,810
Lifestyle International Holdings Ltd.	10,208	25,083
Link REIT	37,220	115,635
Mongolia Energy Corp. Ltd.*	53,045	15,900
MTR Corp.	24,210	88,141
New World Development Ltd.	43,043	80,956
Noble Group Ltd.	50,217	84,915
NWS Holdings Ltd.	22,018	33,367
Orient Overseas International Ltd.	3,807	36,903
PCCW Ltd.	64,748	28,654
Shangri-La Asia Ltd.	21,960	59,609
Sino Land Co.	44,070	82,547
SJM Holdings Ltd.	25,567	40,587
Sun Hung Kai Properties Ltd.	23,890	395,234
Swire Pacific Ltd.	13,009	213,881
Wharf Holdings Ltd.	23,272	179,033
Wheelock & Co. Ltd.	15,453	62,422
Wing Hang Bank Ltd.	3,077	42,553
Yue Yuen Industrial Holdings Ltd.	12,898	46,294
		5,432,782

Ireland - 0.3%
CRH plc	11,962	248,321
Elan Corp. plc*	8,640	48,022
Experian plc	17,319	215,559
Kerry Group plc	2,369	79,225
Ryanair Holdings plc	3,031	15,304
The Governor & Co. of the Bank of Ireland*	59,065	29,665
		636,096

Israel - 0.8%
Bank Hapoalim BM*	16,756	87,486
Bank Leumi Le-Israel BM	19,924	102,338
Bezeq Israeli Telecommunication Corp Ltd.	29,392	89,900
Cellcom Israel Ltd.	859	27,974
Delek Group Ltd.	69	17,828
Elbit Systems Ltd.	407	21,780
Israel Chemicals Ltd.	7,491	128,813
Israel Corp Ltd.*	40	48,678
Israel Discount Bank Ltd.*	12,432	28,449
Makhteshim-Agan Industries Ltd.*	3,991	20,522
Mizrahi Tefahot Bank Ltd.	2,133	23,516

EQUITY SECURITIES - CONT’D	Shares	value
Isreal - Cont’d
NICE Systems Ltd.*	1,085	$38,339
Partner Communications Co. Ltd.	1,480	30,123
Teva Pharmaceutical Industries Ltd.	15,759	828,600
		1,494,346

Italy - 2.5%
A2A SpA	19,061	26,269
Assicurazioni Generali SpA	19,735	375,586
Atlantia SpA	4,058	82,991
Autogrill SpA*	1,990	28,171
Banca Carige SpA	9,831	20,645
Banca Monte dei Paschi di Siena SpA*	38,562	43,951
Banco Popolare SC	11,133	50,546
Enel Green Power SpA*	25,352	53,681
Enel SpA	111,253	557,264
ENI SpA	44,003	962,968
Exor SpA	1,114	36,822
Fiat SpA	12,922	267,038
Finmeccanica SpA	6,840	77,913
Intesa Sanpaolo SpA	130,178	353,925
Intesa Sanpaolo SpA-RSP	16,209	38,707
Luxottica Group SpA	1,964	59,973
Mediaset SpA	11,978	72,631
Mediobanca SpA:
Common	8,004	71,394
Warrants (strike price 9.00 EUR/share, expires 3/18/11)*	3,783	28
Parmalat SpA	29,211	80,201
Pirelli & C. SpA	4,134	33,497
Prelios SpA*	4,134	2,469
Prysmian SpA	3,164	54,029
Saipem SpA	4,474	220,746
Snam Rete Gas SpA	24,140	120,270
Telecom Italia SpA	158,312	205,030
Telecom Italia SpA - RSP	101,852	110,765
Terna Rete Elettrica Nazionale SpA	22,013	93,163
UniCredit SpA	228,027	472,754
Unione di Banche Italiane SCPA:
Common	10,262	90,022
Warrants (strike price 12.30 EUR/share, expires 6/30/11)*	5,007	21
		4,663,470

Japan - 21.9%
77 Bank Ltd.	5,996	31,855
ABC-Mart, Inc.	458	16,372
Advantest Corp.	2,698	61,094
Aeon Co. Ltd.	10,146	127,067
Aeon Credit Service Co. Ltd.	1,364	19,302
Aeon Mall Co. Ltd.	1,416	38,051
Air Water, Inc.	2,531	32,353
Aisin Seiki Co. Ltd.	3,237	114,637
Ajinomoto Co., Inc.	11,240	117,215
Alfresa Holdings Corp.	675	29,995

EQUITY SECURITIES - CONT’D	Shares	value
Japan - Cont’d
All Nippon Airways Co. Ltd.*	14,484	$54,097
Amada Co. Ltd.	6,203	50,542
Aozora Bank Ltd.	8,605	17,820
Asahi Breweries Ltd.	6,538	126,771
Asahi Glass Co. Ltd.	17,048	199,427
Asahi Kasei Corp.	21,335	139,384
Asics Corp.	2,607	33,550
Astellas Pharma, Inc.	7,513	286,628
Bank of Kyoto Ltd.	5,603	53,181
Bank of Yokohama Ltd.	20,704	107,444
Benesse Holdings, Inc.	1,201	55,368
Bridgestone Corp.	10,994	212,630
Brother Industries Ltd.	3,987	59,172
Canon Marketing Japan, Inc.	1,050	14,962
Canon, Inc.	19,161	994,364
Casio Computer Co. Ltd.	4,122	33,281
Central Japan Railway Co.	25	209,553
Chiba Bank Ltd.	12,865	83,731
Chiyoda Corp.	2,715	27,041
Chubu Electric Power Co., Inc.	10,961	269,685
Chugai Pharmaceutical Co. Ltd.	3,783	69,481
Chugoku Bank Ltd.	3,041	36,848
Chugoku Electric Power Co., Inc.	5,017	102,041
Chuo Mitsui Trust Holdings, Inc.	16,818	69,863
Citizen Holdings Co. Ltd.	4,263	29,427
Coca-Cola West Co. Ltd.	965	17,498
Cosmo Oil Co. Ltd.	10,315	33,822
Credit Saison Co. Ltd.	2,578	42,424
Dai Nippon Printing Co. Ltd.	9,471	129,121
Daicel Chemical Industries Ltd.	4,757	34,772
Daido Steel Co. Ltd.	4,909	28,864
Daihatsu Motor Co. Ltd.	3,341	51,314
Dai-ichi Life Insurance Co. Ltd.	135	219,495
Daiichi Sankyo Co. Ltd.	11,384	249,360
Daikin Industries Ltd.	3,963	140,690
Dainippon Sumitomo Pharma Co. Ltd.	2,766	25,163
Daito Trust Construction Co. Ltd.	1,291	88,480
Daiwa House Industry Co. Ltd.	8,111	99,782
Daiwa Securities Group, Inc.	28,088	144,725
Dena Co. Ltd.	1,393	50,002
Denki Kagaku Kogyo K K	8,353	39,744
Denso Corp.	8,218	283,844
Dentsu, Inc.	2,821	87,664
Dowa Holdings Co. Ltd.	4,310	28,317
East Japan Railway Co.	5,746	373,977
Eisai Co. Ltd.	4,260	154,384
Electric Power Development Co. Ltd.	1,970	61,850
Elpida Memory, Inc.*	3,177	37,008
FamilyMart Co. Ltd.	1,103	41,605
Fanuc Ltd.	3,238	497,724
Fast Retailing Co. Ltd.	896	142,808
Fuji Electric Holdings Co. Ltd.	9,732	30,351

EQUITY SECURITIES - CONT’D	Shares	value
Japan - Cont’d
Fuji Heavy Industries Ltd.	9,923	$77,060
Fuji Media Holdings, Inc.	8	12,662
FUJIFILM Holdings Corp.	7,828	283,304
Fujitsu Ltd.	31,488	219,300
Fukuoka Financial Group, Inc.	13,451	58,529
Furukawa Electric Co. Ltd.	11,055	49,739
Gree, Inc.	1,528	19,457
GS Yuasa Corp.	6,470	44,821
Gunma Bank Ltd.	6,882	37,835
Hachijuni Bank Ltd.	7,458	41,737
Hakuhodo DY Holdings, Inc.	405	23,239
Hamamatsu Photonics KK	1,164	42,585
Hankyu Hanshin Holdings, Inc.	19,340	89,876
Hino Motors Ltd.	4,494	24,374
Hirose Electric Co. Ltd.	556	62,711
Hiroshima Bank Ltd.	8,695	36,656
Hisamitsu Pharmaceutical Co., Inc.	1,157	48,776
Hitachi Chemical Co. Ltd.	1,811	37,526
Hitachi Construction Machinery Co. Ltd.	1,682	40,347
Hitachi High-Technologies Corp.	1,197	28,005
Hitachi Ltd.	76,364	407,588
Hitachi Metals Ltd.	2,867	34,457
Hokkaido Electric Power Co., Inc.	3,092	63,269
Hokuhoku Financial Group, Inc.	21,772	44,282
Hokuriku Electric Power Co.	2,979	73,259
Honda Motor Co. Ltd.	27,601	1,093,833
HOYA Corp.	7,352	178,714
Ibiden Co. Ltd.	2,167	68,436
Idemitsu Kosan Co. Ltd.	382	40,590
IHI Corp.	22,952	51,209
INPEX Corp.	36	211,008
Isetan Mitsukoshi Holdings Ltd.	6,335	73,716
Isuzu Motors Ltd.	20,075	91,312
Ito En Ltd.	951	15,826
ITOCHU Corp.	25,448	257,852
Itochu Techno-Solutions Corp.	504	18,917
Iyo Bank Ltd.	4,221	33,820
J Front Retailing Co. Ltd.	8,389	45,913
Japan Petroleum Exploration Co.	496	18,892
Japan Prime Realty Investment Corp.	11	33,898
Japan Real Estate Investment Corp.	8	83,032
Japan Retail Fund Investment Corp.	27	51,820
Japan Steel Works Ltd.	5,488	57,366
Japan Tobacco, Inc.	76	281,516
JFE Holdings, Inc.	7,788	271,488
JGC Corp.	3,502	76,278
Joyo Bank Ltd.	11,434	50,317
JS Group Corp.	4,232	93,221
JSR Corp.	3,113	58,135
JTEKT Corp.	3,531	41,697
Jupiter Telecommunications Co. Ltd.	42	44,213
JX Holdings, Inc.	37,960	257,824

EQUITY SECURITIES - CONT’D	Shares	value
Japan - Cont’d
Kajima Corp.	14,703	$39,148
Kamigumi Co. Ltd.	4,292	36,082
Kaneka Corp.	5,171	35,886
Kansai Electric Power Co., Inc.	12,795	316,070
Kansai Paint Co. Ltd.	3,791	36,730
Kao Corp.	9,129	246,216
Kawasaki Heavy Industries Ltd.	23,986	80,717
Kawasaki Kisen Kaisha Ltd.	11,974	52,693
KDDI Corp.	49	283,279
Keikyu Corp.	7,923	70,025
Keio Corp.	9,777	66,767
Keisei Electric Railway Co. Ltd.	4,795	32,036
Keyence Corp.	700	202,946
Kikkoman Corp.	2,742	30,758
Kinden Corp.	2,312	21,374
Kintetsu Corp.	27,474	86,020
Kirin Holdings Co. Ltd.	14,143	198,569
Kobe Steel Ltd.	42,119	106,952
Koito Manufacturing Co. Ltd.	1,677	26,253
Komatsu Ltd.	16,036	485,676
Konami Corp.	1,621	34,488
Konica Minolta Holdings, Inc.	8,087	84,135
Kubota Corp.	19,560	185,413
Kuraray Co. Ltd.	5,823	83,550
Kurita Water Industries Ltd.	1,907	60,131
Kyocera Corp.	2,748	280,813
Kyowa Hakko Kirin Co. Ltd.	4,509	46,466
Kyushu Electric Power Co., Inc.	6,411	143,828
Lawson, Inc.	1,038	51,372
Mabuchi Motor Co. Ltd.	436	22,492
Makita Corp.	1,893	77,470
Marubeni Corp.	27,905	196,410
Marui Group Co. Ltd.	3,877	31,637
Maruichi Steel Tube Ltd.	817	17,372
Matsui Securities Co. Ltd.	2,106	15,005
Mazda Motor Corp.	25,577	73,460
McDonald’s Holdings Company (Japan), Ltd.	1,155	28,987
Medipal Holdings Corp.	2,550	28,132
MEIJI Holdings Co. Ltd.	1,194	54,015
Minebea Co. Ltd.	5,898	37,224
Miraca Holdings, Inc.	938	37,809
Mitsubishi Chemical Holdings Corp.	21,640	146,979
Mitsubishi Corp.	22,942	621,590
Mitsubishi Electric Corp.	32,662	343,026
Mitsubishi Estate Co. Ltd.	19,975	370,815
Mitsubishi Gas Chemical Co., Inc.	6,723	47,817
Mitsubishi Heavy Industries Ltd.	51,318	192,937
Mitsubishi Logistics Corp.	1,987	26,501
Mitsubishi Materials Corp.*	18,890	60,308
Mitsubishi Motors Corp.*	65,520	95,302
Mitsubishi Tanabe Pharma Corp.	3,795	64,135
Mitsubishi UFJ Financial Group, Inc.	215,223	1,164,658

EQUITY SECURITIES - CONT’D	Shares	value
Japan - Cont’d
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,012	$40,168
Mitsui & Co. Ltd.	29,370	485,487
Mitsui Chemicals, Inc.	15,101	54,168
Mitsui Engineering & Shipbuilding Co. Ltd.	12,278	32,539
Mitsui Fudosan Co. Ltd.	14,152	282,429
Mitsui Mining & Smelting Co. Ltd.	9,960	32,903
Mitsui OSK Lines Ltd.	19,368	132,263
Mitsumi Electric Co. Ltd.	1,368	25,193
Mizuho Financial Group, Inc.	346,100	652,737
Mizuho Trust & Banking Co. Ltd.*	26,207	27,136
MS&AD Insurance Group Holdings	9,098	228,221
Murata Manufacturing Co. Ltd.	3,426	240,295
Nabtesco Corp.	1,612	34,416
Namco Bandai Holdings, Inc.	3,259	35,030
NEC Corp.	42,395	127,512
NGK Insulators Ltd.	4,279	69,888
NGK Spark Plug Co. Ltd.	2,793	42,898
NHK Spring Co. Ltd.	2,545	27,701
Nidec Corp.	1,839	186,110
Nikon Corp.	5,420	110,037
Nintendo Co. Ltd.	1,676	492,315
Nippon Building Fund, Inc.	8	82,145
Nippon Electric Glass Co. Ltd.	5,887	85,048
Nippon Express Co. Ltd.	14,363	64,799
Nippon Meat Packers, Inc.	3,176	41,537
Nippon Paper Group, Inc.	1,717	45,081
Nippon Sheet Glass Co. Ltd.	15,068	40,677
Nippon Steel Corp.	86,287	310,580
Nippon Telegraph & Telephone Corp.	8,779	397,693
Nippon Yusen Kabushiki Kaisha	25,868	114,792
Nishi-Nippon City Bank Ltd.	11,772	35,842
Nissan Chemical Industries Ltd.	2,419	31,399
Nissan Motor Co. Ltd.	42,024	400,426
Nisshin Seifun Group, Inc.	3,279	41,672
Nisshin Steel Co. Ltd.	12,101	26,999
Nisshinbo Holdings, Inc.	2,175	23,861
Nissin Foods Holdings Co. Ltd.	1,123	40,283
Nitori Holdings Co. Ltd.	628	54,962
Nitto Denko Corp.	2,789	131,500
NKSJ Holdings, Inc.*	23,868	175,939
NOK Corp.	1,805	37,646
Nomura Holdings, Inc.	59,716	379,091
Nomura Real Estate Holdings, Inc.	1,654	30,154
Nomura Real Estate Office Fund, Inc.	4	28,894
Nomura Research Institute Ltd.	1,760	39,224
NSK Ltd.	7,453	67,433
NTN Corp.	8,330	44,255
NTT Data Corp.	21	72,765
NTT DoCoMo, Inc.	259	452,711
NTT Urban Development Corp.	20	19,723
Obayashi Corp.	11,288	52,040

EQUITY SECURITIES - CONT’D	Shares	value
Japan - Cont’d
Obic Co. Ltd.	121	$24,938
Odakyu Electric Railway Co. Ltd.	10,588	98,669
OJI Paper Co. Ltd.	14,391	69,715
Olympus Corp.	3,668	111,136
Omron Corp.	3,435	91,078
Ono Pharmaceutical Co. Ltd.	1,429	66,760
Oracle Corp. Japan	662	32,559
Oriental Land Co. Ltd.	845	78,328
ORIX Corp.	1,769	174,229
Osaka Gas Co. Ltd.	32,832	127,483
Otsuka Corp.	275	18,780
Panasonic Corp.	33,168	471,405
Rakuten, Inc.	121	101,424
Resona Holdings, Inc.	10,267	61,634
Ricoh Co. Ltd.	11,331	166,211
Rinnai Corp.	612	37,418
Rohm Co. Ltd.	1,656	108,189
Sankyo Co. Ltd.	933	52,731
Santen Pharmaceutical Co. Ltd.	1,285	44,668
Sapporo Hokuyo Holdings, Inc.	5,554	26,016
Sapporo Holdings Ltd.	4,451	20,191
SBI Holdings, Inc.	345	52,393
Secom Co. Ltd.	3,548	168,161
Sega Sammy Holdings, Inc.	3,350	63,800
Seiko Epson Corp.	2,257	41,176
Sekisui Chemical Co. Ltd.	7,502	53,913
Sekisui House Ltd.	9,724	98,409
Senshu Ikeda Holdings, Inc.	11,399	16,299
Seven & I Holdings Co. Ltd.	12,735	340,646
Seven Bank Ltd.	10	21,189
Sharp Corp.	16,895	174,313
Shikoku Electric Power Co., Inc.	2,954	86,954
Shimadzu Corp.	4,374	34,021
Shimamura Co. Ltd.	384	35,643
Shimano, Inc.	1,122	57,120
Shimizu Corp.	10,280	43,971
Shin-Etsu Chemical Co. Ltd.	6,938	376,298
Shinko Electric Industries Co. Ltd.	1,174	13,169
Shinko Securities Co. Ltd.	9,897	28,425
Shinsei Bank Ltd.*	16,117	21,059
Shionogi & Co. Ltd.	5,044	99,668
Shiseido Co. Ltd.	5,746	125,650
Shizuoka Bank Ltd.	10,130	93,527
Showa Denko KK	24,723	55,770
Showa Shell Sekiyu KK	3,275	30,035
SMC Corp.	911	156,203
Softbank Corp.	13,722	475,470
Sojitz Corp.	21,755	47,734
Sony Corp.	16,979	612,604
Sony Financial Holdings, Inc.	14	56,690
Square Enix Holdings Co. Ltd.	1,103	19,579

EQUITY SECURITIES - CONT’D	Shares	value
Japan - Cont’d
Stanley Electric Co. Ltd.	2,534	$47,385
Sumco Corp.*	2,016	28,827
Sumitomo Chemical Co. Ltd.	26,580	131,057
Sumitomo Corp.	19,023	269,429
Sumitomo Electric Industries Ltd.	12,748	177,254
Sumitomo Heavy Industries Ltd.	9,214	59,288
Sumitomo Metal Industries Ltd.	56,860	140,179
Sumitomo Metal Mining Co. Ltd.	8,847	154,748
Sumitomo Mitsui Financial Group, Inc.	22,705	809,403
Sumitomo Realty & Development Co. Ltd.	6,035	144,245
Sumitomo Rubber Industries, Inc.	2,972	31,066
Sumitomo Trust & Banking Co. Ltd.	24,065	151,880
Suruga Bank Ltd.	3,589	33,446
Suzuken Co. Ltd.	1,143	34,942
Suzuki Motor Corp.	5,652	139,341
Sysmex Corp.	580	40,251
T&D Holdings, Inc.	4,607	116,985
Taisei Corp.	17,839	41,780
Taisho Pharmaceutical Co. Ltd.	2,350	51,476
Taiyo Nippon Sanso Corp.	4,554	40,249
Takashimaya Co. Ltd.	4,600	39,465
Takeda Pharmaceutical Co. Ltd.	12,679	624,377
TDK Corp.	2,080	144,863
Teijin Ltd.	15,811	67,629
Terumo Corp.	2,851	160,605
THK Co. Ltd.	2,094	48,191
Tobu Railway Co. Ltd.	13,787	77,496
Toho Co. Ltd.	1,806	29,029
Toho Gas Co. Ltd.	7,298	36,524
Tohoku Electric Power Co., Inc.	7,224	161,177
Tokio Marine Holdings, Inc.	12,238	366,122
Tokuyama Corp.	5,470	28,319
Tokyo Electric Power Co., Inc.	24,041	587,652
Tokyo Electron Ltd.	2,900	183,741
Tokyo Gas Co. Ltd.	43,413	192,649
Tokyo Steel Manufacturing Co. Ltd.	1,752	19,134
Tokyo Tatemono Co. Ltd.	6,775	31,401
Tokyu Corp.	19,220	88,134
Tokyu Land Corp.	7,880	39,631
TonenGeneral Sekiyu KK	4,912	53,767
Toppan Printing Co. Ltd.	9,457	86,497
Toray Industries, Inc.	24,361	145,640
Toshiba Corp.	68,041	370,713
Tosoh Corp.	8,882	28,904
TOTO Ltd.	4,845	35,177
Toyo Seikan Kaisha Ltd.	2,635	50,182
Toyo Suisan Kaisha Ltd.	1,638	36,485
Toyoda Gosei Co. Ltd.	1,130	26,563
Toyota Boshoku Corp.	1,141	20,155
Toyota Industries Corp.	3,028	94,097
Toyota Motor Corp.	46,621	1,850,473
Toyota Tsusho Corp.	3,590	63,281

EQUITY SECURITIES - CONT’D	Shares	value
Japan - Cont’d
Trend Micro, Inc.	1,707	$56,413
Tsumura & Co.	1,045	33,865
Ube Industries Ltd.	16,665	50,123
Unicharm Corp.	2,060	82,019
UNY Co. Ltd.	3,279	33,184
Ushio, Inc.	1,820	34,729
USS Co. Ltd.	381	31,185
West Japan Railway Co.	28	104,752
Yahoo! Japan Corp.	245	95,131
Yakult Honsha Co. Ltd.	1,681	48,467
Yamada Denki Co. Ltd.	1,388	94,786
Yamaguchi Financial Group, Inc.	3,676	37,247
Yamaha Corp.	2,743	34,083
Yamaha Motor Co. Ltd.*	4,433	72,294
Yamato Holdings Co. Ltd.	6,724	95,814
Yamato Kogyo Co. Ltd.	750	22,697
Yamazaki Baking Co. Ltd.	2,106	25,415
Yaskawa Electric Corp.	3,947	37,366
Yokogawa Electric Corp.	3,735	29,742
		41,402,415

Jersey - 0.1%
Randgold Resources Ltd.	1,526	125,550

Luxembourg - 0.5%
ArcelorMittal	14,510	551,515
Millicom International Cellular SA (SDR)	1,285	123,412
SES SA (FDR)	5,065	120,849
Tenaris SA	7,981	196,142
		991,918

Macau - 0.1%
Sands China Ltd.*	40,806	90,292
Wynn Macau Ltd.	27,052	60,415
		150,707

Mexico - 0.0%
Fresnillo plc	3,030	78,828

Netherlands - 4.5%
Aegon NV*	26,408	161,845
Akzo Nobel NV	3,915	243,737
ASML Holding NV	7,289	282,126
Corio NV	999	64,242
Delta Lloyd NV	1,295	26,163
European Aeronautic Defence and Space Co. NV*	6,896	161,072
Fugro NV (CVA)	1,131	93,157
Heineken Holding NV	1,947	84,813
Heineken NV	4,380	215,228
ING Groep NV (CVA)*	64,744	631,260
James Hardie Industries NV (CDI)*	7,553	52,413
Koninklijke Ahold NV	20,144	266,443

EQUITY SECURITIES - CONT’D	Shares	value
Netherlands - Cont’d
Koninklijke Boskalis Westminster NV	1,200	$57,376
Koninklijke DSM NV	2,606	148,701
Koninklijke KPN NV	26,625	389,395
Koninklijke Philips Electronics NV	16,666	511,592
Koninklijke Vopak NV	1,188	56,245
QIAGEN NV*	3,927	76,946
Randstad Holding NV*	1,862	98,504
Reed Elsevier NV	11,620	144,063
Royal Dutch Shell plc:
Series A	59,927	1,998,816
Series B	45,563	1,503,016
SBM Offshore NV	2,833	63,610
TNT NV	6,319	167,145
Unilever NV (CVA)	27,532	859,155
Wolters Kluwer NV	5,047	110,855
		8,467,918

New Zealand - 0.1%
Auckland International Airport Ltd.	15,945	27,052
Contact Energy Ltd.*	5,257	25,489
Fletcher Building Ltd.	10,258	61,152
Sky City Entertainment Group Ltd.	9,997	25,208
Telecom Corp. of New Zealand Ltd.	33,321	56,273
		195,174

Norway - 0.7%
Aker Solutions ASA	2,857	48,671
DnB NOR ASA	16,517	232,191
Norsk Hydro ASA	15,036	109,970
Orkla ASA	13,043	126,937
Renewable Energy Corp. ASA*	8,666	26,462
StatoilHydro ASA	18,862	448,725
Telenor ASA	14,010	227,969
Yara International ASA	3,203	185,550
		1,406,475

Portugal - 0.3%
Banco Comercial Portugues SA	48,964	38,166
Banco Espirito Santo SA	9,126	35,201
Brisa Auto-Estradas de Portugal SA	3,129	21,871
Cimpor Cimentos de Portugal SGPS SA	3,504	23,793
Energias de Portugal SA	32,312	107,799
Galp Energia SGPS SA, B Shares	3,910	75,094
Jeronimo Martins SGPS SA	3,722	56,828
Portugal Telecom SGPS SA	9,849	110,539
		469,291

Singapore - 1.5%
Ascendas REIT	26,021	41,973
CapitaLand Ltd.	43,234	124,989
CapitaMall Trust	37,641	57,196

EQUITY SECURITIES - CONT’D	Shares	value
Singapore - Cont’d
CapitaMalls Asia Ltd.	23,630	$35,722
City Developments Ltd.	9,221	90,248
ComfortDelgro Corp. Ltd.	32,641	39,425
Cosco Corp. Singapore Ltd.	17,516	29,209
DBS Group Holdings Ltd.	28,940	322,934
Fraser and Neave Ltd.	16,552	82,676
Global Logistic Properties Ltd.*	26,659	44,871
Golden Agri-Resources Ltd.	112,840	70,344
Jardine Cycle & Carriage Ltd.	1,854	52,877
Keppel Corp. Ltd.	21,640	190,887
Keppel Land Ltd.	12,432	46,500
Neptune Orient Lines Ltd.*	15,712	26,691
Olam International Ltd.	21,068	51,550
Oversea-Chinese Banking Corp. Ltd.	41,136	316,702
SembCorp Industries Ltd.	16,596	66,472
SembCorp Marine Ltd.	14,427	60,370
Singapore Airlines Ltd.	9,065	108,076
Singapore Exchange Ltd.	14,479	95,000
Singapore Press Holdings Ltd.	25,596	79,383
Singapore Technologies Engineering Ltd.	28,157	75,039
Singapore Telecommunications Ltd.	134,653	320,028
StarHub Ltd.	10,436	21,388
United Overseas Bank Ltd.	20,609	292,281
UOL Group Ltd.	8,174	30,255
Wilmar International Ltd.	32,416	142,213
Yangzijiang Shipbuilding Holdings Ltd.	25,402	37,807
		2,953,106

Spain - 3.2%
Abertis Infraestructuras SA	4,996	90,029
Acciona SA	441	31,303
Acerinox SA	1,733	30,463
ACS Actividades de Construccion y Servicios SA	2,393	112,413
Amadeus IT Holding SA*	3,404	71,485
Banco Bilbao Vizcaya Argentaria SA	72,215	731,184
Banco de Sabadell SA	17,491	69,106
Banco de Valencia SA	3,792	16,658
Banco Popular Espanol SA	14,646	75,323
Banco Santander SA	139,117	1,477,140
Bankinter SA	4,938	27,486
Criteria Caixacorp SA	14,209	75,778
EDP Renovaveis SA*	3,790	22,015
Enagas SA	3,026	60,446
Ferrovial SA	7,438	74,065
Fomento de Construcciones y Contratas SA	860	22,644
Gas Natural SDG SA	5,452	83,899
Gestevision Telecinco SA	2,828	31,171
Grifols SA	2,407	32,882
Iberdrola Renovables SA	14,685	52,237
Iberdrola SA	70,117	541,659
Iberia Lineas Aereas de Espana SA*	8,284	35,448

EQUITY SECURITIES - CONT’D	Shares	value
Spain - Cont’d
Inditex SA	3,687	$276,676
Indra Sistemas SA	1,569	26,866
Mapfre SA	13,111	36,489
Red Electrica de Espana SA	1,829	86,225
Repsol YPF SA	12,380	345,704
Telefonica SA	69,425	1,577,420
Zardoya Otis SA	2,429	34,288
		6,148,502

Sweden - 3.1%
Alfa Laval AB	5,706	120,206
Assa Abloy AB, Series B	5,274	148,584
Atlas Copco AB:
Series A	11,349	286,328
Series B	6,595	149,131
Boliden AB	4,622	93,934
CDON Group AB*	851	3,935
Electrolux AB, Series B	4,054	115,117
Getinge AB, Series B	3,382	70,845
Hennes & Mauritz AB, B Shares	17,281	575,494
Hexagon AB, B Shares	4,295	92,077
Holmen AB, Series B	918	30,217
Husqvarna AB, Series B	7,080	59,102
Industrivarden AB, C Shares	1,989	34,893
Investor AB, Series B	7,698	164,688
Kinnevik Investment AB, Series B	3,668	74,709
Modern Times Group AB, Series B	851	56,301
Nordea Bank AB	54,660	594,440
OMX AB (b)*	588	-
Ratos AB, Series B	1,717	63,561
Sandvik AB	17,042	332,160
Scania AB, Series B	5,408	124,380
Securitas AB, Series B	5,292	61,879
Skandinaviska Enskilda Banken AB	23,840	198,835
Skanska AB, Series B	6,749	133,750
SKF AB, Series B	6,586	187,603
SSAB AB	3,138	52,718
Svenska Cellulosa AB, Series B	9,684	152,899
Svenska Handelsbanken AB	8,271	264,252
Swedbank AB*	12,071	168,333
Swedish Match AB	3,904	113,006
Tele2 AB, Series B	5,323	110,476
Telefonaktiebolaget LM Ericsson, Series B	50,901	591,397
TeliaSonera AB	37,948	300,705
Volvo AB, Series B*	23,295	410,398
		5,936,353

Switzerland - 8.3%
ABB Ltd.*	37,401	833,891
Actelion Ltd.*	1,723	94,426
Adecco SA	2,079	136,300

EQUITY SECURITIES - CONT’D	Shares	value
Switzerland - Cont’d
Aryzta AG*	1,428	$65,955
Baloise Holding AG	845	82,307
Compagnie Financiere Richemont SA	8,822	519,358
Credit Suisse Group AG	19,038	767,633
GAM Holding AG*	3,591	59,386
Geberit AG	658	152,271
Givaudan SA	140	151,203
Holcim Ltd.	4,146	313,529
Julius Baer Group Ltd.	3,492	163,714
Kuehne + Nagel International AG	912	126,904
Lindt & Spruengli AG:
Participation Certificate	14	42,348
Registered Shares	1	32,218
Logitech International SA*	3,076	58,606
Lonza Group AG	767	61,532
Nestle SA	58,664	3,437,895
Novartis AG	35,664	2,097,658
Pargesa Holding SA	469	39,859
Roche Holding AG	11,874	1,741,223
Schindler Holding AG:
Participation Certificates	821	97,193
Registered Shares	374	44,796
SGS SA	92	154,507
Sika AG	34	74,642
Sonova Holding AG	775	100,126
STMicroelectronics NV	10,770	111,629
Straumann Holding AG	135	30,923
Swatch Group AG:
Bearer Shares	521	232,435
Registered Shares	733	59,158
Swiss Life Holding AG*	515	74,528
Swiss Reinsurance	5,952	320,455
Swisscom AG	393	172,933
Syngenta AG	1,598	467,812
Transocean Ltd.*	5,407	370,691
UBS AG*	61,509	1,010,611
Xstrata plc	34,772	816,491
Zurich Financial Services AG	2,465	639,040
		15,756,186

United Kingdom - 18.5%
B3i Group plc	16,402	84,037
Admiral Group plc	3,400	80,340
Aggreko plc	4,400	101,705
AMEC plc	5,595	100,355
Anglo American plc	22,289	1,159,558
Antofagasta plc	6,665	167,574
ARM Holdings plc	22,217	146,681
Associated British Foods plc	6,021	110,907
AstraZeneca plc	24,371	1,110,694
Autonomy Corp. plc*	3,675	86,265

EQUITY SECURITIES - CONT’D	Shares	value
United Kingdom - Cont’d
Aviva plc	47,415	$290,636
Babcock International Group plc	6,252	55,680
BAE Systems plc	58,252	299,824
Balfour Beatty plc	11,917	58,159
Barclays plc	193,387	789,204
BG Group plc	57,151	1,155,234
BHP Billiton plc	37,302	1,484,170
BP plc	317,561	2,305,868
British Airways plc*	10,027	42,617
British American Tobacco plc	33,748	1,296,706
British Land Co. plc	14,765	120,787
British Sky Broadcasting Group plc	19,256	221,047
BT Group plc	131,054	369,564
Bunzl plc	5,555	62,295
Burberry Group plc	7,351	128,871
Cable & Wireless Worldwide plc	45,647	46,776
Cairn Energy plc*	23,642	154,873
Capita Group plc	10,457	113,598
Capital & Counties Properties plc	7,880	18,522
Capital Shopping Centres Group plc	8,107	52,803
Carnival plc	2,929	136,228
Centrica plc	86,963	449,769
Cobham plc	19,502	61,899
Compass Group plc	31,795	288,122
Diageo plc	42,343	782,602
Essar Energy plc*	5,507	49,818
Eurasian Natural Resources Corp.	4,353	71,153
FirstGroup plc	8,362	51,947
G4S plc	23,841	94,672
GlaxoSmithKline plc	87,763	1,697,361
Hammerson plc	11,959	77,818
Home Retail Group plc	14,888	43,771
HSBC Holdings plc	298,118	3,027,450
ICAP plc	9,391	78,362
Imperial Tobacco Group plc	17,209	528,228
Inmarsat plc	7,395	77,681
Intercontinental Hotels Group plc	4,875	94,512
International Power plc	25,744	175,709
Intertek Group plc	2,694	74,583
Invensys plc	13,648	75,398
Investec plc	8,171	67,162
ITV plc*	62,446	68,227
J Sainsbury plc	20,473	120,159
Johnson Matthey plc	3,628	115,322
Kazakhmys plc	3,618	91,078
Kingfisher plc	39,918	163,993
Land Securities Group plc	12,881	135,410
Legal & General Group plc	99,128	149,585
Lloyds TSB Group plc*	690,341	707,408
London Stock Exchange Group plc	2,592	33,878
Lonmin plc*	2,734	83,835

EQUITY SECURITIES - CONT’D	Shares	value
United Kingdom - Cont’d
Man Group plc	29,766	$137,421
Marks & Spencer Group plc	26,752	153,966
National Grid plc	58,516	504,709
Next plc	3,188	98,204
Old Mutual plc	91,744	176,148
Pearson plc	13,717	215,656
Petrofac Ltd.	4,381	108,440
Prudential plc	42,913	447,102
Reckitt Benckiser Group plc	10,414	572,556
Reed Elsevier plc	20,513	173,248
Rexam plc	14,820	76,903
Rio Tinto plc	24,500	1,714,410
Rolls-Royce Group plc*	31,338	304,509
Royal Bank of Scotland Group plc*	293,927	179,112
RSA Insurance Group plc	58,234	113,716
SABMiller plc	16,053	564,979
Sage Group plc	22,237	94,824
Schroders plc	1,942	56,187
Scottish & Southern Energy plc	15,602	298,097
Segro plc	12,533	55,986
Serco Group plc	8,328	72,155
Severn Trent plc	4,005	92,325
Shire plc	9,500	228,629
Smith & Nephew plc	15,021	158,492
Smiths Group plc	6,603	128,219
Standard Chartered plc	39,492	1,062,833
Standard Life plc	38,195	128,677
TalkTalk Telecom Group plc	3,841	9,585
Tesco plc	135,577	898,703
Thomas Cook Group plc	14,920	44,145
TUI Travel plc	9,717	37,313
Tullow Oil plc	14,991	294,840
Unilever plc	21,692	664,142
United Utilities Group plc	11,519	106,360
Vedanta Resources plc	2,015	79,104
Vodafone Group plc	893,046	2,309,401
Weir Group plc	3,557	98,752
Whitbread plc	2,975	83,058
William Morrison Supermarkets plc	35,859	149,667
Wolseley plc*	4,806	153,366
WPP plc	21,227	261,386
		34,995,815

United States - 0.1%
Synthes, Inc.	1,003	135,594

Total Equity Securities (Cost $171,229,706)		186,931,274

EXCHANGE TRADED FUNDS - 0.3%	Shares	value
iShares MSCI EAFE Index Fund	9,809	$571,178

Total Exchange Traded Funds (Cost $547,070)		571,178

TOTAL INVESTMENTS (Cost $171,776,776) - 99.0%		187,502,452
Other assets and liabilities, net - 1.0%		1,841,733
neT ASSeTS - 100%		$189,344,185

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding with 20,000,000 shares of $.10 par value shares authorized:
Class I: 2,436,258 shares outstanding		$187,158,208
Class F: 93,001 shares outstanding		6,204,688
Undistributed net investment income		669,089
Accumulated net realized gain (loss) on investments and foreign currency transactions		(20,423,978)
Net unrealized appreciation (depreciation) on investments, foreign currencies, and assets
and liabilities denominated in foreign currencies		15,736,178

NET ASSETS		$189,344,185

NET ASSET VALUE PER SHARE
Class I (based on net assets of $182,192,491)		$74.78
Class F (based on net assets of $7,151,694)		$76.90

(b)	This security was valued by the Board of Directors. See Note A.
*	Non-income producing security.

Abbreviations:
CDI: CHESS Depositary Receipts
CVA: Certificaten Van Aandelen
FDR: Fiduciary Depositary Receipts
 REIT: Real Estate Investment Trust
SDR: Swedish Depositary Receipts

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $311,676)	$3,900,601
Interest income	1,579
Total investment income	3,902,180

Expenses:
Investment advisory fee	779,704
Transfer agency fees and expenses	4,143
Administrative fees	139,233
Distribution Plan expenses:
Class F	12,746
Directors’ fees and expenses	19,534
Custodian fees	317,938
Reports to shareholders	68,262
Professional fees	42,287
Accounting fees	22,434
Contract services	93,002
Miscellaneous	2,879
Total expenses	1,502,162
Reimbursement from Advisor:
Class I	(156,528)
Class F	(9,249)
Fees paid indirectly	(927)
Net expenses	1,335,458

NET INVESTMENT INCOME	2,566,722

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(2,720,229)
Foreign currency transactions	(51,513)
(2,771,742)

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	18,388,373
Assets and liabilities denominated in foreign currencies	1,221
18,389,594

NET REALIZED AND UNREALIZED
GAIN (LOSS)	15,617,852

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$18,184,574

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2010	2009
Operations:
Net investment income	$2,566,722	$1,548,418
Net realized gain (loss)	(2,771,742)	854,749
Change in unrealized appreciation (depreciation)	18,389,594	16,980,244

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	18,184,574	19,383,411

Distributions to shareholders from:
Net investment income:
Class I shares	(2,083,616)	(1,583,672)
Class F shares	(95,690)	(41,939)
Total distributions	(2,179,306)	(1,625,611)

Capital share transactions:
Shares sold:
Class I shares	93,325,555	17,519,588
Class F shares	3,448,463	3,196,044
Reinvestment of distributions:
Class I shares	2,083,622	1,583,666
Class F shares	95,689	41,939
Shares issued from merger (see Note F):
Class I shares	10,969,047	—
Shares redeemed:
Class I shares	(21,693,700)	(20,101,692)
Class F shares	(1,732,220)	(451,745)
Total capital share transactions	86,496,456	1,787,800

TOTAL INCREASE (DECREASE) IN NET ASSETS	102,501,724	19,545,600

NET ASSETS
Beginning of year	86,842,461	67,296,861
End of year (including undistributed net investment income of $669,089and $307,648, respectively)	$189,344,185	$86,842,461

See notes to financial statements.

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
CAPITAL SHARE ACTIVITY	2010	2009
Shares sold:
Class I shares	1,411,730	303,824
Class F shares	48,875	51,752
Reinvestment of distributions:
Class I shares	27,960	22,318
Class F shares	1,249	572
Shares issued from merger (see Note F):
Class I shares	157,015	—
Shares redeemed:
Class I shares	(315,730)	(337,457)
Class F shares	(24,664)	(7,644)
Total capital share activity	1,306,435	33,365

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE A – SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP EAFE International Index Portfolio (the “Portfolio”), formerly known as Summit EAFE International Index Portfolio, a series of Calvert Variable Products, Inc. (the “Fund”), formerly known as Summit Mutual Funds, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Class F shares are subject to Distribution Plan Expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, securities valued at $0 or 0.0% of net assets were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$186,931,274	—	—	$186,931,274
Exchange traded funds	571,178	—	—	571,178
TOTALS	$187,502,452	—	—	$187,502,452

*For further breakdown of Equity Securities by country, please refer to the Statement of Net Assets.

The Fund’s policy is to recognize transfers between the levels as of the end of the reporting period.

At December 31, 2010, a significant transfer out of Level 2 and into Level 1 occurred. At December 31, 2009, certain securities trading outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading were not adjusted at December 31, 2010 as price movements did not exceed specified parameters.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .56% of the Portfolio’s average daily net assets. Under the terms of the agreement, $88,897 was payable at year end. In addition, $49,999 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .95% and 1.15% for Class I and Class F, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% based on the Portfolio’s average daily net assets. Under the terms of the agreement, $15,875 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay the distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .20% annually of the average daily net assets of Class F. Under the terms of the agreement, $1,194 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $198 for the year ended December 31, 2010. Under the terms of the agreement, $18 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $178,547,574 and $103,402,358, respectively.

CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-15	($186,055)
31-Dec-16	(15,302,273)
31-Dec-17	(15,978)

The Fund’s use of net capital loss carryforwards may be limited under certain tax provisions.

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$2,179,306	$1,625,611
Total	$2,179,306	$1,625,611

As of December 31, 2010 the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$20,499,777
Unrealized (depreciation)	(9,913,233)
Net unrealized appreciation/(depreciation)	$10,586,544

Undistributed ordinary income	$888,549
Capital loss carryforward	($15,504,306)

Federal income tax cost of investments	$176,915,908

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions and passive foreign investment companies.

Undistributed net investment income	($17,740)
Accumulated net realized gain (loss)	17,740

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loan outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$58,528	1.52%	$3,411,084	May 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE F — REORGANIZATION

On December 10, 2009, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert Variable Series, Inc., Calvert Social International Equity Portfolio (“International Equity”) for shares of the acquiring portfolio, Calvert Variable Products, Inc., EAFE International Index Portfolio (“EAFE”) and the assumption of the liabilities of International Equity. Shareholders approved the Plan at a meeting on April 16, 2010 and the reorganization took place on April 30, 2010.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
International Equity	1,006,852	EAFE	157,015	$10,969,047

For financial reporting purposes, assets received and shares issued by EAFE were recorded at fair value; however, the cost basis of the investments received from International Equity were carried forward to align ongoing reporting of EAFE’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

MERGED PORTFOLIO	NET ASSETS	UNREALIZED APPRECIATION (DEPRECIATION)	ACQUIRING PORTFOLIO	NET ASSETS

International Equity	$10,969,047	($16,862)	EAFE	$86,948,835

Assuming the acquisition had been completed on January 1, 2010, EAFE’s results of operations for the year ended December 31, 2010 would have been as follows:

Net investment income	$2,589,152	(a)
Net realized and change in unrealized gain (loss) on investments	$15,480,042	(b)
Net increase (decrease) in assets from operations	$18,069,194

Because EAFE and International Equity sold and redeemed shares throughout the year, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of International Equity that have been included in EAFE’s Statement of Operations since April 30, 2010.

(a)	$2,566,722 as reported, plus $22,430 from International Equity pre-merger.
(b)	$15,617,852 as reported, plus ($137,810) from International Equity pre-merger.

NOTICE TO SHAREHOLDERS (UNAUDITED)

The Portfolio designates $1.56 per share as income derived from foreign sources and $0.11 per share as foreign taxes paid for the calendar year ended December 31, 2010.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class I Shares	2010 (z)	2009	2008
Net asset value, beginning	$70.89	$56.55	$104.77
Income from investment operations:
Net investment income	1.27	1.33	2.17
Net realized and unrealized gain (loss)	3.49	14.41	(45.83)
Total from investment operations	4.76	15.74	(43.66)
Distributions from:
Net investment income	(.87)	(1.40)	(2.77)
Net realized gain	—	—	(1.79)
Total distributions	(.87)	(1.40)	(4.56)
Total increase (decrease) in net asset value	3.89	14.34	(48.22)
Net asset value, ending	$74.78	$70.89	$56.55

Total return*	6.71%	27.83%	(42.68%)
Ratios to average net assets: A
Net investment income	1.84%	2.10%	2.51%
Total expenses	1.07%	1.05%	1.22%
Expenses before offsets	.95%	.95%	.95%
Net expenses	.95%	.95%	.95%
Portfolio turnover	77%	29%	47%
Net assets, ending (in thousands)	$182,192	$81,899	$65,973

	Years Ended
	December 31,	December 31,
Class I Shares	2007	2006
Net asset value, beginning	$98.66	$81.98
Income from investment operations:
Net investment income	1.00	1.46
Net realized and unrealized gain (loss)	8.80	18.83
Total from investment operations	9.80	20.29
Distributions from:
Net investment income	(1.48)	(1.63)
Net realized gain	(2.21)	(1.98)
Total distributions	(3.69)	(3.61)
Total increase (decrease) in net asset value	6.11	16.68
Net asset value, ending	$104.77	$98.66

Total return*	10.10%	25.56%
Ratios to average net assets: A
Net investment income	1.48%	1.66%
Total expenses	1.26%	1.29%
Expenses before offsets	.95%	.95%
Net expenses	.95%	.95%
Portfolio turnover	48%	44%
Net assets, ending (in thousands)	$118,631	$58,754

See notes to financial highlights.

Financial Highlights

	Years Ended
	December 31,	December 31,
Class F Shares	2010 (z)	2009
Net asset value, beginning	$73.19	$57.91
Income from investment operations:
Net investment income	1.33	.68
Net realized and unrealized gain (loss)	3.42	15.23
Total from investment operations	4.75	15.91
Distributions from:
Net investment income	(1.04)	(.63)
Total distributions	(1.04)	(.63)
Total increase (decrease) in net asset value	3.71	15.28
Net asset value, ending	$76.90	$73.19

Total return*	6.50%	27.47%
Ratios to average net assets: A
Net investment income	1.86%	1.67%
Total expenses	1.30%	1.42%
Expenses before offsets	1.15%	1.15%
Net expenses	1.15%	1.15%
Portfolio turnover	77%	29%
Net assets, ending (in thousands)	$7,152	$4,943

	Periods Ended
	December 31,	December 31,
Class F Shares	2008	2007^
Net asset value, beginning	$104.76	$102.10
Income from investment operations:
Net investment income	1.25	.01
Net realized and unrealized gain (loss)	(45.05)	2.65
Total from investment operations	(43.80)	2.66
Distributions from:
Net investment income	(1.26)	—
Net realized gain	(1.79)	—
Total distributions	(3.05)	—
Total increase (decrease) in net asset value	(46.85)	2.66
Net asset value, ending	$57.91	$104.76

Total return*	(42.81%)	2.61%
Ratios to average net assets: A
Net investment income	1.33%	.25% (a)
Total expenses	1.42%	1.46% (a)
Expenses before offsets	1.15%	1.15% (a)
Net expenses	1.15%	1.15% (a)
Portfolio turnover	47%	48%
Net assets, ending (in thousands)	$1,324	$1

See notes to financial highlights.

A

Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)	Annualized.
(z)	Per share figures calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year.
^	From December 17, 2007 inception.

See notes to financial statements.

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-year period ended June 30, 2010 and below the median of its peer universe for the three- and five-year periods ended June 30, 2010. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three and five year periods ended June 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was above the median of its peer universe and that total expenses (net of expense reimbursements) were above the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2010 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor was not a material factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action was being taken with respect to the performance of the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP Barclays
Capital Aggregate
Bond Index Portfolio
(formerly Summit Barclays Capital
Aggregate Bond Index Portfolio)

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4 Portfolio Manager Remarks

6 Shareholder Expense Example

7 Report of Independent Registered Public Accounting Firm

8 Statement of Net Assets

13 Statement of Operations

14 Statements of Changes in Net Assets

15 Notes to Financial Statements

20 Financial Highlights

22 Explanation of Financial Tables

23 Proxy Voting

24 Availability of Quarterly Portfolio Holdings

24 Basis for Board’s Approval of Investment Advisory Contracts

28 Director and Officer Information Table

CALVERT VP BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the year ended December 31, 2010, Calvert VP Barclays Capital Aggregate Bond Index Portfolio returned 6.37%. Its benchmark, the Barclays Capital Aggregate Bond Index, returned 6.54% for the same period. The portfolio’s underperformance was largely attributable to the fund’s operating expenses and its reliance on stratified sampling.

Investment clImate

Fixed-income markets performed well during 2010, with a little help from the Federal Reserve (Fed). The Fed purchased Treasuries and mortgage-backed securities early in the year in an effort to drive down intermediate interest rates. Shortly after the Fed’s first quantitative easing program was completed, speculation began about a second round of easing (QE2). In the fall, QE2 was announced. Initially, the Fed’s objective of reducing interest rates was accomplished, as rates on bonds in the two- to 10-year maturity range declined by 50 to 70 basis points.1 That changed in early December, when markets were surprised by a sizable round of fiscal stimulus. This monetary and fiscal support quickly created expectations for improved economic growth and a larger federal deficit (financed by Treasury debt) in 2011. In response, bond yields surged during the fourth quarter. Most major sectors of the bond market, including Treasuries and investment-grade corporate bonds, posted losses for the quarter.2

CALVERT VP BARCLAYS CAPITAL AGGREGATE
BOND INDEX PORTFOLIO*

Comparison of change in value of a hypothetical $10,000 investment.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.10)

One year	6.37%
Five year	5.71%
Since inception (3.31.03)	4.54%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Over the full year, all major taxable bond market sectors posted positive returns, as yields finished mostly lower. The yield on 10-year Treasuries, for example, fell by 55 basis points. Three-month Treasury Bills yielded 0.12% at the end of the year, and money-market rates remained near zero as the Fed kept the target federal funds rate at that level.

% of Total
Economic Sectors	Investments

Asset-Backed Securities	0.1%
Basic Materials	0.6%
Communications	1.6%
Consumer, Cyclical	1.8%
Consumer, Non-cyclical	2.0%
Energy	2.3%
Exchange Traded Funds	0.9%
Financials	6.7%
Government	45.7%
Industrials	2.2%
Mortgage Securities	35.4%
Technology	0.5%
Utilities	0.2%
Total	100%

PortfolIo strategy

As an index fund, the portfolio employs a passive management approach and seeks, as closely as possible, to match the performance of the Barclays Aggregate Bond Index. Full replication of the Barclays Capital Aggregate Bond Index is not feasible, as the Index includes roughly 8,000 securities. Therefore, the portfolio employs stratified sampling to track the performance of the Index. Stratified sampling requires the portfolio manager to select securities in each sector of the market that closely match the characteristics of the Index, including sector allocation, duration, quality, and others. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest-rate movements.

During 2010, the portfolio continued to meet its investment objective of closely tracking the total return of the Barclays Aggregate Bond Index. The index is not a mutual fund and direct investment is not possible. Unlike the index, the portfolio incurs operating expenses. During 2010, the portfolio’s slight underperformance was largely attributable to operating expenses, as well as a reliance on stratified sampling.

OUTLOOK

During 2011, we expect to see increased growth in the United States and in global economies. We also anticipate that corporate earnings generally will improve. This scenario would be supportive for credit spreads in 2011. However, if the economy strengthens, interest rates may increase modestly as the Federal Reserve ends its second round of quantitative easing and withdraws liquidity from the marketplace. Rising interest rates are not favorable for bond investors. In this environment, lower-quality, higher-yielding bonds may outperform, continuing the trend that began in 2009.

January 2011

1. A basis point is 0.01 percentage points.
2. Barclays Capital fixed-income indices.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses paid
	account value	account value	durIng Period*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,009.60	$2.59

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.62	$2.61

* Expenses are equal to the Fund’s annualized expense ratio of .51%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc.
and Shareholders of Calvert VP Barclays Aggregate Bond Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Barclays Aggregate Bond Index Portfolio (formerly, the Summit Barclays Capital Aggregate Bond Index Portfolio) (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Barclays Aggregate Bond Index Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania
February 25, 2011

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

	Principal
Asset-Backed Securities - 0.1%	amount	value
Residential Asset Securities Corp., STEP, 4.61% to 3/25/13, 5.11% thereafter to 5/25/33 (r)	$86,464	$57,437

Total Asset-Backed Securities (Cost $85,539)		57,437

commercIal mortgage-Backed securItIes - 1.2%
Banc of America Commercial Mortgage, Inc.:
6.186%, 6/11/35	475,813	491,834
5.689%, 4/10/49 (r)	550,000	574,736
Bear Stearns Commercial Mortgage Securities:
4.24%, 8/13/39 (r)	185,694	188,571
4.254%, 7/11/42	96,353	97,053

Total Commercial Mortgage-Backed Securities (Cost $1,257,334)		1,352,194

corPorate Bonds - 17.7%
Alcoa, Inc.:
5.72%, 2/23/19	149,000	151,115
6.15%, 8/15/20	500,000	512,451
American Express Credit Corp., 2.75%, 9/15/15	200,000	197,049
Apache Corp., 5.625%, 1/15/17	100,000	114,053
AstraZeneca plc, 6.45%, 9/15/37	350,000	415,522
Bank of America Corp.:
7.375%, 5/15/14	100,000	111,657
5.65%, 5/1/18	250,000	257,878
BB&T Corp., 5.20%, 12/23/15	405,000	434,426
BlackRock, Inc., 3.50%, 12/10/14	100,000	103,381
BorgWarner, Inc., 5.75%, 11/1/16	500,000	535,909
BP Capital Markets plc:
3.625%, 5/8/14	200,000	205,937
4.50%, 10/1/20	400,000	396,645
CA, Inc., 5.375%, 12/1/19	100,000	103,193
Camden Property Trust, 5.875%, 11/30/12	100,000	106,613
Citigroup, Inc.:
6.50%, 8/19/13	125,000	137,257
4.587%, 12/15/15	250,000	260,167
6.125%, 5/15/18	200,000	219,105
Coca-Cola Co., 5.35%, 11/15/17	100,000	112,772
Colonial Pipeline Co., 6.58%, 8/28/32 (e)	100,000	112,183
Connecticut Light & Power Co., 5.65%, 5/1/18	200,000	222,728
Covidien International Finance SA, 4.20%, 6/15/20	200,000	198,962
CSX Corp., 3.70%, 10/30/20	300,000	282,079
Deere & Co., 6.55%, 10/1/28	250,000	293,571
Deutsche Bank AG, 4.875%, 5/20/13	150,000	160,834
DIRECTV Holdings LLC, 5.20%, 3/15/20	300,000	310,914
Discovery Communications LLC, 5.05%, 6/1/20	200,000	210,593
Emerson Electric Co., 4.75%, 10/15/15	200,000	220,983
Enbridge Energy Partners LP, 5.20%, 3/15/20	200,000	209,558

	PrIncipal
CORPORATE BONDS - CONT’D	amount	value
General Electric Capital Corp., 3.75%, 11/14/14	$250,000	$259,184
Goldman Sachs Group, Inc.:
5.35%, 1/15/16	200,000	214,880
5.375%, 3/15/20	150,000	156,828
GTE Corp., 6.94%, 4/15/28	80,000	89,361
Harley-Davidson Funding Corp., 5.75%, 12/15/14 (e)	100,000	104,876
Honeywell International, Inc., 4.25%, 3/1/13	100,000	106,683
Hospira, Inc., 6.40%, 5/15/15	250,000	282,752
JPMorgan Chase & Co.:
4.75%, 5/1/13	250,000	267,659
2.60%, 1/15/16	1,000,000	972,301
Kimco Realty Corp., 4.30%, 2/1/18	300,000	294,134
L-3 Communications Corp.:
5.20%, 10/15/19	200,000	203,324
4.75%, 7/15/20	800,000	790,510
Lockheed Martin Corp., 5.72%, 6/1/40 (e)	154,000	158,827
McDonald’s Corp., 4.30%, 3/1/13	100,000	106,605
MDC Holdings, Inc., 5.625%, 2/1/20	200,000	198,144
Metropolitan Life Global Funding I, 5.125%, 4/10/13 (e)	100,000	107,351
Morgan Stanley, 5.95%, 12/28/17	250,000	264,344
National City Bank, 4.625%, 5/1/13	500,000	528,213
NBC Universal, Inc., 5.15%, 4/30/20 (e)	200,000	207,372
Northern Trust Corp.:
5.50%, 8/15/13	100,000	110,283
3.45%, 11/4/20	100,000	95,350
Omnicom Group, Inc., 4.45%, 8/15/20	500,000	488,996
Oracle Corp., 5.75%, 4/15/18	250,000	284,009
Pearson Funding Two plc, 4.00%, 5/17/16 (e)	250,000	252,042
Pitney Bowes, Inc., 5.75%, 9/15/17	180,000	189,501
Pride International, Inc., 7.875%, 8/15/40	750,000	804,375
Procter & Gamble Co., 4.85%, 12/15/15	1,000,000	1,114,094
Progressive Corp., 6.375%, 1/15/12	165,000	172,455
Shell International Finance BV, 4.00%, 3/21/14	300,000	319,148
Suncor Energy, Inc., 6.50%, 6/15/38	250,000	277,536
TCI Communications, Inc., 8.75%, 8/1/15	100,000	123,240
Time Warner Cable, Inc., 5.00%, 2/1/20	100,000	102,734
Time Warner, Inc., 4.875%, 3/15/20	100,000	103,884
United Parcel Service, Inc., 6.20%, 1/15/38	250,000	293,373
US Bancorp, 2.45%, 7/27/15	1,000,000	998,301
US Bank NA, 4.95%, 10/30/14	100,000	108,756
Valero Energy Corp., 6.125%, 2/1/20	200,000	212,389
Verizon Communications, Inc., 4.35%, 2/15/13	100,000	106,555
Walgreen Co., 4.875%, 8/1/13	100,000	109,405
Wal-Mart Stores, Inc.:
2.25%, 7/8/15	500,000	497,036
3.25%, 10/25/20	200,000	188,592
6.50%, 8/15/37	250,000	294,385
Wells Fargo & Co., 4.375%, 1/31/13	125,000	132,340
Williams Partners LP, 3.80%, 2/15/15	100,000	103,340

Total Corporate Bonds (Cost $18,829,304)		19,393,002

	PrIncipal
SOVEREIGN GOVERNMENT BONDS - 0.1%	amount	value
Province of New Brunswick Canada, 6.75%, 8/15/13	$100,000	$113,406

Total Sovereign Government Bonds (Cost $105,382)		113,406

u.s. government agencIes and InstrumentalItIes - 12.0%
Fannie Mae:
6.125%, 3/15/12	1,000,000	1,068,071
1.75%, 8/10/12	1,000,000	1,018,166
2.625%, 11/20/14	1,100,000	1,139,579
2.375%, 7/28/15	1,000,000	1,013,410
Federal Farm Credit Bank, 4.25%, 2/1/12	750,000	780,754
Federal Home Loan Bank:
1.875%, 6/21/13	1,400,000	1,431,869
4.875%, 5/17/17	1,000,000	1,124,472
Freddie Mac:
5.25%, 4/18/16	300,000	341,668
5.00%, 2/16/17	1,000,000	1,128,135
4.875%, 6/13/18	1,000,000	1,116,274
3.75%, 3/27/19	2,900,000	3,000,287

Total U.S. Government Agencies And Instrumentalities (Cost $12,990,865)		13,162,685

u.s. government agency mortgage-Backed securItIes - 33.9%
Fannie Mae:
5.00%, 12/1/16	425,017	453,240
5.00%, 11/1/17	69,028	73,828
5.50%, 8/1/18	260,919	281,508
4.61%, 12/1/19	493,587	510,150
5.00%, 6/1/20	159,480	170,682
6.50%, 4/1/23	59,120	65,666
6.50%, 8/1/32	223,773	250,828
5.50%, 7/1/33	347,882	374,981
5.50%, 7/1/33	497,729	536,501
6.00%, 8/1/33	72,234	79,573
5.50%, 11/1/33	358,999	386,965
5.50%, 3/1/34	636,109	684,667
6.00%, 6/1/34	352,086	387,859
5.00%, 7/1/34	805,955	852,247
5.00%, 10/1/34	518,139	547,363
5.50%, 3/1/35	1,345,088	1,449,501
5.50%, 6/1/35	731,220	792,751
5.50%, 9/1/35	519,064	559,032
5.50%, 2/1/36	302,205	324,991
5.50%, 4/1/36	1,630,247	1,740,900
6.50%, 9/1/36	988,762	1,104,879
5.50%, 11/1/36	430,665	463,827
7.50%, 11/1/36	141,443	159,581
6.00%, 5/1/38	723,715	787,673
5.50%, 6/1/38	782,719	843,429
5.77%, 9/1/38 (r)	1,205,244	1,286,598
4.00%, 3/1/39	1,313,961	1,308,623
4.50%, 5/1/40	1,887,728	1,944,163

	PrIncipal
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONT’D	amount	value
Fannie Mae (Cont’d):
4.50%, 7/1/40	$1,401,946	$1,440,061
Freddie Mac:
4.50%, 9/1/18	239,842	253,183
5.00%, 11/1/20	330,091	351,598
5.00%, 2/1/33	732,288	773,051
5.00%, 4/1/35	394,604	415,829
6.00%, 8/1/36	359,492	390,698
6.50%, 10/1/37	277,965	306,265
4.00%, 11/1/39	1,864,009	1,852,359
5.00%, 1/1/40	2,756,285	2,893,065
4.50%, 4/1/40	2,257,918	2,316,200
6.00%, 4/1/40	785,118	851,215
4.50%, 5/1/40	932,148	956,209
4.50%, 5/1/40	1,861,836	1,909,894
Ginnie Mae:
5.50%, 7/20/34	451,466	488,269
6.00%, 11/20/37	828,810	913,969
5.00%, 10/15/39	1,467,825	1,561,674
4.50%, 8/15/40	990,840	1,029,668

Total U.S. Government Agency Mortgage-Backed Securities (Cost $36,625,545)		37,125,213

u.s. treasury - 33.1%
United States Treasury Bonds:
6.25%, 8/15/23	1,000,000	1,255,937
5.50%, 8/15/28	1,000,000	1,177,500
5.375%, 2/15/31	1,000,000	1,166,562
4.50%, 2/15/36	1,000,000	1,034,688
3.50%, 2/15/39	1,000,000	861,250
3.875%, 8/15/40	1,000,000	920,781
United States Treasury Notes:
1.125%, 6/30/11	1,000,000	1,004,531
1.00%, 12/31/11	1,000,000	1,006,406
1.125%, 1/15/12	1,000,000	1,007,813
1.00%, 3/31/12	1,000,000	1,007,500
1.375%, 5/15/12	1,000,000	1,013,125
4.125%, 8/31/12	1,000,000	1,059,531
1.375%, 11/15/12	1,000,000	1,014,375
1.375%, 2/15/13	1,000,000	1,015,000
1.125%, 6/15/13	1,000,000	1,007,813
4.25%, 11/15/13	1,000,000	1,093,906
2.00%, 11/30/13	1,000,000	1,029,375
1.875%, 2/28/14	1,000,000	1,023,906
2.625%, 6/30/14	1,000,000	1,046,094
2.50%, 4/30/15	1,000,000	1,033,438
4.50%, 11/15/15	1,000,000	1,119,062
2.375%, 3/31/16	1,300,000	1,315,641
2.625%, 4/30/16	1,300,000	1,330,266
4.875%, 8/15/16	1,330,000	1,515,161
3.125%, 10/31/16	1,200,000	1,250,812

	PrIncipal
U.S. TREASURY - CONT’D	amount	value
United States Treasury Notes (Cont’d):
3.00%, 2/28/17	$1,500,000	$1,546,172
4.50%, 5/15/17	1,000,000	1,118,125
3.50%, 2/15/18	1,000,000	1,051,094
3.875%, 5/15/18	970,000	1,042,750
3.75%, 11/15/18	1,050,000	1,116,117
3.125%, 5/15/19	1,000,000	1,010,000
3.375%, 11/15/19	1,000,000	1,020,469
3.625%, 2/15/20	1,050,000	1,089,375

Total U.S. Treasury (Cost $36,415,474)		36,304,575

exchange traded funds - 0.9%	shares
iShares Barclays Aggregate Bond Fund	9,500	1,004,625

Total Exchange Traded Funds (Cost $1,000,474)		1,004,625

TOTAL INVESTMENTS (Cost $107,309,917) - 99.0%		108,513,137
Other assets and liabilities, net - 1.0%		1,102,524
net assets - 100%		$109,615,661

net assets consIst of:
Paid-in capital applicable to 2,076,138 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$107,504,178
Undistributed net investment income		378,456
Accumulated net realized gain (loss) on investments		529,807
Net unrealized appreciation (depreciation) on investments		1,203,220

net assets		$109,615,661

net asset value Per share		$52.80

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
*	Non-income producing security.

Abbreviations:

LLC: Limited Liability Corporation LP: Limited Partnership

STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

NET INVESTMENT INCOME
Investment Income:
Dividend income	$14,867
Interest income	2,544,684
Total investment income	2,559,551

Expenses:
Investment advisory fee	224,592
Transfer agency fees and expenses	1,849
Directors’ fees and expenses	10,621
Administrative fees	74,864
Accounting fees	12,455
Custodian fees	21,395
Reports to shareholders	15,014
Professional fees	25,971
Miscellaneous	6,474
Total expenses	393,235
Fees paid indirectly	(782)
Net expenses	392,453

net Investment Income	2,167,098

realIzed and unrealIzed gaIn (loss) on Investments
Net realized gain (loss)	1,042,436
Change in unrealized appreciation (depreciation)	126,190

net realIzed and unrealIzed gaIn
(loss) on Investments	1,168,626

Increase (decrease) In net assets
resultIng from oPeratIons	$3,335,724

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
Increase (decrease) In net assets	2010	2009
Operations:
Net investment income	$2,167,098	$1,781,314
Net realized gain (loss) on investments	1,042,436	416,495
Change in unrealized appreciation (depreciation)	126,190	(60,512)

Increase (decrease) In net assets
resultIng from oPeratIons	3,335,724	2,137,297

Distributions to shareholders from:
Net investment income	(2,195,331)	(1,758,972)
Net realized gain	(339,138)	(142,302)
Total distributions	(2,534,469)	(1,901,274)

Capital share transactions:
Shares sold	83,266,811	11,942,522
Reinvestment of distributions	2,534,473	1,901,274
Shares redeemed	(14,615,811)	(27,738,019)
Total capital share transactions	71,185,473	(13,894,223)

total Increase (decrease) In net assets	71,986,728	(13,658,200)

net assets
Beginning of year	37,628,933	51,287,133
End of year (including undistributed net investment income
of $378,456 and $224,316, respectively)	$109,615,661	$37,628,933

caPItal share actIvIty
Shares sold	1,560,961	230,028
Reinvestment of distributions	48,156	37,324
Shares redeemed	(273,365)	(529,259)
Total capital share activity	1,335,752	(261,907)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE A – SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP Barclays Capital Aggregate Bond Index Portfolio (the “Portfolio”), formerly known as Summit Barclays Capital Aggregate Bond Index Portfolio, a series of Calvert Variable Products, Inc. (or the “Fund”), formerly known as Summit Mutual Funds, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

		valuatIon InPuts
Investments In securItIes	level 1	level 2	level 3	total
Asset-Backed Securities	—	$57,437	—	$57,437
Commercial Mortgage-Backed Securities	—	1,352,194	—	1,352,194
Corporate Debt	—	19,393,002	—	19,393,002
Exchanged Traded Funds	$1,004,625	—	—	1,004,625
Other Debt Obligations	—	113,406	—	113,406
U.S. Government Obligations	—	86,592,473	—	86,592,473
TOTAL	$1,004,625	$107,508,512	—	$108,513,137

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (“the Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio’s average daily net assets. Under the terms of the agreement, $27,678 was payable at year end. In addition, $13,156 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .60%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $9,226 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $75 for the year ended December 31, 2010. Under the terms of the agreement, $7 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $62,245,089 and $13,282,893, respectively. U.S. Government security purchases and sales were $86,962,180 and $59,493,674, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$2,395,314	$1,758,972
Long-term capital gain	139,155	142,302
Total	$2,534,469	$1,901,274

As of December 31, 2010 the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,941,515
Unrealized (depreciation)	(765,383)
Net unrealized appreciation/(depreciation)	$1,176,132

Undistributed ordinary income	$836,739
Undistributed long term capital gain	$98,612

Federal income tax cost of investments	$107,337,005

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities.

Undistributed net investment income	$182,373
Accumulated net realized gain (loss)	(182,373)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$13,460	1.51%	$3,172,105	December 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE F — OTHER

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Also, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $139,155 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

FINANCIAL HIGHLIGHTS
		years ended
	December 31,	December 31,	December 31,
	2010 (z)	2009 (z)	2008
Net asset value, beginning	$50.82	$51.17	$50.27
Income from investment operations:
Net investment income	1.56	2.00	2.13
Net realized and unrealized gain (loss)	1.67	.35	1.07
Total from investment operations	3.23	2.35	3.20
Distributions from:
Net investment income	(1.08)	(2.50)	(2.30)
Net realized gain	(.17)	(.20)	—
Total distributions	(1.25)	2.70	(2.30)
Total increase (decrease) in net asset value	1.98	(.35)	.90
Net asset value, ending	$52.80	$50.82	$51.17

Total return*	6.37%	4.59%	6.56%
Ratios to average net assets: A
Net investment income	2.89%	3.83%	4.29%
Total expenses	.53%	.54%	.61%
Expenses before offsets	.53%	.54%	.60%
Net expenses	.52%	.54%	.60%
Portfolio turnover	99%	71%	30%
Net assets, ending (in thousands)	$109,616	$37,629	$51,287

		years ended
		decemBer 31,	decemBer 31,
		2007	2006
Net asset value, beginning		$48.85	$49.06
Income from investment operations:
Net investment income		2.13	1.97
Net realized and unrealized gain (loss)		1.40	(.24)
Total from investment operations		3.53	1.73
Distributions from:
Net investment income		(2.11)	(1.94)
Total distributions		(2.11)	(1.94)
Total increase (decrease) in net asset value		1.42	(.21)
Net asset value, ending		$50.27	$48.85

Total return*		7.43%	3.64%
Ratios to average net assets: A
Net investment income		4.24%	3.96%
Total expenses		.59%	.59%
Expenses before offsets		.59%	.59%
Net expenses		.59%	.59%
Portfolio turnover		24%	28%
Net assets, ending (in thousands)		$44,496	$39,160

See notes to financial highlights.

A

Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.

Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(z)	Per share figures calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the three- and five-year periods ended June 30, 2010 and below the median of its peer universe for the one-year period ended June 30, 2010. The data also indicated that the Portfolio outperformed its Lipper index for the three- and five-year periods ended June 30, 2010 and underperformed its Lipper index for the one-year period ended June 30, 2010. The Board also took into account management’s discussion of the Portfolio’s tracking error and performance versus its benchmark index. Based upon its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee was above the median of its peer universe and that total expenses were above the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio and the relatively small range in total expense ratios among the funds in the Portfolio’s peer universe. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2010 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the overall performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP Inflation Protected Plus

Portfolio

(formerly, Summit Inflation

Protected Plus Portfolio)

Annual Report

December 31, 2010

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4 Portfolio Manager Remarks

6 Shareholder Expense Example

7 Report of Independent Registered Public Accounting Firm

8 Statement of Net Assets

11 Statement of Operations

12 Statements of Changes in Net Assets

13 Notes to Financial Statements

18 Financial Highlights

20 Explanation of Financial Tables

21 Proxy Voting

22 Availability of Quarterly Portfolio Holdings

22 Basis for Board’s Approval of Investment Advisory Contracts

26 Director and Officer Information Table

CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the 12-month period ending December 31, 2010, Calvert VP Inflation Protected Plus Portfolio returned 6.33%. Its benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index, returned 6.31% for the period. The portfolio slightly outperformed the index because the portfolio includes corporate fixed income securities which outperformed TIPS during the period.

Investment clImate

Fixed-income markets performed well during 2010, with a little help from the Federal Reserve (Fed). The Fed purchased Treasuries and mortgage-backed securities early in the year in an effort to drive down intermediate interest rates. Shortly after the Fed’s first quantitative easing program was completed, speculation began about a second round of easing (QE2). In the fall, QE2 was announced. Initially, the Fed’s objective of reducing interest rates was accomplished, as rates on bonds in the two- to 10-year maturity range declined by 50 to 70 basis points.1 That changed in early December, when markets were surprised by a sizable round of fiscal stimulus. This monetary and fiscal support quickly created expectations for improved economic growth and a larger federal deficit (financed by Treasury debt) in 2011. In response, bond yields surged during the fourth quarter.

 CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.10)

One year                  6.33%
Since inception
(12.28.06)              5.52%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Americans experienced disinflation, a slowdown in the rate of inflation, in 2010, largely due to economic weakness and excess capacity resulting from the recession. The inflation rate, as measured by the Consumer Price Index for Urban Consumers, was 1.5% during 2010, which was lower than the 2.7% rate recorded in 2009. The core inflation rate fell to 0.8% in 2010 from 1.8% in 2009.2

% of Total Investments
Investment Allocation	(at 12.31.10)

Long Term	43%
Intermediate Term	20%
Short Term	37%

Total	100%

The difference between the yield on a 10-year Treasury bond and the yield on a 10-year TIPS ended the year at 2.28% in 2010.  At the end of 2009, the yield difference was 2.41%. The narrowing of this spread implies that investors’ expectations for future inflation decreased slightly during 2010.

PortfolIo strategy

The portfolio primarily invests in TIPS and floating-rate securities. In addition, the portfolio included a smaller amount of fixed-rate corporate and agency bonds.  Throughout 2010, the portfolio maintained an intermediate duration similar to that of the Barclays Capital TIPS index. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movement. TIPS are intended to protect against changing inflation expectations, while we expect the floating-rate securities to provide greater income during times of inflation. The portfolio may also selectively invest in fixed-rate securities that have the potential to increase portfolio returns in stable markets.

outlook

The performance of inflation-protected securities depends heavily on the expected rate of future inflation. Currently, the inflation picture appears benign. A combination of factors including a slack labor market, low capacity utilization, a sluggish housing market, and lack of pricing power for most America corporations produced disinflation during 2010. However, central bankers in both the United States and Europe continue to monetize their debt by increasing the money supply, which weakens currencies and drives commodity—energy, agriculture, metals, materials, and natural resources—prices higher. As these forces work through the economy, inflationary pressures may increase. In addition, if economic growth accelerates around the world, investors’ concerns about inflation rising over the intermediate- to longer-term may increase and affect the performance of inflation-protected securities.

January 2011

1 A basis point is 0.01 percentage points.

2 Bureau of Labor Statistics. The 2010 figure is the November year-over-year change in the core CPI.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNTVALUE	DURINGPERIOD*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,015.80	$3.81

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.42	$3.82

* Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc.
and Shareholders of Calvert VP Inflation Protected Plus Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Inflation Protected Plus Portfolio (formerly, the Summit Inflation Protected Plus Portfolio) (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Inflation Protected Plus Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania
February 25, 2011

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

	PrIncipal
U.S. TREASURY(i) - 51.6%	amount	value
United States Treasury Bonds:
2.375%, 1/15/25	$1,160,240	$1,290,767
2.00%, 1/15/26	1,432,470	1,520,433
2.375%, 1/15/27	1,301,388	1,445,557
1.75%, 1/15/28	1,096,137	1,115,491
3.625%, 4/15/28	946,526	1,221,166
2.50%, 1/15/29	1,354,791	1,535,571
3.875%, 4/15/29	1,197,324	1,604,414
3.375%, 4/15/32	492,852	636,703
2.125%, 2/15/40	1,669,569	1,766,091
United States Treasury Notes:
1.875%, 7/15/15	1,011,942	1,095,743
1.625%, 1/15/18	1,043,940	1,116,690
1.25%, 7/15/20	1,002,830	1,026,491

Total U.S. Treasury (Cost $14,745,504)		15,375,117

corPorate Bonds - 46.1%
Alcoa, Inc., 6.15%, 8/15/20	300,000	307,471
Ally Financial, Inc., 0.304%, 12/19/12 (r)	1,000,000	1,000,200
American Express Credit Corp., 0.381%, 2/24/12 (r)	200,000	199,014
Bank of America Corp.:
0.588%, 4/30/12 (r)	500,000	502,170
7.375%, 5/15/14	100,000	111,657
Baxter International, Inc., 4.00%, 3/1/14	100,000	106,440
BlackRock, Inc., 3.50%, 12/10/14	100,000	103,381
Bottling Group LLC, 6.95%, 3/15/14	100,000	115,632
BP Capital Markets plc:
3.625%, 5/8/14	100,000	102,968
4.50%, 10/1/20	100,000	99,161
CA, Inc., 5.375%, 12/1/19	100,000	103,193
CCO Holdings LLC / CCO Holdings Capital Corp., 7.25%, 10/30/17	200,000	203,000
Citibank NA:
1.00%, 3/30/11 (r)	100,000	100,037
0.286%, 11/15/12 (r)	500,000	500,178
Corrections Corporation of America, 6.75%, 1/31/14	250,000	253,750
Eli Lilly & Co., 4.20%, 3/6/14	100,000	107,125
Enbridge Energy Partners LP, 5.20%, 3/15/20	100,000	104,779
Ford Motor Credit Co. LLC:
3.039%, 1/13/12 (r)	250,000	252,200
8.125%, 1/15/20	400,000	464,000
General Electric Capital Corp.:
0.236%, 5/8/12 (r)	500,000	499,653
0.304%, 9/21/12 (r)	500,000	500,001
General Mills, Inc., 5.65%, 2/15/19	100,000	111,131

	PrIncipal
CORPORATE BONDS - CONT’D	amount	vauue
Goldman Sachs Group, Inc.:
0.536%, 11/9/11 (r)	$500,000	$501,213
0.753%, 3/22/16 (r)	400,000	375,948
Harley-Davidson Funding Corp., 5.75%, 12/15/14 (e)	200,000	209,752
Hewlett-Packard Co., 4.75%, 6/2/14	100,000	108,810
Hospira, Inc., 6.40%, 5/15/15	100,000	113,101
Jabil Circuit, Inc., 5.625%, 12/15/20	250,000	245,625
JPMorgan Chase & Co., 0.683%, 6/22/12 (r)	1,000,000	1,005,325
L-3 Communications Corp., 5.20%, 10/15/19	200,000	203,324
MDC Holdings, Inc., 5.625%, 2/1/20	700,000	693,505
Morgan Stanley:
0.654%, 6/20/12 (r)	500,000	502,654
0.589%, 1/9/14 (r)	500,000	480,025
Mueller Water Products, Inc., 8.75%, 9/1/20	100,000	110,500
Northern Trust Corp., 3.45%, 11/4/20	100,000	95,350
Novartis Capital Corp., 4.125%, 2/10/14	100,000	106,849
PNC Funding Corp., 0.488%, 1/31/14 (r)	500,000	490,059
Potash Corp. of Saskatchewan, Inc., 5.25%, 5/15/14	100,000	108,845
Pride International, Inc., 7.875%, 8/15/40	250,000	268,125
Procter & Gamble Co., 3.50%, 2/15/15	100,000	105,124
Qwest Corp., 3.552%, 6/15/13 (r)	500,000	520,625
Shell International Finance BV, 4.00%, 3/21/14	100,000	106,382
State Street Bank and Trust Co., 0.502%, 9/15/11 (r)	900,000	901,478
Time Warner Cable, Inc., 5.00%, 2/1/20	200,000	205,469
Unilever Capital Corp., 4.80%, 2/15/19	100,000	107,956
Valero Energy Corp., 6.125%, 2/1/20	100,000	106,194
Williams Partners LP, 3.80%, 2/15/15	200,000	206,681

Total Corporate Bonds (Cost $13,465,963)		13,726,060

u.s. government agencIes and InstrumentalItIes - 0.9%
Freddie Mac, 3.75%, 3/27/19	250,000	258,645

Total U.S. Government Agencies And Instrumentalities (Cost $258,652)		258,645

TOTAL INVESTMENTS (Cost $28,470,119) - 98.6%		29,359,822
Other assets and liabilities, net - 1.4%		413,622
net assets - 100%		$29,773,444

net assets consIst of:
Paid-in capital applicable to 542,916 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized	$28,455,172
Undistributed net investment income	71,626
Accumulated net realized gain (loss) on investments	356,943
Net unrealized appreciation (depreciation) on investments	889,703

net assets	$29,773,444

net asset value Per share	$54.84

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(i)	Inflation protected securities.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

NET INVESTMENT INCOME
Investment Income:
Interest income	$691,485
Inflation principal income	195,456
Total investment income	886,941

Expenses:
Investment advisory fee	163,435
Transfer agency fees and expenses	1,651
Accounting fees	5,248
Directors’ fees and expenses	4,287
Administrative fees	32,687
Custodian fees	11,006
Reports to shareholders	21,894
Professional fees	22,130
Miscellaneous	4,571
Total expenses	266,909
Reimbursement from Advisor	(21,488)
Fees paid indirectly	(268)
Net expenses	245,153

net Investment Income	641,788

realIzed and unrealIzed gaIn (loss) on Investments
Net realized gain (loss)	994,587
Change in unrealized appreciation (depreciation)	385,586

net realIzed and unrealIzed gaIn
(loss) on Investments	1,380,173

Increase (decrease) In net assets
resultIng from oPeratIons	$2,021,961

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
Increase (decrease) In net assets	2010	2009
Operations:
Net investment income	$641,788	$144,749
Net realized gain (loss)	994,587	(27,478)
Change in unrealized appreciation (depreciation)	385,586	1,678,310

IIncrease (decrease) In net assets
resultIng from oPeratIons	2,021,961	1,795,581

Distributions to shareholders from:
Net investment income	(590,360)	(124,551)
Net realized gain	(356,945)	—
Total distributions	(947,305)	(124,551)

Capital share transactions:
Shares sold	12,850,348	21,325,384
Reinvestment of distributions	947,309	124,551
Shares redeemed	(20,624,230)	(5,087,708)
Total capital share transactions	(6,826,573)	16,362,227

total Increase (decrease) In net assets	(5,751,917)	18,033,257

net assets
Beginning of year	35,525,361	17,492,104
End of year (including undistributed net investment
income of $71,626 and $20,198, respectively)	$29,773,444	$35,525,361

caPItal share actIvIty
Shares sold	231,118	411,207
Reinvestment of distributions	17,363	2,334
Shares redeemed	(372,237)	(98,917)
Total capital share activity	(123,756)	314,624

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Inflation Protected Plus Portfolio (the “Portfolio”), formerly known as Summit Inflation Protected Plus Portfolio, a series of Calvert Variable Products, Inc., (the “Fund”), formerly known as Summit Mutual Funds, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

		valuatIon InPuts
Investments In securItIes	level 1	level 2	level 3	total
U.S. government obligations	—	$15,633,762	—	$15,633,762
Corporate debt obligations	—	13,726,060	—	13,726,060
TOTAL	—	$29,359,822	—	$29,359,822

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Treasury Inflation-Protected Securities: The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”), in which the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to inflation principal income in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Portfolio’s distributions.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50% of the Portfolio’s average daily net assets. Under the terms of the agreement, $12,431 was payable at year end. In addition, $7,112 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% based on the Portfolio’s average daily net assets. Under the terms of the agreement, $2,486 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $60 for the year ended December 31, 2010. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. Government securities, were $15,229,621 and $18,759,207, respectively. U.S. Government security purchases and sales were $15,975,859 and $19,734,772, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$772,255	$124,551
Long term capital gain	175,050	—
Total	$947,305	$124,551

As of December 31, 2010, the components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$964,209
Unrealized (depreciation)	(82,494)
Net unrealized appreciation/(depreciation)	$881,715

Undistributed ordinary income	$261,510
Undistributed long term capital gain	$175,047

Federal income tax cost of investments	$28,478,107

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loan outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$33,585	1.52%	$1,025,863	July 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE F — OTHER

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Also, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates $175,050 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

FINANCIAL HIGHLIGHTS

		Years Ended
	December 31,	December 31,	December 31,
	2010	2009	2008 (z)
Net asset value, beginning	$53.29	$49.69	$53.00
Income from investment operations:
Net investment income	1.23	.22	1.35
Net realized and unrealized gain (loss)	2.13	3.57	(2.47)
Total from investment operations	3.36	3.79	(1.12)
Distributions from:
Net investment income	(1.13)	(.19)	(1.37)
Return of capital	(.68)	—	(.82)
Total distributions	(1.81)	(.19)	(2.19)
Total increase (decrease) in net asset value	1.55	3.60	(3.31)
Net asset value, ending	$54.84	$53.29	$49.69

Total return*	6.33%	7.62%	(2.33%)
Ratios to average net assets: A
Net investment income	1.96%	.57%	2.59%
Total expenses	.82%	.81%	1.25%
Expenses before offsets	.75%	.75%	.75%
Net expenses	.75%	.75%	.75%
Portfolio turnover	96%	123%	56%
Net assets, ending (in thousands)	$29,773	$35,525	$17,492

	Periods Ended
	December 31,	December 31,
	2007	2006^
Net asset value, beginning	$50.09	$50.00
Income from investment operations:
Net investment income	2.64	—
Net realized and unrealized gain (loss)	2.59	.09
Total from investment operations	5.23	.09
Distributions from:
Net investment income	(2.32)	—
Total distributions	(2.32)	—
Total increase (decrease) in net asset value	2.91	.09
Net asset value, ending	$53.00	$50.09

Total return*	10.80%	.18%
Ratios to average net assets: A
Net investment income (loss)	5.19%	(2.28%) (a)
Total expenses	5.27%	33.70% (a)
Expenses before offsets	.75%	.75% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	8%	0%
Net assets, ending (in thousands)	$1,157	$1,002

See notes to financial highlights.

A

Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)	Annualized.
(z)	Per share figures are calculated using Average Shares Method.
*	Total return is not annualized for periods less than one year.
^	From December 28, 2006 inception.

See notes to financial statements.

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affili-ates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s ef-

fectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the performance of the Portfolio was at the median of its peer group for the one-year period ended June 30, 2010 and below the median of its peer group for the three-year period ended June 30, 2010. The data also indicated that the Portfolio underperformed its Lipper index for the one- and three-year periods ended June 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance, including the differences in the investment strategies used by the funds in the Portfolio’s peer group that also affect relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one- and three-year periods ended June 30, 2010 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP Lifestyle
Moderate Portfolio
(formerly,Summit Lifestyle ETF
Market Strategy Target Portfolio)

Annual Report

December 31, 2010

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4 Portfolio Manager Remarks

7 Shareholder Expense Example

8 Report of Independent Registered Public Accounting Firm

9 Statement of Net Assets

10 Statement of Operations

11 Statements of Changes in Net Assets

12 Notes to Financial Statements

17 Financial Highlights

19 Explanation of Financial Tables

20 Proxy Voting

21 Availability of Quarterly Portfolio Holdings

21 Basis for Board’s Approval of Investment Advisory Contracts

25 Director and Officer Information Table

Calvert VP lifestyle moderate Portfolio

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the year ended December 31, 2010, Calvert VP Lifestyle ETF Moderate Portfolio returned 12.46%. Its benchmark, the Standard & Poor’s (S&P) 500 Index, returned 15.06% for the same period. The portfolio, which invests approximately 60% of its assets in stocks and 40% in bonds, underperformed during the year because the benchmark does not include bonds. When the portfolio’s performance is compared to a composite index comprised of 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index, it outperformed. The composite index returned 11.65% for the period.

Proposed Merger

The Directors of Calvert Variable Products, Inc. have approved Calvert’s recommendation to solicit a shareholder vote for the merger of Calvert VP Lifestyle Moderate Portfolio into Ibbotson Balanced ETF Asset Allocation Portfolio. Shareholders of Calvert VP Lifestyle Moderate Portfolio will be asked to vote on the merger and must approve it before any change may take place. Proxy materials, including the proposed Agreement and Plan of Reorganization and a further explanation of the proposed changes, will be sent to shareholders.

Investment Climate

Equity markets performed well in 2010, although pockets of turbulence disrupted performance throughout the year. After a strong start, turmoil in the Greek bond market caused global equity markets to falter. They rebounded quickly once European Union governments and the European Central Bank announced a bail-out for Greece and debt-purchase programs designed to support peripheral euro-zone countries. During late spring and throughout the summer months, equity markets in the United States languished as domestic economic activity slowed. Investors’ concerns about European financial market stability intensified as Portugal, Ireland, Italy,

Calvert VP Lifestyle Moderate Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

            Average Annual Total Return
            (period ended 12.31.10)

One year	12.46%
Since inception (12.28.06)	1.05%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Asset Allocation	% of Total Investments
Domestic Equity Exchange Traded Funds	63%
International and Global Equity Exchange Traded Funds	8%
Fixed Income Exchange Traded Funds	29%
Total	100%

and Spain showed signs of weakness. By fall, the Federal Reserve announced its second round of quantitative easing (QE2), which helped propel equity markets to new highs for the year. In addition, economic growth appears to have accelerated during the second half of 2010, fueling the markets’ rise.

Fixed income markets performed well during 2010, with a little help from the Federal Reserve (Fed). The Fed purchased Treasuries and mortgage-backed securities early in the year in an effort to drive down intermediate interest rates. Shortly after the Fed’s first quantitative easing program was completed, speculation began about a second round of easing which began in the fall. Initially, the Fed’s objective of reducing interest rates was accomplished, as rates on bonds in the two- to 10-year maturity range declined by 50 to 70 basis points.1 That changed in early December, when markets were surprised by a sizable round of fiscal stimulus. This monetary and fiscal support quickly created expectations for improved economic growth and a larger federal deficit (financed by Treasury debt) in 2011. In response, bond yields surged during the fourth quarter. Most major sectors of the bond market, including Treasuries and investment-grade corporate bonds, posted losses for the quarter.2 Over the full year, all major taxable bond market sectors posted positive returns, as yields finished mostly lower. The yield on 10-year Treasuries, for example, fell by 55 basis points. Three-month Treasury Bills yielded 0.12% at the end of the year, and money-market rates remained near zero as the Fed kept the target federal funds rate at that level.

PortfolIo strategy

As a “fund of funds,” the portfolio holds exchange-traded funds (ETFs) that invest in specific asset classes, including domestic and international stocks, investment-grade bonds and, to a lesser extent, high-yield bonds. The portfolio’s managers review holdings continuously and make changes as necessary.

During 2010, the portfolio’s exposure to equities increased after the first quarter. Over the full year, it held more than the target 60% in equities, on average. The portfolio’s small-cap, mid-cap, and emerging market ETFs made positive contributions to relative performance during the year. The portfolio also held large-cap international ETFs, which detracted from relative performance. The portfolio’s corporate and high-yield bond ETFs also made attractive performance contributions over the full year.

The portfolio entered 2011 with an overweight position in equity and high-yield fixed income ETFs relative to the composite index.

outlook

During 2011, we expect to see increased growth in the U.S. and global economies. We also anticipate that corporate earnings will improve, in general. Interest rates may increase modestly as the economy strengthens and the Fed’s second round of quantitative easing ends by mid-year. Merger and acquisition (M&A) activity will likely increase during 2011, as an improved economic outlook, significant cash on corporate balance sheets, low interest rates, and relatively attractive valuation multiples combine to create an attractive environment for M&A activity. Riskier assets, including equities and lower-rated bonds, may outperform in this environment, continuing the trend that began in 2009.

The equity market will face challenges during the year. Weakness in Europe is likely to persist into 2011, which may negatively affect companies that depend on European markets. Chronically high unemployment in the United States, as well as growing budget deficits at federal, state, and local levels, may limit domestic economic growth. Also, the possibility of rising interest rates may negatively affect price-to-earnings multiples in the equity markets.

January 2011

1. A basis point is 0.01 percentage points.
2. Barclays Capital fixed-income indices

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,169.90	$4.10

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.42	$3.82

* Expenses are equal to the Fund’s annualized expense ratio of .75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc.
and Shareholders of Calvert VP Lifestyle Moderate Portfolio:

We have audited the accompanying statement of assets and liabilities of the Calvert VP Lifestyle Moderate Portfolio (formerly, the Summit Lifestyle ETF Market Strategy Target Portfolio) (the Portfolio), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Lifestyle Moderate Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania
February 25, 2011

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

EXCHANGE TRADED FUNDS - 97.6%	shares	value
iShares Barclays Aggregate Bond Fund	26,000	$2,749,500
iShares Barclays Intermediate Credit Bond Fund	10,900	1,146,462
iShares Barclays MBS Bond Fund	6,500	686,270
iShares Barclays TIPS Bond Fund	8,500	913,920
iShares iBoxx $ High Yield Corporate Bond Fund	10,100	911,929
iShares MSCI EAFE Index Fund	11,800	687,114
iShares Russell 2000 Index Fund	8,700	680,601
iShares S&P 500 Growth Index Fund	48,800	3,203,232
iShares S&P 500 Index Fund	25,400	3,206,750
iShares S&P 500 Value Index Fund	72,700	4,332,193
SPDR S&P MidCap 400 Trust	12,400	2,042,032
Vanguard Emerging Markets Fund	23,800	1,145,970
Vanguard REIT	12,400	686,588

Total Exchange Traded Funds (Cost $19,933,904)		22,392,561

TOTAL INVESTMENTS (Cost $19,933,904) - 97.6%		22,392,561
Other assets and liabilities, net - 2.4%		550,970
net assets - 100%		$22,943,531

net assets consIst of:
Paid-in capital applicable to 464,786 shares of common stock
outstanding; $0.10 par value, 20,000,000 shares authorized		$22,565,876
Undistributed net investment income		221,004
Accumulated net realized gain (loss) on investments		(2,302,006)
Net unrealized appreciation (depreciation) on investments		2,458,657

net assets		$22,943,531

net asset value Per share		$49.36

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

net Investment Income
Investment Income:
Dividend income	$587,860
Interest income	1
Total investment income	587,861

Expenses:
Investment advisory fee	124,083
Transfer agency fees and expenses	1,649
Accounting fees	3,578
Directors’ fees and expenses	3,044
Administrative fees	22,560
Custodian fees	6,541
Reports to shareholders	3,177
Professional fees	22,925
Miscellaneous	4,353
Total expenses	191,910
Reimbursement from Advisor	(22,212)
Fees paid indirectly	(495)
Net expenses	169,203

net Investment Income	418,658

realIzed and unrealIzed gaIn (loss) on Investments
Net realized gain (loss)	1,051,837
Change in unrealized appreciation (depreciation)	1,132,617

net realIzed and unrealIzed gaIn
(loss) on Investments	2,184,454

Increase (decrease) In net assets
resultIng from oPeratIons	$2,603,112

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2010	2009
Operations:
Net investment income	$418,658	$348,850
Net realized gain (loss)	1,051,837	(2,144,203)
Change in unrealized appreciation (depreciation)	1,132,617	3,964,367

Increase (decrease) In net assets
resultIng from oPeratIons	2,603,112	2,169,014

Distributions to shareholders from:
Net investment income	(287,650)	(323,160)
Total distributions	(287,650)	(323,160)

Capital share transactions:
Shares sold	2,651,322	13,148,996
Reinvestment of distributions	287,648	323,158
Shares redeemed	(5,927,177)	(2,373,267)
Total capital share transactions	(2,988,207)	11,098,887

total Increase (decrease) In net assets	(672,745)	12,944,741

net assets
Beginning of year	23,616,276	10,671,535
End of year (including undistributed net investment
income of $221,004 and $92,039, respectively	$22,943,531	$23,616,276

caPItal share actIvIty
Shares sold	57,382	304,546
Reinvestment of distributions	5,832	7,223
Shares redeemed	(129,670)	(57,634)
Total capital share activity	(66,456)	254,135

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE A – SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP Lifestyle Moderate Portfolio (the “Portfolio”), formerly known as Summit Lifestyle ETF Market Strategy Target Portfolio, a series of Calvert Variable Products, Inc. (the “Fund”), formerly known as Summit Mutual Funds, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in various exchange traded funds (the “Underlying Funds”), representing different market exposure.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

		valuatIon InPuts
Investments In securItIes	level 1	level 2	level 3	total
Exchange Traded Funds	$22,392,561	—	—	$22,392,561
TOTAL	$22,392,561	—	—	$22,392,561

Security Transactions and Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .55% of the Portfolio’s average daily net assets. Under the terms of the agreement, $10,576 was payable at year end. In addition, $4,125 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $1,923 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $60 for the year ended December 31, 2010. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $9,230,449 and $11,992,513, respectively.

CAPITAL LOSS CARRYFORWARDS

exPIratIon date
31-Dec-16	($273,283)
31-Dec-17	(1,480,970)

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$287,650	$323,160
Total	$287,650	$323,160

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,919,779
Unrealized (depreciation)	(8,875)
Net unrealized appreciation/(depreciation)	$1,910,904

Undistributed ordinary income	$221,004
Capital loss carryforward	($1,754,253)
Federal income tax cost of investments	$20,481,657

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and exchange traded funds.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to exchange traded funds.

Undistributed net investment income	($2,043)
Accumulated net realized gain (loss)	2,043

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED	MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$3,284	1.57%	$557,719	May 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE F — OTHER

On December 9, 2010, the Board of Directors approved a resolution to reorganize the Calvert VP Lifestyle Moderate Portfolio into the Ibbotson Balanced ETF Asset Allocation Portfolio. Shareholders of Calvert VP Lifestyle Moderate Portfolio will be asked to vote on the reorganization and must approve it before any change may take place.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 49.6% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

FINANCIAL HIGHLIGHTS

		years ended
	December 31,	December 31,	December 31,
	2010 (z)	2009 (z)	2008
Net asset value, beginning	$44.45	$38.51	$52.62
Income from investment operations:
Net investment income	.85	.97	.74
Net realized and unrealized gain (loss)	4.69	5.59	(13.70)
Total from investment operations	5.54	6.56	(12.96)
Distributions from:
Net investment income	(.63)	(.62)	(1.14)
Net realized gain	—	—	(.01)
Total distributions	(.63)	(.62)	(1.15)
Total increase (decrease) in net asset value	4.91	5.94	(14.11)
Net asset value, ending	$49.36	$44.45	$38.51

Total return*	12.46%	17.02%	(24.72%)
Ratios to average net assets: A,B
Net investment income	1.86%	2.41%	2.58%
Total expenses	.85%	.85%	1.13%
Expenses before offsets	.75%	.75%	.75%
Net expenses	.75%	.75%	.75%
Portfolio turnover	42%	80%	79%
Net assets, ending (in thousands)	$22,944	$23,616	$10,672

		PerIods ended
		December 31,	December 31,
		2007 (z)	2006	^
Net asset value, beginning		$49.84	$50.00
Income from investment operations:
Net investment income		2.33	—
Net realized and unrealized gain (loss)		.45	(.16)
Total from investment operations		2.78	(.16)
Distributions from:
Net investment income		—	—
Net realized gain		—	—
Total distributions		—	—
Total increase (decrease) in net asset value		2.78	(.16)
Net asset value, ending		$52.62	$49.84

Total return*		5.58%	(.32%)
Ratios to average net assets: A,B
Net investment income (loss)		4.46%	(.59	%) (a)
Total expenses		4.09%	220.56	% (a)
Expenses before offsets		.75%	.75	% (a)
Net expenses		.75%	.75	% (a)
Portfolio turnover		17%	0%
Net assets, ending (in thousands)		$4,686	$150

See notes to financial highlights.

A

Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B	Amounts do not include the activity of the Underlying Funds.
(a)	Annualized.
(z)	Per share figures calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year.
^	From December 28, 2006 inception.

See notes to financial statements.

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one- and three-year periods ended June 30, 2010. The data also indicated that the Portfolio underperformed its Lipper index for the one- and three-year periods ended June 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance and its plans with respect to the Portfolio. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was above the median of its peer universe and that total expenses (net of expense reimbursements) were above the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one- and three-year periods ended June 30, 2010 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP Lifestyle
Conservative Portfolio
(formerly,Summit Lifestyle ETF
Market Strategy Conservative
Portfolio)

Annual Report

December 31, 2010

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4 Portfolio Manager Remarks

7 Shareholder Expense Example

8 Report of Independent Registered Public Accounting Firm

9 Statement of Net Assets

10 Statement of Operations

11 Statements of Changes in Net Assets

12 Notes to Financial Statements

17 Financial Highlights

19 Explanation of Financial Tables

20 Proxy Voting

21 Availability of Quarterly Portfolio Holdings

21 Basis for Board’s Approval of Investment Advisory Contracts

25 Director and Officer Information Table

CALVERT VP LIFESTYLE CONSERVATIVE PORTFOLIO

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the year ended December 31, 2010, Calvert VP Lifestyle Conservative Portfolio returned 10.59%. Its benchmark, the Barclays Capital Aggregate Bond Index, returned 6.54% for the same period. The portfolio, which invests approximately 40% of its assets in stocks and 60% in bonds, outperformed during the year because the benchmark does not include stocks. When the portfolio’s performance is compared to a composite index comprised of 40% Standard & Poor’s (S&P) 500 Index and 60% Barclays Capital Aggregate Bond Index, it still outperformed. The composite index returned 9.95% for the period.

Proposed merger

The Directors of Calvert Variable Products, Inc. have approved Calvert’s recommendation to solicit a shareholder vote for the merger of Calvert VP Lifestyle Conservative Portfolio into Ibbotson Income and Growth ETF Asset Allocation Portfolio. Shareholders of Calvert VP Lifestyle Conservative Portfolio will be asked to vote on the merger and must approve it before any change may take place. Proxy materials, including the proposed Agreement and Plan of Reorganization and a further explanation of the proposed changes, will be sent to shareholders.

Investment clImate

Equity markets performed well in 2010, although pockets of turbulence disrupted performance throughout the year. After a strong start, turmoil

Calvert VP Lifestyle
Conservative Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

$14,000
$12,000
$10,000
$8,000
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
Calvert VP Lifestyle Conservative Portfolio - $11,442
Barclays Capital Aggregate Bond Index - $12,705
Calvert VP Lifestyle Conservative Composite Index - $11,605

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.10)

One year              10.59%
Since inception
(12.28.06)             3.36%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

% of Total Investments
Asset Allocation	(at 12.31.10)

Domestic Equity Exchange Traded Funds	46%
International and Global Equity Exchange Traded Funds	6%
Fixed Income Exchange Traded Funds	48%

Total	100%

in the Greek bond market caused global equity markets to falter. They rebounded quickly once European Union governments and the European Central Bank announced a bail-out for Greece and debt-purchase programs designed to support peripheral euro-zone countries. During late spring and throughout the summer months, equity markets in the United States languished as domestic economic activity slowed. Investors’ concerns about European financial market stability intensified as Portugal, Ireland, Italy, and Spain showed signs of weakness. By fall, the Federal Reserve announced its second round of quantitative easing (QE2), which helped propel equity markets to new highs for the year. In addition, economic growth appears to have accelerated during the second half of 2010, fueling the markets’ rise.

Fixed-income markets performed well during 2010, with a little help from the Federal Reserve (Fed). The Fed purchased Treasuries and mortgage-backed securities early in the year in an effort to drive down intermediate interest rates. Shortly after the Fed’s first quantitative easing program was completed, speculation began about a second round of easing which began in the fall. Initially, the Fed’s objective of reducing interest rates was accomplished, as rates on bonds in the two- to 10-year maturity range declined by 50 to 70 basis points.1 That changed in early December, when markets were surprised by a sizable round of fiscal stimulus. This monetary and fiscal support quickly created expectations for improved economic growth and a larger federal deficit (financed by Treasury debt) in 2011. In response, bond yields surged during the fourth quarter. Most major sectors of the bond market, including Treasuries and investment-grade corporate bonds, posted losses for the quarter.2

Over the full year, all major taxable bond market sectors posted positive returns as yields finished mostly lower. The yield on 10-year Treasuries, for example, fell by 55 basis points. Three-month Treasury Bills yielded 0.12% at the end of the year, and money-market rates remained near zero as the Fed kept the target federal funds rate at that level.

PortfolIo strategy

As a “fund of funds,” the portfolio holds exchange-traded funds (ETFs) that invest in specific asset classes, including domestic and international stocks, investment-grade bonds and, to a lesser extent, high-yield bonds. The portfolio’s managers review holdings continuously and make changes as necessary.

During 2010, the portfolio’s exposure to equities increased after the first quarter. Over the full year, it held more than the target 40% in equities, on average. The portfolio’s small-cap, mid-cap, and emerging-market ETFs made positive contributions to relative performance during the year. The portfolio also held large-cap international ETFs, which detracted from performance. The portfolio’s corporate and high-yield bond ETFs also made attractive performance contributions over the full year.

The portfolio entered 2011 holding more than 40% in equities. In addition, it emphasized lower-rated, higher yielding bonds more heavily than the composite index.

outlook

During 2011, we expect to see increased growth in the U.S. and global economies. We also anticipate that corporate earnings will improve, in general. Interest rates may increase modestly as the economy strengthens and the Fed’s second round of quantitative easing ends by mid-year. Merger and acquisition (M&A) activity will likely increase during 2011, as an improved economic outlook, significant cash on corporate balance sheets, low interest rates, and relatively attractive valuation multiples combine to create an attractive environment for M&A activity. Riskier assets, including equities and lower-rated bonds, may outperform in this environment, continuing the trend that began in 2009.

The equity market will face challenges during the year. Weakness in Europe is likely to persist into 2011, which may negatively affect companies that depend on European markets. Chronically high unemployment in the United States, as well as growing budget deficits at federal, state, and local levels, may limit domestic economic growth. Also, the possibility of rising interest rates may negatively affect price-to-earnings multiples in the equity markets.

January 2011

1. A basis point is 0.01 percentage points.
2. Barclays Capital fixed-income indices

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNTVALUE	DURING PERIOD*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,125.20	$4.02

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.42	$3.82

* Expenses are equal to the Fund’s annualized expense ratio of .75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc.
and Shareholders of Calvert VP Lifestyle Conservative Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Lifestyle Conservative Portfolio (formerly, the Summit Lifestyle ETF Market Strategy Conservative Portfolio) (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Lifestyle Conservative Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 25, 2011

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

EXCHANGE TRADED FUNDS - 96.8%	shares	value
iShares Barclays Aggregate Bond Fund	16,700	$1,766,025
iShares Barclays Intermediate Credit Bond Fund	7,000	736,260
iShares Barclays MBS Bond Fund	4,200	443,436
iShares Barclays TIPS Bond Fund	5,500	591,360
iShares iBoxx $ High Yield Corporate Bond Fund	6,500	586,885
iShares MSCI EAFE Index Fund	3,200	186,336
iShares Russell 2000 Index Fund	2,400	187,752
iShares S&P 500 Growth Index Fund	13,400	879,576
iShares S&P 500 Index Fund	7,000	883,750
iShares S&P 500 Value Index Fund	19,900	1,185,841
SPDR S&P MidCap 400 Trust	3,400	559,912
Vanguard Emerging Markets Fund	6,500	312,975
Vanguard REIT	3,400	188,258

Total Exchange Traded Funds (Cost $7,902,475)		8,508,366

TOTAL INVESTMENTS (Cost $7,902,475) - 96.8%		8,508,366
Other assets and liabilities, net - 3.2%		285,039
net assets - 100%		$8,793,405

net assets consIst of:
Paid-in capital applicable to 166,247 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$8,007,324
Undistributed net investment income		108,039
Accumulated net realized gain (loss) on investments		72,151
Net unrealized appreciation (depreciation) on investments		605,891

net assets		$8,793,405

net asset value Per share		$52.89

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

NET INVESTMENT INCOME
Investment Income:
Dividend income	$265,911
Interest income	1
Total investment income	265,912

Expenses:
Investment advisory fee	47,198
Transfer agency fees and expenses	1,651
Directors’ fees and expenses	1,188
Administrative fees	8,581
Accounting fees	1,361
Custodian fees	5,356
Reports to shareholders	3,119
Professional fees	21,590
Miscellaneous	4,224
Total expenses	94,268
Reimbursement from Advisor	(29,565)
Fees paid indirectly	(342)
Net expenses	64,361

net Investment Income	201,551

realIzed and unrealIzed gaIn (loss) on Investments
Net realized gain (loss)	235,225
Change in unrealized appreciation (depreciation)	406,379

net realIzed and unrealIzed gaIn
(loss) on Investments	641,604

Increase (decrease) In net assets
resultIng from oPeratIons	$843,155

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2010	2009
Operations:
Net investment income	$201,551	$118,483
Net realized gain (loss) on investments	235,225	(57,916)
Change in unrealized appreciation (depreciation)	406,379	331,267

Increase (decrease) In net assets
resultIng from oPeratIons	843,155	391,834

Distributions to shareholders from:
Net investment income	(107,682)	(102,530)
Total distributions	(107,682)	(102,530)

Capital share transactions:
Shares sold	1,913,772	8,529,761
Reinvestment of distributions	107,681	102,529
Shares redeemed	(2,484,775)	(2,595,680)
Total capital share transactions	(463,322)	6,036,610

total Increase (decrease) In net assets	272,151	6,325,914

net assets
Beginning of year	8,521,254	2,195,340
End of year (including undistributed net investment income
of $108,039 and $14,955, respectively)	$8,793,405	$8,521,254

caPItal share actIvIty
Shares sold	38,373	180,606
Reinvestment of distributions	2,039	2,108
Shares redeemed	(50,140)	(57,087)
Total capital share activity	(9,728)	125,627

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE A – SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP Lifestyle Conservative Portfolio (the “Portfolio”), formerly known as Summit Lifestyle ETF Market Strategy Conservative Portfolio, a series of Calvert Variable Products, Inc. (the “Fund”), formerly known as Summit Mutual Funds, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffili-ated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in various exchange traded funds (the “Underlying Funds”), representing different market exposure.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	valuation Inputs
Investments In securItIes	level 1	level 2	level 3	total
Exchange traded funds	$8,508,366	—	—	$8,508,366
TOTAL	$8,508,366	—	—	$8,508,366

Security Transactions and Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (“the Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.55% of the Portfolio’s average daily net assets. Under the terms of the agreement, $4,044 was payable at year end. In addition, $2,802 was payable for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is 0.75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $735 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $60 for the year ended December 31, 2010. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $4,311,540 and $4,641,161, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$107,682	$102,530
Total	$107,682	$102,530

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$602,613
Unrealized (depreciation)	(4,877)
Net unrealized appreciation/(depreciation)	$597,736

Undistributed ordinary income	$108,039
Undistributed long-term capital gain	$80,306

Federal income tax cost of investments	$7,910,630

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and exchange traded funds.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to exchange traded funds and excise taxes.

Undistributed net investment income	($785)
Accumulated net realized gain (loss)	1,316
Paid-in capital	(531)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows.

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$2,122	1.50%	$387,239	Aug 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE F — OTHER

On December 9, 2010, the Board of Directors approved a resolution to reorganize the Calvert VP Lifestyle Conservative Portfolio into the Ibbotson Income and Growth ETF Asset Allocation Portfolio. Shareholders of Calvert VP Lifestyle Conservative Portfolio will be asked to vote on the reorganization and must approve it before any change may take place.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Also, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 28.4% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

FINANCIAL HIGHLIGHTS

		Years Ended
	December 31,	December 31,	December 31,
	2010 (z)	2009	2008
Net asset value, beginning	$48.42	$43.60	$52.86
Income from investment operations:
Net investment income	1.18	.67	1.09
Net realized and unrealized gain (loss)	3.95	4.74	(7.85)
Total from investment operations	5.13	5.41	(6.76)
Distributions from:
Net investment income	(.66)	(.59)	(2.45)
Net realized gain	—	—	(.05)
Total distributions	(.66)	(.59)	(2.50)
Total increase (decrease) in net asset value	4.47	4.82	(9.26)
Net asset value, ending	$52.89	$48.42	$43.60

Total return*	10.59%	12.40%	(13.12%)
Ratios to average net assets: A,B
Net investment income	2.35%	2.92%	3.50%
Total expenses	1.10%	1.22%	4.48%
Expenses before offsets	.75%	.75%	.75%
Net expenses	.75%	.75%	.75%
Portfolio turnover	52%	88%	66%
Net assets, ending (in thousands)	$8,793	$8,521	$2,195

	Periods Ended
	December 31,	December 31,
	2007(z)	2006^
Net asset value, beginning	$49.89	$50.00
Income from investment operations:
Net investment income	1.80	—
Net realized and unrealized gain (loss)	1.17	(.11)
Total from investment operations	2.97	(.11)
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	2.97	(.11)
Net asset value, ending	$52.86	$49.89

Total return*	5.95%	(.22%)
Ratios to average net assets: A,B
Net investment income (loss)	3.47%	(.52%( (a)
Total expenses	7.28%	220.34% (a)
Expenses before offsets	.75%	.75% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	15%	0%
Net assets, ending (in thousands)	$911	$150

See notes to financial highlights.

A

Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B	Amounts do not include the activity of the Underlying Funds.
(a)	Annualized.
(z)	Per share figures calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year.
^	From December 28, 2006 inception.

See notes to financial statements.

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one- and three-year periods ended June 30, 2010. The data also indicated that the Portfolio underperformed its Lipper index for the one- and three-year periods ended June 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance and its plans with respect to the Portfolio. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was at the median of its peer universe and that total expenses (net of expense reimbursements) were below the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also noted that the Advisor was reimbursing expenses of the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board also took into account management’s discussion of the Portfolio’s peer universe. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the

Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one- and three-year periods ended June 30, 2010 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is

qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP Lifestyle
Aggressive Portfolio

(formerly,Summit Lifestyle ETF
Market Strategy Aggressive Portfolio)

Annual Report

December 31, 2010

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4 Portfolio Manager Remarks

7 Shareholder Expense Example

8 Report of Independent Registered Public Accounting Firm

9 Statement of Net Assets

10 Statement of Operations

11 Statements of Changes in Net Assets

12 Notes to Financial Statements

17 Financial Highlights

19 Explanation of Financial Tables

20 Proxy Voting

21 Availability of Quarterly Portfolio Holdings

21 Basis for Board’s Approval of Investment Advisory Contracts

25 Director and Officer Information Table

calvert vp Lifestyle Aggressive Portfolio

Portfolio within Calvert Variable Products, Inc.
Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the year ended December 31, 2010, Calvert VP Lifestyle ETF Aggressive Portfolio returned 14.62%. Its benchmark, the Standard & Poor’s (S&P) 500 Index, returned 15.06% for the same period. The portfolio, which invests approximately 80% of its assets in stocks and 20% in bonds, underperformed during the year because the benchmark does not include bonds. When the portfolio’s performance is compared to a composite index comprised of 80% S&P 500 Index and 20% Barclays Capital Aggregate Bond Index, it outperformed. The composite index returned 13.36% for the period.

Proposed Merger

The Directors of Calvert Variable Products, Inc. have approved Calvert’s recommendation to solicit a shareholder vote for the merger of Calvert VP Lifestyle Aggressive Portfolio into Ibbotson Growth  ETF Asset Allocation  Portfolio. Shareholders of Calvert VP Lifestyle Aggressive Portfolio will be asked to vote on the merger and must approve it before any change may take place. Proxy materials, including the proposed Agreement and Plan of Reorganization and a further explanation of the proposed changes, will be sent to shareholders.

Investment Climate

Equity markets performed well in 2010, although pockets of turbulence disrupted performance throughout the year. After a strong start, turmoil in the Greek bond market caused global equity markets to falter. They rebounded quickly once European Union governments and the European Central Bank announced a bail-out for Greece and debt-purchase programs designed to support peripheral euro-zone countries. During late spring and throughout the summer months, equity markets in the United States languished as domestic economic activity slowed. Investors’ concerns about European financial market stability intensified as Portugal, Ireland, Italy, and Spain showed signs of weakness. By fall, the Federal Reserve announced its second round of quantitative easing (QE2), which helped propel equity markets to new

Calvert VP Lifestyle
Aggressive Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

$12,000
$10,000
$8,000
$6,000
$4,000
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
Calvert VP Lifestyle ETF Aggressive Portfolio - $10,447
S&P 500 Index - $9,671
Calvert VP Lifestyle Aggressive Composite Index - $10,343

Average Annual Total Return
(period ended 12.31.10)

One year	14.62%
Since inception (12.28.06)	0.99%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

highs for the year. In addition, economic growth appears to have accelerated during the second half of 2010, fueling the markets’ rise.

Fixed-income markets performed well during 2010, with a little help from the Federal Reserve (Fed). The Fed purchased Treasuries and mortgage-backed securities early in the year in an effort to drive down intermediate interest rates. Shortly after the Fed’s first quantitative easing program was completed, speculation began about a second round of easing which began in the fall. Initially, the Fed’s objective of reducing interest rates was accomplished, as rates on bonds in the two- to 10-year maturity range declined by 50 to 70 basis points.1

That changed in early December, when markets were surprised by a sizable round of fiscal stimulus. This monetary and fiscal support quickly created expectations for improved economic growth and a larger federal deficit (financed by Treasury debt) in 2011. In response, bond yields surged during the fourth quarter. Most major sectors of the bond market, including Treasuries and investment-grade corporate bonds, posted losses for the quarter.2

Over the full year, all major taxable bond market sectors posted positive returns, as yields finished mostly lower. The yield on 10-year Treasuries, for example, fell by 55 basis points. Three-month Treasury Bills yielded 0.12% at the end of the year, and money-market rates remained near zero as the Fed kept the target federal funds rate at that level.

Asset Allocation	% of Total Investments
Domestic Equity Exchange Traded Funds	78.1%
International and Global Equity Exchange Traded Funds	12.4%
Fixed Income Exchange Traded Funds	9.5%
Total	100.0%

PortfolIo strategy

As a “fund of funds,” the portfolio holds exchange-traded funds (ETFs) that invest in specific asset classes, including domestic and international stocks, investment-grade bonds and, to a lesser extent, high-yield bonds. The portfolio’s managers review holdings continuously and make changes as necessary.

During 2010, the portfolio’s exposure to equities increased after the first quarter. Over the full year, it held more than the target 80% in equities, on average. The portfolio’s small-cap, mid-cap and emerging market ETFs made positive contributions to relative performance during the year. The portfolio also held large-cap international ETFs, which detracted from relative performance. The portfolio’s corporate and high-yield bond ETFs also made attractive performance contributions over the full year.

The portfolio entered 2011 holding overweight positions in equity and higher-yield bond ETFs relative to the composite index.

outlook

During 2011, we expect to see increased growth in the U.S. and global economies. We also anticipate that corporate earnings will improve, in general. Interest rates may increase modestly as the economy strengthens and the Fed’s second round of quantitative easing ends by mid-year. Merger and acquisition (M&A) activity will likely increase during 2011, as an improved economic outlook, significant cash on corporate balance sheets, low interest rates, and relatively attractive valuation multiples combine to create an attractive environment for M&A activity. Riskier assets, including equities and lower-rated bonds, may outperform in this environment, continuing the trend that began in 2009.

The equity market will face challenges during the year. Weakness in Europe is likely to persist into 2011, which may negatively affect companies that depend on European markets. Chronically high unemployment in the United States, as well as growing budget deficits at federal, state, and local levels, may limit domestic economic growth. Also, the possibility of rising interest rates may negatively affect price-to-earnings multiples in the equity markets.

January 2011

1. A basis point is 0.01 percentage points.

2. Barclays Capital fixed-income indices

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNTVALUE	DURING PERIOD*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,218.20	$4.19

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.42	$3.82

* Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc.
and Shareholders of Calvert VP Lifestyle Aggressive Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Lifestyle Aggressive Portfolio (formerly, the Summit Lifestyle ETF Market Strategy Aggressive Portfolio) (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Lifestyle Aggressive Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania
February 25, 2011

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

exchange traded funds - 99.4%	shares	value
iShares Barclays Aggregate Bond Fund	3,800	$401,850
iShares Barclays Intermediate Credit Bond Fund	1,600	168,288
iShares Barclays MBS Bond Fund	900	95,022
iShares Barclays TIPS Bond Fund	1,300	139,776
iShares iBoxx $ High Yield Corporate Bond Fund	1,500	135,435
iShares MSCI EAFE Index Fund	8,300	483,309
iShares Russell 2000 Index Fund	4,900	383,327
iShares S&P 500 Growth Index Fund	25,800	1,693,512
iShares S&P 500 Index Fund	14,200	1,792,750
iShares S&P 500 Value Index Fund	39,100	2,329,969
SPDR S&P MidCap 400 Trust	6,900	1,136,292
Vanguard Emerging Markets Fund	15,500	746,325
Vanguard REIT	7,000	387,590

Total Exchange Traded Funds (Cost $8,647,093)		9,893,445

TOTAL INVESTMENTS (Cost $8,647,093) - 99.4%		9,893,445
Other assets and liabilities, net - 0.6%		58,084
net assets - 100%		$9,951,529

net assets consIst of:
Paid-in capital applicable to 202,240 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$8,655,287
Undistributed net investment income		73,712
Accumulated net realized gain (loss) on investments		(23,822)
Net unrealized appreciation (depreciation) on investments		1,246,352

net assets		$9,951,529

net asset value Per share		$49.21

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

net Investment Income
Investment Income:
Dividend income	$218,565
Interest income	1
Total investment income	218,566

Expenses:
Investment advisory fee	55,127
Transfer agency fees and expenses	1,651
Accounting fees	1,594
Directors’ fees and expenses	1,409
Administrative fees	10,023
Custodian fees	5,540
Reports to shareholders	4,479
Professional fees	21,731
Miscellaneous	4,027
Total expenses	105,581
Reimbursement from Advisor	(30,317)
Fees paid indirectly	(90)
Net expenses	75,174

net Investment Income	143,392

realIzed and unrealIzed gaIn (loss) on Investments
Net realized gain (loss)	238,740
Change in unrealized appreciation (depreciation)	916,753

net realIzed and unrealIzed gaIn
(loss) on Investments	1,155,493

Increase (decrease) In net assets
resultIng from oPeratIons	$1,298,885

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2010	2009
Operations:
Net investment income	$143,392	$95,099
Net realized gain (loss)	238,740	(156,438)
Change in unrealized appreciation (depreciation)	916,753	600,809

Increase (decrease) In net assets
resultIng from oPeratIons	1,298,885	539,470

Distributions to shareholders from:
Net investment income	(77,122)	(87,313)
Total distributions	(77,122)	(87,313)

Capital share transactions:
Shares sold	1,319,337	10,628,986
Reinvestment of distributions	77,121	87,312
Shares redeemed	(3,150,510)	(1,896,196)
Total capital share transactions	(1,754,052)	8,820,102

total Increase (decrease) In net assets	(532,289)	9,272,259

net assets
Beginning of year	10,483,818	1,211,559
End of year (including undistributed net investment income
of $73,712 and $7,450, respectively)	$9,951,529	$10,483,818

caPItal share actIvIty
Shares sold	29,241	252,978
Reinvestment of distributions	1,568	2,002
Shares redeemed	(70,857)	(46,038)
Total capital share activity	(40,048)	208,942

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE A – SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP Lifestyle Aggressive Portfolio (the “Portfolio”), formerly known as Summit Lifestyle ETF Market Strategy Aggressive Portfolio, a series of Calvert Variable Products, Inc. (the “Fund”), formerly known as Summit Mutual Funds, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in various exchange traded funds (the “Underlying Funds”), representing different market exposure.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

		valuation Inputs
Investments In securItIes	level 1	level 2	level 3	total
Exchange Traded Funds	$9,893,445	—	—	$9,893,445
TOTAL	$9,893,445	—	—	$9,893,445

Security Transactions and Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (“the Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .55% of the Portfolio’s average daily net assets. Under the terms of the agreement, $4,607 was payable at year end. In addition, $2,693 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement $838 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $60 for the year ended December 31, 2010. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $3,873,906 and $5,534,615, respectively.

CAPITAL LOSS CARRYFORWARDS

exPIratIon date
31-Dec-17	($1,174)

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$77,122	$87,313
Total	$77,122	$87,313

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,225,373
Unrealized (depreciation)	(1,669)
Net unrealized appreciation/(depreciation)	$1,223,704

Undistributed ordinary income	$73,712
Capital loss carryforward	($1,174)

Federal income tax cost of investments	$8,669,741

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and exchange traded funds.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to exchange traded funds and excise taxes.

Undistributed net investment income	($8)
Accumulated net realized gain (loss)	294
Paid-in capital	(286)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loan outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$10,824	1.53%	$624,072	October 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE F — OTHER

On December 9, 2010, the Board of Directors approved a resolution to reorganize the Calvert VP Lifestyle Aggressive Portfolio into the Ibbotson Growth ETF Asset Allocation Portfolio. Shareholders of Calvert VP Lifestyle Aggressive Portfolio will be asked to vote on the reorganization and must approve it before any change may take place.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 83.1% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

FINANCIAL HIGHLIGHTS

		Years Ended
	December 31,	December 31,	December 31,
	2010 (z)	2009	2008
Net asset value, beginning	$43.27	$36.33	$52.28
Income from investment operations:
Net investment income	.64	.38	.78
Net realized and unrealized gain (loss)	5.68	6.92	(15.08)
Total from investment operations	6.32	7.30	(14.30)
Distributions from:
Net investment income	(.38)	(.36)	(1.64)
Net realized gain	—	—	(.01)
Total distributions	(.38)	(.36)	(1.65)
Total increase (decrease) in net asset value	5.94	6.94	(15.95)
Net asset value, ending	$49.21	$43.27	$36.33

Total return*	14.62%	20.09%	(27.72%)
Ratios to average net assets: A,B
Net investment income	1.43%	2.57%	2.50%
Total expenses	1.05%	1.25%	5.55%
Expenses before offsets	.75%	.75%	.75%
Net expenses	.75%	.75%	.75%
Portfolio turnover	39%	54%	69%
Net assets, ending (in thousands)	$9,952	$10,484	$1,212

	Periods Ended
	December 31,	December 31,
	2007 (z)	2006^
Net asset value, beginning	$49.79	$50.00
Income from investment operations:
Net investment income	1.23	—
Net realized and unrealized gain (loss)	1.26	(.21)
Total from investment operations	2.49	(.21)
Total increase (decrease) in net asset value	2.49	(.21)
Net asset value, ending	$52.28	$49.79

Total return*	5.00%	(.42%)
Ratios to average net assets: A,B
Net investment income (loss)	2.35%	(.72%) (a)
Total expenses	7.14%	220.77% (a)
Expenses before offsets	.75%	.75% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	27%	0%
Net assets, ending (in thousands)	$978	$149

See notes to financial highlights.

A

Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B	Amounts do not include the activity of the Underlying Funds.
(a)	Annualized.
(z)	Per share figures calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year.
^	From December 28, 2006 inception.

See notes to financial statements.

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one- and three-year periods ended June 30, 2010. The data also indicated that the Portfolio underperformed its Lipper index for the one- and three-year periods ended June 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance and its plans with respect to the Portfolio. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer universe and that total expenses (net of expense reimbursements) were above the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also noted that the Advisor was reimbursing expenses of the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board also took into account management’s discussion of the Portfolio’s peer universe. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one- and three-year periods ended June 30, 2010 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates.  Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP Natural

Resources Portfolio

(formerly, Summit Natural

Resources Portfolio)

Annual Report

December 31, 2010

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description
Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below
Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds
Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds
Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds
Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
16	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting
20	Availability of Quarterly Portfolio Holdings
20	Basis for Board’s Approval of Investment Advisory Contracts
24	Director and Officer Information Table

calvert vp Natural resources Portfolio

Portfolio within Calvert Variable Products, Inc.

Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the year ended December 31, 2010, Calvert VP Natural Resources Portfolio returned 17.22%. Its benchmark, the Standard & Poor’s (S&P) 500 Index, returned 15.06% for the period.  The portfolio’s concentrated holdings in the commodity and natural resource sectors of the market were the reasons for its outperformance. The S&P 500 Index has a more diversified allocation of holdings across industry sectors.

Investment Climate

Positive investor sentiment and an improved economic environment—both domestically and overseas—provided a solid backdrop for commodity and natural resource prices in 2010. With the exception of natural gas prices, which declined by 35%, virtually all commodity prices rose substantially during the year. The price of gold increased more than 30%, reaching about $1,400 per ounce. Copper prices increased more than 40%. Prices for industrial materials rose significantly, fueled by demand from China and other emerging countries. Also, prices for cotton, corn, wheat, and other agricultural commodities increased significantly. In addition, a weakening U.S. dollar provided price support for commodities denominated in U.S. dollars, such as crude oil.

Portfolio Strategy

As a “fund of funds,” the portfolio invests in exchange-traded funds (ETFs) and notes (ETNs) that track diverse commodity, natural resource, raw materials, and utility indices. The portfolio is constructed to maintain broad exposures to a wide variety of commodities and natural resources. During 2010, the portfolio’s holdings remained fairly stable. The only changes were a slight reduction in its exposure to the energy sector, and corresponding increases in its exposure to forestry, grains, water, and utilities. The portfolio’s largest holdings were in the energy (32%) and materials (28%) sectors. It also had exposure to metals (9%), grains (8%), forest products (7%), and other sectors including water, utilities, and real estate.

Calvert VP Natural Resources Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.10)
One year	17.22%
Since inception (12.28.06)	2.91%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Outlook

Commodity and natural resource prices are poised to perform well in 2011, assuming that global expansion continues. Currently, fiscal and monetary policy in both the U.S. and Europe is supportive of pricing. A weak U.S. dollar would further the case for higher commodity and natural resource prices in 2011. Regardless, we will carefully monitor the pace of economic growth in 2011. The U.S. economy is still fragile and growth in Europe is far from assured. If economic growth slows globally, commodity and natural resource prices could suffer.

January 2011

% of Total
Economic Sectors	Investments

Materials Stocks	28.1%
Forestry Stocks	7.2%
Energy Stocks	18.1%
Water Stocks	5.1%
Utilities Stocks	5.0%
Real Estate Stocks	2.0%
Energy Commodities	14.2%
Grain Commodities	7.5%
Industrial Metals Commodities	5.2%
Precious Metals Commodities	4.1%
Soft Commodities	2.5%
Livestock Commodities	1.0%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,322.80	$4.39

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.42	$3.82

* Expenses are equal to the Fund’s annualized expense ratio of .75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

Report of Independent Registered Public
Accounting Firm

The Board of Directors of Calvert Variable Products, Inc.
and Shareholders of Calvert VP Natural Resources Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Natural Resources Portfolio (formerly, the Summit Natural Resources Portfolio) (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended.  These financial statements and financial highlights are the responsibility of the Portfolio’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Natural Resources Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG

Philadelphia, Pennsylvania

February 25, 2011

STATEMENT OF NET ASSETS

DECEMBER 31, 2010

Investment Companies - 99.0%	Shares	Value
Guggenheim Timber Index ETF	146,500	$3,022,295
iPath Dow Jones-UBS Commodity Index Total Return ETN*	147,100	7,225,552
iShares Dow Jones US Utilities Sector Index ETF	27,400	2,112,540
iShares S&P Global Materials Sector Index ETF	56,600	4,145,950
iShares S&P North American Natural Resources Sector Index ETF	181,900	7,583,411
PowerShares DB Commodity Index Tracking Fund*	262,500	7,239,750
PowerShares Water Resources Portfolio ETF	112,100	2,128,779
Vanguard Materials ETF	92,500	7,640,500
Vanguard REIT ETF	15,100	836,087

Total Investment Companies (Cost $33,784,443)		41,934,864

TOTAL INVESTMENTS (Cost $33,784,443) - 99.0%		41,934,864
Other assets and liabilities, net - 1.0%		433,444
Net Assets - 100%		$42,368,308

Net Assets Consist Of:
Paid-in capital applicable to 761,509 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$38,250,001
Undistributed net investment income		141,857
Accumulated net realized gain (loss) on investments		(4,173,971)
Net unrealized appreciation (depreciation) on investments		8,150,421

Net Assets		$42,368,308

Net Asset Value Per Share		$55.64

* Non-income producing security.

Abbreviations:

ETF: Exchange-traded fund

ETN: Exchange-traded note

REIT: Real Estate Investment Trust

See notes to financial statements.

Statement of Operations

year ended DECEMBER 31, 2010

Net Investment Income
Investment Income:
Dividend income	$473,669
Interest income	20
Total investment income	473,689

Expenses:
Investment advisory fee	150,969
Transfer agency fees and expenses	1,689
Accounting fees	4,438
Directors’ fees and expenses	3,902
Administrative fees	27,449
Custodian fees	8,158
Reports to shareholders	17,546
Professional fees	20,862
Miscellaneous	4,406
Total expenses	239,419
Reimbursement from Advisor	(32,904)
Fees paid indirectly	(649)
Net expenses	205,866

Net Investment Income	267,823

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	347,297
Change in unrealized appreciation (depreciation)	6,947,741

Net Realized and Unrealized Gain
(Loss) on Investments	7,295,038

Increase (Decrease) in Net Assets
Resulting From Operations	$7,562,861

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$267,823	$24,394
Net realized gain (loss)	347,297	(2,288,408)
Change in unrealized appreciation (depreciation)	6,947,741	5,748,315

Increase (Decrease) in Net Assets
Resulting From Operations	7,562,861	3,484,301

Distributions to shareholders from:
Net investment income	(125,966)	(41,810)

Capital share transactions:
Shares sold	22,767,385	10,788,926
Reinvestment of distributions	125,969	41,810
Shares redeemed	(5,330,921)	(4,578,253)
Total capital share transactions	17,562,433	6,252,483

Total Increase (Decrease) in Net Assets	24,999,328	9,694,974

Net Assets
Beginning of year	17,368,980	7,674,006
End of year (including undistributed net investment income of $141,857 and $12,181, respectively)	$42,368,308	$17,368,980

Capital Share Activity
Shares sold	506,255	266,524
Reinvestment of distributions	2,279	874
Shares redeemed	(111,839)	(113,298)
Total capital share activity	396,695	154,100

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A –- Significant Accounting Policies

General:  Calvert VP Natural Resources Portfolio (the “Portfolio”), formerly known as Summit Natural Resources Portfolio, a series of Calvert Variable Products, Inc. (the “Fund”), formerly known as Summit Mutual Funds, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds and exchange traded notes (the “Underlying Funds”) representing different natural resources exposures.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year.  For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange traded funds & notes	$41,934,864	—	—	$41,934,864
TOTAL	$41,934,864	—	—	$41,934,864

Security Transactions and Investment Income:  Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulation.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:  In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .55%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $19,208 was payable at year end. In addition, $3,797 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% based on the Portfolio’s average daily net assets. Under the terms of the agreement, $3,492 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $76 for the year ended December 31, 2010. Under the terms of the agreement, $7 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $25,708,728 and $8,107,968, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-16	($1,088,390)

Capital losses may be used to offset future taxable capital gains until expiration.  Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.   Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused.  Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$125,966	$41,810
Total	$125,966	$41,810

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$5,064,840
Unrealized (depreciation)	—
Net unrealized appreciation/(depreciation)	$5,064,840

Undistributed ordinary income	$141,857
Capital loss carryforward	($1,088,390)
Federal income tax cost of investments	$36,870,024

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and partnerships.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have not impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to partnerships.

Undistributed net investment income	($12,181)
Accumulated net realized gain (loss)	16,018
Paid-in capital	(3,837)

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2010.

Note E — Subsequent Events

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 65.5% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2010 (z)	2009 (z)	2008
Net asset value, beginning	$47.61	$36.42	$60.90
Income from investment operations:
Net investment income	.47	.08	.10
Net realized and unrealized gain	7.73	11.22	(24.46)
Total from investment operations	8.20	11.30	(24.36)
Distributions from:
Net investment income	(.17)	(.11)	(.12)
Total distributions	(.17)	(.11)	(.12)
Total increase (decrease) in net asset value	8.03	11.19	(24.48)
Net asset value, ending	$55.64	$47.61	$36.42

Total return*	17.22%	31.04%	(40.03%)
Ratios to average net assets: A,B
Net investment income	.98%	.20%	.40%
Total expenses	.87%	.90%	1.38%
Expenses before offsets	.75%	.75%	.75%
Net expenses	.75%	.75%	.75%
Portfolio turnover	30%	35%	101%
Net assets, ending (in thousands)	$42,368	$17,369	$7,674

	Periods Ended
	December 31,	December 31,
	2007	2006^
Net asset value, beginning	$49.98	$50.00
Income from investment operations:
Net investment income	.10	—
Net realized and unrealized gain (loss)	10.82	(.02)
Total from investment operations	10.92	(.02)
Distributions from:
Net investment income	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	10.92	(.02)
Net asset value, ending	$60.90	$49.98

Total return*	21.85%	(.04%)
Ratios to average net assets: A,B
Net investment income (loss)	.23%	(.75%) (a)
Total expenses	6.33%	133.46% (a)
Expenses before offsets	.75%	.75% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	28%	0%
Net assets, ending (in thousands)	$1,255	$250

See notes to financial highlights.

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B   Amounts do not include the activity of the Underlying Funds.

(a)   Annualized.

(z)   Per share figures are calculated using the Average Shares Method.

*       Total return is not annualized for periods less than one year.

^     From December 28, 2006, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

Proxy voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board’s Approval of Investment Advisory ContractS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor.  The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates.  Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement.  Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others:  the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure.  The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports.  The Board considered the Advisor’s current level of staffing and overall resources.  The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered.  The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues.  The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies.  In addition, the Board took into account overall financial market conditions.  The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report.  This comparison indicated that the Portfolio performed below the median of its peer universe for the one-year period ended June 30, 2010 and  above the median of its peer universe for the three-year period ended June 30, 2010.  The data also indicated that the Portfolio underperformed its Lipper index for the one-year period ended June 30, 2010 and outperformed its Lipper index for the three-year period ended June 30, 2010.  The Board took into account management’s discussion of the limitations on the passive and active benchmarks against which the Portfolio’s performance was measured.  Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe.  Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was above the median of its peer universe and that total expenses (net of expense reimbursements) were below the median of its peer universe.  The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe.  In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts.  The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio.  The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio.  The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio.  Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis.  In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation.  The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex.  The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio.  The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio.  In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits.  The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio.  Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees.  Although the Portfolio’s advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.  The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques.  Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement.  In the course of its deliberations, the Board evaluated, among other factors:  the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history.  Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one- and three-year periods ended June 30, 2010 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies.  The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement.  Based upon its review, the Board determined that the subadvisory fee was reasonable.  Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations.  For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others:  (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor.  Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Director and Officer Information Table

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates.  Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 12/31/10		Fiscal Year ended 12/31/09
	$	%*	$	% *

(a) Audit Fees	$218,405	0%	$200,805	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$38,968	0%	$36,959	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$257,373	0%	$237,764	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/10		Fiscal Year ended 12/31/09
$	%*	$	%*
$11,000	0%	$4,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

               There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:       /s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date:  March 1, 2011

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: March 1, 2011

            /s/ Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: March 1, 2011